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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-1939

ING Investment Funds, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2005

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

May 31, 2005

Classes A, B, C, M and O

Domestic Equity and Income Funds

▪ ING Convertible Fund
▪ ING Equity and Bond Fund
▪ ING Real Estate Fund

Domestic Equity Growth Funds

▪ ING Disciplined LargeCap Fund
▪ ING LargeCap Growth Fund
▪ ING MidCap Opportunities Fund
▪ ING SmallCap Opportunities Fund

Domestic Equity Value Funds

▪ ING Financial Services Fund
▪ ING LargeCap Value Fund
▪ ING MagnaCap Fund
▪ ING MidCap Value Fund
▪ ING MidCap Value Choice Fund
▪ ING SmallCap Value Fund
▪ ING SmallCap Value Choice Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Reports	4

Shareholder Expense Examples	32

Report of Independent Registered Public Accounting Firm	38

Statements of Assets and Liabilities	39

Statements of Operations	45

Statements of Changes in Net Assets	48

Financial Highlights	55

Notes to Financial Statements	80

Portfolios of Investments	99

Tax Information	131

Director and Officer Information	132

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PRESIDENT’S LETTER

Dear Shareholder,

We are in the midst of an exciting time here at ING Funds. We began the year by introducing a new ING global fund that gave investors an opportunity to invest in global companies with a history of attractive dividend yields.

The new fund was a bold and innovative opportunity and it captured the attention of investors. When the fund’s initial offering period closed, it proved to be one of the five largest unleveraged closed-end funds in history.

The success of the new fund offering illustrates what ING Funds is really all about: fresh thinking in financial services. The fund’s offering success also confirmed something else that we have long believed; namely, that investors are excited about opportunities beyond our shores.

As globalization grows, investment opportunities grow as well. In 1970, only about one-third of equity market capitalization was located abroad; by 2004, that number had jumped to 50 percent[1]. It is often said that the world is becoming ever more complicated. This is undoubtedly true in the world of investments where the range of asset classes and investment techniques has never been wider. To take advantage of the opportunities that are now available, it is essential to seek investment partners who have the required breadth and depth of experience — on a global basis.

Our goal at ING Funds is to deliver innovative investment products that help you, the investor, to achieve your financial dreams. We have also long been committed to uncovering opportunities worldwide.

We will continue to bring you opportunities — wherever they occur. With access to more than 700 ING investment management professionals who are located around the world and who, in our consideration, deliver exceptional insight into markets in Europe, the Americas and the Asia-Pacific region, we believe we are in a unique position to help you take advantage of the opportunities that the world has to offer.

On behalf of everyone here at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
June 22, 2005

1               Morgan Stanley Capital International

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2005

In our semi-annual report we described global equities that had returned 9.0% on average to U.S. dollar investors. For the year ended May 31, 2005, global equities gained 11.3%, as measured by the Morgan Stanley Capital International (“MSCI”) World Index(1) in dollars, including net reinvested dividends. In the second six months, however, those investors struggled to make further headway, adding just 2.2%, much of which was due to trends in currencies. For the six months, the U.S. currency recovered 7.9% against the euro, 5.3% against the yen and 5.1% against the pound, reducing sizeable local stock market appreciation correspondingly.

Interest rate issues heavily influenced all markets. Commentators on investment grade U.S. fixed income securities were confounded by the continued flattening of the Treasury yield curve. Four times during the half year the Federal Open Market Committee (“FOMC”) raised the Federal Funds rate by 0.25% to 3.0%, making eight increases since June 2004. Yet longer term Treasury yields stayed on a downward path and on February 9 the ten-year reached its semi-annual low point of 4.0%. Even Chairman Greenspan confessed his own bafflement at this “conundrum”, unnerving many investors with his apparent displeasure. This and other shocks sent that yield back up to its peak of 4.6% on March 28. But it was short lived. In the weeks that followed, evidence of slowing activity and firming inflation mounted. Barely two months after Greenspan’s “conundrum” speech, the conundrum was back. In May there was a brief reversal after the employment report, but by mid month, fairly tame core inflation data sent the yield spread of the ten-year over the 90-day Treasury Bill to repeated multi-year record low levels. The yield on 10-year Treasury Notes fell 0.65% and 0.35% to 4.0%, for the twelve months and six months, respectively, but the yield on 13-week Treasury Bills soared 1.8% and 0.70%, respectively for the same periods, to 2.9%. The broader Lehman Brothers Aggregate Bond Index(2) returned 6.8% for the full year and 2.9% for the six months. High yield bonds betrayed their equity-like characteristics and after a powerful first half, struggled in the second; the Lehman Brothers High Yield Bond Index(3) added just 0.6% in the second half the year, while gaining 10.3% for the full year.

The U.S. equities market in the form of the Standard & Poor’s (“S&P”) 500 Index(4), gained 8.2% including dividends for the year ended May 31, 2005. For the six months, the Index gained 2.4%, less than half the gain of the previous six months and only squeezed out in the last two weeks of May. At this point the market was trading at a price-to-earnings level of just under 16 times earnings for the current fiscal year. The market had powered ahead in the last two months of 2004, energized by the clear presidential election result, retreating oil prices after the October record and a bullish November employment report. By January this was being seen as overly optimistic and stocks fell back. But encouraging elections in Iraq and an upsurge in merger and acquisition activity relieved the gloom somewhat. This was followed through in February as fourth quarter 2004 corporate earnings showed average growth above 20%. A better than expected employment report on March 4 propelled the S&P 500 Index to its best close of the six month period the next day. But the sell off from this high to the end of April was swift, as fears of slowing growth, rising inflation, and slumping consumer confidence sent the market to its 2004 low point in mid-April. May started as April had left off, with investors uneasy at the apparent combination of a “soft patch” in the economy and the Federal Reserve intent on increasing short-term interest rates. Indeed the first two business days saw a weak manufacturing report and another rise in the Federal Funds rate. But a very strong employment report, record home sales and a first quarter gross domestic product (“GDP”) growth estimate revised up to 3.5%, within which profits were still growing at a healthy 13.8%, soon had many commentators asking if the soft patch had just been an illusion. Investors were relieved as oil prices remained well below the April high level, much of the time under $50 per barrel. As is often the case when the mood shifts, formerly worrisome news was now being shrugged off. Significant upward revisions to earlier estimates of wages and salaries growth, experts argued, would surely safeguard the future spending of the all-important U.S. consumer, notwithstanding the FOMC. Our year ended with a sharp rebound in consumer confidence.

In international equities markets for the six months ended May 31, 2005, Japan fell 0.9% in dollars, as measured by the MSCI Japan Index(5) with net dividends, but rose 3.9% in yen. For the full year, the Index gained 3.9% in dollars and 1.3% in yen. The headline of the half-year was undoubtedly that Japan was in recession again for the fourth time in thirteen years, GDP falling in the middle two quarters of 2004. Yet it bounced back in the first calendar quarter of 2005 and by the end of May improved corporate profitability and household spending had raised

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2005

spirits. Meanwhile, for the six months European ex UK markets gained 2.3% in dollars, over four times that in local currency, and 17.9% for the year, as measured by the MSCI Europe ex UK Index(6) with net dividends, reaching a near three-year high. While the macro picture is depressing with unemployment over 10% in France and Germany and domestic demand weak, markets were encouraged by attractive price earnings ratios and merger and acquisition prospects. The UK market rose 15.0% for the full year and 2.6% in dollars between November and May, based on the MSCI UK Index(7) with net dividends. In pounds, the market rose 15.7% and 7.6%, respectively, for the same periods. The healthy UK economy patently started to slow after five interest rate increases through August. By the end of May, manufacturing was contracting, housing prices were receding and household spending was cooling. Still, stocks were underpinned by fairly modest valuations, a dividend yield well above 3% and again, periodic merger and acquisition excitement.

(1) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4) The Standard & Poor’s 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING CONVERTIBLE FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types*

as of May 31, 2005

(as a percent of net assets)

*  Excludes other assets and liabilities of -27.8% of net assets and 27.7%
of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING Convertible Fund (the “Fund”) seeks maximum total return, consisting of capital appreciation and current income. The Fund is managed by a team of investment professionals led by Anuradha Sahai, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of -0.85% compared to the Merrill Lynch All Convertibles Excluding Mandatory All Qualities (“ML Convertible”) Index(4) which returned -0.08% for the same period.

Portfolio Specifics: The Fund was relatively defensively positioned versus its peer group, as well as the ML Convertible Index at the beginning of the year. The barbell approach adopted earlier in the year was modified somewhat to a more middle of the road approach with most of its weighting in total return convertibles, with neither a pure bond-like tilt nor a pure equity tilt. With the collapse of volatility in the convertible market, especially in the latter half of the year, this hurt Fund performance as the option value of the middle of the road convertibles diminished significantly. Thus middle of the road convertibles have fared the worst so far in 2005.

Given the strength in oil prices through most of this period, energy was the biggest contributor to Index returns. Slight overweighting and security selection aided the Fund in beating the benchmark in the energy sector, which was the best performing sector in the Fund. Security selection was the major driver of performance in the consumer discretionary, healthcare, and consumer staples sectors as well. Underweighting airlines aided the Fund in outperforming the benchmark in the transportation sector as well. This was offset by significant underperformance in telecommunications, caused by pronounced underperformance of one holding where the company’s fundamental deterioration was announced during one of the earnings calls and which the Fund has since been underweighted. The Fund also underperformed in the industrial sector due to a couple of holdings not meeting earnings expectations during a quarter and another introducing management integrity issues. The Fund has sold these holdings subsequently. Media and technology also underperformed with certain sub sectors going out of favor and due to gains given back during this period versus the previous twelve month period.

Outlook and Current Strategy: U.S. economic indicators continue to improve, but we believe that equity market valuations will improve more modestly going further into the calendar year. A weak dollar, combined with relatively high oil prices, could still act as a damper to economic growth going forward. Inflationary fears, along with geopolitical concerns, could further decrease the visibility for the financial markets.

The Fund still maintains a middle-of-the-road approach with heavier weightings in balanced total return convertibles, as we believe the market has cheapened significantly over the last few months, with the expectation that these should outperform going forward.

In these volatile times, we believe convertible securities are attractive relative to comparable asset classes due to their bond floor downside protection while providing equity-like upside participation. Despite the fear of higher rates, strong balance sheets and low default risk should keep bond floors from dropping much. We continue to look for companies across the spectrum that will benefit from a gradually recovering economy as we expect the market will reward companies that typically profit in the recovery part of the cycle. A bottom up approach which relies on fundamental analysis and careful security selection within our broader top down sector positioning strategy continues to be the foundation for our investment decisions.

Top Ten Holdings**

as of May 31, 2005
(as a percent of net assets)

SPDR Trust Series 1	2.9%
Lehman Brothers Holdings, Inc	2.7%
Flir Systems, Inc.	2.6%
Reinsurance Group of America	2.4%
Chesapeake Energy Corp.	2.4%
Tyco Intl. Group SA	2.4%
Costco Wholesale Corp.	2.2%
Ocwen Financial Corp.	2.0%
Nabi Biopharmaceuticals	1.9%
Spacehab, Inc.	1.8%

Portfolio holdings are subject to change daily.

** Excludes short-term investments related to
repurchase agreements and securities lending.

PORTFOLIO MANAGERS’ REPORT	ING CONVERTIBLE FUND

Average Annual Total Returns for the Years Ended May 31, 2005

	1 Year	5 Year	10 Year

Including Sales Charge:
Class A(1)	(6.55)%	(1.98)%	10.51%
Class B(2)	(6.40)%	(1.76)%	10.52%
Class C(3)	(2.49)%	(1.45)%	10.48%

Excluding Sales Charge:
Class A	(0.85)%	(0.82)%	11.17%
Class B	(1.56)%	(1.47)%	10.52%
Class C	(1.52)%	(1.45)%	10.48%
ML Convertible Index(4)	(0.08)%	1.65%	9.35%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Convertible Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Merrill Lynch All Convertibles Excluding Mandatory All Quantities Index (“ML Convertible Index”) is a market capitalization-weighted index including all non-mandatory domestic corporate convertible securities with at least on overall par of $50 million market value.

ING EQUITY AND BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types*

as of May 31, 2005

(as a percent of net assets)

Portfolio holdings are subject to change daily.

* Excludes other assets and liabilities of -6.8% of net assets.

The ING Equity and Bond Fund (the “Fund”) seeks a balance of long-term capital appreciation and current income. The equity portion of the Fund is managed by James A. Vail, CFA. The bond portion of the Fund is managed by James B. Kauffmann. Mary Ann Fernandez and Shiv Mehta are jointly responsible for establishing the overall asset allocation strategy for the Fund. All are with ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ending May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.51% compared to the Standard & Poor’s (“S&P”) 500 Index(4), the Lehman Brothers Aggregate Bond Index(5), and the Composite Index (60% S&P 500 Index / 40% Lehman Brothers Aggregate Bond Index), which returned 8.24%, 6.82% and 7.78%, respectively, for the same period.

Portfolio Specifics: The principal negative factor of the Fund’s equity component that caused it to underperform the S&P 500 Index was our information technology holdings, particularly previously held NVIDIA Corp., Hewlett Packard Co. and Corning, Inc., as well as International Business Machines Corp. Healthcare was another disappointing performer as Biogen Idec, Inc. sold off dramatically after a new drug was withdrawn from the market. Earlier in the year, previously held Boston Scientific Corp., encountered problems with its stent product line, which also hurt overall returns.

Performance was bolstered by holdings in the consumer discretionary sector, particularly Marriott International, Inc. Starwood Hotels & Resorts Worldwide, Inc., Carnival Corp. and Nordstrom, Inc. The industrial sector also provided positive returns as truck manufacturer PACCAR, Inc. and previously held Rockwell Automation, Inc. were strong performers. Finally being underweight consumer staples aided performance. Earlier in the period energy detracted from performance, but more recently exerted a positive influence.

Overall, the fixed income portion of the Fund performed in line with its benchmark, the Lehman Brothers Aggregate Bond Index, despite the different impacts our short duration stance had over the twelve-month period. While a short duration stance was helpful to performance in the first part of the fiscal year, by the end of the third calendar quarter of 2004 it was a source of underperformance relative to the benchmark especially since we concentrated our underweight in the resilient shorter maturities of the yield curve. Again the short duration posture helped in the first calendar quarter of 2005, but it was a drag on performance as we ended the Fund’s fiscal year in May. During the first six months of the reporting period, we reduced our exposure to longer-dated and lower-rated corporates in the face of stretched valuations. In fact, our exposure to credit-sensitive sectors at the close of the period was below the Index on a market-weight and a contribution-to-duration basis. At times the portfolio yield was slightly less than the Index.

Exposure to emerging markets debt significantly helped returns until the calendar turned to 2005. We reduced exposure to both higher risk sectors early in January as the compensation for risk became inadequate. Once the tide turned against high yield later in the first calendar quarter of 2005, the underweight was advantageous. Careful credit analysis also pointed to a significant underweight in the autos for most of the period; however, we reintroduced some of the names in May.

Current Strategy and Outlook: We remain defensively postured as idiosyncratic risk is on the rise. The increase in shareholder friendly initiatives — special dividends, share buy-backs, mergers, etc — is decidedly bondholder unfriendly. We continue to actively manage our sector allocation and security selection exposures. Careful security selection is never more important than during periods of volatility. However, valuations have improved lately and we expect to reduce our tactical treasury allocation and purchase high quality securities that have widened with the market. Specifically, we continue to like the utility, insurance, and banking sectors.

The Fund closed the period neutral home mortgages, overweight asset-backed and commercial mortgage-backed securities, and moderately underweight the short and intermediate portions of the yield curve. We are also underweight agencies. Despite the addition of a number of new positions in May our credit allocation remains lower than the benchmark. Indeed, intermittent squalls in the bond market may provide some tactical trading opportunities in disparaged sectors and issuers. With some 75% of the mortgage market vulnerable to refinancing, we may decrease our allocation in the very near future but will maintain holdings in adjustable rate mortgages and collateralized mortgage obligations.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

U.S. Treasury Note, 3.875%, due 05/15/10	3.0%
FNMA, 5.000%, due 07/15/34	2.8%
General Electric Co.	2.4%
Exxon Mobil Corp.	1.9%
Citigroup, Inc.	1.9%
Microsoft Corp.	1.6%
Goldman Sachs Group, Inc.	1.5%
Lehman Brothers Holdings, Inc.	1.4%
Baker Hughes, Inc.	1.3%
American Intl. Group, Inc.	1.3%

Portfolio holdings are subject to change daily.

** Excludes short-term investments related to repurchase agreements.

PORTFOLIO MANAGERS’ REPORT	ING EQUITY AND BOND FUND

Average Annual Total Returns for the Years Ended May 31, 2005

	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	(1.50)%	0.18%	7.22%
Class B(2)	(1.13)%	0.35%	7.21%
Class C(3)	2.78%	0.69%	7.15%
Excluding Sales Charge:
Class A	4.51%	1.38%	7.86%
Class B	3.87%	0.69%	7.21%
Class C	3.78%	0.69%	7.15%
S&P 500 Index(4)	8.24%	(1.93)%	10.18%
Lehman Brothers Aggregate Bond Index(5)	6.82%	7.73%	6.85%
Composite Index (60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index)	7.78%	2.20%	9.18%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Convertible Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers Aggregate Bond Index is a widely recognized index of publicly issued fixed rate U.S. government, investment grade mortgage-backed and corporate debt securities.

ING REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*
as of May 31, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of 1.7% of net assets.

REIT - Real Estate Investment Trust

Portfolio holdings are subject to change daily.

The ING Real Estate Fund (the “Fund”) seeks total return. The Fund is co-managed by T. Ritson Ferguson, CFA, Chief Investment Officer and Sherry L. Rexroad, Managing Director, ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 28.51% compared to the Dow Jones Wilshire (“DJW”) Real Estate Securities Index(4), which returned 31.57% for the same period.

Portfolio Specifics: The Fund trailed its benchmark, but the Fund outperformed the S&P 500 Index(9) and the Lehman Brothers Aggregate Bond Index(10).

The best returns by sector in the last year were from the mall, shopping center, hotel, and storage sectors. Generally, our sector allocation was a positive contributor, as we were overweight in the retail sectors. However, our modest weighting in the healthcare sector, which is not in the benchmark, was a drag on performance during the last year. The healthcare sector was the clear laggard among property stocks  advancing “only” 22.2%. Stock selection was the source of our underperformance in the last year. Our stock selection in the shopping center, hotel and industrial sectors outperformed the sector averages. Unfortunately, the underperformance in the mall, office and apartment sectors offset the positive sector selection and stock selection in other sectors. The only significant change in sector allocation has been the elimination of our healthcare positions and the addition of a 5% allocation to the storage sector, which we like for the rapidly improving fundamentals in this property type. We remain overweight the mall sector, which continues to exhibit the strongest fundamentals of any property type. Even the small amount of cash held on average during the year had a drag on performance in such strong markets.

Current Strategy and Outlook: Real estate stocks continue to be strong performers relative to the rest of the stock market. Volatility, however, has increased in the last 18 months. In January, many Real Estate Investment Trusts (“REITs”) fell sharply, but have since regained all those losses and more. Traditionally real estate stock returns have only about 65% of the volatility of the S&P 500 Index and half the volatility of the Russell 2000 Index(11). The high and consistent level of dividend income has been one of the reasons for REITs lower historic volatility. REIT dividends increased by about 3% last year and are expected to grow by a similar amount again this year.

The economy and interest rates will write the story for REITs in 2005. With the spread between dividend yields and bonds at below average levels, the action of the Federal Reserve becomes more important in 2005. A policy of slow-measured increases in short-term rates and a modest increase in long-term rates is generally good for REITs. A sharp increase in the rate of increases or a dramatic rise in 10-year rates would likely hurt REIT stock prices.

As of the end of May, REITs are trading at fair value relative to three broad measures of value. By one measure, REITs look expensive. The average REIT trades at about a 14.2 multiple of earnings, which is well above the 12.2 average multiple since 1986. However, REITs are trading at a dividend yield of 4.8%, which is 80 basis points (0.80%) higher than the yield on the 10-year Treasury bond (versus an average spread over the last 20 years of approximately 60 basis points). Finally, we estimate the average REIT stock price is about a 2% premium to estimated Net Asset Value (the estimate of the private market value of a company’s real estate assets net of debt). In other words, public real estate equity valuations are in line with the much larger private market values. Approximately 90% of U.S. real estate is owned in the private market.

As long as new stock issuance remains disciplined as it was in 2003 and 2004, we believe stock prices should improve with earnings growth. The pipeline of initial public offerings (IPO’s) remains modest. As always, we will be discriminating buyers of these new entrants to the public real estate company universe. In the meantime, we expect REITs, which offer relatively high yields and solid earnings prospects, to retain their appeal to investors, given the alternatives.

Top Ten Holdings
as of May 31, 2005
(as a percent of net assets)

Simon Property Group, Inc.	6.4%
Prologis	4.9%
Starwood Hotels & Resorts Worldwide, Inc.	4.5%
Boston Properties, Inc.	4.5%
Public Storage, Inc.	4.4%
General Growth Properties, Inc.	4.0%
SL Green Realty Corp.	3.8%
Equity Office Properties Trust	3.5%
AvalonBay Communities, Inc.	3.5%
Vornado Realty Trust	3.4%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

			Since Inception		Since Inception		Since Inception		Since Inception
			of Class A		of Class B		of Class C		of Class O
	1 Year		December 20, 2002		November 20, 2002		January 17, 2003		September 15, 2004

Including Sales Charge:
Class A(1)	21.12%		25.15%		—		—		—
Class B(2)	22.62%		—		25.63%		—		—
Class C(3)	26.57	%*	—		—		29.28%		—
Class O	—		—		—		—		20.12%
Excluding Sales Charge:
Class A	28.51	%*	28.21%		—		—		—
Class B	27.62	%*	—		26.47%		—		—
Class C	27.57	%*	—		—		29.28%		—
Class O	—		—		—		—		20.12%
Dow Jones Wilshire Real Estate Securities Index(4)	31.57%		29.66	%(5)	29.29	%(6)	32.55	%(7)	17.84	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Real Estate Fund against the Index  indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

*  Performance was attributed to highly favorable conditions. Please be advised that such conditions may not continue to exist and such performance may not be repeated in the future.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3)  Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  The Dow Jones Wilshire Real Estate Securities Index measures the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The Index is capitalization-weighted.

(5)  Since inception for the index is shown from January 1, 2003.

(6)  Since inception for the index is shown from December 1, 2002.

(7)  Since inception for the index is shown from February 1, 2003.

(8)  Since inception for the index is shown from September 1, 2004.

(9)  The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(10) The Lehman Brothers Aggregated Bond Index is a widely recognized index of publicly issued fixed rate U.S. government investment grade mortgage-backed and corporate debt securities.

(11) The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged Index that measures the performance of 3,000 U.S. companies based on total market capitalization.

ING DISCIPLINED LARGECAP FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*
as of May 31, 2005
(as a percent of net assets)

*   Excludes other assets and liabilities of -14.1% of net assets and 13.7%
of net assets for short-term investments related to securities lending.

(1)   Includes five industries, which each represent 2 - 3% of net assets.

(2)  Includes twenty industries, which each represent less 2% of net assets.

Portfolio holdings are subject to change daily.

The ING Disciplined LargeCap Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Hugh T.M. Whelan Sr., and Douglas Coté, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.75% compared to the Standard & Poor’s (“S&P”) 500 Index(4), which returned 8.24% for the same period.

Portfolio Specifics: The Fund outperformed the S&P 500 Index due to security selection, especially in the healthcare, utilities and information technology sectors. This positive performance was offset slightly by disappointing stock performance in the industrials and consumer staples sectors. Among the largest contributors to performance were our overweights in Apple Computer, Inc. and TXU Corp. Our overweights in Ford Motor Co. and Gap, Inc. were among stocks that detracted from alpha over the year.

Soaring profits, outstanding product sales led by the iPod, iPod mini and the iPod Shuffle and rising earnings forecasts drove Apple Computer, Inc. up significantly. Also driving profitability is additional economic benefit from new retail store openings. Shares of TXU Corp., the largest Texas power supplier, rose on strong earnings and the announcement of a four-fold dividend increase and improved outlook for 2004 and 2005. Management has been committed to transforming TXU Corp. into a high performance utility company with continued improvement in profitability. Not unlike other U.S. automakers, Ford Motor Co. has experienced falling sales (especially in SUVs), high inventories and production cuts. Their planned price cuts will help to clear inventories but will hurt profits. In April, the company reduced its 2005 earnings per share outlook and stated that it did not expect to meet the 2006 pretax income objective. Gap, Inc.’s stock price dropped as slowing sales momentum across all retail concepts hampered profitability. Margin declines and costs associated with support of new growth initiatives also hindered profitability.

Individual security selection was aided by the effectiveness of factors historically successful at identifying outperforming stocks, including price momentum, analyst estimate revision, free cash flow to price, capital expense change and change in accruals. Only trailing price to earnings had a negative impact on performance over the year.

Outlook and Current Strategy: During May, the economic outlook improved somewhat and the markets finally responded like the recovery had legs. First quarter gross domestic product came in higher than expected and the economy is creating jobs at a healthy pace. Retail sales and industrial production are moderating and energy prices have been ticking downward. Profit growth is at a rate that is more in line with a mid-cycle recovery. Meanwhile, long-term rates remain amazingly low and as a result housing continues to be strong. All of which has had a positive impact on the equity markets. Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark portfolio. The evaluation includes every stock in the index. We believe that the most recent analysis positions the Fund to capitalize on holdings with superior growth, profitability and balance sheet strength relative to their valuations in terms of earnings and cash flows. The Fund is currently overweight in the information technology, energy and healthcare sectors and underweight in the consumer discretionary, financials, utilities and telecommunications sectors. However, overall sector exposures are by design quite close to the S&P 500 Index so that nearly all of our relative performance is driven by individual stock selection.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

Exxon Mobil Corp.	4.0%
General Electric Co.	3.4%
Bank of America Corp.	2.8%
Intel Corp.	2.4%
Microsoft Corp.	2.3%
Pfizer, Inc.	1.8%
Johnson & Johnson	1.7%
Coca-Cola Co.	1.7%
Chevron Texaco Corp.	1.7%
Dell, Inc.	1.7%

Portfolio holdings are subject to change daily.

** Excludes short-term investments related to securities lending.

PORTFOLIO MANAGERS’ REPORT	ING DISCIPLINED LARGECAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

			Since Inception
	1 Year	5 Year	December 30, 1998
Including Sales Charge:
Class A(1)	3.44%	(4.07)%	(1.22)%
Class B(2)	3.95%	(4.02)%	(1.01)%
Class C(3)	7.95%	(3.63)%	(1.01)%
Excluding Sales Charge:
Class A	9.75%	(2.93)%	(0.31)%
Class B	8.95%	(3.63)%	(1.01)%
Class C	8.95%	(3.63)%	(1.01)%
S&P 500 Index(4)	8.24%	(1.93)%	1.02	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Disciplined LargeCap Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) Since inception performance for index is shown from January 1, 1999.

ING LARGECAP GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*
as of May 31, 2005
(as a percent of net assets)

*  Excludes other assets and liabilities of -17.9% of net assets and 20.3%
of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING LargeCap Growth Fund (the “Fund”) seeks maximum long-term capital appreciation. The Fund is managed by Andrew J. Shilling, Senior Vice President, and John A. Boselli, Senior-Vice President, Wellington Management Company, LLP — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.65% compared to the Russell 1000 Growth Index(4) and the Standard & Poor’s (“S&P”) 500 Index(5), which returned 3.33% and 8.24%, respectively, for the same period.

Portfolio Specifics: Investor concerns over varying economic reports, fears of rising interest rates, record oil prices and uncertain corporate earnings growth came in waves throughout the year. In this volatile environment, the Fund maintained its focus on stock selection, which overall added value relative to the benchmark. Conversely, sector allocation detracted from relative returns. Our overweight to the information technology sector was the largest source of negative allocation. However, our stock selection within the sector was strongly positive, as was our security selection within financials. Stock selection was weakest within the industrials and healthcare sectors.

Digital wireless communications solutions company Research In Motion Ltd., the top positive contributor to relative and absolute Fund returns, performed well for the year on strong subscriber growth and pricing. Internet media companies Yahoo!, Inc. and Google, Inc. benefited from favorable trends for online advertising and paid search. Medical solutions company Guidant Corp. performed well on strength in its cardiac rhythm management business. We eliminated our position after Johnson & Johnson announced plans in December 2004 to acquire the company.

Negative returns from Apollo Group, Inc. (consumer discretionary) and a handful of healthcare stocks detracted from absolute returns during the year. Post-secondary educator Apollo Group, Inc., the bottom contributor on a relative and absolute basis, declined as education stocks were generally weak due to increased regulatory scrutiny, slowing growth and increased costs of acquiring students. In healthcare, pharmaceuticals and biotechnology stocks were generally weak during the year. Of our holdings, Eli Lilly & Co., Elan Corp. and Forest Laboratories, Inc. were particularly weak. Elan Corp. withdrew its much-heralded Tysabri treatment for multiple sclerosis as it was associated with patient deaths. We eliminated our position in Elan Corp. during the year.

Current Strategy and Outlook: We expect economic expansion during the remainder of 2005, but we are preparing for a deceleration from recent growth rates. This year will not feel as good as the recovery we have experienced over the past two years, and we expect the main engine of growth during that time, the U.S. consumer, may have trouble keeping pace. We expect the commercial and industrial side of the economy to pick up the slack.

In this uncertain environment, we continue to emphasize competitively-advantaged, share-gaining industry leaders that should perform well in most economic scenarios. Our strategy is to build a diversified portfolio on a stock-by-stock basis, identifying companies with sustainable strong revenue and cash flow growth. Sector weights are a “fall out” of stock selection. At the end of the year we held overweight positions in pro-cyclical sectors such as consumer discretionary and industrials, while remaining underweight consumer staples and healthcare.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

Countrywide Financial Corp.	5.3%
Yahoo!, Inc.	5.2%
AstraZeneca PLC	4.4%
Electronic Arts, Inc.	4.4%
Dell, Inc.	4.3%
Google, Inc.	4.3%
Apollo Group, Inc.	4.2%
General Electric Co.	3.9%
XM Satellite Radio Holdings, Inc.	3.7%
Medtronic, Inc.	3.5%

Portfolio holdings are subject to change daily.

** Excludes short-term investments related to securities lending.

PORTFOLIO MANAGERS’ REPORT	ING LARGECAP GROWTH FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

			Since Inception
	1 Year	5 Year	July 21, 1997
Including Sales Charge:
Class A(1)	(4.19)%	(14.80)%	4.99%
Class B(2)	(3.96)%	(14.70)%	5.09%
Class C(3)	(0.06)%	(14.37)%	5.09%
Excluding Sales Charge:
Class A	1.65%	(13.79)%	5.79%
Class B	0.97%	(14.37)%	5.09%
Class C	0.92%	(14.37)%	5.09%
Russell 1000 Growth Index(4)	3.33%	(8.97)%	1.48	%(6)
S&P 500 Index(5)	8.24%	(1.93)%	4.44	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LargeCap Growth Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)  Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(5)  The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6)  Since inception performance for index is shown from August 1, 1997.

ING MIDCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*
as of May 31, 2005
(as a percent of net assets)

*    Excludes other assets and liabilities of -26.4% of net assets and 26.3%
of net assets for short-term investments related to securities lending.

(1) Includes four industries, which each represent 2 - 3% of net assets.

(2) Includes thirteen industries, which each represent 1 - 2% of net assets.

(3) Includes nine industries, which each represent 1% or less of net assets.

Portfolio holdings are subject to change daily.

The ING MidCap Opportunities Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by a team of investment professionals led by Matthew S. Price, and David C. Campbell, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.88% compared to the Russell MidCap Growth Index(4) and the Russell MidCap Index(5), which returned 10.57% and 17.21%, respectively, for the same period.

Portfolio Specifics: The primary cause of the Fund’s underperformance during the fiscal year was disappointing stock performance in the healthcare, information technology and financial sectors. On the positive side, strong stock selections in the consumer discretionary, energy and industrials sectors, along with an overweight in each of these sectors, contributed to returns. Several stocks in the technology and healthcare sectors, did particularly poorly, and most of these have been sold. Among the biggest detractors were TIBCO Software, Inc, Omnicare, Inc., Broadcom Corp. and Tekelec. Stocks that contributed the most to the Fund’s gains included energy stocks such as Patterson-UTI Energy, Inc., Peabody Energy Corp. and XTO Energy, Inc. Retailers, Michaels Stores, Inc. and Chico’s FAS, Inc. also did particularly well.

Entering the new fiscal year, the consumer discretionary sector remains the most heavily weighted. Relative to the Russell Midcap Growth Index benchmark, the Fund is overweighted in the consumer discretionary, energy, and industrials sectors and underweighted relative to the benchmark in the information technology and financials sectors.

Outlook and Current Strategy: We believe that the outlook for mid-cap growth stocks is moderately attractive. It appears that economic growth is moderate, as is inflation. The Federal Reserve’s tightening may well be nearing an end, which generally bodes well for the stock market and for small- and mid-sized growth stocks. Corporate profits continue to grow, although most likely at a decelerating rate. Exogenous factors — such as terrorist incidents — remain unpredictable, of course. The Fund continues to be built on a stock-by-stock, bottom-up basis, with stock selection based on positive earnings growth, relative price strength, and reasonable valuation. Portfolio construction relies less on any prediction of the market and/or the economy.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

Chico’s FAS, Inc.	2.6%
Michaels Stores, Inc.	2.4%
Chesapeake Energy Corp.	2.2%
Coach, Inc.	2.2%
Avid Technology, Inc.	2.2%
XTO Energy, Inc.	2.2%
CACI Intl., Inc.	2.1%
Patterson-UTI Energy, Inc.	2.1%
Mohawk Industries, Inc.	2.0%
Rockwell Automation, Inc.	2.0%

Portfolio holdings are subject to change daily.

** Excludes short-term investments related to securities lending.

PORTFOLIO MANAGERS’ REPORT	ING MIDCAP OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

			Since Inception
	1 Year	5 Year	August 20, 1998
Including Sales Charge:
Class A(1)	1.67%	(8.43)%	7.98%
Class B(2)	2.08%	(8.32)%	8.22%
Class C(3)	6.11%	(7.98)%	8.16%
Excluding Sales Charge:
Class A	7.88%	(7.34)%	8.93%
Class B	7.08%	(7.98)%	8.22%
Class C	7.11%	(7.98)%	8.16%
Russell MidCap Growth Index(4)	10.57%	(3.65)%	8.48	%(6)
Russell MidCap Index(5)	17.21%	7.40%	12.20	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Opportunities Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)  Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell MidCap Growth Index is an unmanaged index that measures the performance of those companies included in the Russell MidCap Index with relatively higher price-to-book ratios and higher forecasted growth values.

(5) The Russell MidCap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

(6) Since inception performance for index is shown from September 1, 1998.

ING SMALLCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*
as of May 31, 2005
(as a percent of net assets)

* Excludes other assets and liabilities of -26.8% of net assets and 26.5%
of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by a team of investment professionals led by Matthew S. Price, CFA and David C. Campbell, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.17% compared to the Russell 2000 Growth Index(4) and the Russell 2000 Index(5), which returned 4.38% and 9.82%, respectively, for the same period.

Portfolio Specifics: The Fund’s performance was primarily a result of good stock selection in the consumer discretionary, energy, and information technology sectors. In addition, overweighting the consumer discretionary sector, a modest overweighting in the energy sector, and underweighting of the weak technology sector, contributed positively to performance. On the negative side, disappointing results in the industrial sector, and a small overweight in the healthcare sector detracted from performance.

Several stocks posted big gains during the fiscal year. Consistent with our discipline, we continue to hold most of them. Among the biggest gainers were Southwestern Energy Co., Cognizant Technology Solutions Corp. (which was sold because its market capitalization had become very large), Penn National Gaming, Inc., Micros Systems, Inc., and CACI International, Inc. There were also some significant decliners in the Fund, largely in the more volatile technology and healthcare sectors. Among the largest performance detractors were Ligand Pharmaceuticals, Inc., Tekelec, Integrated Silicon Solutions, Martek Biosciences Corp., and Gevity HR, Inc. All of these, as well as many other poorly performing stocks, are no longer held by the Fund.

Entering the new fiscal year, the consumer discretionary sector remains the most overweighted position in the portfolio relative to the Russell 2000 Growth Index sector weight. The Fund is underweighted in financials and is approximately equally weighted relative to the Index in energy, healthcare, and information technology.

Outlook and Current Strategy: We believe that the outlook for small-cap growth stocks is moderately attractive. It appears that economic growth is moderate, as is inflation. The Federal Reserve’s tightening may well be nearing an end, which generally bodes well for the stock market and for small growth stocks. Corporate profits continue to grow, albeit perhaps at a decelerating rate. Exogenous factors — such as terrorist incidents — remain unpredictable, of course. The Fund continues to be built on a stock-by-stock, bottom-up basis, with stock selection based on positive earnings growth, relative price strength, and reasonable valuation; portfolio construction relies less on any prediction of the market and/or the economy.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

Southwestern Energy Co.	2.8%
CACI Intl., Inc.	2.8%
SCP Pool Corp.	2.7%
Avid Technology, Inc.	2.4%
Amsurg Corp.	2.4%
Sonic Corp.	2.4%
Philadelphia Consolidated Holding Co.	2.3%
Shuffle Master, Inc.	2.3%
Laserscope	2.3%
Arthrocare Corp.	2.3%

Portfolio holdings are subject to change daily.

** Excludes short-term investments related to repurchase
agreements and securities lending.

PORTFOLIO MANAGERS’ REPORT	ING SMALLCAP OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

			Since Inception
			of Class A, B and C
	1 Year	5 Year	June 5, 1995
Including Sales Charge:
Class A(1)	1.95%	(12.17)%	6.72%
Class B(2)	2.41%	(12.03)%	6.62%
Class C(3)	6.43%	(11.75)%	6.60%
Excluding Sales Charge:
Class A	8.17%	(11.12)%	7.36%
Class B	7.41%	(11.74)%	6.62%
Class C	7.43%	(11.75)%	6.60%
Russell 2000 Growth Index(4)	4.38%	(2.78)%	5.53	%(6)
Russell 2000 Index(5)	9.82%	6.68%	10.04	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Opportunities Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 2000 Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.

(5) The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged Index that measures the performance of 3000 U.S. companies based on total market capitalization.

(6) Since inception performance for index is shown from June 1, 1995.

ING FINANCIAL SERVICES FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*

as of May 31, 2005

(as a percent of net assets)

*      Excludes other assets and liabilities of -0.2% of net assets.

Portfolio holdings are subject to change daily.

The ING Financial Services Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by a team of investment professionals led by Steven L. Rayner, Portfolio Manager and Robert M. Kloss, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.97% compared to the Standard & Poor’s (“S&P”) Financials Index(3) and the S&P 500 Index(4), which returned 4.83% and 8.24%, respectively, for the same period.

Portfolio Specifics: The Fund softened its offensive stance during the fiscal year, maintaining a smaller but still active tilt in favor of stocks that we believed would benefit from an expanding economy and would be less vulnerable to higher interest rates.

This marginally less aggressive stance was prompted by just a bit less conviction on how strong the economy would prove to be, coupled with the Federal Reserve’s (“Fed”) apparent determination to raise short-term interest rates at a sustained pace. Indeed, the Fed has taken the discount rate all the way from 1.00% last year to 3.00% as of the time of this letter. While returns to financial stocks remained in positive territory for the period, they were less robust than the previous fiscal year. Even so, the Fund was able to outperform its benchmark for the period.

Among the individual stocks that were major contributors to performance during the twelve months ended May 31, 2005 were: asset managers Affiliated Managers Group, Inc., Franklin Resources, Inc., and previously held T. Rowe Price; life insurer Prudential Financial, Inc.; property/casualty insurer Allstate Corp.; diversified bank Bank of America Corp.; mortgage lenders Accredited Home Mortgage and Countrywide Financial Corp.; and securities broker Lehman Brothers Holdings, Inc.

Conversely, our holdings of multiline insurer American International Group were roiled by allegations of accounting irregularities, which resulted in the ouster of the long-time CEO and the restatement of several years of financial reports. We continue to hold a stake in the company as of this writing, believing that the stock will recover a significant portion of its lost value as new management stabilizes operations following the restatements.

Current Strategy and Outlook: In our last commentary six months ago, we spoke about a disconnect we were seeing between companies’ earnings (generally very good) and stock prices (erratic at best). We also expressed certainty that higher interest rates were on the way, which was pretty much a consensus view at the time.

While the Fed did raise short-term rates, long-term rates have remained stubbornly low, though we were mostly correct in thinking our stocks might begin reflecting the solid earnings being delivered.

As of today, it is decidedly less certain how interest rates will develop going forward. The Fed apparently intends to bring the discount rate up to a “sustainable” level, but it is not at all clear how longer-term rates will behave or if the yield curve will continue to flatten. As such, we find it more difficult to rely on a macro tailwind to drive company earnings. We do, however, retain our mildly offensive positioning, believing that the domestic economy is still more likely to improve going forward and not slide back into recession.

Under the circumstances, we have been focused on finding new investment opportunities among firms we believe to be capable of growing book value through internal self-help efforts, no matter which direction interest rates or the economy may head.

Top Ten Holdings**
as of May 31, 2005

(as a percent of net assets)

Citigroup, Inc.	6.6%
Wells Fargo & Co.	5.4%
Bank of America Corp.	4.4%
JPMorgan Chase & Co.	3.8%
American Intl. Group, Inc.	3.5%
U.S. Bancorp	3.4%
Affiliated Managers Group	3.2%
Freddie Mac	3.0%
Goldman Sachs Group, Inc.	2.9%
City National Corp.	2.9%

Portfolio holdings are subject to change daily.

**   Excludes short-term investments related to repurchase agreements.

PORTFOLIO MANAGERS’ REPORT	ING FINANCIAL SERVICES FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

				Since Inception		Since Inception		Since Inception
				of Class B		of Class C		of Class O
	1 Year	5 Year	10 Year	October 20, 1997		August 25, 2004		September 15, 2004
Including Sales Charge:
Class A(1)	1.78%	10.46%	14.63%	—		—		—
Class B(2)	1.83%	10.68%	—	5.45%		—		—
Class C	—	—	—	—		6.22%		—
Class O	—	—	—	—		—		4.90%
Excluding Sales Charge:
Class A	7.97%	11.78%	15.31%	—		—		—
Class B	7.21%	10.94%	—	5.45%		—		—
Class C	—	—	—	—		7.29%		—
Class O	—	—	—	—		—		4.90%
S&P 500 Financials Index(3)	4.83%	5.25%	14.51%	7.49	%(5)	3.05	%(6)	3.94	%(7)
S&P 500 Index(4)	8.24%	(1.93)%	10.18%	5.12	%(5)	9.36	%(6)	8.19	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Financial Services Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)  The S&P 500 Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P 500 Index.

(4)  The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  Since inception performance for index is shown from November 1, 1997.

(6)  Since inception performance for index is shown from September 1, 2004.

(7)  Since inception performance for index is shown from October 1, 2004.

ING LARGECAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*
as of May 31, 2005

(as a percent of net assets)

*      Excludes other assets and liabilities of 2.6% of net assets.

Portfolio holdings are subject to change daily.

The ING LargeCap Value Fund (the “Fund”) seeks maximum long-term capital appreciation by investing primarily in equity securities of large capitalization U.S. companies. The Fund is managed by Brandes Investment Partners, L.P. — the Sub-Adviser. Brandes’ Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

Performance: For the year ended May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.64% compared to the Russell 1000 Value Index(4) and the Russell 1000 Index(5), which returned 15.49% and 9.42%, respectively, for the same period.

Portfolio Specifics: Stock selection for the Fund resulted in greater exposure to the automobiles industry than the benchmark (Russell 1000 Value Index), which weighed on relative performance. The manager’s company-by-company research and analysis to identify stocks trading below intrinsic value resulted in low exposure to the oil and gas industry compared to the benchmark, which contributed to relative under performance for the twelve month period ended May 31, 2005.

Gains for holdings in the diversified telecommunication services, insurance, and tobacco industries, including Sprint Corp., Loews Corp., and Altria Group, Inc., made the most substantial contribution to returns. Other positions posting gains during the year included El Paso Corp. and Schering-Plough Corp. Conversely, holdings in the automobiles industry, such as Ford Motor Co. and General Motors Corp., tended to decline.

During the year, we sold May Department Stores Co., HCA , and American Electric Power Co., Inc. as their market prices advanced toward our estimate of their fair values. We purchased shares of Aon Corp., American International Group, Inc, and UnumProvident Corp. at prices that we consider attractive.

As of May 31, 2005, the Fund’s most significant weighting was in the pharmaceuticals industry.

Market Outlook: The Fund’s weightings for industries are not the product of “top-down” forecasts or opinions regarding industry growth, interest rates, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities.

Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. In all market environments, we search for and hold stocks that are trading at discounts to our estimates of their fair values. We believe this strategy may provide patient investors with favorable results.

Top Ten Holdings
as of May 31, 2005

(as a percent of net assets)

General Motors Corp.	4.4%
Safeway, Inc.	4.2%
BellSouth Corp.	3.9%
Ford Motor Co.	3.9%
SBC Communications, Inc.	3.9%
Albertson’s, Inc.	3.8%
Kroger Co.	3.8%
Merck & Co, Inc.	3.7%
Verizon Communications, Inc.	3.7%
Lucent Technologies, Inc.	3.7%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING LARGECAP VALUE FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

		Since Inception	Since Inception
		of Class A and Class B	of Class C
	1 Year	February 2, 2004	February 3, 2004

Including Sales Charge:
Class A(1)	1.45%	(1.59)%	—
Class B(2)	1.78%	(0.89)%	—
Class C(3)	5.76%	—	2.43%
Excluding Sales Charge:
Class A	7.64%	2.90%	—
Class B	6.78%	2.12%	—
Class C	6.76%	—	2.43%
Russell 1000 Value Index(4)	15.49%	11.22%	11.22	%(6)
Russell 1000 Index(5)	9.42%	6.67%	6.67	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LargeCap Value Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3)  Reflects deduction of the Class C deferred sales charge of 1%.

(4)  The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(5)  The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

(6)  Since inception performance for the index is shown from February 1, 2004.

ING MAGNACAP FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*
as of May 31, 2005

(as a percent of net assets)

*      Excludes other assets and liabilities of -12.4% of net assets and 11.8%
of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING MagnaCap Fund (the “Fund”) seeks growth of capital, with dividend income as a secondary consideration. The Fund is managed by a team of investment professionals led by Scott Lewis†, Senior Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.48% compared to the Russell 1000 Value Index(5) and the Russell 1000 Index(6), which returned 15.49% and 9.42%, respectively, for the same period.

Portfolio Specifics: The Fund underperformed its benchmark primarily due to generally weak stock selection, as overall sector allocation for the fiscal year was reasonably neutral. The financial sector, which is the largest sector weight in both the Fund’s portfolio and the benchmark with nearly a 33% weighting, was the largest detractor from overall results due to relative stock selection. In fact, several well-known financial stocks, including American International Group, Inc., Fannie Mae and Morgan Stanley, posted negative returns over the last twelve months. Further, a consistent overweight in the strong performing energy sector was more than offset by stock selection. While there were many energy stocks in the Fund that contributed positively to results, it was difficult to keep pace with the benchmark sector return of nearly 40%. As an example of the sector’s strength, even the largest energy company in the world, Exxon Mobil Corp., reacted favorably to surging energy prices and advanced by 32.7% during the most recent twelve months. Finally, the Fund had little exposure to the utility sector as these stocks generally perform poorly when interest rates increase. However, the long end of the yield curve remained reasonably steady as the Federal Reserve raised short-term rates and the utility sector had strong performance. As a result, this sector acted as another drag on overall results.

Outlook and Current Strategy: We believe the Fund is well positioned for the environment that we foresee. The Federal Reserve may be hard pressed to continue aggressively raising interest rates in the face of a decelerating economy, and for that reason we have been increasing our exposure to financials. There are other potential sources of support for the stock market, including continued merger and acquisition activity, share repurchases from strong corporate cash flows, and further dividend increases. Also, many measures of stock market valuation suggest that common stocks are reasonably valued. Further, yields in the bond market have retreated to lower levels as further signs of a slowing economy become evident. As a result, we remain fully invested in inexpensive value stocks that have a positive catalyst in sight or have become, in our opinion, temporarily mispriced by the market.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

Bank of America Corp.	3.9%
Altria Group, Inc.	3.6%
Wells Fargo & Co.	3.5%
Exxon Mobil Corp.	3.4%
Pfizer, Inc.	3.0%
International Business Machines Corp.	2.8%
Citigroup, Inc.	2.7%
Morgan Stanley	2.6%
General Electric Co.	2.6%
JPMorgan Chase & Co.	2.4%

Portfolio holdings are subject to change daily.

**   Excludes short-term investments related to securities lending.

†      Effective April 29, 2005, Scott Lewis became Portfolio Manager of the ING MagnaCap Fund. Prior to April 29, 2005, the Fund was managed by William F. Coughlin, CFA.

PORTFOLIO MANAGERS’ REPORT	ING MAGNACAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

				Since Inception		Since Inception
				of Class B and M		of Class C
	1 Year	5 Year	10 Year	July 17, 1995		June 1, 1999

Including Sales Charge:
Class A(1)	0.35%	(2.66)%	7.20%	—		—
Class B(2)	0.77%	(2.47)%	—	6.91%		—
Class C(3)	4.77%	(2.18)%	—	—		(0.96)%
Class M(4)	2.30%	(2.63)%	—	6.80%		—
Excluding Sales Charge:
Class A	6.48%	(1.50)%	7.84%	—		—
Class B	5.77%	(2.17)%	—	6.91%		—
Class C	5.77%	(2.18)%	—	—		(0.96)%
Class M	6.01%	(1.93)%	—	7.18%		—
Russell 1000 Value Index(5)	15.49%	5.34%	12.06%	11.73	%(7)	4.11%
Russell 1000 Index(6)	9.42%	(1.47)%	10.40%	9.88	%(7)	0.65%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MagnaCap Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)  Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.50%.

(5)  The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(6)  The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

(7)  Since inception performance for index is shown from August 1, 1995.

ING MIDCAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*
as of May 31, 2005

(as a percent of net assets)

*      Excludes other assets and liabilities of -22.0% of net assets and 24.0%
of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING MidCap Value Fund (the “Fund”) seeks maximum long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. — the Sub-Adviser. Brandes’ Mid Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

Performance: For the year ended May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.13% compared to the Russell MidCap Value Index(4) and the Russell MidCap Index(5), which returned 22.15% and 17.21%, respectively, for the same period.

Portfolio Specifics: On a relative contribution basis, the Fund’s positions in the healthcare providers and services industry and the information technology industry underperformed the Russell Midcap Value Index, or benchmark, return from these industries for the twelve month period ended May 31, 2005. In addition, stock selection for the Fund resulted in greater exposure to the auto components industry than the benchmark, which also weighted on relative performance.

Gains for holdings in the tobacco industry, the oil and gas industry, and the specialty retail industry helped drive performance for the 12-month period ending May 31, 2005. Top performers from these industries included Carolina Group, El Paso Corp., and Toys “R” Us, Inc. Conversely, holdings in industries such as information technology services and communications equipment tended to decline. Among the positions from these industries weighing on performance were Unisys Corp. and UTStarcom, Inc. During the period, we sold Dillard’s, Inc, Lubrizol Corp., and York International Corp. as their market prices advanced toward our estimate of their fair values. We purchased shares of Assured Guaranty Ltd., Tellabs, Inc., and Delphi Corp. at prices that we consider attractive. As of May 31, 2005, the Fund’s most significant weighting was in the auto components industry.

Current Strategy and Outlook: Keep in mind that the Fund’s weightings for industries are not the product of “top-down” forecasts or opinions regarding industry growth, interest rates, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities.

Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. In all market environments, we search for and hold stocks that are trading at discounts to our estimates of their fair values. We believe this strategy may provide patient investors with favorable results.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

Goodyear Tire & Rubber Co.	4.1%
Unisys Corp.	4.0%
Synopsys, Inc.	3.8%
3Com Corp.	3.7%
Visteon Corp.	3.6%
El Paso Corp.	3.4%
Agere Systems, Inc.	3.3%
Tenet Healthcare Corp.	3.2%
Solectron Corp.	3.2%
Maytag Corp.	3.2%

Portfolio holdings are subject to change daily.

**   Excludes short-term investments related to securities lending.

PORTFOLIO MANAGERS’ REPORT	ING MIDCAP VALUE FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

		Since Inception	Since Inception
		of Class A	of Class B and C
	1 Year	February 1, 2002	February 4, 2002

Including Sales Charge:
Class A(1)	(2.80)%	4.14%	—
Class B(2)	(2.39)%	—	4.94%
Class C(3)	1.49%	—	5.73%
Excluding Sales Charge:
Class A	3.13%	6.01%	—
Class B	2.35%	—	5.74%
Class C	2.44%	—	5.73%
Russell MidCap Value Index(4)	22.15%	14.29%	14.29	%(6)
Russell MidCap Index(5)	17.21%	11.48%	11.48	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Value Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively for the 1 year and since inception returns.

(3)  Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

(5)  The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

(6)  Since inception performance for index is shown from February 1, 2002.

ING MIDCAP VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*
as of May 31, 2005

(as a percent of net assets)

*      Excludes other assets and liabilities of 23.8% of net assets.

Portfolio holdings are subject to change daily.

The ING MidCap Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Portfolio Manager of NWQ Investment Management Company, LLC — the Sub-Adviser.

Performance: For the period of February 1, 2005, inception of the Fund, through May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of –0.30% compared to the Russell MidCap Value Index(4) and the Russell MidCap Index(5), which returned 4.61% and 3.76%, respectively, for the same period.

Portfolio Specifics: Since inception in February 2005, performance of the Fund has been essentially flat, and has lagged its benchmark, the Russell MidCap Value Index. Strong gains realized in February, were given back during the market correction in March and April. Holdings in the transportation sector, such as Union Pacific Corp. and CP Ships Ltd. contributed positively to performance as worldwide demand for transportation services continued to increase. Technology sector investment Maxtor Corp., appreciated significantly throughout the period. Energy sector holdings, including Nexen, Inc. and Unocal, registered strong gains, which were driven by increased worldwide demand for fuel and higher oil prices. Modest gains from our investments in the consumer staples sector, including Tyson Foods, Inc., Rite Aid Corp., and Albertsons, Inc. also contributed to performance. Detracting from performance were several of our holdings in the materials and processing sector, which corrected sharply. Generally this sector has been outperforming over the past several years as the global economy has expanded. These included precious metal mining companies Bema Gold Corp., Eldorado Gold Corp., and Apex Silver Mines Ltd., which were negatively impacted by a drop in gold and silver commodity prices.

Current Strategy and Outlook: We continue to find value opportunity in the materials and processing sector, particularly in gold mining and agricultural companies. We believe that these companies stand to benefit from favorable worldwide supply/demand fundamentals, the stocks sell at discounts to liquidation values (even using distressed commodity price assumptions), and that our overweight exposure to this sector will benefit the Fund. We are also finding value opportunities in the international arena and have invested in a wide range of American Depositary Receipts. Convertible bond investments have also become more attractive, particularly in the technology sector. Finding value opportunities in the finance and healthcare sectors remains challenging, especially in the small/mid-cap range in which we operate, and thus we remain underweight in these sectors.

Top Ten Holdings
as of May 31, 2005
(as a percent of net assets)

Adaptec, Inc.	3.2%
Union Pacific Corp.	3.1%
International Rectifier Corp.	3.0%
AngloGold Ashanti Ltd.	2.9%
Triquint Semiconductor, Inc.	2.8%
Mosaic Co.	2.7%
Allied Waste Industries, Inc.	2.6%
AGCO Corp.	2.4%
Bema Gold Corp.	2.2%
Apex Silver Mines Ltd.	2.2%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING MIDCAP VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

	Since Inception	Since Inception
	of Class A and Class B	of Class C
	February 1, 2005	February 7, 2005

Including Sales Charge:
Class A(1)	(6.03)%	—
Class B(2)	(5.48)%	—
Class C(3)	—	(1.00)%
Excluding Sales Charge:
Class A	(0.30)%	—
Class B	(0.50)%	—
Class C	—	0.00%
Russell MidCap Value Index(4)	4.61%	4.61	%(6)
Russell MidCap Index(5)	3.76%	3.76	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Value Fund against the  Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3)  Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)  The Russell Midcap Value Index is an unmanaged index that measures the performance of Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

(5)  The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

(6)  Since inception performance for index is shown from February 1, 2005.

ING SMALLCAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*
as of May 31, 2005

(as a percent of net assets)

*      Excludes other assets and liabilities of -22.3% of net assets and 26.4%
of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING SmallCap Value Fund (the “Fund”) seeks maximum long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. — the Sub-Adviser. Brandes’ Small Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

Performance: For the year ended May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.67% compared to the Russell 2000 Value Index(4) and the Russell 2000 Index(5), which returned 15.11% and 9.82%, respectively, for the same period.

Portfolio Specifics: On a relative contribution basis, the Fund’s positions in the food and staples industry, the healthcare providers and services industry, and the food products industry underperformed the Russell 2000 Value Index, or benchmark, return from these industries for the twelve month period ended May 31, 2005.

Gains for holdings in the textiles, apparel and luxury goods and chemicals industries made substantial contributions to the Fund’s performance. Top performers in these industries included previously held Wellman, Inc., and PolyOne Corp. Other top performers included Goodyear Tire & Rubber Co. and Gateway, Inc. Conversely, positions such as UTStarcom, Inc. and Kemet Corp. weighed on performance.

During the year, we purchased shares of Assured Guaranty Ltd., National Western Life Insurance Co., and Russell Corp. at prices that we consider attractive. We sold the Fund’s positions in York International Corp., Lubrizol Corp., and OshKosh B’gosh, Inc. as their market prices advanced toward our estimates of their intrinsic values.

As of May 31, 2005, the Fund’s most significant weighting was in the auto components industry.

Current Strategy and Outlook: The Fund’s weightings for industries are not the product of “top-down” forecasts or opinions regarding industry prospects, interest rates, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities.

Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. In all market environments, we search for and hold stocks that are trading at discounts to our estimates of their fair values. We believe this strategy may provide patient investors with favorable results.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

Visteon Corp.	4.0%
Maytag Corp.	3.4%
3Com Corp.	3.1%
Interstate Bakeries	3.0%
Tommy Hilfiger Corp.	2.9%
Adaptec, Inc.	2.9%
Kemet Corp.	2.9%
Superior Industries Intl.	2.8%
Goodyear Tire & Rubber Co.	2.7%
Sensient Technologies Corp.	2.7%

Portfolio holdings are subject to change daily.

**   Excludes short-term investments related to securities lending.

PORTFOLIO MANAGERS’ REPORT	ING SMALLCAP VALUE FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

		Since Inception	Since Inception		Since Inception
		of Class A	of Class B		of Class C
	1 Year	February 1, 2002	February 4, 2002		February 7, 2002

Including Sales Charge:
Class A(1)	(4.17)%	10.70%	—		—
Class B(2)	(3.88)%	—	11.70%		—
Class C(3)	(0.10)%	—	—		12.74%
Excluding Sales Charge:
Class A	1.67%	12.68%	—		—
Class B	0.84%	—	12.39%		—
Class C	0.84%	—	—		12.74%
Russell 2000 Value Index(4)	15.11%	13.11%	13.11	%(6)	13.11	%(6)
Russell 2000 Index(5)	9.82%	8.96%	8.96	%(6)	8.96	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Value Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception return.

(3)  Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 securities with lower price-to-book ratios and lower forecasted growth values.

(5)  The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(6)  Since inception performance for index is shown from February 1, 2002.

ING SMALLCAP VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*
as of May 31, 2005

(as a percent of net assets)

*	Excludes other assets and liabilities of 8.0% of net assets.
(1)	Includes six industries, which each represent 2 - 3% of net assets.
(2)	Includes tweleve industries, which each represent less 2% of net assets.

Portfolio holdings are subject to change daily.

The ING SmallCap Value Choice Fund (the “Fund”) focuses on long-term capital appreciation. The Fund is managed by Phyllis G. Thomas, CFA, Managing Director and Portfolio Manager, NWQ Investment Management Company, LLC — the Sub-Adviser.

Performance: For the period of February 1, 2005, inception of the Fund, through May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of –4.30% compared to the Russell 2000 Value Index(4) and the Russell 2000 Index(5) which returned 0.51% and –0.78%, respectively, for the same period.

Portfolio Specifics: The Fund incurred a loss on an inception to date basis, underperforming its benchmark, the Russell 2000 Value Index. During February and March, the Fund outperformed its benchmark while the stock market displayed lingering weakness, only to have these gains more than reversed in the following two months. An overweight position in the materials and processing sector, including holdings in Sappi, Ltd., Griffon Corp., Gibraltar Industries, Inc., and Buckeye Technologies, Inc. were the key detractors to performance. This sector was weak reflecting concern that the Federal Reserve would more aggressively raise short term interest rates in the coming months resulting in the potential for a significant slowdown in economic activity. The prospect of lower demand coupled with cost pressures related to energy was dampening earnings prospects for this sector. We believe that the economy is under going an inventory correction and not a recession. Most importantly, we believe that our holdings in this sector are significantly undervalued. Contrarily, Aleris Intl., Inc. (formerly IMCO Recycling) was our best performer. The merger with Commonwealth provided a much improved management team and balance sheet. While the position has been trimmed, the stock still offers excellent risk/reward.

Our holding in Southwestern Energy Co. contributed significantly to performance. The strong outperformance of energy stocks, in general, reflected significant improvement in profitability and free cash flow as crude prices remained near $50 per barrel. We continue to believe that the stocks are only discounting oil prices of $35 per barrel. Based on our expectation of $40 to $45 per barrel oil prices for the next two or three years and significant reserve additions, we believe our energy holdings are quite under valued. The technology and consumer discretionary sectors posted positive returns as did producer durables. The positions in Maxtor Corp. and General Cable Corp. contributed strongly to returns in this period.

Current Strategy and Outlook: In the last five years, small cap stocks have benefited enormously from narrowing corporate bond spreads and an unusually steep yield curve. Beginning in 2000, small cap stocks were at the cheapest valuations in close to thirty years. Several strategists declared the end of the small cap bull market this Spring based on valuation and rising short-term interest rates. In fact, small cap stocks have underperformed large cap stocks so far in 2005 reflecting rising risk premiums. We continue to believe, however, that this is only a correction in the small cap bull market. We believe the Federal Reserve is unlikely to aggressively raise short-term interest rates. Corporate bond spreads have remained quite narrow by historical standards, and capital is freely available to finance the growth of small cap companies. Most importantly, while absolute returns will undoubtedly be lower in the next five years than the past five years, we are still finding miss priced stocks in the small cap arena. Our investment research process is based on fundamental research and income and balance sheet analysis with a focus on cash flow as opposed to reported earnings. This rigorous process is finding undervalued stocks with excellent risk/reward potential.

Top Ten Holdings
as of May 31, 2005
(as a percent of net assets)

Griffon Corp.	3.8%
Sauer-Danfoss, Inc.	3.4%
Stolt Offshore SA	3.2%
Mattson Technology, Inc.	3.1%
Casey’s General Stores, Inc.	3.0%
Del Monte Foods Co.	3.0%
Bowater, Inc.	2.9%
General Cable Corp.	2.9%
Gibraltar Industries, Inc.	2.9%
Wausau-Mosinee Paper Corp.	2.8%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING SMALLCAP VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

	Since Inception	Since Inception
	of Class A and B	of Class C
	February 1, 2005	February 2, 2005

Including Sales Charge:
Class A(1)	(9.80)%	—
Class B(2)	(9.31)%	—
Class C(3)	—	(5.35)%
Excluding Sales Charge:
Class A	(4.30)%	—
Class B	(4.50)%	—
Class C	—	(4.88)%
Russell 2000 Value Index(4)	0.51%	0.51	%(6)
Russell 2000 Index(5)	(0.78)%	(0.78	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Value Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3)  Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)  The Russell 2000 Value Index measures the performance of those Russell 2000 securities with lower price-to-book ratios and lower forecasted growth values.

(5)  The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(6)  Since inception performance for index is shown from February 1, 2005.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2004 to May 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING Convertible Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class A	$1,000.00	$954.40	1.30%	$6.33
Class B	1,000.00	951.00	2.03	9.87
Class C	1,000.00	951.00	2.03	9.87
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.45	1.30%	$6.54
Class B	1,000.00	1,014.81	2.03	10.20
Class C	1,000.00	1,014.81	2.03	10.20

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING Equity and Bond Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class A	$ 1,000.00	$ 1,013.40	1.40%	$ 7.03
Class B	1,000.00	1,010.10	2.13	10.67
Class C	1,000.00	1,009.00	2.13	10.67
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$ 1,017.95	1.40%	$ 7.04
Class B	1,000.00	1,014.31	2.13	10.70
Class C	1,000.00	1,014.31	2.13	10.70

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING Real Estate Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class A	$ 1,000.00	$ 1,057.70	1.15%	$ 5.90
Class B	1,000.00	1,053.10	1.90	9.73
Class C	1,000.00	1,053.40	1.90	9.73
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$ 1,019.20	1.15%	$ 5.79
Class B	1,000.00	1,015.46	1.90	9.55
Class C	1,000.00	1,015.46	1.90	9.55

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING Disciplined LargeCap Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class A	$ 1,000.00	$ 1,022.20	1.42%	$ 7.16
Class B	1,000.00	1,018.70	2.16	10.87
Class C	1,000.00	1,018.70	2.16	10.87
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$ 1,017.85	1.42%	$ 7.14
Class B	1,000.00	1,014.16	2.16	10.85
Class C	1,000.00	1,014.16	2.16	10.85

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING LargeCap Growth Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class A	$ 1,000.00	$ 1,013.00	1.43%	$ 7.18
Class B	1,000.00	1,009.30	2.09	10.47
Class C	1,000.00	1,009.40	2.09	10.47
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$ 1,017.80	1.43%	$ 7.19
Class B	1,000.00	1,014.51	2.09	10.50
Class C	1,000.00	1,014.51	2.09	10.50

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING MidCap Opportunities Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class A	$ 1,000.00	$ 1,027.60	1.53%	$ 7.73
Class B	1,000.00	1,023.90	2.28	11.50
Class C	1,000.00	1,024.00	2.28	11.51
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$ 1,017.30	1.53%	$ 7.70
Class B	1,000.00	1,013.56	2.28	11.45
Class C	1,000.00	1,013.56	2.28	11.45

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING SmallCap Opportunities Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class A	$ 1,000.00	$ 1,003.30	1.54%	$ 7.69
Class B	1,000.00	999.60	2.28	11.37
Class C	1,000.00	999.60	2.28	11.37
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$ 1,017.25	1.54%	$ 7.75
Class B	1,000.00	1,013.56	2.28	11.45
Class C	1,000.00	1,013.56	2.28	11.45

*      Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING Financial Services Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class A	$ 1,000.00	$ 1,012.30	1.17%	$ 5.87
Class B	1,000.00	1,008.30	1.92	9.61
Class C	1,000.00	1,008.80	1.92	9.62
Class O	1,000.00	1,011.40	1.17	5.87
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$ 1,019.10	1.17%	$ 5.89
Class B	1,000.00	1,015.36	1.92	9.65
Class C	1,000.00	1,015.36	1.92	9.65
Class O	1,000.00	1,019.10	1.17	5.89

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING MagnaCap Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class A	$ 1,000.00	$993.40	1.15%	$ 5.72
Class B	1,000.00	990.70	1.85	9.18
Class C	1,000.00	989.80	1.85	9.18
Class M	1,000.00	991.10	1.60	7.94
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$1,019.20	1.15%	$ 5.79
Class B	1,000.00	1,015.71	1.85	9.30
Class C	1,000.00	1,015.71	1.85	9.30
Class M	1,000.00	1,016.95	1.60	8.05

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING LargeCap Value Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class A	$ 1,000.00	$ 1,005.50	1.45%	$ 7.25
Class B	1,000.00	1,002.00	2.20	10.98
Class C	1,000.00	1,002.00	2.20	10.98
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$ 1,017.70	1.45%	$ 7.29
Class B	1,000.00	1,013.96	2.20	11.05
Class C	1,000.00	1,013.96	2.20	11.05

*      Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING MidCap Value Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class A	$ 1,000.00	$974.40	1.59%	$ 7.83
Class B	1,000.00	970.40	2.34	11.50
Class C	1,000.00	971.20	2.34	11.50
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$1,017.00	1.59%	$ 8.00
Class B	1,000.00	1,013.26	2.34	11.75
Class C	1,000.00	1,013.26	2.34	11.75

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING MidCap Value Choice Fund†	February 1, 2005(1)	May 31, 2005	Ratio	May 31, 2005(2)

Actual Fund Return
Class A	$ 1,000.00	$997.00	1.50%	$ 4.92
Class B	1,000.00	995.00	2.25	7.38
Class C	1,000.00	1,000.00	2.25	7.03
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$1,011.51	1.50%	$ 4.96
Class B	1,000.00	1,009.04	2.25	7.43
Class C	1,000.00	1,008.59	2.25	7.06

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING SmallCap Value Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class A	$ 1,000.00	$954.10	1.61%	$ 7.84
Class B	1,000.00	950.30	2.36	11.48
Class C	1,000.00	950.20	2.36	11.47
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$1,016.90	1.61%	$ 8.10
Class B	1,000.00	1,013.16	2.36	11.85
Class C	1,000.00	1,013.16	2.36	11.85

†	These Classes had less than six months during the period.
*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(1)	Commencement of operations.
(2)

Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 120/365 for Class A and Class B and 114/365 for Class C (to reflect the number of days since the Class inception).

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING SmallCap Value Choice Fund†	February 1, 2005(1)	May 31, 2005	Ratio	May 31, 2005(2)

Actual Fund Return
Class A	$ 1,000.00	$957.00	1.50%	$ 4.83
Class B	1,000.00	954.00	2.25	7.23
Class C	1,000.00	950.20	2.25	7.15
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$1,011.51	1.50%	$ 4.96
Class B	1,000.00	1,009.04	2.25	7.43
Class C	1,000.00	1,008.97	2.25	7.37

†	These Classes had less than six months during the period.
(1)	Commencement of operations.
(2)

Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 120/365 for Class A and Class B and 114/365 for Class C (to reflect the number of days since the Class inception).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors / Trustees and Shareholders
ING Equity Trust and ING Investment Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of ING Convertible Fund, ING Equity and Bond Fund, ING Real Estate Fund, ING Disciplined LargeCap Fund, ING LargeCap Growth Fund, ING MidCap Opportunities Fund, ING SmallCap Opportunities Fund, ING Financial Services Fund, ING LargeCap Value Fund, ING MidCap Value Fund, ING MidCap Value Choice Fund, ING SmallCap Value Fund, ING SmallCap Value Choice Fund, each a series of ING Equity Trust, and ING MagnaCap Fund, a series of ING Investment Funds, Inc., including the portfolios of investments, as of May 31, 2005, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods since May 1, 1999. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Convertible Fund, ING Equity and Bond Fund, ING Real Estate Fund, ING Disciplined LargeCap Fund, ING LargeCap Growth Fund, ING MidCap Opportunities Fund, ING SmallCap Opportunities Fund, ING Financial Services Fund, ING LargeCap Value Fund, ING MidCap Value Fund, ING MidCap Value Choice Fund, ING SmallCap Value Fund, ING SmallCap Value Choice Fund, and ING MagnaCap Fund as of May 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 22, 2005

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2005

		ING		ING	ING
	ING	Equity and	ING	Disciplined	LargeCap
	Convertible	Bond	Real Estate	LargeCap	Growth
	Fund	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$159,232,501	$59,779,629	$219,026,262	$45,924,357	$303,328,553
Short-term investments at amortized cost	44,945,863	—	—	6,312,211	62,975,035
Repurchase agreement	3,142,000	2,796,000	—	217,000	—
Cash	—	389,896	2,016,864	818	8,253,977
Cash collateral for futures	—	11,416	—	—	—
Receivables:
Investment securities sold	307,232	771,807	2,191,428	—	587,400
Fund shares sold	42,035	23,000	6,000	12,523	275,030
Dividends and interest	893,313	209,521	166,759	75,981	94,151
Variation margin	—	8,719	—	—	—
Prepaid expenses	23,411	19,347	23,140	12,491	24,101
Total assets	208,586,355	64,009,335	223,430,453	52,555,381	375,538,247

LIABILITIES:
Payable for investment securities purchased	—	4,836,026	330,956	—	849,392
Payable for fund shares redeemed	781,886	375,978	—	79,343	431,339
Payable upon receipt of securities loaned	44,945,863	—	—	6,312,211	62,975,035
Payable to affiliates	220,122	84,330	172,304	66,708	403,591
Payable to custodian due to bank overdraft	255,672	—	—	—	—
Payable for trustee fees	12,551	3,956	2,400	8,004	6,830
Other accrued expenses and liabilities	152,456	91,321	117,837	110,616	269,989
Total liabilities	46,368,550	5,391,611	623,497	6,576,882	64,936,176
NET ASSETS	$162,217,805	$58,617,724	$222,806,956	$45,978,499	$310,602,071

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$232,520,917	$69,565,639	$153,393,625	$88,642,827	$652,027,255
Undistributed net investment income (accumulated net investment loss)	979,114	116,918	2,740,840	19,967	(1,229,658)
Accumulated net realized gain (loss) on investments, foreign currency related transactions and futures	(71,197,155)	(13,983,547)	10,283,749	(45,662,197)	(392,133,617)
Net unrealized appreciation (depreciation) on investments, foreign currency related transactions and futures	(85,071)	2,918,714	56,388,742	2,977,902	51,938,091
NET ASSETS	$162,217,805	$58,617,724	$222,806,956	$45,978,499	$310,602,071

+ Including securities loaned at value	$43,549,172	$—	$—	$6,091,518	$62,320,275
* Cost of investments in securities	$159,317,572	$56,867,293	$162,637,520	$42,946,455	$251,390,462

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2005 (CONTINUED)

		ING		ING	ING
	ING	Equity and	ING	Disciplined	LargeCap
	Convertible	Bond	Real Estate	LargeCap	Growth
	Fund	Fund	Fund	Fund	Fund

Class A:
Net assets	$52,895,209	$31,486,734	$57,798,990	$5,173,038	$111,207,869
Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01	$0.01
Shares outstanding	3,022,824	2,452,376	3,899,119	534,380	6,221,318
Net asset value and redemption price per share	$17.50	$12.84	$14.82	$9.68	$17.88
Maximum offering price per share (5.75%)(1)	$18.57	$13.62	$15.72	$10.27	$18.97
Class B:
Net assets	$50,727,094	$15,051,547	$3,483,875	$28,635,205	$106,162,363
Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01	$0.01
Shares outstanding	2,629,708	1,086,297	234,537	3,096,310	6,125,933
Net asset value and redemption price per share(2)	$19.29	$13.86	$14.85	$9.25	$17.33
Maximum offering price per share	$19.29	$13.86	$14.85	$9.25	$17.33
Class C:
Net assets	$56,329,213	$11,963,083	$2,720,445	$12,170,227	$52,354,503
Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01	$0.01
Shares outstanding	3,138,390	977,188	178,009	1,316,117	3,030,826
Net asset value and redemption price per share(2)	$17.95	$12.24	$15.28	$9.25	$17.27
Maximum offering price per share	$17.95	$12.24	$15.28	$9.25	$17.27
Class I:
Net assets	n/a	n/a	$146,498,753	$29	$38,840,563
Shares authorized	n/a	n/a	unlimited	unlimited	unlimited
Par value	n/a	n/a	$0.01	$0.01	$0.01
Shares outstanding	n/a	n/a	9,455,780	3	2,102,544
Net asset value and redemption price per share	n/a	n/a	$15.49	$9.89	$18.47
Maximum offering price per share	n/a	n/a	$15.49	$9.89	$18.47
Class O:
Net assets	n/a	n/a	$12,304,893	n/a	n/a
Shares authorized	n/a	n/a	unlimited	n/a	n/a
Par value	n/a	n/a	$0.01	n/a	n/a
Shares outstanding	n/a	n/a	830,869	n/a	n/a
Net asset value and redemption price per share	n/a	n/a	$14.81	n/a	n/a
Maximum offering price per share	n/a	n/a	$14.81	n/a	n/a
Class Q:
Net assets	$2,266,289	$116,360	n/a	n/a	$2,036,773
Shares authorized	unlimited	unlimited	n/a	n/a	unlimited
Par value	$0.01	$0.01	n/a	n/a	$0.01
Shares outstanding	133,572	9,124	n/a	n/a	111,009
Net asset value and redemption price per share	$16.97	$12.75	n/a	n/a	$18.35
Maximum offering price per share	$16.97	$12.75	n/a	n/a	$18.35

(1)   Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)   Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2005

	ING	ING	ING	ING
	MidCap	SmallCap	Financial	LargeCap	ING
	Opportunities	Opportunities	Services	Value	MagnaCap
	Fund	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$365,670,448	$188,057,803	$281,651,478	$43,480,915	$342,617,451
Short-term investments at amortized cost	96,371,023	51,740,320	—	—	40,540,622
Repurchase agreement	1,584,000	7,489,000	12,366,000	—	3,302,000
Cash	72,476	46,568	843	292,220	303,484
Receivables:
Investment securities sold	2,611,652	151,062	—	679,339	1,727,651
Fund shares sold	35,837	3,199	3,725	402,110	15,889
Dividends and interest	159,202	42,333	262,170	76,377	526,419
Prepaid expenses	21,280	22,693	23,059	23,170	25,133
Reimbursement due from manager	81,594	40,900	—	—	—
Total assets	466,607,512	247,593,878	294,307,275	44,954,131	389,058,649
LIABILITIES:
Payable for investment securities purchased	1,837,073	—	—	—	3,739,960
Payable for fund shares redeemed	546,741	398,869	305,954	165,871	326,925
Payable upon receipt of securities loaned	96,371,023	51,740,320	—	—	40,540,622
Payable to affiliates	565,491	267,571	313,782	63,861	329,239
Payable for director/trustee fees	20,427	8,270	8,941	1,402	40,142
Other accrued expenses and liabilities	484,777	224,205	331,452	75,042	334,296
Total liabilities	99,825,532	52,639,235	960,129	306,176	45,311,184
NET ASSETS	$366,781,980	$194,954,643	$293,347,146	$44,647,955	$343,747,465
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$516,095,445	$463,042,271	$228,991,067	$43,031,329	$386,488,367
Undistributed net investment income	—	—	884,074	111,835	1,047,605
Accumulated net realized gain (loss) on investments	(225,643,330)	(319,817,484)	13,756,478	1,818,798	(86,319,702)
Net unrealized appreciation (depreciation) on investments	76,329,865	51,729,856	49,715,527	(314,007)	42,531,195
NET ASSETS	$366,781,980	$194,954,643	$293,347,146	$44,647,955	$343,747,465

+ Including securities loaned at value	$93,971,206	$50,406,024	$—	$—	$39,351,474
* Cost of investments in securities	$289,340,583	$136,327,947	$231,935,951	$43,794,922	$300,086,256

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2005 (CONTINUED)

	ING	ING	ING	ING
	MidCap	SmallCap	Financial	LargeCap	ING
	Opportunities	Opportunities	Services	Value	MagnaCap
	Fund	Fund	Fund	Fund	Fund

Class A:
Net assets	$118,667,532	$93,821,344	$182,801,977	$22,078,812	$293,793,373
Shares authorized	unlimited	unlimited	unlimited	unlimited	80,000,000
Par value	$0.01	$0.01	$0.01	$0.01	$0.10
Shares outstanding	9,120,060	3,849,232	8,230,482	2,157,339	27,174,783
Net asset value and redemption price per share	$13.01	$24.37	$22.21	$10.23	$10.81
Maximum offering price per share (5.75%)(1)	$13.80	$25.86	$23.56	$10.85	$11.47

Class B:
Net assets	$139,099,874	$43,929,252	$106,874,130	$8,447,109	$36,962,204
Shares authorized	unlimited	unlimited	unlimited	unlimited	80,000,000
Par value	$0.01	$0.01	$0.01	$0.01	$0.10
Shares outstanding	11,206,902	1,968,099	4,887,114	830,291	3,535,335
Net asset value and redemption price per share(2)	$12.41	$22.32	$21.87	$10.17	$10.46
Maximum offering price per share	$12.41	$22.32	$21.87	$10.17	$10.46
Class C:
Net assets	$101,261,308	$43,602,966	$13,178	$11,358,405	$6,489,705
Shares authorized	unlimited	unlimited	unlimited	unlimited	20,000,000
Par value	$0.01	$0.01	$0.01	$0.01	$0.10
Shares outstanding	8,198,816	1,957,754	605	1,116,667	620,379
Net asset value and redemption price per share(2)	$12.35	$22.27	$21.78	$10.17	$10.46
Maximum offering price per share	$12.35	$22.27	$21.78	$10.17	$10.46
Class I:
Net assets	$2,999,782	$13,358,507	n/a	$2,763,628	$2,453,990
Shares authorized	unlimited	unlimited	n/a	unlimited	50,000,000
Par value	$0.01	$0.01	n/a	$0.01	$0.10
Shares outstanding	224,674	540,092	n/a	269,942	228,043
Net asset value and redemption price per share	$13.35	$24.73	n/a	$10.24	$10.76
Maximum offering price per share	$13.35	$24.73	n/a	$10.24	$10.76
Class M:
Net assets	n/a	n/a	n/a	n/a	$4,048,193
Shares authorized	n/a	n/a	n/a	n/a	5,000,000
Par value	n/a	n/a	n/a	n/a	$0.10
Shares outstanding	n/a	n/a	n/a	n/a	377,273
Net asset value and redemption price per share	n/a	n/a	n/a	n/a	$10.73
Maximum offering price per share (3.50%)(3)	n/a	n/a	n/a	n/a	$11.12
Class O:
Net assets	n/a	n/a	$3,657,861	n/a	n/a
Shares authorized	n/a	n/a	unlimited	n/a	n/a
Par value	n/a	n/a	$0.01	n/a	n/a
Shares outstanding	n/a	n/a	165,114	n/a	n/a
Net asset value and redemption price per share	n/a	n/a	$22.15	n/a	n/a
Maximum offering price per share	n/a	n/a	$22.15	n/a	n/a
Class Q:
Net assets	$4,753,484	$242,574	n/a	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a	n/a
Par value	$0.01	$0.01	n/a	n/a	n/a
Shares outstanding	361,442	9,884	n/a	n/a	n/a
Net asset value and redemption price per share	$13.15	$24.54	n/a	n/a	n/a
Maximum offering price per share	$13.15	$24.54	n/a	n/a	n/a

(1)   Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)   Redemption price per share may be reduced for any applicable contingent deferred sales charges.

(3)   Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2005

	ING	ING	ING	ING
	MidCap	MidCap	SmallCap	SmallCap
	Value	Value Choice	Value	Value Choice
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$150,549,780	$5,102,949	$140,968,018	$5,590,574
Short-term investments at amortized cost	36,890,766	—	38,858,767	—
Cash	2,452,925	1,025,136	7,797,182	1,106,179
Receivables:
Investment securities sold	1,193,452	112,591	—	91,504
Fund shares sold	5,796	594,180	8,262	212,752
Dividends and interest	181,736	14,125	125,990	1,906
Prepaid organizational expenses	—	67,124	—	67,124
Other prepaid expenses	24,868	10,488	25,282	10,255
Reimbursement due from manager	—	34,267	—	31,109
Total assets	191,299,323	6,960,860	187,783,501	7,111,403
LIABILITIES:
Payable for investment securities purchased	—	191,160	1,134,870	965,739
Payable for fund shares redeemed	401,259	11,339	408,599	19,104
Payable upon receipt of securities loaned	36,890,766	—	38,858,767	—
Payable to affiliates	209,381	7,385	194,811	6,758
Payable for trustee fees	356	—	1,027	32
Other accrued expenses and liabilities	106,557	34,727	101,313	35,805
Total liabilities	37,608,319	244,611	40,699,387	1,027,438
NET ASSETS	$153,691,004	$6,716,249	$147,084,114	$6,083,965
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$155,300,593	$6,724,216	$143,577,100	$6,200,154
Undistributed net investment income (accumulated net investment loss)	(13,333)	34,157	(13,333)	27,969
Accumulated net realized gain (loss) on investments	12,830,650	(2,280)	20,167,710	(11,172)
Net unrealized depreciation on investments	(14,426,906)	(39,844)	(16,647,363)	(132,986)
NET ASSETS	$153,691,004	$6,716,249	$147,084,114	$6,083,965

+ Including securities loaned at value	$34,650,358	$—	$36,768,285	$—
* Cost of investments in securities	$164,976,686	$5,142,793	$157,615,381	$5,723,560

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2005 (CONTINUED)

	ING	ING	ING	ING
	MidCap	MidCap	SmallCap	SmallCap
	Value	Value Choice	Value	Value Choice
	Fund	Fund	Fund	Fund

Class A:
Net assets	$71,136,451	$3,597,681	$79,748,233	$3,975,839
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	6,453,144	360,921	6,188,363	415,544
Net asset value and redemption price per share	$11.02	$9.97	$12.89	$9.57
Maximum offering price per share 5.75%)(1)	$11.69	$10.58	$13.68	$10.15
Class B:
Net assets	$38,070,863	$1,106,824	$24,540,315	$590,995
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	3,520,432	111,255	1,945,717	61,887
Net asset value and redemption price per share(2)	$10.81	$9.95	$12.61	$9.55
Maximum offering price per share	$10.81	$9.95	$12.61	$9.55
Class C:
Net assets	$42,426,035	$2,011,744	$42,276,081	$1,517,131
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	3,924,075	202,445	3,355,547	158,635
Net asset value and redemption price per share(2)	$10.81	$9.94	$12.60	$9.56
Maximum offering price per share	$10.81	$9.94	$12.60	$9.56
Class I:
Net assets	$2,037,402	n/a	$455,814	n/a
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	182,638	n/a	35,080	n/a
Net asset value and redemption price per share	$11.16	n/a	$12.99	n/a
Maximum offering price per share	$11.16	n/a	$12.99	n/a
Class Q:
Net assets	$20,253	n/a	$63,671	n/a
Shares authorized	unlimited	n/a	unlimited	n/a
Par value	$0.01	n/a	$0.01	n/a
Shares outstanding	1,842	n/a	4,872	n/a
Net asset value and redemption price per share	$11.00	n/a	$13.07	n/a
Maximum offering price per share	$11.00	n/a	$13.07	n/a

(1)   Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)   Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2005

		ING		ING	ING
	ING	Equity and	ING	Disciplined	LargeCap
	Convertible	Bond	Real Estate	LargeCap	Growth
	Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,505,683	$659,970	$10,207,166	$1,094,676	$2,902,912
Interest	3,913,220	1,221,635	23,683	20,474	32,836
Securities lending income	136,513	—	10,986	1,107	24,940
Total investment income	6,555,416	1,881,605	10,241,835	1,116,257	2,960,688
EXPENSES:
Investment management fees	1,443,948	479,318	1,559,453	402,970	2,347,100
Distribution and service fees:
Class A	207,885	118,715	90,209	15,516	378,653
Class B	643,107	172,829	28,152	309,241	1,114,826
Class C	660,446	124,727	28,299	136,315	517,685
Class O	—	—	12,565	—	—
Class Q	6,930	587	—	—	11,244
Transfer agent fees:
Class A	57,441	49,996	5,734	6,264	148,330
Class B	62,390	25,369	419	34,802	153,867
Class C	64,334	18,239	416	16,430	71,467
Class I	—	—	9,275	261	11,894
Class O	—	—	1,835	—	—
Class Q	1,065	593	—	—	1,337
Administrative service fees	192,524	63,908	222,777	57,567	312,943
Shareholder reporting expense	55,929	8,769	51,740	13,129	31,054
Registration fees	53,658	46,250	64,942	41,697	69,185
Professional fees	22,279	8,544	25,939	10,917	24,287
Custody and accounting expense	25,814	31,776	23,420	12,346	33,498
Trustee fees	10,287	3,836	3,537	5,145	6,477
Miscellaneous expense	21,601	8,011	11,426	32,916	18,097
Total expenses	3,529,638	1,161,467	2,140,138	1,095,516	5,251,944
Net recouped (waived and reimbursed) fees	(23,667)	2,841	208,826	(1,060)	171,000
Brokerage commission recapture	—	—	(138,294)	—	(64,122)
Net expenses	3,505,971	1,164,308	2,210,670	1,094,456	5,358,822
Net investment income (loss)	3,049,445	717,297	8,031,165	21,801	(2,398,134)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND FUTURES:
Net realized gain on:
Investments	9,980,291	1,574,988	18,980,782	6,946,906	4,847,977
Foreign currency related transactions	34,687	—	—	—	—
Futures	—	21,659	—	12,216	—
Net realized gain on investments, foreign currency related transactions and futures	10,014,978	1,596,647	18,980,782	6,959,122	4,847,977
Net change in unrealized appreciation or depreciation on:
Investments	(14,795,559)	283,395	27,111,162	(2,532,214)	340,609
Futures	—	35,156	—	(1,725)	—
Net change in unrealized appreciation or depreciation on investments and futures	(14,795,559)	318,551	27,111,162	(2,533,939)	340,609
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	(4,780,581)	1,915,198	46,091,944	4,425,183	5,188,586
Increase (decrease) in net assets resulting from operations	$(1,731,136)	$2,632,495	$54,123,109	$4,446,984	$2,790,452

*Foreign taxes	$—	$—	$—	$—	$3,148

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2005

	ING	ING	ING	ING
	MidCap	SmallCap	Financial	LargeCap	ING
	Opportunities	Opportunities	Services	Value	MagnaCap
	Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,812,970	$421,387	$5,535,247	$711,476	$8,296,289
Interest	109,816	62,741	215,861	7,409	80,960
Securities lending income	71,832	88,071	—	—	7,305
Total investment income	1,994,618	572,199	5,751,108	718,885	8,384,554
EXPENSES:
Investment management fees	4,084,727	2,080,384	2,301,667	272,932	2,696,922
Distribution and service fees:
Class A	372,969	300,368	663,340	34,145	925,568
Class B	1,624,944	575,193	1,182,694	62,512	452,088
Class C	1,142,012	498,797	63	82,573	95,839
Class M	—	—	—	—	34,927
Class O	—	—	3,412	—	—
Class Q	11,736	773	—	—	6
Transfer agent fees:
Class A	181,322	180,566	193,679	15,058	195,522
Class B	231,825	102,843	120,906	7,145	28,912
Class C	169,720	90,138	—	9,310	6,174
Class I	246	2,062	—	1,326	395
Class M	—	—	—	—	2,967
Class O	—	—	1,283	—	—
Class Q	417	48	—	59	—
Administrative service fees	789,218	457,100	—	30,326	—
Shareholder reporting expense	107,415	95,040	90,562	9,440	23,911
Registration fees	79,035	49,181	24,935	82,572	74,877
Professional fees	20,254	27,784	31,621	7,240	25,095
Custody and accounting expense	30,763	29,670	38,084	4,220	36,810
Director/trustee fees	14,849	14,931	5,499	2,037	9,712
Organization expense and offering costs	—	—	—	67,398	—
Miscellaneous expense	24,211	17,603	28,047	1,515	28,502
Total expenses	8,885,663	4,522,481	4,685,792	689,808	4,638,227
Net waived and reimbursed fees	(209,341)	(223,192)	(189,526)	(149,529)	—
Net expenses	8,676,322	4,299,289	4,496,266	540,279	4,638,227
Net investment income (loss)	(6,681,704)	(3,727,090)	1,254,842	178,606	3,746,327
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments	32,363,227	29,952,329	16,604,747	2,061,484	26,114,730
Payment by affiliate and net gain on the disposal of investments	304,691	—	—	—	—
Net realized gain on investments and payment by affiliate	32,667,918	29,952,329	16,604,747	2,061,484	26,114,730
Net change in unrealized appreciation or depreciation on investments	1,270,608	(10,378,704)	5,232,116	(206,862)	(6,195,080)
Net realized and unrealized gain on investments and payment by affiliate	33,938,526	19,573,625	21,836,863	1,854,622	19,919,650
Increase in net assets resulting from operations	$27,256,822	$15,846,535	$23,091,705	$2,033,228	$23,665,977

*Foreign taxes	$—	$—	$—	$—	$54,575

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE PERIODS ENDED MAY 31, 2005

	ING	ING	ING	ING
	MidCap	MidCap	SmallCap	SmallCap
	Value	Value Choice	Value	Value Choice
	Fund	Fund	Fund	Fund

	Year Ended	February 1, 2005(1)	Year Ended	February 1, 2005(1)
	May 31,	to May 31,	May 31,	to May 31,
	2005	2005	2005	2005

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,727,228	$8,292	$1,527,974	$12,068
Interest	23,321	9,768	26,763	1,054
Securities lending income	248,942	—	543,007	—
Total investment income	1,999,491	18,060	2,097,744	13,122
EXPENSES:
Investment management fees	1,446,144	10,282	1,348,500	9,904
Distribution and service fees:
Class A	178,928	1,681	196,979	1,742
Class B	398,260	1,815	243,381	852
Class C	416,606	1,743	406,038	2,084
Class Q	50	—	156	—
Transfer agent fees:
Class A	87,537	1,456	105,513	1,068
Class B	48,239	368	32,474	121
Class C	50,975	297	54,534	291
Class I	2,004	—	382	—
Class Q	22	—	43	—
Administrative service fees	155,125	1,028	144,418	990
Shareholder reporting expense	87,421	206	73,781	198
Registration fees	51,650	1,777	48,684	1,569
Professional fees	28,234	412	14,883	396
Custody and accounting expense	18,668	976	12,940	218
Trustee fees	3,744	51	3,602	50
Organization expense and offering costs	—	30,920	—	28,936
Miscellaneous expense	8,078	553	9,616	656
Total expenses	2,981,685	53,565	2,695,924	49,075
Net recouped (waived and reimbursed) fees	154,001	(35,470)	185,214	(31,995)
Net expenses	3,135,686	18,095	2,881,138	17,080
Net investment loss	(1,136,195)	(35)	(783,394)	(3,958)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	19,472,636	(2,280)	24,004,981	(11,172)
Net change in unrealized appreciation or depreciation on investments	(16,101,733)	(39,844)	(21,885,346)	(132,986)
Net realized and unrealized gain (loss) on investments	3,370,903	(42,124)	2,119,635	(144,158)
Increase (decrease) in net assets resulting from operations	$2,234,708	$(42,159)	$1,336,241	$(148,116)

* Foreign taxes	$—	$594	$—	$14

(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Convertible Fund		ING Equity and Bond Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income	$3,049,445	$3,558,967	$717,297	$692,027
Net realized gain (loss) on investments, foreign currency related transactions and futures	10,014,978	18,580,712	1,596,647	(791,892)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	(14,795,559)	5,044,475	318,551	6,008,996
Net increase (decrease) in net assets resulting from operations	(1,731,136)	27,184,154	2,632,495	5,909,131
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,545,427)	(1,433,574)	(504,895)	(789,960)
Class B	(1,066,565)	(1,224,775)	(114,044)	(315,822)
Class C	(1,225,778)	(1,281,578)	(111,954)	(249,621)
Class Q	(80,312)	(99,026)	(3,747)	(6,646)
Total distributions	(3,918,082)	(4,038,953)	(734,640)	(1,362,049)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	22,140,575	47,499,407	6,507,409	18,750,762
Dividends reinvested	2,527,920	2,581,510	561,352	1,011,337
	24,668,495	50,080,917	7,068,761	19,762,099
Cost of shares redeemed	(69,882,260)	(53,959,375)	(19,829,878)	(27,110,551)
Net decrease in net assets resulting from capital share transactions	(45,213,765)	(3,878,458)	(12,761,117)	(7,348,452)
Net increase (decrease) in net assets	(50,862,983)	19,266,743	(10,863,262)	(2,801,370)
NET ASSETS:
Beginning of year	213,080,788	193,814,045	69,480,986	72,282,356
End of year	$162,217,805	$213,080,788	$58,617,724	$69,480,986
Undistributed net investment income at end of year	$979,114	$1,813,063	$116,918	$108,494

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Real Estate Fund		ING Disciplined LargeCap Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income (loss)	$8,031,165	$7,739,664	$21,801	$(196,511)
Net realized gain on investments and futures	18,980,782	18,787,767	6,959,122	8,281,222
Net change in unrealized appreciation or depreciation on investments and futures	27,111,162	10,691,837	(2,533,939)	4,006,258
Net increase in net assets resulting from operations	54,123,109	37,219,268	4,446,984	12,090,969
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,212,841)	(327,077)	—	—
Class B	(78,541)	(35,510)	—	—
Class C	(76,563)	(77,403)	—	—
Class I	(6,583,649)	(8,236,929)	—	—
Class O	(158,947)	—	—	—
Net realized gains:
Class A	(2,268,169)	(242,273)	—	—
Class B	(184,964)	(30,332)	—	—
Class C	(206,851)	(87,401)	—	—
Class I	(11,900,609)	(6,232,489)	—	—
Class O	(199,400)	—	—	—
Total distributions	(22,870,534)	(15,269,414)	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	83,439,223	73,899,420	4,912,800	4,879,672
Dividends reinvested	16,039,378	9,979,129	—	—
	99,478,601	83,878,549	4,912,800	4,879,672
Cost of shares redeemed	(91,095,041)	(49,590,718)	(39,586,158)	(23,356,188)
Net increase (decrease) in net assets resulting from capital Share transactions	8,383,560	34,287,831	(34,673,358)	(18,476,516)
Net increase (decrease) in net assets	39,636,135	56,237,685	(30,226,374)	(6,385,547)
NET ASSETS:
Beginning of year	183,170,821	126,933,136	76,204,873	82,590,420
End of year	$222,806,956	$183,170,821	$45,978,499	$76,204,873
Undistributed net investment income at end of year	$2,740,840	$2,271,773	$19,967	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING LargeCap Growth Fund		ING MidCap Opportunities Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment loss	$(2,398,134)	$(2,863,179)	$(6,681,704)	$(3,189,037)
Net realized gain on investments and reimbursement from affiliate	4,847,977	39,816,143	32,667,918	36,005,578
Net change in unrealized appreciation or depreciation on investments	340,609	18,934,271	1,270,608	(14,157,412)
Net increase in net assets resulting from operations	2,790,452	55,887,235	27,256,822	18,659,129
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,284,365)	—	—	—
Class B	(1,739,049)	—	—	—
Class C	(805,907)	—	—	—
Class I	(923,412)	—	—	—
Class Q	(120,417)	—	—	—
Return of capital:
Class A	(872,085)	—	—	—
Class B	(954,286)	—	—	—
Class C	(440,286)	—	—	—
Class I	(293,343)	—	—	—
Class Q	(41,959)	—	—	—
Total distributions	(8,475,109)	—	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	107,955,616	167,009,595	27,372,572	28,495,626
Dividends reinvested	6,725,986	—	—	373,162,486
	114,681,602	167,009,595	27,372,572	401,658,112
Cost of shares redeemed	(124,424,891)	(70,231,343)	(151,471,341)	(127,345,757)
Net increase (decrease) in net assets resulting from capital share transactions	(9,743,289)	96,778,252	(124,098,769)	274,312,355
Net increase (decrease) in net assets	(15,427,946)	152,665,487	(96,841,947)	292,971,484
NET ASSETS:
Beginning of year	326,030,017	173,364,530	463,623,927	170,652,443
End of year	$310,602,071	$326,030,017	$366,781,980	$463,623,927
Accumulated net investment loss at end of year	$(1,229,658)	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING SmallCap Opportunities Fund		ING Financial Services Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income (loss)	$(3,727,090)	$(5,073,085)	$1,254,842	$291,940
Net realized gain on investments	29,952,329	43,684,508	16,604,747	30,704,885
Net change in unrealized appreciation or depreciation on investments	(10,378,704)	20,950,754	5,232,116	25,739,724
Net increase in net assets resulting from operations	15,846,535	59,562,177	23,091,705	56,736,549
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(653,510)	(697,897)
Class C	—	—	(11)	—
Class O	—	—	(4,300)	—
Net realized gains:
Class A	—	—	(12,401,564)	(7,418,743)
Class B	—	—	(7,842,026)	(5,117,566)
Class C	—	—	(171)	—
Class O	—	—	(47,206)	—
Total distributions	—	—	(20,948,788)	(13,234,206)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	32,730,867	55,115,680	21,224,840	17,608,115
Dividends reinvested	—	—	15,283,755	9,519,235
	32,730,867	55,115,680	36,508,595	27,127,350
Cost of shares redeemed	(106,392,621)	(140,542,492)	(66,060,613)	(58,848,107)
Net decrease in net assets resulting from capital share transactions	(73,661,754)	(85,426,812)	(29,552,018)	(31,720,757)
Net increase (decrease) in net assets	(57,815,219)	(25,864,635)	(27,409,101)	11,781,586
NET ASSETS:
Beginning of year	252,769,862	278,634,497	320,756,247	308,974,661
End of year	$194,954,643	$252,769,862	$293,347,146	$320,756,247
Undistributed net investment income at end of year	$—	$—	$884,074	$287,053

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING LargeCap Value Fund		ING MagnaCap Fund
	Year Ended May 31, 2005	February 2, 2004(1) to May 31, 2004	Year Ended May 31, 2005	Year Ended May 31, 2004

FROM OPERATIONS:
Net investment income	$178,606	$5,355	$3,746,327	$2,960,215
Net realized gain on investments	2,061,484	8,982	26,114,730	5,922,962
Net change in unrealized appreciation or depreciation on investments	(206,862)	(107,145)	(6,195,080)	38,819,962
Net increase (decrease) in net assets resulting from operations	2,033,228	(92,808)	23,665,977	47,703,139
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(107,111)	—	(3,895,915)	(2,197,417)
Class B	(21,668)	—	(101,711)	—
Class C	(26,910)	—	(23,132)	—
Class I	(24,018)	—	(23,921)	(112)
Class M	—	—	(18,440)	(4,890)
Class Q	—	—	(33)	(42,794)
Net realized gains:
Class A	(110,882)	—	—	—
Class B	(52,095)	—	—	—
Class C	(67,763)	—	—	—
Class I	(20,928)	—	—	—
Total distributions	(431,375)	—	(4,063,152)	(2,245,213)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	36,704,872	11,680,876	23,663,858	35,810,247
Net proceeds from shares issued in merger	—	—	—	147,505,028
Dividends reinvested	298,625	—	3,533,011	1,940,774
	37,003,497	11,680,876	27,196,869	185,256,049
Cost of shares redeemed	(5,081,104)	(464,359)	(83,739,269)	(80,780,723)
Net increase (decrease) in net assets resulting from capital share transactions	31,922,393	11,216,517	(56,542,400)	104,475,326
Net increase (decrease) in net assets	33,524,246	11,123,709	(36,939,575)	149,933,252
NET ASSETS:
Beginning of period	11,123,709	—	380,687,040	230,753,788
End of period	$44,647,955	$11,123,709	$343,747,465	$380,687,040
Undistributed net investment income at end of period	$111,835	$45,538	$1,047,605	$1,364,430

(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING MidCap Value Fund		ING MidCap Value Choice Fund
	Year Ended	Year Ended	February 1, 2005(1)
	May 31,	May 31,	to May 31,
	2005	2004	2005

FROM OPERATIONS:
Net investment loss	$(1,136,195)	$(455,900)	$(35)
Net realized gain (loss) on investments	19,472,636	9,538,762	(2,280)
Net change in unrealized appreciation or depreciation on investments	(16,101,733)	9,173,938	(39,844)
Net increase (decrease) in net assets resulting from operations	2,234,708	18,256,800	(42,159)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	(5,379,868)	—	—
Class B	(3,140,896)	—	—
Class C	(3,310,535)	—	—
Class I	(154,805)	—	—
Class Q	(1,507)	—	—
Total distributions	(11,987,611)	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	95,315,357	90,677,565	6,902,778
Dividends reinvested	9,166,148	—	—
	104,481,505	90,677,565	6,902,778
Cost of shares redeemed	(68,683,573)	(20,765,261)	(144,370)
Net increase in net assets resulting from capital share transactions	35,797,932	69,912,304	6,758,408
Net increase in net assets	26,045,029	88,169,104	6,716,249
NET ASSETS:
Beginning of period	127,645,975	39,476,871	—
End of period	$153,691,004	$127,645,975	$6,716,249
Undistributed net investment income (accumulated net investment loss) at end of period	$(13,333)	$(21,333)	$34,157

(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING SmallCap Value Fund		ING SmallCap Value Choice Fund
	Year Ended May 31, 2005	Year Ended May 31, 2004	February 1, 2005(1) to May 31, 2005

FROM OPERATIONS:
Net investment loss	$(783,394)	$(576,767)	$(3,958)
Net realized gain (loss) on investments	24,004,981	10,868,528	(11,172)
Net change in unrealized appreciation or depreciation on investments	(21,885,346)	8,636,660	(132,986)
Net increase (decrease) in net assets resulting from operations	1,336,241	18,928,421	(148,116)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	(5,340,181)	(1,073,901)	—
Class B	(1,592,895)	(775,481)	—
Class C	(2,730,797)	(949,961)	—
Class I	(31,243)	(22,291)	—
Class Q	(4,047)	(49)	—
Total distributions	(9,699,163)	(2,821,683)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	104,901,397	57,600,625	6,598,997
Dividends reinvested	7,367,516	2,135,022	—
	112,268,913	59,735,647	6,598,997
Cost of shares redeemed	(51,689,775)	(12,951,477)	(366,916)
Net increase in net assets resulting from capital share transactions	60,579,138	46,784,170	6,232,081
Net increase in net assets	52,216,216	62,890,908	6,083,965

NET ASSETS:
Beginning of period	94,867,898	31,976,990	—
End of period	$147,084,114	$94,867,898	$6,083,965
Undistributed net investment income (distributions in excess of net investment income) at end of period	$(13,333)	$(21,333)	$27,969

(1) Commencement of operations.

See Accompanying Notes to Financial Statements

ING CONVERTIBLE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
					Eleven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	June 30,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$18.11	16.20	15.35	17.89	27.70	23.27
Income (loss) from investment operations:
Net investment income	$0.37 *	0.36	0.38	0.30	0.85	0.42
Net realized and unrealized gain (loss)
on investments	$(0.51)	1.97	0.78	(2.34)	(5.29)	8.02
Total from investment operations	$(0.14)	2.33	1.16	(2.04)	(4.44)	8.44
Less distributions from:
Net investment income	$0.47	0.42	0.31	0.41	0.51	0.32
Net realized gain from investments	$—	—	—	0.09	4.86	3.69
Total distributions	$0.47	0.42	0.31	0.50	5.37	4.01
Net asset value, end of period	$17.50	18.11	16.20	15.35	17.89	27.70
Total Return(2)%	(0.85)	14.52	7.80	(11.44)	(17.78)	39.88

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$52,895	63,443	51,008	60,692	98,896	131,218
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.35	1.48	1.59	1.46	1.42	1.35
Gross expenses prior to expense reimbursement(3)%	1.39	1.48	1.59	1.46	1.41	1.35
Net investment income after expense reimbursement(3)(4)%	2.05	2.13	2.57	1.93	2.20	1.78
Portfolio turnover rate %	72	138	97	100	145	129

	Class B
					Eleven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	June 30,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$19.91	17.79	16.83	19.56	30.20	25.34
Income (loss) from investment operations:
Net investment income	$0.27 *	0.30	0.35	0.24	0.49	0.29
Net realized and unrealized gain (loss)
on investments	$(0.57)	2.13	0.83	(2.59)	(5.49)	8.77
Total from investment operations	$(0.30)	2.43	1.18	(2.35)	(5.00)	9.06
Less distributions from:
Net investment income	$0.32	0.31	0.22	0.28	0.34	0.19
Net realized gain from investments	$—	—	—	0.10	5.30	4.01
Total distributions	$0.32	0.31	0.22	0.38	5.64	4.20
Net asset value, end of period	$19.29	19.91	17.79	16.83	19.56	30.20
Total Return(2)%	(1.56)	13.75	7.16	(12.04)	(18.26)	39.21

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$50,727	75,097	72,364	88,650	125,366	139,704
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.05	2.13	2.24	2.11	2.07	2.00
Gross expenses prior to expense reimbursement(3)%	2.05	2.13	2.24	2.11	2.06	2.00
Net investment income after expense reimbursement(3)(4)%	1.35	1.48	1.92	1.28	1.55	1.13
Portfolio turnover rate %	72	138	97	100	145	129

(1)     The Fund changed its fiscal year end to May 31.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)     Annualized for periods less than one year.

(4)     The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*      Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING CONVERTIBLE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
					Eleven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	June 30,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$18.56	16.62	15.75	18.33	28.33	23.78
Income (loss) from investment operations:
Net investment income	$0.25*	0.27	0.32	0.22	0.58	0.28
Net realized and unrealized gain (loss) on investments	$(0.52)	1.99	0.78	(2.42)	(5.26)	8.22
Total from investment operations	$(0.27)	2.26	1.10	(2.20)	(4.68)	8.50
Less distributions from:
Net investment income	$0.34	0.32	0.23	0.29	0.35	0.19
Net realized gain from investments	$—	—	—	0.09	4.97	3.76
Total distributions	$0.34	0.32	0.23	0.38	5.32	3.95
Net asset value, end of period	$17.95	18.56	16.62	15.75	18.33	28.33
Total Return(2)%	(1.52)	13.72	7.15	(12.03)	(18.25)	39.24

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$56,329	71,365	66,412	81,247	118,363	156,592
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.05	2.13	2.24	2.11	2.07	2.00
Gross expenses prior to expense reimbursement(3)%	2.05	2.13	2.24	2.11	2.06	2.00
Net investment income after expense reimbursement(3)(4)%	1.36	1.48	1.92	1.28	1.55	1.13
Portfolio turnover rate %	72	138	97	100	145	129

(1)     The Fund changed its fiscal year end to May 31.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)     Annualized for periods less than one year.

(4)     The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*      Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING EQUITY AND BOND FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
						Eleven
						Months	Year
						Ended	Ended
	Year Ended May 31,					May 31,	June 30,
	2005	2004		2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$12.47	11.71		12.06	13.30	15.04	19.23
Income (loss) from investment operations:
Net investment income	$0.19	0.15		0.31	0.39	0.93	0.51
Net realized and unrealized gain (loss) on investments	$0.37	0.87		(0.41)	(1.13)	(1.01)	(0.60)
Total from investment operations	$0.56	1.02		(0.10)	(0.74)	(0.08)	(0.09)
Less distributions from:
Net investment income	$0.19	0.26		0.25	0.45	0.51	0.39
Net realized gain from investments	$—	—		—	0.05	1.15	3.71
Total distributions	$0.19	0.26		0.25	0.50	1.66	4.10
Net asset value, end of period	$12.84	12.47		11.71	12.06	13.30	15.04
Total Return(2)%	4.51	8.84	†	(0.66)	(5.55)	(0.61)	(1.01)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$31,487	36,205		32,179	57,042	61,477	63,592
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.50	1.60		1.60	1.48	1.32	1.40
Gross expenses prior to expense reimbursement(3)%	1.51	1.59		1.71	1.45	1.53	1.61
Net investment income after expense reimbursement/recoupment(3)(4)%	1.45	1.27		2.62	3.11	3.54	3.26
Portfolio turnover rate %	216	302		129	145	76	173

	Class B
						Eleven
						Months	Year
						Ended	Ended
	Year Ended May 31,					May 31,	June 30,
	2005	2004		2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$13.43	12.61		12.97	14.28	16.09	20.59
Income (loss) from investment operations:
Net investment income	$0.11	0.08		0.29	0.32	0.80	0.44
Net realized and unrealized gain (loss)
on investments	$0.41	0.92		(0.47)	(1.22)	(0.98)	(0.64)
Total from investment operations	$0.52	1.00		(0.18)	(0.90)	(0.18)	(0.20)
Less distributions from:
Net investment income	$0.09	0.18		0.18	0.36	0.39	0.33
Net realized gain from investments	$—	—		—	0.05	1.24	3.97
Total distributions	$0.09	0.18		0.18	0.41	1.63	4.30
Net asset value, end of period	$13.86	13.43		12.61	12.97	14.28	16.09
Total Return(2)%	3.87	8.05	†	(1.29)	(6.26)	(1.21)	(1.58)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,052	19,386		22,348	31,682	35,828	41,026
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.19	2.25		2.25	2.13	1.97	2.05
Gross expenses prior to expense reimbursement(3)%	2.16	2.24		2.36	2.10	2.18	2.26
Net investment income after expense reimbursement/recoupment(3)(4)%	0.75	0.62		1.97	2.46	2.89	2.61
Portfolio turnover rate %	216	302		129	145	76	173

(1)     The Fund changed its fiscal year end to May 31.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)     Annualized for periods less than one year.

(4)     The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

†      Total return without the effect of reimbursement by affiliate for investment transaction losses would have been 8.76% for Class A, and there was no effect on Class B.

See Accompanying Notes to Financial Statements

ING EQUITY AND BOND FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
						Eleven
						Months	Year
						Ended	Ended
	Year Ended May 31,					May 31,	June 30,
	2005	2004		2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$11.90	11.21		11.57	12.78	14.45	18.53
Income (loss) from investment operations:
Net investment income	$0.09	0.07		0.17	0.34	0.74	0.45
Net realized and unrealized gain (loss) on investments	$0.36	0.82		(0.34)	(1.13)	(0.91)	(0.62)
Total from investment operations	$0.45	0.89		(0.17)	(0.79)	(0.17)	(0.17)
Less distributions from:
Net investment income	$0.11	0.20		0.19	0.37	0.39	0.34
Net realized gain from investments	$—	—		—	0.05	1.11	3.57
Total distributions	$0.11	0.20		0.19	0.42	1.50	3.91
Net asset value, end of period	$12.24	11.90		11.21	11.57	12.78	14.45
Total Return(2)%	3.78	8.04	†	(1.27)	(6.20)	(1.28)	(1.53)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$11,963	13,566		14,240	18,007	22,679	25,838
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.19	2.25		2.25	2.13	1.97	2.05
Gross expenses prior to expense reimbursement(3)%	2.16	2.24		2.36	2.10	2.18	2.26
Net investment income after expense reimbursement/recoupment(3)(4)%	0.76	0.62		1.96	2.46	2.89	2.61
Portfolio turnover rate %	216	302		129	145	76	173

(1)     The Fund changed its fiscal year end to May 31.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)     Annualized for periods less than one year.

(4)     The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

†      Total return without the effect of affiliated payments would have been 7.95%.

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A				Class B
	Year Ended May 31,			December 20, 2002(1) to May 31,	Year Ended May 31,			November 20, 2002(1) to May 31,
	2005		2004	2003	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$12.76		11.06	10.06	12.78		11.10	10.00
Income (loss) from investment operations:
Net investment income	$0.47	*	0.57	0.16	0.37	*	0.45	0.12
Net realized and unrealized gain on investments	$3.04		2.29	1.04	3.05		2.32	1.15
Total from investment operations	$3.51		2.86	1.20	3.42		2.77	1.27
Less distributions from:
Net investment income	$0.50		0.65	0.20	0.40		0.58	0.17
Net realized gain from investments	$0.95		0.51	—	0.95		0.51	—
Total distributions	$1.45		1.16	0.20	1.35		1.09	0.17
Net asset value, end of period	$14.82		12.76	11.06	14.85		12.78	11.10
Total Return(2)%	28.51		26.79	12.06	27.62		25.81	12.77

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$57,799		16,569	982	3,484		1,990	149
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.15		1.27	1.45	1.90		2.02	2.20
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.23		1.31	1.45	1.98		2.06	2.20
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.15		1.37	1.53	1.90		2.12	2.30
Net investment income after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	3.34		4.84	0.01	2.64		3.28	1.91
Portfolio turnover rate %	91		132	62	91		132	62

(1)     Commencement of operations.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)     Annualized for periods less than one year.

(4)     The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*      Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C				Class O
				January 17	September 15,
				2003(1) to	2004(1) to
	Year Ended May 31,			May 31,	May 31,
	2005		2004	2003	2005
Per Share Operating Performance:
Net asset value, beginning of period	$13.11		11.37	9.96	13.52
Income (loss) from investment operations:
Net investment income (loss)	$0.38	*	0.43	(0.01)*	0.39
Net realized and unrealized gain on investments	$3.13		2.40	1.50	2.23
Total from investment operations	$3.51		2.83	1.49	2.62
Less distributions from:
Net investment income	$0.39		0.58	0.08	0.38
Net realized gain from investments	$0.95		0.51	—	0.95
Total distributions	$1.34		1.09	0.08	1.33
Net asset value, end of period	$15.28		13.11	11.37	14.81
Total Return(2)%	27.57		25.75	15.03	20.12

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,720		2,708	157	12,305
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.90		2.02	2.20	1.15
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.98		2.06	2.20	1.23
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.90		2.12	2.30	1.15
Net investment income (loss) after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	2.65		3.54	(1.62)	3.32
Portfolio turnover rate %	91		132	62	91

(1)     Commencement of operations.

(2)    Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)     Annualized for periods less than one year.

(4)    The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*      Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING DISCIPLINED LARGECAP FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
					Seven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	October 31,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$8.82	7.61	8.43	9.87	11.17	11.14
Income (loss) from investment operations:
Net investment income (loss)	$0.06	0.01	0.03	0.03	(0.01)	—
Net realized and unrealized gain (loss) on investments	$0.80	1.20	(0.85)	(1.47)	(1.29)	0.18
Total from investment operations	$0.86	1.21	(0.82)	(1.44)	(1.30)	0.18
Less distributions from:
Net realized gain from investments	$—	—	—	—	—	0.15
Total distributions	$—	—	—	—	—	0.15
Net asset value, end of period	$9.68	8.82	7.61	8.43	9.87	11.17
Total Return(2)%	9.75	15.90	(9.73)	(14.59)	(11.64)	1.55

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,173	5,362	7,205	9,883	12,748	23,571
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.40	1.53	1.54	1.33	1.45	1.37
Gross expenses prior to expense reimbursement(3)%	1.42	1.53	1.54	1.33	1.45	1.37
Net investment income (loss) after expense reimbursement(3)%	0.60	0.11	0.32	0.12	(0.13)	0.01
Portfolio turnover rate %	154	200	106	149	26	57

	Class B
					Seven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	October 31,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$8.49	7.37	8.23	9.70	11.04	11.09
Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.05)	(0.03)	(0.07)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	$0.77	1.17	(0.83)	(1.40)	(1.29)	0.18
Total from investment operations	$0.76	1.12	(0.86)	(1.47)	(1.34)	0.10
Less distributions from:
Net realized gain from investments	$—	—	—	—	—	0.15
Total distributions	$—	—	—	—	—	0.15
Net asset value, end of period	$9.25	8.49	7.37	8.23	9.70	11.04
Total Return(2)%	8.95	15.20	(10.45)	(15.15)	(12.14)	0.83

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$28,635	32,848	34,358	53,185	76,726	94,028
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	2.12	2.23	2.24	2.03	2.15	2.07
Gross expenses prior to expense reimbursement(3)%	2.12	2.23	2.24	2.03	2.15	2.07
Net investment loss after expense reimbursement(3)%	(0.11)	(0.59)	(0.43)	(0.58)	(0.83)	(0.70)
Portfolio turnover rate %	154	200	106	149	26	57

(1)     The Fund changed its fiscal year end to May 31.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)     Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING DISCIPLINED LARGECAP FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
					Seven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	October 31,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$8.49	7.37	8.23	9.70	11.05	11.09
Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	(0.06)	(0.04)	(0.09)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	$0.77	1.18	(0.82)	(1.38)	(1.30)	0.19
Total from investment operations	$0.76	1.12	(0.86)	(1.47)	(1.35)	0.11
Less distributions from:
Net realized gain from investments	$—	—	—	—	—	0.15
Total distributions	$—	—	—	—	—	0.15
Net asset value, end of period	$9.25	8.49	7.37	8.23	9.70	11.05
Total Return(2)%	8.95	15.20	(10.45)	(15.15)	(12.12)	0.92

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,170	15,233	21,478	36,486	66,252	88,449
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	2.12	2.23	2.24	2.03	2.15	2.07
Gross expenses prior to expense reimbursement(3)%	2.12	2.23	2.24	2.03	2.15	2.07
Net investment income (loss) after expense reimbursement(3)%	(0.11)	(0.59)	(0.43)	(0.58)	(0.83)	(0.70)
Portfolio turnover rate %	154	200	106	149	26	57

(1)     The Fund changed its fiscal year end to May 31.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)     Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING LARGECAP GROWTH FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
					Eleven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	June 30,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$18.11	14.33	16.59	24.40	43.12	28.09
Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.10)	(0.15)	(0.18)	(0.20)	(0.22)
Net realized and unrealized gain (loss) on investments	$0.37	3.88	(2.11)	(7.63)	(18.05)	15.63
Total from investment operations	$0.30	3.78	(2.26)	(7.81)	(18.25)	15.41
Less distributions from:
Net investment income	$0.38	—	—	0.00 *	—	—
Net realized gain from investments	$—	—	—	—	0.47	0.38
Return of capital	$0.15	—	—	—	—	—
Total distributions	$0.53	—	—	0.00 *	0.47	0.38
Net asset value, end of period	$17.88	18.11	14.33	16.59	24.40	43.12
Total Return(2)%	1.65	26.38	(13.62)	(31.99)	(42.67)	55.35

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$111,208	109,858	40,941	65,642	161,824	186,261
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.43	1.42	1.60	1.58	1.47	1.36
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.45	1.45	1.60	1.58	1.47	1.36
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.40	1.61	1.76	1.58	1.47	1.36
Net investment loss after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	(0.49)	(0.82)	(0.96)	(1.12)	(0.78)	(0.87)
Portfolio turnover rate %	81	142	291	536	331	139

	Class B
					Eleven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	June 30,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$17.57	13.99	16.30	24.14	42.94	28.15
Income (loss) from investment operations:
Net investment loss	$(0.24)	(0.21)	(0.24)	(0.43)	(0.41)	(0.39)
Net realized and unrealized gain (loss) on investments	$0.41	3.79	(2.07)	(7.41)	(17.92)	15.56
Total from investment operations	$0.17	3.58	(2.31)	(7.84)	(18.33)	15.17
Less distributions from:
Net investment income	$0.26	—	—	—	—	—
Net realized gain from investments	$—	—	—	—	0.47	0.38
Return of capital	$0.15	—	—	—	—	—
Total distributions	$0.41	—	—	—	0.47	0.38
Net asset value, end of period	$17.33	17.57	13.99	16.30	24.14	42.94
Total Return(2)%	0.97	25.59	(14.17)	(32.48)	(43.04)	55.37

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$106,162	119,658	72,575	116,738	224,572	333,256
Ratios to average net assets:
Net expenses after expense reimbursement/
recoupment and brokerage commission recapture(3)(4)%	2.08	2.07	2.25	2.23	2.12	2.01
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	2.10	2.09	2.25	2.23	2.12	2.01
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	2.05	2.26	2.41	2.23	2.12	2.01
Net investment loss after expense reimbursement and brokerage commission recapture(3)(4)%	(1.13)	(1.47)	(1.61)	(1.77)	(1.43)	(1.52)
Portfolio turnover rate %	81	142	291	536	331	139

(1)     The Fund changed its fiscal year end to May 31.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)     Annualized for periods less than one year.

(4)     The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*      Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING LARGECAP GROWTH FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
					Eleven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	June 30,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$17.52	13.95	16.25	24.07	42.82	28.07
Income (loss) from investment operations:
Net investment loss	$(0.19)	(0.22)	(0.25)	(0.48)	(0.39)	(0.35)
Net realized and unrealized gain (loss) on investments	$0.36	3.79	(2.05)	(7.34)	(17.89)	15.48
Total from investment operations	$0.17	3.57	(2.30)	(7.82)	(18.28)	15.13
Less distributions from:
Net investment income	$0.27	—	—	—	—	—
Net realized gain from investments	$—	—	—	—	0.47	0.38
Return of capital	$0.15	—	—	—	—	—
Total distributions	$0.42	—	—	—	0.47	0.38
Net asset value, end of period	$17.27	17.52	13.95	16.25	24.07	42.82
Total Return(2)%	0.92	25.59	(14.15)	(32.49)	(43.04)	54.38

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$52,355	53,976	31,516	54,048	117,222	152,682
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.08	2.07	2.25	2.23	2.12	2.01
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.10	2.09	2.25	2.23	2.12	2.01
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.05	2.26	2.41	2.23	2.12	2.01
Net investment loss after expense reimbursement and brokerage commission recapture(3)(4)%	(1.13)	(1.47)	(1.61)	(1.77)	(1.43)	(1.52)
Portfolio turnover rate %	81	142	291	536	331	139

(1)     The Fund changed its fiscal year end to May 31.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)     Annualized for periods less than one year.

(4)     The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*      Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
					Five
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	December 31,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$12.06	10.12	11.11	14.58	19.12	21.29
Income (loss) from investment operations:
Net investment loss	$(0.16)	(0.06)	(0.12)	(0.17)*	(0.11)	(0.15)
Net realized and unrealized gain (loss) on investments	$1.10	2.00	(0.87)	(3.30)	(4.43)	0.16
Total from investment operations	$0.94	1.94	(0.99)	(3.47)	(4.54)	0.01
Less distributions from:
Net realized gain from investments	$—	—	—	—	—	2.18
Total distributions	$—	—	—	—	—	2.18
Payment by affiliate	$0.01	—	—	—	—	—
Net asset value, end of period	$13.01	12.06	10.12	11.11	14.58	19.12
Total Return(2)%	7.88 †	19.17	(8.91)	(23.80)	(23.74)	(0.35)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$118,668	133,363	44,010	68,106	24,265	25,742
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.64	1.59	1.50	1.77	2.06	1.66
Gross expenses prior to expense reimbursement/recoupment(3)%	1.71	1.70	1.83	1.99	2.06	1.66
Net investment loss after expense reimbursement/recoupment(3)(4)%	(1.15)	(1.06)	(1.15)	(1.45)	(1.52)	(0.96)
Portfolio turnover rate %	50	115	345	399	182	188

	Class B
					Five
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	December 31,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$11.59	9.80	10.83	14.30	18.79	21.12
Income (loss) from investment operations:
Net investment loss	$(0.27)	(0.06)	(0.20)	(0.25)*	(0.14)	(0.24)
Net realized and unrealized gain (loss) on investments	$1.08	1.85	(0.83)	(3.22)	(4.35)	0.09
Total from investment operations	$0.81	1.79	(1.03)	(3.47)	(4.49)	(0.15)
Less distributions from:
Net realized gain from investments	$—	—	—	—	—	2.18
Total distributions	$—	—	—	—	—	2.18
Payment by affiliate	$0.01	—	—	—	—	—
Net asset value, end of period	$12.41	11.59	9.80	10.83	14.30	18.79
Total Return(2)%	7.08 †	18.27	(9.51)	(24.27)	(23.90)	(1.13)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$139,100	191,288	43,183	69,621	28,448	35,551
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.37	2.29	2.20	2.47	2.76	2.36
Gross expenses prior to expense reimbursement/recoupment(3)%	2.41	2.40	2.53	2.69	2.76	2.36
Net investment loss after expense reimbursement/recoupment(3)(4)%	(1.87)	(1.69)	(1.85)	(2.15)	(2.22)	(1.66)
Portfolio turnover rate %	50	115	345	399	182	188

(1)     The Fund changed its fiscal year end to May 31.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)     Annualized for periods less than one year.

(4)     The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*      Per share data calculated using weighted average number of shares outstanding throughout the period.

†      In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.80% and 7.00% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
					Five
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	December 31,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$11.53	9.75	10.77	14.24	18.72	21.03
Income (loss) from investment operations:
Net investment loss	$(0.26)	(0.12)	(0.19)	(0.25)*	(0.14)	(0.24)
Net realized and unrealized gain (loss) on investments	$1.07	1.90	(0.83)	(3.22)	(4.34)	0.11
Total from investment operations	$0.81	1.78	(1.02)	(3.47)	(4.48)	(0.13)
Less distributions from:
Net realized gain from investments	$—	—	—	—	—	2.18
Total distributions	$—	—	—	—	—	2.18
Payment by affiliate	$0.01	—	—	—	—	—
Net asset value, end of period	$12.35	11.53	9.75	10.77	14.24	18.72
Total Return(2)%	7.11 †	18.26	(9.47)	(24.37)	(23.93)	(1.03)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$101,261	131,461	67,730	100,888	18,901	25,939
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.37	2.29	2.20	2.47	2.76	2.36
Gross expenses prior to expense reimbursement(3)%	2.41	2.40	2.53	2.69	2.76	2.36
Net investment loss after expense reimbursement(3)(4)%	(1.88)	(1.80)	(1.85)	(2.15)	(2.22)	(1.66)
Portfolio turnover rate %	50	115	345	399	182	188

(1)     The Fund changed its fiscal year end to May 31.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)     Annualized for periods less than one year.

(4)     The Investment Manager has aggreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary (expenses) subject to possible recoupment by ING Investments, LLC within three years.

*      Per share data calculated using weighted average number of shares outstanding throughout the period.

†      In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.03% for Class C.

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
						Five
						Months	Year
						Ended	Ended
	Year Ended May 31,					May 31,	December 31,
	2005		2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$22.53		18.16	24.04	38.78	47.17	59.35
Income (loss) from investment operations:
Net investment loss	$(0.31	)*	(0.37)	(0.35)	(0.51)*	(0.23)	(0.54)
Net realized and unrealized gain (loss) on investments	$2.15		4.74	(5.53)	(13.24)	(8.16)	(2.74)
Total from investment operations	$1.84		4.37	(5.88)	(13.75)	(8.39)	(3.28)
Less distributions from:
Net realized gain from investments	$—		—	—	0.99	—	8.90
Total distributions	$—		—	—	0.99	—	8.90
Net asset value, end of period	$24.37		22.53	18.16	24.04	38.78	47.17
Total Return(2)%	8.17		24.06 †	(24.46)	(35.86)	(17.79)	(6.04)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$93,821		105,890	118,570	183,810	159,641	177,286
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.63		1.74	1.88	1.81	1.69	1.45
Gross expenses prior to expense reimbursement(3)%	1.74		1.74	1.88	1.81	1.69	1.45
Net investment loss after expense reimbursement(3)%	(1.36)		(1.52)	(1.80)	(1.70)	(1.41)	(1.05)
Portfolio turnover rate %	62		60	357	427	104	134

	Class B
						Five
						Months	Year
						Ended	Ended
	Year Ended May 31,					May 31,	December 31,
	2005		2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$20.78		16.87	22.48	36.60	44.64	57.06
Income (loss) from investment operations:
Net investment loss	$(0.44	)*	(0.50)	(0.48)	(0.68)*	(0.33)	(0.96)
Net realized and unrealized gain (loss) on investments	$1.98		4.41	(5.13)	(12.45)	(7.71)	(2.56)
Total from investment operations	$1.54		3.91	(5.61)	(13.13)	(8.04)	(3.52)
Less distributions from:
Net realized gain from investments	$—		—	—	0.99	—	8.90
Total distributions	$—		—	—	0.99	—	8.90
Net asset value, end of period	$22.32		20.78	16.87	22.48	36.60	44.64
Total Return(2)%	7.41		23.18 †	(24.96)	(36.31)	(18.01)	(6.71)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$43,929		77,751	85,465	154,899	206,968	266,348
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	2.35		2.44	2.58	2.51	2.39	2.15
Gross expenses prior to expense reimbursement(3)%	2.44		2.44	2.58	2.51	2.39	2.15
Net investment loss after expense reimbursement(3)%	(2.10)		(2.07)	(2.50)	(2.40)	(2.11)	(1.75)
Portfolio turnover rate %	62		60	357	427	104	134

(1)     The Fund changed its fiscal year-end to May 31.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)     Annualized for periods less than one year.

*      Per share data calculated using weighted average number of shares outstanding throughout the period.

†      Total return without the effect of reimbursement by affiliate for investment transaction losses would have been 23.95% and 23.12%, for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
						Five
						Months	Year
						Ended	Ended
	Year Ended May 31,					May 31,	December 31,
	2005		2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$20.73		16.83	22.44	36.53	44.54	56.98
Income (loss) from investment operations:
Net investment loss	$(0.44	)*	(0.49)	(0.49)	(0.67)*	(0.33)	(0.97)
Net realized and unrealized gain (loss) on investments	$1.98		4.39	(5.12)	(12.43)	(7.68)	(2.57)
Total from investment operations	$1.54		3.90	(5.61)	(13.10)	(8.01)	(3.54)
Less distributions from:
Net realized gain from investments	$—		—	—	0.99	—	8.90
Total distributions	$—		—	—	0.99	—	8.90
Net asset value, end of period	$22.27		20.73	16.83	22.44	36.53	44.54
Total Return(2)%	7.43		23.17 †	(25.00)	(36.30)	(17.98)	(6.76)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$43,603		57,140	63,406	119,498	78,658	104,094
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	2.35		2.44	2.58	2.51	2.39	2.15
Gross expenses prior to expense reimbursement(3)%	2.44		2.44	2.58	2.51	2.39	2.15
Net investment loss after expense reimbursement(3)%	(2.09)		(2.06)	(2.50)	(2.40)	(2.11)	(1.75)
Portfolio turnover rate %	62		60	357	427	104	134

(1)     The Fund changed its fiscal year-end to May 31.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)     Annualized for periods less than one year.

*      Per share data calculated using weighted average number of shares outstanding throughout the period.

†      Total return without the effect of reimbursement by affiliate for investment transaction losses would have been 23.11% for Class C.

See Accompanying Notes to Financial Statements

ING FINANCIAL SERVICES FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
					Eleven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	June 30,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$22.03	19.24	22.11	23.36	16.42	24.38
Income (loss) from investment operations:
Net investment income	$0.16	0.09	0.12	0.14	0.31	0.32
Net realized and unrealized gain (loss) on investments	$1.58	3.60	(1.78)	1.29	7.11	(5.30)
Total from investment operations	$1.74	3.69	(1.66)	1.43	7.42	(4.98)
Less distributions from:
Net investment income	$0.08	0.08	0.09	0.33	0.33	0.25
Net realized gain from investments	$1.48	0.82	1.12	2.35	0.15	2.73
Total distributions	$1.56	0.90	1.21	2.68	0.48	2.98
Net asset value, end of period	$22.21	22.03	19.24	22.11	23.36	16.42
Total Return(2)%	7.97	19.57	(6.98)	7.05	46.01	(22.44)

Ratios and Supplemental Data:
Net assets, end of period (millions)	$183	193	182	231	252	210
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.17	1.41	1.52	1.48	1.42	1.41
Gross expenses prior to expense reimbursement(3)%	1.27	1.41	1.52	1.48	1.42	1.41
Net investment income(3)%	0.69	0.40	0.54	0.54	1.48	1.46
Portfolio turnover rate %	27	35	19	43	39	10

	Class B
					Eleven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	June 30,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$21.79	19.12	22.03	23.28	16.35	24.21
Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	(0.08)	(0.07)	(0.04)	0.15	0.22
Net realized and unrealized gain (loss) on investments	$1.57	3.57	(1.72)	1.29	7.12	(5.32)
Total from investment operations	$1.56	3.49	(1.79)	1.25	7.27	(5.10)
Less distributions from:
Net investment income	$—	—	—	0.15	0.19	0.03
Net realized gain from investments	$1.48	0.82	1.12	2.35	0.15	2.73
Total distributions	$1.48	0.82	1.12	2.50	0.34	2.76
Net asset value, end of period	$21.87	21.79	19.12	22.03	23.28	16.35
Total Return(2)%	7.21	18.60	(7.66)	6.22	45.01	(23.00)

Ratios and Supplemental Data:
Net assets, end of period (millions)	$107	127	127	171	183	148
Ratios to average net assets:
Expenses(3)%	1.92	2.16	2.27	2.23	2.17	2.16
Net investment income (loss)(3)%	(0.06)	(0.36)	(0.21)	(0.21)	0.73	0.71
Portfolio turnover rate %	27	35	19	43	39	10

(1)     The Fund changed its fiscal year end to May 31.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)     Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING FINANCIAL SERVICES FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C	Class O
	August 24,	September 15,
	2004(1) to	2004(1) to
	May 31,	May 31,
	2005	2005
Per Share Operating Performance:
Net asset value, beginning of period	$21.78	22.67
Income (loss) from investment operations:
Net investment loss	$0.09	0.17
Net realized and unrealized gain on investments	$1.49	0.92
Total from investment operations	$1.58	1.09
Less distributions from:
Net investment income	$0.10	0.13
Net realized gain from investments	$1.48	1.48
Total distributions	$1.58	1.61
Net asset value, end of period	$21.78	22.15
Total Return(2)%	7.29	4.90

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$13	3,658
Ratios to average net assets:
Expenses(3)%	1.92	1.17
Net investment income(3)%	0.12	0.80
Portfolio turnover rate %	27	27

(1)     Commencement of operations.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)     Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING LARGECAP VALUE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B
	Year	February 2,	Year	February 2,
	Ended	2004(1) to	Ended	2004(1) to
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.65	10.00	9.63	10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.05	0.01	(0.00)*	(0.00)*
Net realized and unrealized income (loss) on investments	$0.69	(0.36)	0.65	(0.37)
Total from investment operations	$0.74	(0.35)	0.65	(0.37)
Less distributions from:
Net investment income	$0.08	—	0.03	—
Net realized gains on investments	$0.08	—	0.08	—
Total distributions	$0.16	—	0.11	—
Net asset value, end of period	$10.23	9.65	10.17	9.63
Total Return(2)%	7.64	(3.50)	6.78	(3.70)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$22,079	4,729	8,447	2,601
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.45	1.35	2.20	2.10
Gross expenses prior to expense reimbursement(3)%	1.94	4.05	2.69	4.80
Net investment income (loss) after expense reimbursement(3)(4)%	0.93	0.72	0.17	(0.07)
Portfolio turnover rate %	47	4	47	4

	Class C
	Year		February 3,
	Ended		2004(1) to
	May 31,		May 31,
	2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.63		9.96
Income (loss) from investment operations:
Net investment loss	$0.00	*	(0.00)*
Net realized and unrealized income (loss) on investments	$0.65		(0.33)
Total from investment operations	$0.65		(0.33)
Less distributions from:
Net investment income	$0.03		—
Net realized gains on investments	$0.08		—
Total distributions	$0.11		—
Net asset value, end of period	$10.17		9.63
Total Return(2)%	6.76		(3.31)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$11,358		3,793
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.20		2.11
Gross expenses prior to expense reimbursement(3)%	2.69		4.81
Net investment income (loss) after expense reimbursement(3)(4)%	0.17		(0.03)
Portfolio turnover rate %	47		4

(1)     Commencement of operations.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)     Annualized for periods less than one year.

(4)     The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*      Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING MAGNACAP FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
					Eleven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	June 30,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.28	8.82	10.11	13.54	15.84	17.69
Income (loss) from investment operations:
Net investment income	$0.12	0.09	0.06	0.07	0.05	0.07
Net realized and unrealized gain (loss) on investments	$0.54	1.46	(1.32)	(1.53)	(0.38)	(0.08)
Total from investment operations	$0.66	1.55	(1.26)	(1.46)	(0.33)	(0.01)
Less distributions from:
Net investment income	$0.13	0.09	0.03	0.07	0.09	0.05
Net realized gain from investments	$—	—	—	1.90	1.88	1.79
Total distributions	$0.13	0.09	0.03	1.97	1.97	1.84
Net asset value, end of period	$10.81	10.28	8.82	10.11	13.54	15.84
Total Return(2)%	6.48	17.64	(12.46)	(10.96)	(2.77)	(0.36)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$293,793	311,087	156,902	211,602	277,722	303,864
Ratios to average net assets:
Expenses(3)%	1.15	1.35	1.45	1.34	1.31	1.29
Net investment income(3)%	1.12	1.10	0.73	0.59	0.33	0.41
Portfolio turnover rate %	50	28	110	75	92	26

	Class B
					Eleven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	June 30,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$9.91	8.48	9.75	13.14	15.44	17.36
Income (loss) from investment operations:
Net investment income (loss)	$0.06	0.04	0.00*	(0.02)	(0.01)	(0.05)
Net realized and unrealized gain (loss) on investments	$0.51	1.39	(1.27)	(1.47)	(0.41)	(0.08)
Total from investment operations	$0.57	1.43	(1.27)	(1.49)	(0.42)	(0.13)
Less distributions from:
Net investment income	$0.02	—	—	—	—	—
Net realized gain from investments	$—	—	—	1.90	1.88	1.79
Total distributions	$0.02	—	—	1.90	1.88	1.79
Net asset value, end of period	$10.46	9.91	8.48	9.75	13.14	15.44
Total Return(2)%	5.77	16.86	(13.03)	(11.61)	(3.40)	(1.11)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$36,962	52,812	50,677	79,685	112,286	87,167
Ratios to average net assets:
Expenses(3)%	1.85	2.05	2.15	2.04	2.01	1.99
Net investment income (loss)(3)%	0.43	0.35	0.03	(0.11)	(0.37)	(0.29)
Portfolio turnover rate %	50	28	110	75	92	26

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

*   Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING MAGNACAP FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
					Eleven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	June 30,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$9.91	8.48	9.76	13.14	15.44	17.37
Income (loss) from investment operations:
Net investment income (loss)	$0.08	0.03	0.00*	(0.01)	(0.01)	(0.10)
Net realized and unrealized gain (loss) on investments	$0.49	1.40	(1.28)	(1.47)	(0.41)	(0.04)
Total from investment operations	$0.57	1.43	(1.28)	(1.48)	(0.42)	(0.14)
Less distributions from:
Net investment income	$0.02	—	—	—	—	—
Net realized gain from investments	$—	—	—	1.90	1.88	1.79
Total distributions	$0.02	—	—	1.90	1.88	1.79
Net asset value, end of period	$10.46	9.91	8.48	9.76	13.14	15.44
Total Return(2)%	5.77	16.86	(13.11)	(11.53)	(3.41)	(1.17)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,490	11,502	8,291	9,693	10,887	3,660
Ratios to average net assets:
Expenses(3)%	1.85	2.05	2.15	2.04	2.01	1.99
Net investment income (loss)(3)%	0.43	0.36	0.03	(0.11)	(0.37)	(0.29)
Portfolio turnover rate %	50	28	110	75	92	26

	Class M
					Eleven
					Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	June 30,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.16	8.68	9.96	13.36	15.64	17.51
Income (loss) from investment operations:
Net investment income (loss)	$0.09	0.08	0.03	0.02	—	(0.01)
Net realized and unrealized gain (loss) on investments	$0.52	1.41	(1.31)	(1.50)	(0.39)	(0.06)
Total from investment operations	$0.61	1.49	(1.28)	(1.48)	(0.39)	(0.07)
Less distributions from:
Net investment income	$0.04	0.01	—	0.02	0.01	0.01
Net realized gain from investments	$—	—	—	1.90	1.88	1.79
Total distributions	$0.04	0.01	—	1.92	1.89	1.80
Net asset value, end of period	$10.73	10.16	8.68	9.96	13.36	15.64
Total Return(2)%	6.01	17.13	(12.85)	(11.30)	(3.21)	(0.71)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,048	5,270	7,445	12,074	17,440	13,050
Ratios to average net assets:
Expenses(3)%	1.60	1.80	1.90	1.79	1.76	1.74
Net investment income (loss)(3)%	0.67	0.55	0.28	0.14	(0.12)	(0.04)
Portfolio turnover rate %	50	28	110	75	92	26

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING MIDCAP VALUE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
				February 1,
				2002(1) to
	Year Ended May 31,			May 31
	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$11.53	8.36	10.28	10.00
Income (loss) from investment operations:
Net investment income (loss)	$(0.04)	(0.02)	0.00 *	0.00 *
Net realized and unrealized gain (loss) on investments	$0.41	3.19	(1.77)	0.28
Total from investment operations	$0.37	3.17	(1.77)	0.28
Less distributions from:
Net investment income	$—	—	0.04	—
Net realized gain from investments	$0.88	—	0.11	—
Total distributions	$0.88	—	0.15	—
Net asset value, end of period	$11.02	11.53	8.36	10.28
Total Return(2)%	3.13	37.92	(16.94)	2.80

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$71,136	58,631	15,026	25,325
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.63	1.75	1.75	1.61
Gross expenses prior to expense reimbursement/recoupment(3)%	1.53	1.62	2.17	3.05
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(0.35)	(0.18)	(0.10)	0.04
Portfolio turnover rate %	79	70	72	13

	Class B
				February 4,
				2002(1) to
	Year Ended May 31,			May 31,
	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$11.41	8.34	10.27	9.87
Income (loss) from investment operations:
Net investment (loss)	$(0.12)	(0.07)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.40	3.14	(1.75)	0.41
Total from investment operations	$0.28	3.07	(1.81)	0.40
Less distributions from:
Net investment income	$—	—	0.01	—
Net realized gain from investments	$0.88	—	0.11	—
Total distributions	$0.88	—	0.12	—
Net asset value, end of period	$10.81	11.41	8.34	10.27
Total Return(2)%	2.35	36.81	(17.40)	4.05

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$38,071	34,856	12,205	11,656
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.38	2.50	2.50	2.36
Gross expenses prior to expense reimbursement/recoupment(3)%	2.28	2.37	2.92	3.80
Net investment (loss) after expense reimbursement/recoupment(3)(4)%	(1.09)	(0.95)	(0.82)	(0.71)
Portfolio turnover rate %	79	70	72	13

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*   Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING MIDCAP VALUE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
				February 4,
				2002(1) to
	Year Ended May 31,			May 31,
	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$11.40	8.34	10.26	9.87
Income (loss) from investment operations:
Net investment loss	$(0.12)	(0.07)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.41	3.13	(1.75)	0.40
Total from investment operations	$0.29	3.06	(1.80)	0.39
Less distributions from:
Net investment income	$—	—	0.01	—
Net realized gain from investments	$0.88	—	0.11	—
Total distributions	$0.88	—	0.12	—
Net asset value, end of period	$10.81	11.40	8.34	10.26
Total Return(2)%	2.44	36.69	(17.32)	3.95

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$42,426	31,982	12,034	9,731
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.38	2.50	2.50	2.36
Gross expenses prior to expense reimbursement/recoupment(3)%	2.28	2.37	2.92	3.80
Net investment loss after expense reimbursement/recoupment(3)(4)%	(1.09)	(0.94)	(0.81)	(0.71)
Portfolio turnover rate %	79	70	72	13

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

ING MIDCAP VALUE CHOICE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B
	February 1,	February 1,
	2005(1) to	2005(1) to
	May 31,	May 31,
	2005	2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.00 *	(0.01)
Net realized and unrealized loss on investments	$(0.03)	(0.04)
Total from investment operations	$(0.03)	(0.05)
Net asset value, end of period	$9.97	9.95
Total Return(2)%	(0.30)	(0.50)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,598	1,107
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.50	2.25
Gross expenses prior to expense reimbursement(3)%	4.95	5.70
Net investment income (loss) after expense reimbursement(3)(4)%	0.23	(0.48)
Portfolio turnover rate %	10	10

Class C
February 7,
2005(1) to
May 31,
2005
Per Share Operating Performance:
Net asset value, beginning of period	$9.94
Income (loss) from investment operations:
Net investment loss	$(0.00)*
Net realized and unrealized income on investments	$0.00 *
Total from investment operations	$0.00 *
Net asset value, end of period	$9.94
Total Return(2)%	0.00 *
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,012
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.25
Gross expenses prior to expense reimbursement(3)%	5.70
Net investment loss after expense reimbursement(3)(4)%	(0.42)
Portfolio turnover rate %	10

(1)   Commencement of operations.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)     Annualized for periods less than one year.

(4)     The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*        Amount is less than $0.01 or $(0.01) per share or 0.01%.

See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
				February 1,
				2002(1) to
	Year Ended May 31,			May 31,
	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$13.53	9.44	10.62	10.00
Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.05)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.27	4.88	(1.00)	0.63
Total from investment operations	$0.25	4.83	(1.05)	0.62
Less distributions from:
Net investment income	$—	—	0.04	—
Net realized gain from investments	$0.89	0.74	0.09	—
Total distributions	$0.89	0.74	0.13	—
Net asset value, end of period	$12.89	13.53	9.44	10.62
Total Return(2)%	1.67	52.83	(9.83)	6.20

Ratios and Supplemental Data:				18,435
Net assets, end of period (000’s)	$79,748	45,609	12,280
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.66	1.75	1.75	1.62
Gross expenses prior to expense reimbursement(3)%	1.53	1.66	2.17	3.65
Net investment loss after expense reimbursement/recoupment(3)(4)%	(0.20)	(0.67)	(0.54)	(0.39)
Portfolio turnover rate %	76	57	54	12

	Class B
				February 4,
				2002(1) to
	Year Ended May 31,			May 31,
	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$13.36	9.39	10.60	9.85
Income (loss) from investment operations:
Net investment loss	$(0.12)	(0.13)	(0.11)	(0.02)
Net realized and unrealized gain (loss) on investments	$0.26	4.84	(1.01)	0.77
Total from investment operations	$0.14	4.71	(1.12)	0.75
Less distributions from:
Net investment income	$—	—	—	—
Net realized gain from investments	$0.89	0.74	0.09	—
Total distributions	$0.89	0.74	0.09	—
Net asset value, end of period	$12.61	13.36	9.39	10.60
Total Return(2)%	0.84	51.80	(10.53)	7.61

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$24,540	19,815	8,233	7,889
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.41	2.50	2.50	2.37
Gross expenses prior to expense reimbursement(3)%	2.28	2.41	2.92	4.40
Net investment loss after expense reimbursement/recoupment(3)(4)%	(0.97)	(1.37)	(1.29)	(1.14)
Portfolio turnover rate %	76	57	54	12

(1)   Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
				February 7,
				2002(1) to
	Year Ended May 31,			May 31,
	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$13.35	9.38	10.60	9.76
Income (loss) from investment operations:
Net investment loss	$(0.11)	(0.12)	(0.10)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.25	4.83	(1.02)	0.85
Total from investment operations	$0.14	4.71	(1.12)	0.84
Less distributions from:
Net investment income	$—	—	0.01	—
Net realized gain from investments	$0.89	0.74	0.09	—
Total distributions	$0.89	0.74	0.10	—
Net asset value, end of period	$12.60	13.35	9.38	10.60
Total Return(2)%	0.84	51.86	(10.55)	8.61

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$42,276	28,906	11,241	8,468
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.41	2.50	2.50	2.37
Gross expenses prior to expense reimbursement(3)%	2.28	2.41	2.92	4.40
Net investment loss after expense reimbursement/recoupment(3)(4)%	(0.96)	(1.35)	(1.28)	(1.14)
Portfolio turnover rate %	76	57	54	12

(1)   Commencement of operations.

(2)   Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)   Annualized for periods less than one year.

(4)   The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE FUND CHOICE	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B
	February 1,	February 1,
	2005(1) to	2005(1) to
	May 31,	May 31,
	2005	2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00
Loss from investment operations:
Net investment loss	$(0.00)*	(0.01)
Net realized and unrealized loss on investments	$(0.43)	(0.44)
Total from investment operations	$(0.43)	(0.45)
Net asset value, end of period	$9.57	9.55
Total Return(2)%	(4.30)	(4.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,976	591
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.50	2.25
Gross expenses prior to expense reimbursement(3)%	4.73	5.48
Net investment income (loss) after expense reimbursement(3)(4)%	(0.18)	(0.93)
Portfolio turnover rate %	14	14

		Class C
		February 2,
		2005(1) to
		May 31,
		2005
Per Share Operating Performance:
Net asset value, beginning of period		$10.05
Loss from investment operations:
Net investment loss		$(0.01)
Net realized and unrealized loss on investments		$(0.48)
Total from investment operations		$(0.49)
Net asset value, end of period		$9.56
Total Return(2)	%	(4.88)

Ratios and Supplemental Data:
Net assets, end of period (000’s)		$1,517
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)	%	2.25
Gross expenses prior to expense reimbursement(3)	%	5.48
Net investment loss after expense reimbursement(3)(4)	%	(0.91)
Portfolio turnover rate	%	14

(1)   Commencement of operations.

(2)   Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)   Annualized for periods less than one year.

(4)   The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*      Amount is less than $0.01 or $(0.01) per share.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005

NOTE 1 — ORGANIZATION

Organization. The ING Funds contained within this book are part of either ING Equity Trust (“IET”) or ING Investment Funds, Inc. (“IIF”) both of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IET is a Massachusetts business trust organized on June 12, 1998 with twenty-five separate series. Thirteen of which are discussed in this report: ING Convertible Fund (“Convertible”), ING Equity and Bond Fund (“Equity and Bond”), ING Real Estate Fund (“Real Estate”) ING Disciplined LargeCap Fund (“Disciplined LargeCap”), ING LargeCap Growth Fund (“LargeCap Growth”), ING MidCap Opportunities Fund (“MidCap Opportunities”), ING SmallCap Opportunities Fund (“SmallCap Opportunities”), ING Financial Services Fund (“Financial Services”), ING LargeCap Value Fund (“LargeCap Value”), ING MidCap Value Fund (“MidCap Value”), ING MidCap Value Choice Fund (“MidCap Value Choice”), ING SmallCap Value Fund (“SmallCap Value”) and ING SmallCap Value Choice Fund (“SmallCap Value Choice”), collectively (the “Funds”). IIF is a Maryland Corporation organized on July 7, 1969 with one Portfolio, ING MagnaCap Fund (“MagnaCap”).

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class O and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally results from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.                                   Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors/Trustees (‘‘Board’’), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.                                     Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C.                                     Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.  Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)                                  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)                                  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government securities.

D.                                    Foreign Currency Transactions and Futures Contracts. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.                                      Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends, if any, as follows:

Annually
Disciplined LargeCap
LargeCap Growth
MidCap Opportunities
SmallCap Opportunities
Financial Services
LargeCap Value
MidCap Value
MidCap Value Choice
SmallCap Value
SmallCap Value Choice

Semi-Annually
MagnaCap

Quarterly
Convertible
Equity and Bond
Real Estate

Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.                                      Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, where by a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

G.                                     Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.                                    Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

I.                                         Options Contracts. Each Fund may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

J.                                        Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.                                    Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a period of twelve months.

L.                                      Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board.

M.                                 Delayed Delivery Transactions. Each Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

The Equity and Bond Fund, at times, may purchase FNMA/GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund’s policy to record when-issued FNMA/GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed — generally on the trade date. It is also the Fund’s policy to segregate

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

assets to cover its commitments for when-issued securities on trade date.

N.                                    Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities on a when-issued basis, the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 — INVESTMENT TRANSACTIONS

For the periods ended May 31, 2005, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Convertible	$136,338,071	$187,659,437
Equity and Bond	40,616,087	51,440,623
Real Estate	197,394,320	205,185,766
Disciplined LargeCap	89,207,646	122,729,400
LargeCap Growth	249,086,139	269,637,651
MidCap Opportunities	202,027,849	334,959,033
SmallCap Opportunities	136,318,559	219,049,327
Financial Services	80,895,315	138,694,693
LargeCap Value	45,023,106	13,676,357
MagnaCap	179,995,395	237,233,471
MidCap Value	143,197,691	118,707,081
MidCap Value Choice	5,426,268	282,311
SmallCap Value	158,543,386	104,946,331
SmallCap Value Choice	6,212,297	477,565

U.S. Government securities not included above were as follows:

	Purchases	Sales
Equity and Bond	$101,205,163	$103,192,953

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into Investment Management Agreements with ING Investments, LLC (the “Investment Manager”). The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percent of Average Net Assets
Convertible	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
Equity and Bond	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
Real Estate	0.70%
Disciplined LargeCap	0.70%
LargeCap Growth	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
MidCap Opportunities	1.00% on first $500 million; and 0.90% thereafter
SmallCap Opportunities	1.00% on first $100 million; 0.90% on next $150 million; 0.80% on next $250 million; and 0.75% in excess of $500 million
Financial Services	1.00% on first $30 million; 0.75% on next $95 million; and 0.70% in excess of $125 million
LargeCap Value	0.90% on first $50 million; 0.85% on next $450 million; and 0.80% thereafter
MagnaCap	1.00% on first $30 million; 0.75% on next $220 million; 0.625% on next $200 million; and 0.50% in excess of $450 million
MidCap Value	1.00% on first $50 million; and 0.90% thereafter
MidCap Value Choice	1.00%
SmallCap Value	1.00% on first $50 million; and 0.90% thereafter
SmallCap Value Choice	1.00%

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as Sub-Adviser to the Convertible, Equity and Bond, Disciplined LargeCap, MidCap Opportunities, SmallCap Opportunities, Financial Services and MagnaCap Funds pursuant to Sub-Advisory Agreements between the Investment Manager and ING IM.

ING Clarion Real Estate Securities L.P. (“INGCRES”), a registered investment adviser, is the Sub-Adviser to the Real Estate Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and ING Clarion.

Brandes Investment Partners, LP (“Brandes”), a registered investment adviser, serves as Sub-Adviser to the LargeCap Value, MidCap Value and SmallCap Value Funds pursuant to a Sub-Advisory Agreement between the Investment Manager and Brandes.

Wellington Management Company, LLP is the Sub-Adviser to the LargeCap Growth Fund.

NWQ Investment Management Company, LLC (“NWQ”), a registered investment advisor, serves as a Sub-Adviser to the MidCap Value Choice Fund and

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

the SmallCap Value Choice Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and NWQ.

ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund except Financial Services and MagnaCap. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Funds’ average daily net assets.

Financial Services and MagnaCap have entered into Shareholder Service Agreements with IFS whereby IFS will act as Shareholder Service Agent for the Funds. The agreement provides that IFS will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Prior to March 1, 2002, IFS acted as Shareholder Service Agent for Convertible, Equity and Bond and LargeCap Growth.

MidCap Opportunities and SmallCap Opportunities also pay IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

The Investment Manager, ING IM, INGCRES, IFS and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and investors.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (the “Distributor”) is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A(1)	Classes B and C	Class M	Class O	Class Q
Convertible	0.35%	1.00%	N/A	N/A	0.25%
Equity and Bond	0.35%	1.00%	N/A	N/A	0.25%
Real Estate	0.25%	1.00%	N/A	0.25%	0.25%
Disciplined LargeCap	0.30%	1.00%	N/A	N/A	N/A
LargeCap Growth	0.35%	1.00%	N/A	N/A	0.25%
MidCap Opportunities	0.30%	1.00%	N/A	N/A	0.25%
SmallCap Opportunities	0.30%	1.00%	N/A	N/A	0.25%
Financial Services	0.35%	1.00%	N/A	0.25%	N/A
LargeCap Value	0.25%	1.00%	N/A	N/A	N/A
MagnaCap	0.30%	1.00%	0.75%	N/A	0.25%
MidCap Value	0.25%	1.00%	N/A	N/A	0.25%
MidCap Value Choice	0.25%	1.00%	N/A	N/A	N/A
SmallCap Value	0.25%	1.00%	N/A	N/A	0.25%
SmallCap Value Choice	0.25%	1.00%	N/A	N/A	N/A

(1)          ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of Financial Services. Effective January 1, 2005, ING Funds Distributor, LLC has also contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of Disciplined LargeCap, MidCap Opportunities and SmallCap Opportunities and 0.10% of the Distribution Fee for Class A shares of Convertible and Equity and Bond. The fee waiver is for the period beginning January 1, 2005 through December 31, 2005.

For the year ended May 31, 2005, the Distributor has retained $291,380 as sales charges from the proceeds of Class A Shares sold, $43,139 and $43,886 from the proceeds of Class A Shares and Class C Shares redeemed, respectively, and $161 from the proceeds of Class M Shares sold.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Investment Manager may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

At May 31, 2005, the Funds had the following amounts recorded in payable to affiliates on the

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Services and
	Management	Administrative	Distribution
	Fees	Fees	Fees	Recoupment	Total
Convertible	$103,514	$13,802	$102,806	$—	$220,122
Equity and Bond	37,479	4,997	29,719	12,135	84,330
Real Estate	131,312	18,774	19,392	2,826	172,304
Disciplined LargeCap	27,225	3,889	35,594	—	66,708
LargeCap Growth	193,970	25,863	164,759	18,999	403,591
MidCap Opportunities	307,317	30,731	227,443	—	565,491
SmallCap Opportunities	155,243	16,305	93,140	2,883	267,571
Financial Services	184,374	22,574	106,834	—	313,782
LargeCap Value	33,106	3,679	20,952	6,124	63,861
MagnaCap	214,965	7,881	106,393	—	329,239
MidCap Value	116,902	12,517	79,962	—	209,381
MidCap Value Choice	4,400	440	2,545	—	7,385
SmallCap Value	112,179	12,025	70,607	—	194,811
SmallCap Value Choice	4,122	412	2,224	—	6,758

At May 31, 2005, the following indirect, wholly-owned subsidiaries of ING Groep owned the following Funds:

ING National Trust — Real Estate (9.17%); LargeCap Growth (12.00%); and SmallCap Opportunities (5.51%).

ING Life Insurance and Annuity Company — Real Estate (18.67%); MidCap Value Choice (14.82%); and SmallCap Value Choice (15.72%).

On May 4, 2005, a shareholder who owned 5.8% of the Real Estate Fund as of May 31, 2005 redeemed his shares. The amount of the redemption was approximately $13 million. The majority of the redemption proceeds were paid by the Fund in-kind to reduce the impact to the Fund.

During the year ended May 31, 2005, the Sub-Adviser reimbursed MidCap Opportunities $304,691 in connection with an investment transaction loss.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2005, the funds had following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Payable for
Professional Fees
Disciplined LargeCap	$16,714

Payable for Transfer
Agent Fees
Disciplined LargeCap	$19,380
Financial Services	99,109
MidCap Value	43,490
SmallCap Opportunities	77,583

Payable for
Offering Fees
LargeCap Value	$45,623
MidCap Value Choice	27,295
SmallCap Value Choice	29,958

Payable for Shareholder
Reporting Fees
Disciplined LargeCap	$53,531
Financial Services	181,018
Real Estate	53,745
SmallCap Opportunities	69,213

NOTE 8 — EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class Q
Convertible(1)	1.60%	2.25%	2.25%	N/A	N/A	1.50%
Equity and Bond(1)	1.60%	2.25%	2.25%	N/A	N/A	1.50%
Real Estate	1.45%	2.20%	2.20%	1.00%	1.45%	1.45%
LargeCap Growth	1.45%	2.10%	2.10%	1.10%	N/A	1.35%
MidCap Opportunities(1)	1.75%	2.45%	2.45%	1.45%	N/A	1.60%
LargeCap Value	1.45%	2.20%	2.20%	1.20%	N/A	N/A
MidCap Value	1.75%	2.50%	2.50%	1.50%	N/A	1.75%
MidCap Value Choice	1.50%	2.25%	2.25%	1.25%	N/A	N/A
SmallCap Value	1.75%	2.50%	2.50%	1.50%	N/A	1.75%
SmallCap Value Choice	1.50%	2.25%	2.25%	1.25%	N/A	N/A

(1)          Effective January 1, 2005, pursuant to a side agreement, ING Investments has lowered the expense limits for Convertible, Equity and Bond, Disciplined LargeCap, MidCap Opportunities and SmallCap Opportunities through at least December 31, 2005. The expense limits for the Funds are as follows:

	Class A	Class B	Class C	Class I	Class Q
Convertible	1.33%	2.08%	2.08%	N/A	1.33%
Equity and Bond	1.36%	2.11%	2.11%	N/A	1.36%
Disciplined LargeCap	1.36%	2.11%	2.11%	1.11%	N/A
MidCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%

If, after December 31, 2005, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. For Disciplined LargeCap and SmallCap Opportunities, the Funds will no longer have an expense limitation. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 8 — EXPENSE LIMITATIONS (continued)

The Investment Manager may at a later date recoup from a Fund management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of May 31, 2005, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	May 31,
	2006	2007	2008	Total
Equity and Bond	$65,870	$—	$—	$65,870
LargeCap Growth	132,212	408,020	—	540,232
MidCap Opportunities	417,194	240,276	—	657,470
SmallCap Opportunities	—	—	203,126	203,126
LargeCap Value	—	48,986	149,528	198,514
MidCap Value Choice	—	—	38,064	38,064
SmallCap Value Choice	—	—	34,550	34,550

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The following Funds utilized the line of credit during the year ended May 31, 2005:

			Approximate
		Approximate	Weighted
		Average Daily	Average
		Balance	Interest Rate
	Days	for Days	for Days
	Utilized	Utilized	Utilized
Covertible	64	$1,286,172	2.93%
Real Estate	2	5,890,000	2.91%
MidCap Opportunities	19	1,112,895	2.60%
SmallCap Opportunities	17	975,882	2.20%
MagnaCap	12	1,093,750	3.09%
MidCap Value	2	3,215,000	1.75%
SmallCap Value	7	891,429	2.73%

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004	2005	2004
Convertible (Number of Shares)
Shares sold	746,464	1,298,675	242,746	739,659	187,780	557,509
Dividends reinvested	62,283	60,283	35,628	42,820	32,760	35,305
Shares redeemed	(1,288,902)	(1,003,751)	(1,421,080)	(1,078,475)	(926,660)	(744,929)
Net increase (decrease) in shares outstanding	(480,155)	355,207	(1,142,706)	(295,996)	(706,120)	(152,115)

Convertible ($)
Shares sold	$13,563,145	$22,561,007	$4,839,782	$14,414,494	$3,495,036	$10,042,116
Dividends reinvested	1,132,422	1,052,348	713,078	813,670	610,790	627,776
Shares redeemed	(23,291,225)	(17,665,114)	(28,289,877)	(20,919,881)	(17,172,719)	(13,528,070)
Net increase (decrease)	$(8,595,658)	$5,948,241	$(22,737,017)	$(5,691,717)	$(13,066,893)	$(2,858,178)

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class Q Shares
	Year	Year
	Ended	Ended
	May 31,	May 31,
	2005	2004
Convertible (Number of Shares)
Shares sold	13,451	27,805
Dividends reinvested	4,064	5,192
Shares redeemed	(64,616)	(108,400)
Net decrease in shares outstanding	(47,101)	(75,403)

Convertible ($)
Shares sold	$242,612	$481,790
Dividends reinvested	71,630	87,716
Shares redeemed	(1,128,439)	(1,846,310)
Net decrease	$(814,197)	$(1,276,804)

	Class A Shares		Class B Shares		Class C Shares
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004	2005	2004
Equity and Bond (Number of Shares)
Shares sold	206,394	887,579	212,326	437,744	77,584	141,155
Dividends reinvested	31,955	53,776	5,555	15,763	6,104	13,925
Shares redeemed	(690,486)	(1,045,795)	(574,690)	(782,074)	(246,742)	(285,420)
Net decrease in shares outstanding	(452,137)	(104,440)	(356,809)	(328,567)	(163,054)	(130,340)

Equity and Bond ($)
Shares sold	$2,612,580	$10,932,304	$2,905,920	$5,924,840	$945,085	$1,627,156
Dividends reinvested	406,731	644,730	76,561	201,540	74,314	158,421
Shares redeemed	(8,744,367)	(13,177,888)	(7,846,198)	(10,424,076)	(2,975,674)	(3,316,399)
Net decrease	$(5,725,056)	$(1,600,854)	$(4,863,717)	$(4,297,696)	$(1,956,275)	$(1,530,822)

	Class Q Shares
	Year	Year
	Ended	Ended
	May 31,	May 31,
	2005	2004
Equity and Bond (Number of Shares)
Shares sold	3,475	22,261
Dividends reinvested	296	556
Shares redeemed	(20,797)	(15,787)
Net increase (decrease) in shares outstanding	(17,026)	7,030

Equity and Bond ($)
Shares sold	$43,824	$266,462
Dividends reinvested	3,746	6,646
Shares redeemed	(263,639)	(192,188)
Net increase (decrease)	$(216,069)	$80,920

	Class A Shares		Class B Shares		Class C Shares
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004	2005	2004
Real Estate (Number of Shares)
Shares sold	2,672,995	1,380,337	120,324	166,580	79,409	292,977
Dividends reinvested	240,016	43,360	16,271	3,900	17,279	12,292
Shares redeemed	(312,442)	(213,905)	(57,761)	(28,211)	(125,197)	(112,603)
Net increase (decrease) in shares outstanding	2,600,569	1,209,792	78,834	142,269	(28,509)	192,666

Real Estate ($)
Shares sold	$37,474,130	$16,994,026	$1,684,252	$2,087,459	$1,123,254	$3,611,743
Dividends reinvested	3,364,258	538,693	228,441	48,871	248,472	154,981
Shares redeemed	(4,373,486)	(2,582,779)	(814,232)	(344,880)	(1,817,293)	(1,396,621)
Net increase (decrease)	$36,464,902	$14,949,940	$1,098,461	$1,791,450	$(445,567)	$2,370,103

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I Shares		Class O
	Year	Year	September 15,
	Ended	Ended	2004(1) to
	May 31,	May 31,	May 31,
	2005	2004	2005
Real Estate (Number of Shares)
Shares sold	1,805,989	4,052,833	1,203,117
Dividends reinvested	813,054	735,129	23,737
Shares redeemed	(4,501,141)	(3,565,560)	(395,985)
Shares redeemed in-kind	(855,950)	—	—
Net increase (decrease) in shares outstanding	(2,738,048)	1,222,402	830,869

Real Estate ($)
Shares sold	$26,036,921	$51,206,192	$17,120,666
Dividends reinvested	11,863,991	9,236,584	334,216
Shares redeemed	(65,604,769)	(45,266,438)	(5,586,094)
Shares redeemed in-kind	(12,899,167)	—	—
Net increase (decrease)	$(40,603,024)	$15,176,338	$11,868,788

	Class A Shares		Class B Shares		Class C Shares
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004	2005	2004
Disciplined LargeCap (Number of Shares)
Shares sold	132,532	113,903	350,257	389,459	39,185	84,889
Shares redeemed	(205,782)	(453,135)	(1,123,860)	(1,178,718)	(517,740)	(1,202,854)
Net decrease in shares outstanding	(73,250)	(339,232)	(773,603)	(789,259)	(478,555)	(1,117,965)

Disciplined LargeCap ($)
Shares sold	$1,257,808	$970,844	$3,245,746	$3,217,947	$409,223	$690,881
Shares redeemed	(1,896,654)	(3,704,827)	(9,952,538)	(9,667,160)	(4,590,599)	(9,984,201)
Net decrease	$(638,846)	$(2,733,983)	$(6,706,792)	$(6,449,213)	$(4,181,376)	$(9,293,320)

	Class I Shares
	Year	Year
	Ended	Ended
	May 31,	May 31,
	2005	2004
Disciplined LargeCap (Number of Shares)
Shares redeemed	(2,532,245)	—
Net decrease in shares outstanding	(2,532,245)	—

Disciplined LargeCap ($)
Shares redeemed	$(23,146,344)	$—
Net decrease	$(23,146,344)	$—

	Class A Shares		Class B Shares		Class C Shares
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004	2005	2004
LargeCap Growth (Number of Shares)
Shares sold	3,644,997	4,717,809	1,124,070	3,033,622	958,053	1,665,504
Dividends reinvested	146,396	—	111,849	—	49,054	—
Shares redeemed	(3,636,558)	(1,508,196)	(1,920,175)	(1,409,436)	(1,057,805)	(842,766)
Net increase (decrease) in shares outstanding	154,835	3,209,613	(684,256)	1,624,186	(50,698)	822,738

LargeCap Growth ($)
Shares sold	$63,972,065	$77,600,379	$19,164,793	$48,308,654	$16,165,467	$25,792,950
Dividends reinvested	2,601,451	—	1,933,935	—	845,684	—
Shares redeemed	(63,093,074)	(24,659,524)	(32,423,831)	(22,603,682)	(17,832,172)	(13,587,922)
Net increase (decrease)	$3,480,442	$52,940,855	$(11,325,103)	$25,704,972	$(821,021)	$12,205,028

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I Shares		Class Q Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
LargeCap Growth (Number of Shares)
Shares sold	431,875	650,093	47,315	252,367
Dividends reinvested	66,417	—	7,030	—
Shares redeemed	(348,951)	(202,685)	(268,176)	(348,885)
Net increase (decrease) in shares outstanding	149,341	447,408	(213,831)	(96,518)

LargeCap Growth ($)
Shares sold	$7,799,272	$11,253,002	$854,019	$4,054,610
Dividends reinvested	1,216,755	—	128,161	—
Shares redeemed	(6,288,069)	(3,512,313)	(4,787,745)	(5,867,902)
Net increase (decrease)	$2,727,958	$7,740,689	$(3,805,565)	$(1,813,292)

	Class A Shares		Class B Shares		Class C Shares
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004	2005	2004
MidCap Opportunities (Number of Shares)
Shares sold	1,653,655	1,036,073	330,659	733,927	142,087	329,723
Shares issued in merger	—	7,257,045	—	13,295,946	—	5,847,535
Shares redeemed	(3,589,399)	(1,584,581)	(5,628,788)	(1,932,970)	(3,341,815)	(1,727,198)
Net increase (decrease) in shares outstanding	(1,935,744)	6,708,537	(5,298,129)	12,096,903	(3,199,728)	4,450,060

MidCap Opportunities ($)
Shares sold	$20,443,482	$11,933,398	$3,927,636	$8,169,093	$1,663,378	$3,570,794
Shares issued in merger	—	90,057,643	—	158,660,384		69,438,190
Shares redeemed	(44,171,966)	(18,290,662)	(66,452,972)	(21,648,477)	(39,158,419)	(19,175,206)
Net increase (decrease)	$(23,728,484)	$83,700,379	$(62,525,336)	$145,181,000	$(37,495,041)	$53,833,778

	Class I Shares		Class Q Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
MidCap Opportunities (Number of Shares)
Shares sold	100,583	137,735	4,452	295,722
Shares issued in merger	—	4,319,450	—	17,144
Shares redeemed	(87,970)	(5,294,804)	(45,376)	(390,135)
Net increase (decrease) in shares outstanding	12,613	(837,619)	(40,924)	(77,269)

MidCap Opportunities ($)
Shares sold	$1,283,850	$1,697,334	$54,226	$3,125,007
Shares issued in merger	—	54,791,843	—	214,426
Shares redeemed	(1,137,696)	(64,078,651)	(550,288)	(4,152,761)
Net increase (decrease)	$146,154	$(7,589,474)	$(496,062)	$(813,328)

	Class A Shares		Class B Shares		Class C Shares
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004	2005	2004
SmallCap Opportunities (Number of Shares)
Shares sold	1,150,994	1,922,887	73,681	324,368	38,128	110,776
Shares redeemed	(2,002,230)	(3,854,778)	(1,847,128)	(1,650,166)	(836,216)	(1,121,973)
Net decrease in shares outstanding	(851,236)	(1,931,891)	(1,773,447)	(1,325,798)	(798,088)	(1,011,197)

SmallCap Opportunities ($)
Shares sold	$26,511,083	$41,773,565	$1,560,259	$6,706,707	$797,289	$2,424,180
Reinvestments	—
Shares redeemed	(46,131,710)	(80,177,493)	(39,147,390)	(33,798,668)	(17,817,574)	(22,678,422)
Net decrease	$(19,620,627)	$(38,403,928)	$(37,587,131)	$(27,091,961)	$(17,020,285)	$(20,254,242)

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I Shares		Class Q Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
SmallCap Opportunities (Number of Shares)
Shares sold	163,102	186,283	—	1,160
Shares redeemed	(129,421)	(145,691)	(10,556)	(30,438)
Net increase (decrease) in shares outstanding	33,681	40,592	(10,556)	(29,278)

SmallCap Opportunities ($)
Shares sold	$3,862,236	$4,182,902	$—	$28,326
Reinvestments
Shares redeemed	(3,055,561)	(3,235,935)	(240,386)	(651,974)
Net increase (decrease)	$806,675	$946,967	$(240,386)	$(623,648)

					Class C
	Class A Shares		Class B Shares		Shares	Class O
	Year	Year	Year	Year	August 25,	September 15,
	Ended	Ended	Ended	Ended	2004(1) to	2004(1) to
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004	2005	2005
Financial Services (Number of Shares)
Shares sold	514,108	455,137	228,680	368,220	597	216,201
Dividends reinvested	416,934	277,726	281,714	192,903	8	2,154
Shares redeemed	(1,480,948)	(1,417,033)	(1,467,544)	(1,350,445)	—	(53,241)
Net increase (decrease) in shares outstanding	(549,906)	(684,170)	(957,150)	(789,322)	605	165,114

Financial Services ($)
Shares sold	$11,387,499	$9,841,082	$5,006,599	$7,767,033	$13,100	$4,817,642
Dividends reinvested	9,134,542	5,632,245	6,101,924	3,886,990	182	47,107
Shares redeemed	(32,816,840)	(30,228,337)	(32,066,404)	(28,619,770)	—	(1,177,369)
Net increase (decrease)	$(12,294,799)	$(14,755,010)	$(20,957,881)	$(16,965,747)	$13,282	$3,687,380

	Class A Shares		Class B Shares		Class C Shares
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004	2005	2004
LargeCap Value (Number of Shares)
Shares sold	1,928,832	518,761	680,221	283,191	824,172	400,925
Dividends reinvested	16,396	—	5,318	—	6,765	—
Shares redeemed	(277,874)	(28,776)	(125,461)	(12,978)	(108,362)	(6,833)
Net increase in shares outstanding	1,667,354	489,985	560,078	270,213	722,575	394,092

LargeCap Value ($)
Shares sold	$19,233,492	$5,037,124	$6,741,511	$2,755,909	$8,149,480	$3,887,843
Dividends reinvested	169,247	—	54,681	—	69,674	—
Shares redeemed	(2,791,261)	(274,359)	(1,256,388)	(124,117)	(1,073,378)	(65,883)
Net increase	$16,611,478	$4,762,765	$5,539,804	$2,631,792	$7,145,776	$3,821,960

	Class I Shares
	August 2,
	2004(1) to
	May 31,
	2005
LargeCap Value (Number of Shares)
Shares sold	269,470
Dividends reinvested	472
Net increase in shares outstanding	269,942

LargeCap Value ($)
Shares sold	$2,620,312
Dividends reinvested	5,023
Net increase	$2,625,335

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004	2005	2004
MagnaCap (Number of Shares)
Shares sold	1,657,369	2,598,002	226,531	715,715	64,507	263,235
Shares issued in merger	—	14,679,883	—	443,560	—	235,540
Dividends reinvested	320,325	203,397	7,431	—	1,938	—
Shares redeemed	(5,070,229)	(5,008,192)	(2,030,048)	(1,805,792)	(606,386)	(315,710)
Net increase (decrease) in shares outstanding	(3,092,535)	12,473,090	(1,796,086)	(646,517)	(539,941)	183,065

MagnaCap ($)
Shares sold	$17,606,524	$25,810,263	$2,337,914	$7,106,156	$670,241	$2,618,410
Shares issued in merger	—	141,208,171	—	4,106,720	—	2,182,353
Dividends reinvested	3,397,764	1,893,245	74,454	—	19,427	—
Shares redeemed	(54,235,720)	(49,598,073)	(20,941,729)	(17,200,575)	(6,330,142)	(2,831,500)
Net increase (decrease)	$(33,231,432)	$119,313,606	$(18,529,361)	$(5,987,699)	$(5,640,474)	$1,969,263

	Class I Shares		Class M Shares		Class Q
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004	2005	2004
MagnaCap (Number of Shares)
Shares sold	287,655	—	2,866	30,375	—	—
Shares issued in merger	—	2	—	—	—	807
Dividends reinvested	2,207	12	1,681	506	—	4,830
Shares redeemed	(62,608)	(2)	(146,040)	(369,836)	(814)	(847,215)
Net increase (decrease) in shares outstanding	227,254	12	(141,493)	(338,955)	(814)	(841,578)

MagnaCap ($)
Shares sold	$3,019,036	$—	$30,143	$275,418	$—	$—
Shares issued in merger	—	18	—	—	—	7,766
Dividends reinvested	23,921	111	17,445	4,431	—	42,987
Shares redeemed	(678,262)	(21)	(1,544,972)	(3,437,895)	(8,444)	(7,712,659)
Net increase (decrease)	$2,364,695	$108	$(1,497,384)	$(3,158,046)	$(8,444)	$(7,661,906)

	Class A Shares		Class B Shares		Class C Shares
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004	2005	2004
MidCap Value (Number of Shares)
Shares sold	5,114,273	4,389,175	1,232,983	1,916,154	2,022,716	1,895,746
Dividends reinvested	384,981	—	214,520	—	213,558	—
Shares redeemed	(4,131,796)	(1,100,635)	(982,927)	(323,780)	(1,116,536)	(534,781)
Net increase (decrease) in shares outstanding	1,367,458	3,288,540	464,576	1,592,374	1,119,738	1,360,965

MidCap Value ($)
Shares sold	$58,408,030	$47,731,690	$13,972,822	$20,528,670	$22,877,087	$20,537,186
Dividends reinvested	4,301,663	—	2,360,063	—	2,349,128	—
Shares redeemed	(45,656,579)	(12,000,827)	(10,661,218)	(3,379,087)	(12,117,251)	(5,326,519)
Net increase (decrease)	$17,053,114	$35,730,863	$5,671,667	$17,149,583	$13,108,964	$15,210,667

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I Shares		Class Q Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
MidCap Value (Number of Shares)
Shares sold	5,146	167,376	—	—
Dividends reinvested	13,621	—	135	—
Shares redeemed	(21,922)	(5,110)	—	—
Net increase (decrease) in shares outstanding	(3,155)	162,266	135	—

MidCap Value ($)
Shares sold	$57,418	$1,880,019	$—	$—
Dividends reinvested	153,787	—	1,507	—
Shares redeemed	(248,525)	(58,828)	—	—
Net increase (decrease)	$(37,320)	$1,821,191	$1,507	$—

	Class A	Class B	Class C
	Shares	Shares	Shares
	February 1,	February 1,	February 7,
	2005(1) to	2005(1) to	2005(1) to
	May 31,	May 31,	May 31,
	2005	2005	2005
MidCap Value Choice (Number of Shares)
Shares sold	366,818	119,954	202,489
Shares redeemed	(5,897)	(8,699)	(44)
Net increase in shares outstanding	360,921	111,255	202,445

MidCap Value Choice ($)
Shares sold	$3,683,883	$1,205,214	$2,013,681
Shares redeemed	(58,380)	(85,553)	(437)
Net increase	$3,625,503	$1,119,661	$2,013,244

	Class A Shares		Class B Shares		Class C Shares
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004	2005	2004
SmallCap Value (Number of Shares)
Shares sold	5,230,307	2,394,934	765,833	752,515	1,882,329	1,373,071
Dividends reinvested	324,889	83,905	98,206	55,029	137,839	50,521
Shares redeemed	(2,737,178)	(409,889)	(401,226)	(201,315)	(830,191)	(455,949)
Net increase in shares outstanding	2,818,018	2,068,950	462,813	606,229	1,189,977	967,643

SmallCap Value ($)
Shares sold	$69,819,490	$30,977,651	$10,174,122	$9,220,990	$24,899,975	$17,186,034
Dividends reinvested	4,280,838	940,575	1,271,765	611,375	1,783,641	560,781
Shares redeemed	(35,961,144)	(5,024,204)	(5,088,317)	(2,376,307)	(10,607,956)	(5,504,573)
Net increase	$38,139,184	$26,894,022	$6,357,570	$7,456,058	$16,075,660	$12,242,242

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I Shares		Class Q Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
SmallCap Value (Number of Shares)
Shares sold	206	13,396	370	4,134
Dividends reinvested	2,052	1,983	303	—
Shares redeemed	(2,509)	(3,604)	—	—
Net increase (decrease) in shares outstanding	(251)	11,775	673	4,134

SmallCap Value ($)
Shares sold	$2,810	$158,274	$5,000	$57,676
Dividends reinvested	27,225	22,291	4,047	—
Shares redeemed	(32,358)	(46,393)	—	—
Net increase (decrease)	$(2,323)	$134,172	$9,047	$57,676

	Class A	Class B	Class C
	Shares	Shares	Shares
	February 1,	February 1,	February 2,
	2005(1) to	2005(1) to	2005(1) to
	May 31,	May 31,	May 31,
	2005	2005	2005
SmallCap Value Choice (Number of Shares)
Shares sold	452,026	61,887	161,297
Shares redeemed	(36,482)	—	(2,662)
Net increase in shares outstanding	415,544	61,887	158,635

SmallCap Value Choice ($)
Shares sold	$4,431,614	$599,786	$1,567,540
Shares redeemed	(340,176)	—	(26,683)
Net increase	$4,091,438	$599,786	$1,540,857

(1) Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The collateral received is reflected in the Portfolio of Investments as collateral for securities loaned. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2005, the Funds had securities on loan with the following market values:

	Value of
	Securities	Value of
	Loaned	Collateral
Convertible	$43,549,172	$44,945,863
Disciplined LargeCap	6,091,518	6,312,211
LargeCap Growth	62,320,275	62,975,035
MidCap Opportunities	93,971,206	96,371,023
SmallCap Opportunities	50,406,024	51,740,320
MagnaCap	39,351,474	40,540,622
MidCap Value	34,650,358	36,890,766
SmallCap Value	36,768,285	38,858,767

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations,

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of May 31, 2005:

		Undistributed	Accumulated
		Net Investment	Net Realized
	Paid-in	Income On	Gains
	Capital	Investments	(Losses)
Convertible	$—	$34,687	$(34,687)
Equity and Bond	—	25,767	(25,767)
Real Estate(1)	2,033,938	548,443	(2,582,381)
Disciplined LargeCap	1,433,858	(1,834)	(1,432,024)
LargeCap Growth	2,863,178	7,041,627	(9,904,805)
MidCap Opportunities	(6,681,704)	6,681,704	—
SmallCap Opportunities	(3,727,090)	3,727,090	—
LargeCap Value	(67,398)	67,398	—
MagnaCap	42,615,067	—	(42,615,067)
MidCap Value	—	1,144,195	(1,144,195)
MidCap Value Choice	(34,192)	34,192	—
SmallCap Value	—	791,394	(791,394)
SmallCap Value Choice	(31,927)	31,927	—

(1) As of the Fund’s tax year ended December 31, 2004.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2005			Year Ended May 31, 2004
	Ordinary	Long-Term	Return	Ordinary	Long-Term
	Income	Capital Gains	of Capital	Income	Capital Gains
Convertible	$3,918,082	$—	$—	$4,038,953	$—
Equity and Bond	734,640	—	—	1,362,049	—
Real Estate(1)	14,384,321	8,486,213	—	8,704,727	6,564,687
LargeCap Growth	5,873,150	—	2,601,959	—	—
Financial Services	2,448,606	18,500,182	—	697,897	12,536,310
LargeCap Value	431,375	—	—	—	—
MagnaCap	4,063,152	—	—	2,245,213	—
MidCap Value	6,754,843	5,232,768	—	—	—
SmallCap Value	4,253,596	5,445,567	—	536,307	2,285,376

(1)  Composition of dividends and distributions presented herein differ from final amounts based of the Fund’s tax year-end of December 31, 2004.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2005 were:

				Post
		Undistributed	Unrealized	October	Capital
	Undistributed	Long Term	Appreciation/	Losses	Loss	Expiration
	Ordinary Income	Capital Gains	Depreciation	Deferred	Carryforwards	Dates
Convertible	$974,914	$—	$(190,267)	$—	$(55,590,717)	2010
					(15,497,042)	2011
					$(71,087,759)
Equity and Bond	116,918	—	2,889,064	—	$(506,406)	2010
					(4,569,236)	2011
					(8,878,255)	2012
					$(13,953,897)
Real Estate(1)	—	3,357,328	57,782,259	—	$—
Disciplined LargeCap	19,967	—	2,587,115	—	$(3,887,401)	2009
					(10,480,954)	2010
					(24,371,998)	2011
					(6,531,057)	2012
					$(45,271,410)
LargeCap Growth	—	—	47,552,637	(1,229,657)	$(129,467,771)	2009
					(140,176,886)	2010
					(117,098,211)	2011
					(1,005,295)	2013
					$(387,748,163)*
MidCap Opportunities	—	—	76,285,951	—	$(108,920,284)	2008
					(85,637,489)	2009
					(21,217,297)	2010
					(9,824,346)	2011
					$(225,599,416)*
SmallCap Opportunities	—	—	51,684,673	—	$(45,566,046)	2009
					(106,886,756)	2010
					(167,319,499)	2011
					$(319,772,301)*
Financial Services	4,856,830	10,228,872	49,270,376	—	$—
LargeCap Value	1,828,601	102,032	(314,007)	—	$—
MagnaCap	1,047,605	—	42,511,008	—	$(2,643,213)	2009
					(29,034,094)	2010
					(54,622,208)	2012
					$(86,299,515)
MidCap Value	7,540,219	5,335,877	(14,472,352)	—	$—
MidCap Value Choice	53,268	—	(61,235)	—	$—
SmallCap Value	13,801,588	6,729,717	(17,010,956)	—	$—
SmallCap Value Choice	28,711	—	(144,900)	—	$—

* Utilization of these capital losses is subject to annual limitations under Section 382 of The Internal Revenue Code.

(1) As of the Fund’s tax year ended December 31, 2004.

NOTE 13 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of the Fund’s net assets, at market value, at time of purchase. Fair value for these securities was determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

			Initial			Percent
			Acquisition			of Net
Fund	Security	Shares	Date	Cost	Value	Assets
Convertible	WinStar Communications, Inc.	51,932	11/6/98	$2,364,096	$5	0.00%

Equity and Bond	Dayton Superior Corp.	400	8/31/01	$7,446	$4	0.00%
	Iridium World Comm	500	8/31/01	50,507	—	0.00%
	North Atlantic Trading Co.	1,209	8/31/01	12	1	0.00%
	WinStar Communications, Inc.	500,000	1/10/01	386,500	50	0.00%
				$444,465	$55	0.00%

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 14 — REORGANIZATION

On November 8, 2003, MagnaCap as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of the ING Large Company Value Fund, also listed below (“Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 — Capital Shares. Net assets and unrealized appreciation as of the reorganization dates were as follows:

Acquired Fund
unrealized
Acquiring	Acquired	Total net assets of	Total net assets of	appreciation	Conversion
Fund	Funds	Acquired Fund (000’s)	Acquiring Fund (000’s)	(000’s)	Ratio
MagnaCap	ING Large
	Company Value Fund	$147,505	$230,749	$9,420	1.40

The net assets of MagnaCap after the acquisition were approximately $378,254,371.

On April 17, 2004, MidCap Opportunities as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of the ING Growth + Value Fund and the ING Growth Opportunities Fund, also listed below (“Acquired Funds”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 — Capital Shares. Net assets and unrealized appreciation as of the reorganization dates were as follows:

				Acquired Fund
				unrealized
Acquiring	Acquired	Total net assets of	Total net assets of	appreciation	Conversion
Fund	Funds	Acquired Fund (000’s)	Acquiring Fund (000’s)	(000’s)	Ratio
MidCap Opportunities	ING Growth + Value Fund	$196,927	$173,487	$36,128	0.79
MidCap Opportunities	ING Growth
	Opportunities Fund	176,236	173,487	35,037	1.10

The net assets of MidCap Opportunities after the acquisition were approximately $546,649,969.

NOTE 15 — SUBSEQUENT EVENT

On July 21, 2005, the Board approved a proposal to reorganize the Equity and Bond Fund into the ING Balanced Fund and SmallCap Opportunities Fund into ING Small Company Fund. The proposed reorganizations are subject to approval by shareholders of Equity and Bond and SmallCap Opportunities Funds. If shareholder approval is obtained, it is expected that the reorganizations would take place during the fourth calendar quarter of 2005.

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Board”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

terminated. Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•        ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC (“IFD”) has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

•        Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•        ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•        In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2004. These Forms 8-K can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•        ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•        ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•        The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•        ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•        ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

PORTFOLIO OF INVESTMENTS
ING CONVERTIBLE FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 8.1%
		Biotechnology: 0.1%
69,825	@,L	XOMA Ltd.	$97,755
			97,755

		Food: 0.7%
30,000	@,L	Dean Foods Co.	1,169,100
			1,169,100

		Healthcare-Services: 1.0%
12,500	@	WellPoint, Inc.	1,662,500
			1,662,500

		Investment Companies: 2.9%
40,00	L	SPDR Trust Series 1	4,779,200
			4,779,200

		Miscellaneous
		Manufacturing: 0.8%
36,000		General Electric Co.	1,313,280
			1,313,280

		Retail: 0.5%
18,000		Wal-Mart Stores, Inc.	850,140
			850,140

		Software: 0.7%
61,500	@,L	Open Solutions, Inc.	1,091,625
			1,091,625

		Telecommunications: 1.4%
60,000		QUALCOMM, Inc.	2,235,600
			2,235,600

		Total Common Stock
		(Cost $9,256,098)	13,199,200

PREFERRED STOCK: 24.5%

		Advertising: 0.5%
20,000	@	Interpublic Group of Cos., Inc.	889,000
			889,000

		Auto Manufacturers: 1.2%
85,000	@	General Motors Corp.	2,001,750
			2,001,750

		Chemicals: 0.8%
29,700	@	Huntsman Corp.	1,299,375
			1,299,375

		Electric: 2.1%
28,500	@,C	Calpine Capital Trust III	1,360,875
1,920	#,C	NRG Energy, Inc.	1,982,640
			3,343,515

		Environmental Control: 1.7%
11,400	@	Allied Waste Industries, Inc.	2,737,425
			2,737,425

		Food: 1.3%
97,500		Albertson’s, Inc.	2,178,150
			2,178,150

		Gas: 1.1%
9,500	@,#,C	SEMCO Energy, Inc.	1,764,625
			1,764,625

		Insurance: 6.2%
950	@@,#	Fortis Insurance	$1,017,925
35,000		Hartford Financial Services
		Group, Inc.	2,401,350
67,200		Reinsurance Group of America	3,939,599
118,000	@,C	Travelers Property Casualty Corp.	2,607,800
			9,966,674

		Media: 1.3%
25,000	@,C	Comcast Corp.	1,126,563
25,200	@,C	Emmis Communications Corp.	1,008,000
			2,134,563

		Mining: 1.1%
1,900	L	Freeport-McMoRan Copper &
		Gold, Inc.	1,701,688
			1,701,688

		Oil and Gas: 2.4%
38,000	#	Chesapeake Energy Corp.	3,914,000
			3,914,000

		Packaging and Containers: 0.1%
4,900	@,C	Owens-Illinois, Inc.	201,390
			201,390

		Real Estate Investment Trusts: 1.2%
83,000		FelCor Lodging Trust, Inc.	2,004,450
			2,004,450

		Savings and Loans: 1.1%
39,200		Sovereign Capital Trust	1,744,400
			1,744,400

		Sovereign: 1.2%
20	C	Fannie Mae	1,933,520
			1,933,520

		Telecommunications: 1.2%
2,000	@,C	Lucent Technologies Capital
		Trust I	1,888,000
51,932	@,C,I,X,**	Winstar Communications, Inc.	5
			1,888,005

		Total Preferred Stock
		(Cost $42,453,396)	39,702,530

Principal
Amount			Value

CONVERTIBLE CORPORATE BONDS: 61.5%

		Advertising: 1.2%
$2,000,000	L	Lamar Advertising Co., 2.875%,
		due 12/31/10	2,005,000
			2,005,000

		Aerospace/Defense: 1.8%
3,460,000	C	Spacehab, Inc., 8.000%,
		due 10/15/07	2,910,725
			2,910,725

		Airlines: 0.3%
1,000,000	C,L	Northwest Airlines Corp.,
		7.625%, due 11/15/23	498,750
			498,750

		Auto Parts and Equipment: 1.1%
4,000,000	C,L	Lear Corp., 4.860%,
		due 02/20/22	1,810,000
			1,810,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING CONVERTIBLE FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal
Amount			Value
		Biotechnology: 1.5%
$2,375,000	C,L	Millennium Pharmaceuticals,
		Inc., 5.500%, due 01/15/07	$2,357,188
			2,357,188

		Chemicals: 0.5%
960,000		Hercules, Inc., 6.500%,
		due 06/30/29	753,600
			753,600

		Commercial Services: 1.3%
2,000,000	#,C,L	Euronet Worldwide, Inc.,
		1.625%, due 12/15/24	2,060,000
			2,060,000

		Computers: 0.9%
1,500,000	C	Electronics for Imaging,
		1.500%, due 06/01/23	1,410,000
			1,410,000

		Diversified Financial
		Services: 3.3%
980,000	@@,#,L	AngloGold Holdings PLC,
		2.375%, due 02/27/09	915,075
4,875,000	C	Lehman Brothers Holdings, Inc.,
		1.000%, due 09/16/10	4,417,969
			5,333,044

		Electric: 1.4%
2,000,000	C,L	Centerpoint Energy, Inc.,
		3.750%, due 05/15/23	2,282,500
			2,282,500

		Electrical Components and
		Equipment: 1.6%
2,725,000	C,L	Advanced Energy Industries,
		Inc., 5.250%, due 11/15/06	2,677,313
			2,677,313

		Electronics: 3.5%
1,500,000	@@,L	Flextronics Intl. Ltd., 1.000%,
		due 08/01/10	1,530,000
3,000,000	C,L	Flir Systems, Inc., 3.000%,
		due 06/01/23	4,140,000
			5,670,000

		Entertainment: 1.0%
2,500,000	C	International Game Technology,
		1.560%, due 01/29/33	1,631,250
			1,631,250

		Healthcare-Products: 1.8%
2,900,000	C	Advanced Medical Optics, Inc.,
		2.500%, due 07/15/24	2,900,000
			2,900,000

		Insurance: 1.3%
2,000,000	C	PMA Capital Corp., 6.500%,
		due 09/30/22	2,122,500
			2,122,500

		Internet: 1.2%
1,000,000	C	Digital River, Inc., 1.250%,
		due 01/01/24	921,250
1,000,000	@@,#,C	Shanda Interactive
		Entertainment Ltd., 0.000%,
		due 10/15/14	1,042,500
			1,963,750

		Leisure Time: 1.9%
$2,000,000	@@,C	Carnival Corp., 1.132%,
		due 04/29/33	$1,585,000
2,000,000	@@,C	Royal Caribbean Cruises Ltd.,
		2.010%, due 05/18/21	1,455,000
			3,040,000

		Lodging: 0.7%
1,000,000	C,L	Starwood Hotels & Resorts
		Worldwide, Inc., 3.500%,
		due 05/16/23	1,176,250
			1,176,250

		Media: 4.9%
2,460,000	L	Citadel Broadcasting Corp.,
		1.875%, due 02/15/11	1,854,225
2,000,000	C	EchoStar Communications Corp.,
		5.750%, due 05/15/08	1,972,500
2,000,000	C	Liberty Media Corp., 3.500%,
		due 01/15/31	1,707,500
2,400,000	@@	ZEE Telefilms Ltd., 0.500%,
		due 04/29/09	2,426,373
			7,960,598

		Mining: 1.6%
1,985,000	@@,C	Inco Ltd., 1.000%, due 03/14/23	2,533,356
			2,533,356

		Miscellaneous
		Manufacturing: 2.4%
3,000,000	@@,#,C	Tyco Intl. Group SA, 2.750%,
		due 01/15/18	3,862,500
			3,862,500

		Oil and Gas: 1.4%
1,998,000	C	Devon Energy Corp., 4.900%,
		due 08/15/08	2,212,785
			2,212,785

		Oil and Gas Services: 2.0%
2,000,000	C,L	Cooper Cameron Corp., 1.500%,
		due 05/15/24	2,190,000
1,000,000	@@,C,L	Schlumberger Ltd., 2.125%,
		due 06/01/23	1,086,250
			3,276,250

		Packaging and Containers: 1.2%
2,000,000	#,C,L	Sealed Air Corp., 3.000%,
		due 06/30/33	1,977,500
			1,977,500

		Pharmaceuticals: 8.0%
2,500,000	#,C	Abgenix, Inc., 1.750%,
		due 12/15/11	1,937,500
2,500,000	L	Amylin Pharmaceuticals, Inc.,
		2.250%, due 06/30/08	2,200,000
1,920,000	#,C	Dov Pharmaceutical, Inc.,
		2.500%, due 01/15/25	1,644,000
1,920,000	#,C	Isolagen, Inc., 3.500%,
		due 11/01/24	1,572,000
2,850,000	#,C,L	Nabi Biopharmaceuticals,
		2.875%, due 04/15/25	3,039,239
3,000,000	C	NPS Pharmaceuticals, Inc.,
		3.000%, due 06/15/08	2,572,500
			12,965,239

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING CONVERTIBLE FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal
Amount				Value
		Real Estate Investment
		Trusts: 1.2%
$1,900,000	C	Vornado Realty LP, 3.875%,
		due 04/15/25		$1,940,375
				1,940,375

		Retail: 2.2%
3,500,000	C,L	Costco Wholesale Corp.,
		0.300%, due 08/19/17		3,631,250
				3,631,250

		Savings and Loans: 2.0%
3,870,000	#,C	Ocwen Financial Corp., 3.250%,
		due 08/01/24		3,284,663
				3,284,663

		Semiconductors: 2.7%
2,000,000	C	Cypress Semiconductor Corp.,
		1.250%, due 06/15/08		2,142,500
3,000,000	C	Pixelworks, Inc., 1.750%,
		due 05/15/24		2,160,000
				4,302,500

		Software: 1.0%
3,690,000	#,+,C	Open Solutions, Inc., 1.467%,
		due 02/02/35		1,697,400
				1,697,400

		Telecommunications: 1.3%
1,470,000	C,L	Primus Telecommunications GP,
		5.750%, due 02/15/07		477,750
1,980,000	C,L	RF Micro Devices, Inc., 1.500%,
		due 07/01/10		1,700,325
				2,178,075

		Transportation: 3.3%
3,000,000	@@,#,C,L	OMI Corp., 2.875%,
		due 12/01/24		2,827,500
1,500,000	C,L	Yellow Roadway Corp., 5.000%,
		due 08/08/23		2,475,000
				5,302,500
		Total Convertible Corporate
		Bonds (Cost $101,298,824)		99,726,861

CORPORATE BONDS/NOTES: 4.1%
		Diversified Financial Services: 1.9%
1,000,000	+,C,L	American Express Co., 1.850%,
		due 12/01/33		1,026,250
2,000,000	@@,C	First Pacific Finance Ltd., 0.320%,
		due 01/18/10		2,030,994
				3,057,244

		Engineering and
		Construction: 0.6%
1,000,000	@@	ABB Intl. Finance Ltd., 4.625%,
		due 05/16/07		1,023,000
				1,023,000

		Oil and Gas: 1.6%
2,000,000	@@,L	Formosa Petrochemical Corp.,
		3.750%, due 06/30/11		2,523,666
				2,523,666
		Total Corporate Bonds/Notes
		(Cost $6,309,254)		6,603,910
		Total Long-Term Investments
		(Cost $159,317,572)		159,232,501

SHORT-TERM INVESTMENTS: 29.6%
		Repurchase Agreement: 1.9%
$3,142,000		Goldman Sachs Repurchase
		Agreement dated 05/31/05,
		3.030%, due 06/01/05, $3,142,264
		to be received upon repurchase
		(Collateralized by $3,240,000
		Federal Home Loan Bank, 3.080%,
		Market Value plus accrued interest
		$ 3,208,064, due 12/04/07).		$3,142,000
		Total Repurchase Agreement
		(Cost $3,142,000)		3,142,000

		Securities Lending CollateralCC: 27.7%
44,945,863		The Bank of New York Institutional
		Cash Reserves Fund		44,945,863
		Total Securities Lending Collateral
		(Cost $44,945,863)		44,945,863
		Total Short-Term Investments
		(Cost $48,087,863)		48,087,863
		Total Investments In
		Securities (Cost
		$ 207,405,435)*	127.8%	$207,320,364
		Other Assets and
		Liabilities-Net	(27.8)	(45,102,559)
		Net Assets	100.0%	$162,217,805

@       Non-income producing security

@@   Foreign issuer

+        Step-up basis bonds. Interest rates shown reflect current coupon rates.

#        Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C        Bonds may be called prior to maturity date.

cc       Securities purchased with cash collateral for securities loaned.

I         Illiquid security

L        Loaned security, a portion or all of the security is on loan at May 31, 2005.

**      Defaulted security

X        Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*        Cost for federal income tax purposes is $207,510,631. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$11,547,562
Gross Unrealized Depreciation	(11,737,829)
Net Unrealized Depreciation	$(190,267)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 55.1%
		Aerospace/Defense: 2.7%
8,660		Boeing Co.	$553,374
4,370		General Dynamics Corp.	471,873
5,345		United Technologies Corp.	570,311
			1,595,558

		Agriculture: 0.7%
5,765		Altria Group, Inc.	387,062
			387,062

		Auto Manufacturers: 0.6%
5,030		PACCAR, Inc.	355,873
			355,873

		Banks: 1.6%
9,255		Bank of America Corp.	428,692
8,030		Wells Fargo & Co.	485,092
			913,784

		Beverages: 1.1%
3,800		Anheuser-Busch Cos., Inc.	178,030
8,280		PepsiCo, Inc.	465,833
			643,863

		Biotechnology: 0.5%
4,715	@	Amgen, Inc.	295,065
			295,065

		Chemicals: 2.7%
6,525		Air Products & Chemicals, Inc.	393,001
7,320		Dow Chemical Co.	331,523
9,750		E.I. du Pont de Nemours & Co.	453,472
8,725		Praxair, Inc.	408,941
			1,586,937

		Computers: 2.8%
11,635	@	Dell, Inc.	464,120
38,470	@	EMC Corp.	540,888
8,175		International Business
		Machines Corp.	617,622
			1,622,630

		Cosmetics/Personal Care: 0.8%
8,805		Procter & Gamble Co.	485,596
			485,596

		Diversified Financial Services: 4.8%
23,485		Citigroup, Inc.	1,106,378
9,050	S	Goldman Sachs Group, Inc.	882,375
8,950		Lehman Brothers Holdings, Inc.	825,190
1,209	@,I,X	North Atlantic Trading Co., Inc.	1
			2,813,944

		Electric: 0.9%
11,635		Consolidated Edison, Inc.	529,509
			529,509

		Electronics: 0.5%
4,725		Parker Hannifin Corp.	285,059
			285,059

Shares			Value
		Healthcare-Products: 2.6%
13,550		Baxter Intl., Inc.	$499,995
10,375		Johnson & Johnson	696,162
4,391	@	Zimmer Holdings, Inc.	336,263
			1,532,420

		Healthcare-Services: 0.6%
2,806	@	WellPoint, Inc.	373,198
			373,198

		Insurance: 1.3%
13,605		American Intl. Group, Inc.	755,758
			755,758

		Investment Companies: 1.2%
13,000		iShares Goldman Sachs
		Semiconductor Index Fund	695,630
			695,630

		Leisure Time: 1.0%
10,800		Carnival Corp.	571,320
			571,320

		Lodging: 1.5%
8,830		Marriott Intl., Inc.	596,378
5,135		Starwood Hotels & Resorts
		Worldwide, Inc.	287,406
			883,784

		Media: 1.1%
12,800	@	Cablevision Systems Corp.	327,424
20,000	@	Time Warner, Inc.	348,000
			675,424

		Mining: 0.6%
13,945		Alcoa, Inc.	377,910
			377,910

		Miscellaneous
		Manufacturing: 5.3%
9,855		3M Co.	755,385
6,500		Danaher Corp.	358,345
38,995		General Electric Co.	1,422,537
20,420	@@	Tyco Intl., Ltd.	590,751
			3,127,018

		Oil and Gas: 3.9%
11,005		ChevronTexaco Corp.	591,849
20,125		Exxon Mobil Corp.	1,131,025
10,325	@,@@	Nabors Industries, Ltd.	569,011
			2,291,885

		Oil and Gas Services: 1.3%
17,010		Baker Hughes, Inc.	785,692
			785,692

		Pharmaceuticals: 5.6%
6,185		Abbott Laboratories	298,364
4,415		Allergan, Inc.	341,324
11,795	@	Barr Pharmaceuticals, Inc.	599,422
4,090		Eli Lilly & Co.	238,447
13,835		Merck & Co., Inc.	448,807
23,790		Pfizer, Inc.	663,741
20,620	@@	Teva Pharmaceutical Industries
		Ltd. ADR	688,089
			3,278,194

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Retail: 4.5%
9,780		Best Buy Co., Inc.	$532,325
9,900		CVS Corp.	543,015
8,600		Nordstrom, Inc.	524,944
7,545		Target Corp.	405,167
13,205		Wal-Mart Stores, Inc.	623,672
			2,629,123

		Semiconductors: 1.0%
20,755		Intel Corp.	558,932
			558,932

		Software: 1.6%
36,900		Microsoft Corp.	952,020
			952,020

		Telecommunications: 2.3%
27,780	@	Cisco Systems, Inc.	538,376
10,375		QUALCOMM, Inc.	386,573
17,190		SBC Communications, Inc.	401,902
			1,326,851

		Total Common Stock
		(Cost $29,071,954)	32,330,039

PREFERRED STOCK: 0.5%
		Banks: 0.2%
12	@,#,C	DG Funding Trust	130,462
			130,462

		Diversified Financial
		Services: 0.1%
1,575	@,C	National Rural Utilities
		Cooperative Finance Corp.	37,958
			37,958

		Electric: 0.0%
1,025	@,S	TECO Energy, Inc.	26,081
			26,081

		Insurance: 0.2%
4,560	@@,C	Aegon NV	115,853
			115,853
		Total Preferred Stock
		(Cost $309,828)	310,354

WARRANTS: 0.0%
		Building Materials: 0.0%
400	@,#,I,X	Dayton Superior Corp.,
		expires 06/15/09	4
			4

		Telecommunications: 0.0%
500	@,I,X	Iridium World Communications,
		Inc., expires 07/15/05	—
			—
		Total Warrants
		(Cost $57,953)	4

Principal Amount			Value
CORPORATE BONDS/NOTES: 10.2%

		Auto Manufacturers: 0.2%
$54,000		Ford Motor Co., 6.625%,
		due 10/01/28	$42,767
5,000	S	Ford Motor Co., 7.450%,
		due 07/16/31	4,192
27,000	C	General Motors Corp., 7.400%,
		due 09/01/25	19,547
40,000	C	General Motors Corp., 8.250%,
		due 07/15/23	30,484
21,000	C	General Motors Corp., 8.375%,
		due 07/15/33	16,123
			113,113

		Banks: 2.9%
50,000	@@,C	Australia & New Zealand
		Banking Group Ltd., 3.556%,
		due 10/29/49	42,848
48,000	@@	Banco Santander Chile/Pre-
		merger with Banco Santiago
		SA, 3.310%, due 12/09/09	48,114
62,000	@@,S	Banco Santander Chile SA, 7.375%,
		due 07/18/12	71,026
40,000	@@,C	Bank of Ireland, 3.260%,
		due 12/29/49	35,021
40,000	@@,C	Bank of Nova Scotia, 2.318%,
		due 08/31/85	33,904
166,000	C	Bank of America, 6.000%,
		due 06/25/35	170,598
63,000	C,S	BankAmerica Capital II, 8.000%,
		due 12/15/26	68,749
35,000	@@,C	Chuo Mitsui Trust & Banking Co.
		Ltd., 5.506%, due 04/15/49	33,523
43,000	@@,C,#	Danske Bank A/S, 5.914%,
		due 12/29/49	46,286
50,000	@@,C	Den Norske Bank ASA, 3.250%,
		due 08/29/49	41,750
53,000	C,S	FBS Capital I, 8.090%, due 11/15/26	58,657
45,000	@@,S	First Citizens St. Lucia Ltd., 5.460%,
		due 02/01/12	45,614
45,000	@@,C,#	HBOS Capital Funding LP, 6.071%,
		due 06/30/49	48,408
150,000	@@,C	HSBC Bank PLC, 2.839%,
		due 06/29/49	132,871
80,000	@@,C	Lloyds TSB Bank PLC, 2.960%,
		due 06/29/49	70,653
80,000	@@,C	Lloyds TSB Bank PLC, 3.230%,
		due 08/29/49	70,078
71,000	C,S	M & T Bank Corp., 3.850%,
		due 04/01/13	70,121
51,000	C,S	Mellon Capital I, 7.720%,
		due 12/01/26	55,337
60,000	@@,C	National Australia Bank Ltd.,
		3.514%, due 10/29/49	53,402
24,000	C	NB Capital Trust, 7.830%,
		due 12/15/26	26,108
23,000	C,S	NB Capital Trust IV, 8.250%,
		due 04/15/27	25,360
55,000	C,S	PNC Funding Corp., 4.500%,
		due 03/10/10	55,266
94,000	#,C	Rabobank Capital Funding II,
		5.260%, due 12/29/49	96,279
130,000	@@,C	Royal Bank of Scotland Group PLC,
		2.938%, due 12/29/49	114,324

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
		Banks (continued)
$40,000	@@,C	Societe Generale, 2.719%,
		due 11/29/49	$35,149
40,000	@@,C	Standard Chartered PLC, 3.563%,
		due 07/29/49	31,200
120,000	@@,C	Standard Chartered PLC, 3.750%,
		due 11/29/49	95,100
40,000	@@,C	Westpac Banking Corp., 3.556%,
		due 09/30/49	34,572
			1,710,318

		Beverages: 0.2%
48,000	@@,S	Cia Brasileira de Bebidas, 8.750%,
		due 09/15/13	55,560
38,000	@@,C	Cia Brasileira de Bebidas, 10.500%,
		due 12/15/11	46,645
			102,205

		Chemicals: 0.2%
22,000	@@,#,S	Sociedad Quimica y Minera de
		Chile SA, 7.700%, due 09/15/06	22,477
76,000		Union Carbide Corp., 7.750%,
		due 10/01/96	80,531
			103,008

		Diversified Financial Services: 1.8%
19,516	@@,#,C,S	Arcel Finance Ltd., 5.984%,
		due 02/01/09	20,092
47,000	@@,#,S	Arcel Finance Ltd., 6.361%,
		due 05/01/12	47,225
46,000	@@,#,C,S	Arcel Finance Ltd., 7.048%,
		due 09/01/11	47,770
122,000	@@,#,S	Brazilian Merchant Voucher
		Receivables Ltd., 5.911%,
		due 06/15/11	123,829
44,000	C	Citigroup Capital II, 7.750%,
		due 12/01/36	47,451
91,000	#,C,S	Corestates Capital Trust I, 8.000%,
		due 12/15/26	99,410
30,000	@@,C	Financiere CSFB NV, 3.250%,
		due 03/29/49	25,648
44,000		Ford Motor Credit Co., 7.000%,
		due 10/01/13	41,048
46,000		Ford Motor Credit Co., 7.875%,
		due 06/15/10	44,752
64,000		General Motors Acceptance Corp.,
		6.875%, due 08/28/12	55,166
55,000		Goldman Sachs Group, Inc.,
		3.120%, due 03/02/10	54,970
27,000	C	HVB Funding Trust I, 8.741%,
		due 06/30/31	36,371
26,000	S	International Lease Finance Corp.,
		5.000%, due 04/15/10	26,364
45,000	C,S	JPM Capital Trust I, 7.540%,
		due 01/15/27	48,835
56,000	C,S	JPM Capital Trust II, 7.950%,
		due 02/01/27	61,533
72,000	#,C,S	Mangrove Bay Pass-Through Trust,
		6.102%, due 07/15/33	74,011
95,944	@@,#,C,S	PF Export Receivables Master Trust,
		6.436%, due 06/01/15	98,321
400,000		Toll Road Investors Partnership II
		LP, 18.100%, due 02/15/45	48,236
34,000	@@,C	UFJ Finance Aruba AEC, 8.750%,
		due 11/29/49	37,363
			1,038,395

Principal Amount			Value
		Electric: 1.4%
$89,855	C,S	CE Generation LLC, 7.416%,
		due 12/15/18	$94,538
81,000	C,S	Consumers Energy Co., 4.250%,
		due 04/15/08	80,947
18,000	C,S	Consumers Energy Co., 5.150%,
		due 02/15/17	18,107
7,000	@@	Empresa Nacional de Electricidad
		SA/Chile, 8.500%, due 04/01/09	7,709
40,000	@@	Empresa Nacional de Electricidad
		SA/Chile, 8.625%, due 08/01/15	47,140
55,000	C,S	Enterprise Capital Trust II, 4.313%,
		due 06/30/28	54,522
47,000	C,S	FirstEnergy Corp., 6.450%,
		due 11/15/11	51,173
87,000	C,S	FirstEnergy Corp., 7.375%,
		due 11/15/31	105,793
38,000	C,S	Juniper Generation LLC, 6.790%,
		due 12/31/14	37,828
19,000	C,S	NorthWestern Corp., 5.875%,
		due 11/01/14	19,285
18,000	C	Pacific Gas & Electric Co., 6.050%,
		due 03/01/34	19,860
39,000	C,S	Pinnacle West Energy Corp.,
		3.630%, due 04/01/07	39,011
44,000	C,S	Potomac Edison Co., 5.000%,
		due 11/01/06	44,408
8,046	#,S	Power Contract Financing LLC,
		5.200%, due 02/01/06	8,115
34,000	#,S	Power Contract Financing LLC,
		6.256%, due 02/01/10	35,359
18,094	S	PPL Montana LLC, 8.903%,
		due 07/02/20	20,277
17,000	C,S	Sierra Pacific Power Co., 6.250%,
		due 04/15/12	17,298
41,000	C	TECO Energy, Inc., 6.750%,
		due 05/01/15	42,128
31,462	#	Tenaska Virginia Partners LP,
		6.119%, due 03/30/24	32,963
63,000	S	TXU Corp., 4.446%, due 11/16/06	62,537
			838,998

		Food: 0.4%
54,000	C	Albertson’s, Inc., 8.000%,
		due 05/01/31	63,132
16,000	C	Delhaize America, Inc., 8.050%,
		due 04/15/27	17,348
65,000	C,S	Safeway, Inc., 4.800%, due 07/16/07	65,452
89,000	C,S	Tyson Foods, Inc., 7.250%,
		due 10/01/06	92,520
			238,452

		Gas: 0.1%
67,000	#,C,S	Williams Gas Pipelines Central,
		Inc., 7.375%, due 11/15/06	70,204
			70,204

		Home Builders: 0.1%
41,000		KB Home, 6.250%, due 06/15/15	41,337
4,000	C,S	Technical Olympic USA, Inc.,
		9.000%, due 07/01/10	4,140
			45,477

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
		Insurance: 0.5%
$25,000	S	AIG SunAmerica Global Financing X,
		6.900%, due 03/15/32	$30,541
82,000	S	Aon Corp., 8.205%, due 01/01/27	95,532
20,000	S	GE Global Insurance Holding
		Corp., 7.000%, due 02/15/26	21,348
53,000	S	Prudential Financial, Inc., 4.104%,
		due 11/15/06	53,314
96,000	#,C	Zurich Capital Trust I, 8.376%,
		due 06/01/37	105,247
			305,982

		Media: 0.1%
18,000	C	AOL Time Warner, Inc., 7.625%,
		due 04/15/31	22,536
1,000	S	Clear Channel Communications,
		Inc., 3.125%, due 02/01/07	972
42,000	C	COX Communications, Inc.,
		6.850%, due 01/15/18	45,181
			68,689

		Oil and Gas: 0.9%
60,000	C	Amerada Hess Corp., 6.650%,
		due 08/15/11	65,406
45,000	@@,#,S	Empresa Nacional de Petroleo,
		4.875%, due 03/15/14	43,282
68,000	C	Enterprise Products Operating LP,
		4.950%, due 06/01/10	68,253
83,000	C,S	Kerr-McGee Corp., 6.950%,
		due 07/01/24	84,312
20,000	@@,C	Nexen, Inc., 5.875%, due 03/10/35	19,812
104,000	#,S	Pemex Project Funding Master
		Trust, 4.310%, due 06/15/10	107,484
38,000	@@	Tengizchevroil Finance Co. SARL,
		6.124%, due 11/15/14	38,570
72,000	C,S	Valero Energy Corp., 7.500%,
		due 04/15/32	86,260
			513,379

		Pipelines: 0.1%
36,000	C	Kinder Morgan Energy Partners LP,
		5.800%, due 03/15/35	36,175
40,000	C,S	KN Capital Trust III, 7.630%,
		due 04/15/28	46,010
			82,185

		Real Estate: 0.3%
67,000	C,S	EOP Operating LP, 7.750%,
		due 11/15/07	72,191
61,000	C,S	Liberty Property LP, 7.750%,
		due 04/15/09	67,685
7,000	C,S	Liberty Property LP, 6.950%,
		due 12/01/06	7,295
			147,171

		Real Estate Investment Trusts: 0.3%
12,000	S	Liberty Property Trust, 6.375%,
		due 08/15/12	13,141
54,000	C,S	Simon Property Group LP, 4.875%,
		due 03/18/10	54,912
96,000	C,S	Simon Property Group LP, 6.375%,
		due 11/15/07	100,433
			168,486

Principal Amount			Value
		Retail: 0.1%
$72,000	C,S	May Department Stores Co.,
		3.950%, due 07/15/07	$71,436
			71,436

		Savings and Loans: 0.1%
48,000	C,S	Great Western Financial, 8.206%,
		due 02/01/27	52,236
			52,236

		Telecommunications: 0.3%
57,000	C,S	BellSouth Corp., 4.200%,
		due 09/15/09	56,647
35,000	@@,+	Deutsche Telekom Intl. Finance
		BV, 8.500%, due 06/15/10	40,834
18,000	C,S	New Cingular Wireless Services,
		Inc., 8.125%, due 05/01/12	21,565
43,000	C,S	Sprint Capital Corp., 4.780%,
		due 08/17/06	43,361
42,000	@@,C,S	Telefonos de Mexico SA de CV,
		4.750%, due 01/27/10	41,959
500,000	C,I,X,**	Winstar Communications, Inc.,
		0.000%, due 04/15/10	50
			204,416

		Transportation: 0.2%
100,000	@@,#,S	MISC Capital Ltd., 5.000%,
		due 07/01/09	101,904
			101,904
		Total Corporate Bonds/Notes
		(Cost $6,305,452)	5,976,054

U.S. GOVERNMENT AGENCY OBLIGATIONS: 16.0%

		Federal Home Loan Bank: 0.5%
270,000		3.250%, due 12/17/07	266,482
			266,482

		Federal Home Loan Mortgage
		Corporation: 5.1%
501,000	C	2.700%, due 03/16/07	491,441
355,726	C,S	3.740%, due 04/15/32	358,253
125,000		3.875%, due 06/15/08	125,197
107,092		4.500%, due 09/25/16	107,169
226,162	C,S	4.500%, due 12/15/16	226,601
94,044	C,S	4.500%, due 06/15/17	94,274
99,000	C	4.500%, due 02/15/20	96,854
138,441	C	5.000%, due 08/15/21	139,274
107,000	C	5.000%, due 04/15/23	108,639
21,990		5.052%, due 04/01/35	22,072
75,000		5.214%, due 06/01/35	75,797
54,000		5.500%, due 06/17/18	55,451
158,000		5.500%, due 06/15/34	160,370
91,000		5.875%, due 03/21/11	98,224
79,095		6.000%, due 04/01/14	82,069
568,957	C,S	6.000%, due 01/15/29	590,988
157,498		6.500%, due 12/01/31	163,838
			2,996,511

		Federal National Mortgage
		Association: 10.2%
270,000	C	2.875%, due 05/19/08	262,440
138,000		4.500%, due 07/15/19	137,181
141,000	C	4.750%, due 12/25/42	141,666
67,853		4.837%, due 11/01/34	68,625

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
		Federal National Mortgage
		Association (continued)
$126,514		4.947%, due 01/01/35	$127,797
1,668,000		5.000%, due 07/15/34	1,662,264
130,000		5.250%, due 08/01/12	136,313
354,070		5.500%, due 06/15/19	359,533
102,289		5.500%, due 11/01/32	103,926
369,197		5.500%, due 11/01/33	374,684
697,000		5.500%, due 06/15/35	706,583
169,055		6.000%, due 08/01/16	175,310
57,251		6.000%, due 10/01/18	59,375
354,805	S	6.000%, due 07/25/29	371,818
150,137	S	6.000%, due 04/25/31	157,428
432,000		6.000%, due 06/15/34	444,015
377,000		6.500%, due 06/15/32	391,726
115,000		6.625%, due 11/15/10	129,113
27,925		7.500%, due 09/01/30	29,916
51,516	C,S	7.500%, due 06/25/32	54,597
69,473	C	7.500%, due 01/25/48	74,141
			5,968,451
		Government National
		Mortgage Association: 0.2%
137,556		6.500%, due 06/15/29	144,411
			144,411
		Total U.S. Government Agency
		Obligations (Cost $9,333,418)	9,375,855

U.S. TREASURY OBLIGATIONS: 7.8%
		U.S. Treasury Bonds: 1.0%
243,000		5.375%, due 02/15/31	298,877
228,000	C,S	10.375%, due 11/15/12	263,581
			562,458
		U.S. Treasury Notes: 6.4%
240,000	S	2.000%, due 01/15/14	259,891
571,000		3.500%, due 05/31/07	570,108
150,000	S	3.750%, due 05/15/08	150,469
1,789,000	S	3.875%, due 05/15/10	1,799,344
308,000		4.000%, due 04/15/10	311,273
344,000	W	4.125%, due 05/15/15	347,440
279,000	S	6.000%, due 02/15/26	339,018
			3,777,543
		U.S. Treasury STRIP: 0.4%
325,000	S	4.290%, due 05/15/16	205,017
			205,017
		Total U.S. Treasury Obligations
		(Cost $4,529,066)	4,545,018

ASSET-BACKED SECURITIES: 2.9%
		Automobile Asset-Backed
		Securities: 0.3%
95,000	C	Capital One Auto Finance Trust,
		3.180%, due 09/15/10	93,538
13,000	C	Honda Auto Receivables Owner
		Trust, 3.820%, due 05/21/10	12,917
50,000	C	Nissan Auto Receivables Owner
		Trust, 2.050%, due 03/16/09	48,805
40,000	C	USAA Auto Owner Trust, 2.040%,
		due 02/16/10	39,292
			194,552

Principal Amount			Value
		Credit Card Asset-Backed
		Securities: 0.5%
$55,000	C	Bank One Issuance Trust, 4.540%,
		due 09/15/10	$55,360
55,000	C	Capital One Master Trust, 4.900%,
		due 03/15/10	56,076
95,000	C	Citibank Credit Card Issuance Trust,
		5.650%, due 06/16/08	96,814
75,000	C	MBNA Credit Card Master Note
		Trust, 4.950%, due 06/15/09	76,448
8,000	C	MBNA Master Credit Card Trust
		USA, 5.900%, due 08/15/11	8,525
			293,223
		Home Equity Asset-Backed
		Securities: 1.8%
65,113	C,S	Asset Backed Funding Certificates,
		3.300%, due 11/25/33	65,287
131,729	C	Bayview Financial Acquisition
		Trust, 3.560%, due 09/28/43	132,079
141,481	C,S	Centex Home Equity, 3.370%,
		due 01/25/34	141,664
279,308	C	Emergent Home Equity Loan Trust,
		7.080%, due 12/15/28	281,345
236,000	C	GSAA Trust, 5.242%, due 05/25/35	237,787
78,959	C	Merrill Lynch Mortgage Investors,
		Inc., 3.450%, due 07/25/34	79,355
28,134	C,S	Residential Asset Mortgage
		Products, Inc., 3.400%,
		due 06/25/33	28,194
95,780	C,S	Residential Asset Securities Corp.,
		3.400%, due 12/25/33	95,996
			1,061,707
		Other Asset-Backed
		Securities: 0.3%
21,153	C,S	Amortizing Residential Collateral
		Trust, 3.590%, due 05/25/32	21,169
11,000	C	Chase Funding Mortgage Loan,
		2.734%, due 09/25/24	10,923
7,000	C	Chase Funding Mortgage Loan,
		4.045%, due 05/25/33	6,981
35,853	C,S	Chase Funding Mortgage Loan
		Asset-Backed Certificates,
		3.390%, due 07/25/33	35,938
78,619	C	First Horizon Asset Back Trust,
		3.380%, due 10/25/34	78,935
8,000	C	Popular ABS Mortgage Pass-
		Through Trust, 3.735%,
		due 12/25/34	7,943
8,000	C	Popular ABS Mortgage Pass-
		Through Trust, 4.000%,
		due 12/25/34	7,950
			169,839
		Total Asset-Backed Securities
		(Cost $1,624,412)	1,719,321

COLLATERALIZED MORTGAGE OBLIGATIONS: 9.0%
		Commercial Mortgage-Backed
		Securities: 2.1%
81,000	C	Bear Stearns Commercial Mortgage
		Securities, 4.170%, due 01/12/41	80,952
79,000	C	COMM, 3.600%, due 03/10/39	77,434

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
		Commercial Mortgage-Backed
		Securities (continued)
$78,000	C	CS First Boston Mortgage
		Securities Corp., 3.861%,
		due 03/15/36	$77,403
40,000	C	CS First Boston Mortgage
		Securities Corp., 7.554%,
		due 04/14/62	45,823
215,000	C,S	DLJ Commercial Mortgage Corp.,
		6.240%, due 11/12/31	228,118
60,000	C,S	DLJ Commercial Mortgage Corp.,
		6.460%, due 03/10/32	64,265
570,000	C,S	DLJ Commercial Mortgage Corp.,
		7.300%, due 06/10/32	631,111
			1,205,106
		Whole Loan Collateral PAC: 1.0%
103,161	C,S	GSR Mortgage Loan Trust, 3.490%,
		due 10/25/32	103,198
166,925	C,S	MASTR Alternative Loans Trust,
		3.490%, due 11/25/33	166,971
76,826	C,S	MASTR Alternative Loans Trust,
		8.500%, due 05/25/33	79,762
227,866	C	Washington Mutual, 3.490%,
		due 03/25/34	228,307
			578,238
		Whole Loan Collateralized
		Mortgage Obligations: 5.9%
183,053	C	Banc of America Funding Corp.,
		5.750%, due 09/20/34	185,900
280,546	C	Bank of America Alternative Loan
		Trust, 3.540%, due 12/25/33	280,903
106,380	C,S	Bank of America Mortgage
		Securities, 3.540%, due 12/25/33	106,530
63,243	C,S	Bank of America Mortgage
		Securities, 5.250%, due 11/25/19	64,302
58,599	C,S	Bank of America Mortgage
		Securities, 5.500%, due 11/25/33	59,896
100,919	C,S	Citicorp Mortgage Securities, Inc.,
		3.590%, due 10/25/33	100,992
25,193	C	Citigroup Mortgage Loan Trust,
		Inc., 3.140%, due 12/25/34	25,188
62,388	C,S	Countrywide Alternative Loan
		Trust, 3.490%, due 07/25/18	62,498
164,869	C	Countrywide Home Loan
		Mortgage Pass Through Trust,
		3.360%, due 03/25/35	165,100
106,406	C,S	Countrywide Home Loan
		Mortgage Pass Through Trust,
		5.000%, due 11/25/18	107,073
114,000	C,S	CS First Boston Mortgage Securities
		Corp., 4.083%, due 10/25/33	114,679
194,026	C	GMAC Mortgage Corp. Loan Trust,
		5.273%, due 03/18/35	195,876
43,598	C	GSMPS Mortgage Loan Trust,
		3.440%, due 01/25/35	43,773
82,938	C,S	Homebanc Mortgage Trust, 3.520%,
		due 08/25/29	83,304
151,699	C,S	MASTR Alternative Loans Trust,
		5.500%, due 01/25/20	156,075
175,500	C	MASTR Alternative Loans Trust,
		6.000%, due 09/25/34	179,175
82,790	C	MASTR Asset Securitization Trust,
		3.540%, due 11/25/33	82,976

Principal Amount			Value
$65,594	C,S	MLCC Mortgage Investors, Inc.,
		3.450%, due 04/25/29	$65,679
71,872	C	Residential Accredit Loans, Inc.,
		3.490%, due 04/25/35	71,874
114,153	C,S	Residential Accredit Loans, Inc.,
		3.540%, due 03/25/18	114,487
40,000	C	Structured Adjustable Rate
		Mortgage Loan Trust, 3.450%,
		due 05/25/35	40,000
59,000	C	Structured Adjustable Rate
		Mortgage Loan Trust, 3.400%,
		due 07/25/35	59,000
36,985	C	Structured Asset Mortgage
		Investments, Inc., 3.220%,
		due 05/19/35	36,985
516,248	C,S	Thornburg Mortgage Securities
		Trust, 3.440%, due 12/25/33	517,007
94,042	C	Thornburg Mortgage Securities
		Trust, 3.460%, due 09/25/34	94,338
122,929	C	Washington Mutual, 6.000%,
		due 06/25/34	125,502
72,625	C	Washington Mutual, Inc., 3.185%,
		due 01/25/45	72,732
149,617	C	Wells Fargo Mortgage Backed
		Securities Trust, 3.590%,
		due 02/25/34	149,615
130,000	C,S	Wells Fargo Mortgage Backed
		Securities Trust, 4.500%,
		due 08/25/18	128,315
			3,489,774
		Total Collateralized Mortgage
		Obligations (Cost $5,397,221)	5,273,118

OTHER BONDS: 0.3%
		Sovereign: 0.3%
59,000	@@	Dominican Republic Intl. Bond,
		9.040%, due 01/23/13	55,313
38,000	@@	Mexico Government Intl. Bond,
		6.625%, due 03/03/15	41,667
50,847	@@,S	Uruguay Government Intl. Bond,
		10.500%, due 10/20/06	61,052
		Total Other Bonds
		(Cost $146,077)	158,032

MUNICIPAL BONDS: 0.2%
		Municipal: 0.2%
25,000	S	City of New York NY, 5.000%,
		due 11/01/08	26,534
25,000	S	City of New York NY, 5.000%,
		due 11/01/11	27,286
25,000	C,S	City of New York NY, 5.000%,
		due 11/01/15	27,499
10,000	C	City of New York NY, 5.000%,
		due 04/01/35	10,515
		Total Municipal Bonds
		(Cost $91,912)	91,834
		Total Long-Term Investments
		(Cost $56,867,293)	59,779,629

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount				Value
SHORT-TERM INVESTMENTS: 4.8%

		Repurchase Agreement: 4.8%
$2,796,000	S	Goldman Sachs Repurchase
		Agreement dated 05/31/05,
		3.030%, due 06/01/05, $2,796,236
		to be received upon repurchase
		(Collateralized by $2,889,000
		Federal Home Loan Mortgage
		Corporation, 3.250% - 3.600%,
		Market Value plus accrued interest
		$ 2,852,507, due 12/04/07).		$2,796,000
		Total Short-Term Investments
		(Cost $2,796,000)		2,796,000
		Total Investments In Securities (Cost $59,663,293)*	106.8%	$62,575,629
		Other Assets and Liabilities-Net	(6.8)	(3,957,905)
		Net Assets	100.0%	$58,617,724

@	Non-income producing security
@@	Foreign issuer
ADR	American Depositary Receipt
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
S	Segregated securities for futures, when-issued or delayed delivery securities held at May 31, 2005.
I	Illiquid security
**	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $59,515,967. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,274,581
Gross Unrealized Depreciation	(1,385,517)
Net Unrealized Appreciation	$2,889,064

Information concerning open futures for ING Equity and Bond Fund at May 31, 2005 is shown below:

Short Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
90 Day Euro	15	$(3,609,938)	09/19/05	$(6,877)
U.S. 2 Year
Treasury Note	6	(1,248,563)	07/06/05	(2,749)
U.S. 10 Year
Treasury Note	12	(1,354,125)	06/30/05	(40,326)
		$(6,212,626)		$(49,952)

Long Contracts
90 Day Euro	15	$3,621,750	06/13/05	$1,856
U.S. Long Bond	13	1,527,094	06/30/05	54,474
		$5,148,844		$56,330

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING REAL ESTATE FUND	AS OF MAY 31, 2005

Shares		Value
REAL ESTATE INVESTMENT TRUSTS: 92.3%
	Apartments: 16.4%
151,300	Archstone-Smith Trust	$5,570,866
104,000	AvalonBay Communities, Inc.	7,786,480
129,900	Camden Property Trust	6,704,139
118,000	Equity Residential	4,236,200
91,800	Gables Residential Trust	3,342,438
67,300	Post Properties, Inc.	2,207,440
287,600	United Dominion Realty Trust, Inc.	6,629,180
		36,476,743
	Diversified: 8.9%
54,200	American Campus
	Communities, Inc.	1,111,100
135,700	Liberty Property Trust	5,603,053
173,500	Reckson Associates Realty Corp.	5,480,865
97,500	Vornado Realty Trust	7,673,250
		19,868,268
	Hotels: 4.8%
447,400	Host Marriott Corp.	7,493,950
63,600	LaSalle Hotel Properties	1,965,240
76,500	Strategic Hotel Capital, Inc.	1,247,715
		10,706,905
	Office Property: 21.6%
133,200	Arden Realty, Inc.	4,568,760
148,900	Boston Properties, Inc.	9,946,519
66,200	Carramerica Realty Corp.	2,288,534
116,950	Corporate Office Properties
	Trust SBI MD	3,266,414
240,700	Equity Office Properties Trust	7,820,343
169,000	Maguire Properties, Inc.	4,419,350
135,800	SL Green Realty Corp.	8,412,810
380,600	Trizec Properties, Inc.	7,425,506
		48,148,236
	Regional Malls: 17.2%
32,000	CBL & Associates Properties, Inc.	2,607,040
228,800	General Growth Properties, Inc.	8,907,184
91,500	Macerich Co.	5,767,245
114,950	Mills Corp.	6,607,326
209,100	Simon Property Group, Inc.	14,369,352
		38,258,147
	Shopping Centers: 10.1%
118,350	Acadia Realty Trust	2,006,033
151,500	Developers Diversified
	Realty Corp.	6,908,400
59,300	Federal Realty Investors Trust	3,273,360
71,600	Pan Pacific Retail Properties, Inc.	4,571,660
101,300	Regency Centers Corp.	5,657,605
		22,417,058
	Storage: 4.9%
85,100	Extra Space Storage, Inc.	1,225,440
162,700	Public Storage, Inc.	9,783,151
		11,008,591

Shares			Value
	Warehouse: 8.4%
138,300	AMB Property Corp.		$5,574,873
76,879	Catellus Development Corp.		2,250,248
268,800	ProLogis		10,977,792
			18,802,913
	Total Real Estate Investment
	Trust (Cost $153,363,638)		205,686,861

COMMON STOCK: 6%
	Hotels and Motels: 1.5%
138,900	Hilton Hotels Corp.		3,365,547
			3,365,547
	Lodging: 4.5%
178,200	Starwood Hotels & Resorts
	Worldwide, Inc.		9,973,854
			9,973,854
	Total Common Stock
	(Cost $9,273,882)		13,339,401

	Total Investments In Securities (Cost $162,637,520)*	98.3%	$219,026,262
	Other Assets and Liabilities-Net	1.7	3,780,694
	Net Assets	100.0%	$222,806,956

*	Cost for federal income tax purposes is $161,244,003. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$57,847,550
	Gross Unrealized Depreciation	(65,291)
	Net Unrealized Appreciation	$57,782,259

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 99.9%
		Advertising: 0.6%
3,200		Omnicom Group, Inc.	$262,048
			262,048
		Aerospace/Defense: 1.7%
3,250		Boeing Co.	207,675
5,350		Lockheed Martin Corp.	347,162
2,000		United Technologies Corp.	213,400
			768,237
		Agriculture: 2.3%
8,300		Altria Group, Inc.	557,262
11,550		Archer-Daniels-Midland Co.	229,268
4,550		Monsanto Co.	259,350
			1,045,880
		Apparel: 1.4%
8,000	@	Coach, Inc.	232,320
3,750		Nike, Inc.	308,250
2,100		VF Corp.	118,503
			659,073
		Auto Parts and Equipment: 0.1%
3,600	@,L	Goodyear Tire & Rubber Co.	51,804
			51,804
		Banks: 5.3%
27,550		Bank of America Corp.	1,276,115
3,600		Comerica, Inc.	201,168
7,500		U.S. Bancorp	219,975
6,550		Wachovia Corp.	332,413
6,950		Wells Fargo & Co.	419,850
			2,449,521
		Beverages: 3.6%
1,895		Brown-Forman Corp.	112,980
17,750		Coca-Cola Co.	792,182
13,450		PepsiCo, Inc.	756,697
			1,661,859
		Biotechnology: 0.7%
5,100	@	Amgen, Inc.	319,158
			319,158
		Building Materials: 0.3%
3,700		American Standard Cos., Inc.	158,360
			158,360
		Chemicals: 2.3%
9,900		Dow Chemical Co.	448,371
3,950		E.I. du Pont de Nemours & Co.	183,715
3,300		PPG Industries, Inc.	215,787
4,000		Rohm & Haas Co.	186,600
			1,034,473
		Commercial Services: 1.9%
15,400		Cendant Corp.	326,634
2,600		Equifax, Inc.	90,194
6,200		McKesson Corp.	249,674
7,300		Paychex, Inc.	210,824
			877,326

Shares			Value
		Computers: 6.4%
10,100	@	Apple Computer, Inc.	$401,071
3,800	@	Computer Sciences Corp.	175,978
19,600	@	Dell, Inc.	781,843
29,300	@	EMC Corp.	411,958
12,037		Hewlett-Packard Co.	270,953
6,350		International Business
		Machines Corp.	479,743
7,000	@,L	Network Appliance, Inc.	201,320
12,700	@,X	Seagate Technology	—
60,600	@	Sun Microsystems, Inc.	230,886
			2,953,752
		Cosmetics/Personal Care: 1.2%
10,050	L	Procter & Gamble Co.	554,258
			554,258
		Diversified Financial Services: 4.1%
4,700		American Express Co.	253,095
4,400		CIT Group, Inc.	186,648
3,800		Fannie Mae	225,112
3,900		Lehman Brothers Holdings, Inc.	359,580
3,650		Merrill Lynch & Co., Inc.	198,049
11,100		Morgan Stanley	543,456
5,900	@,W,L	Providian Financial Corp.	105,138
			1,871,078
		Electric: 2.1%
5,400	@,L	CMS Energy Corp.	71,442
1,700		Dominion Resources, Inc.	119,527
4,950	L	Duke Energy Corp.	136,026
3,400		Exelon Corp.	159,290
3,750	L	Southern Co.	127,313
4,600		TXU Corp.	369,288
			982,886
		Food: 0.7%
2,743		SUPERVALU, Inc.	89,861
3,600		Wm. Wrigley Jr. Co.	245,772
			335,633
		Gas: 0.5%
6,050	L	Sempra Energy	240,004
			240,004
		Hand/Machine Tools: 0.5%
1,700		Black & Decker Corp.	148,444
1,600		Stanley Works	71,376
			219,820
		Healthcare-Products: 3.6%
4,500		Becton Dickinson & Co.	258,525
4,400		Guidant Corp.	325,116
11,850		Johnson & Johnson	795,135
4,800		Medtronic, Inc.	258,000
			1,636,776
		Healthcare-Services: 3.2%
4,200	W	Aetna, Inc.	327,642
3,150	@	Humana, Inc.	114,534
11,900		UnitedHealth Group, Inc.	578,102
3,450	@	WellPoint, Inc.	458,850
			1,479,128

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Household Products/Wares: 0.4%
3,200		Clorox Co.	$186,912
			186,912
		Insurance: 7.5%
7,900		Allstate Corp.	459,779
10,800		American Intl. Group, Inc.	599,939
3,300	L	Chubb Corp.	277,959
2,600		CIGNA Corp.	252,850
3,209		Loews Corp.	241,638
9,350		MetLife, Inc.	417,010
2,000		MGIC Investment Corp.	122,680
3,300		Progressive Corp.	317,031
6,600		Prudential Financial, Inc.	417,846
2,450		Safeco Corp.	131,835
2,900	@@	XL Capital Ltd.	218,312
			3,456,879
		Internet: 1.4%
5,000	@,L	eBay, Inc.	190,050
12,550	@,L	Symantec Corp.	283,756
5,150	@	Yahoo!, Inc.	191,580
			665,386
		Iron/Steel: 0.2%
2,150	L	United States Steel Corp.	85,506
			85,506
		Leisure Time: 0.3%
2,200	@@	Carnival Corp.	116,380
			116,380
		Lodging: 0.6%
3,800		Marriott Intl., Inc.	256,652
			256,652
		Machinery-Diversified: 0.6%
1,000	L	Cummins, Inc.	67,950
3,700		Rockwell Automation, Inc.	190,069
			258,019
		Media: 3.0%
9,200	@	Comcast Corp.	296,240
6,200		McGraw-Hill Cos., Inc.	270,692
18,150	@	Time Warner, Inc.	315,810
7,200		Viacom, Inc.	246,888
8,600		Walt Disney Co.	235,984
			1,365,614
		Mining: 0.4%
2,000	L	Phelps Dodge Corp.	174,800
			174,800
		Miscellaneous Manufacturing: 6.3%
3,100		3M Co.	237,615
5,000		Danaher Corp.	275,650
42,300		General Electric Co.	1,543,103
10,350		Honeywell Intl., Inc.	374,980
2,700		Textron, Inc.	208,683
8,050	@@,L	Tyco Intl., Ltd.	232,887
			2,872,918

Shares			Value
		Oil and Gas: 9.7%
1,500	L	Amerada Hess Corp.	$139,275
5,500		Burlington Resources, Inc.	278,740
14,550		ChevronTexaco Corp.	782,499
2,428		ConocoPhillips	261,836
6,350		Devon Energy Corp.	291,465
32,800		Exxon Mobil Corp.	1,843,359
5,000		Marathon Oil Corp.	242,450
1,300	L	Sunoco, Inc.	133,341
4,300	L	Unocal Corp.	245,057
3,800	L	Valero Energy Corp.	260,756
			4,478,778
		Pharmaceuticals: 5.3%
6,300		Abbott Laboratories	303,912
2,700		Allergan, Inc.	208,737
2,250	L	AmerisourceBergen Corp.	145,283
6,250		Cardinal Health, Inc.	362,062
6,900	@	Caremark Rx, Inc.	308,154
8,850		Merck & Co., Inc.	287,094
30,140		Pfizer, Inc.	840,905
			2,456,147
		Retail: 8.2%
5,100	L	Best Buy Co., Inc.	277,593
3,000	L	Darden Restaurants, Inc.	97,440
1,500	L	Dillard’s, Inc.	35,880
3,400		Federated Department Stores, Inc.	229,330
8,850		Home Depot, Inc.	348,248
5,100		J.C. Penney Co., Inc. Holding Co.	253,776
3,100	L	Lowe’s Cos., Inc.	177,351
5,350		McDonald’s Corp.	165,529
1,700	@,L	Sears Holdings Corp.	249,390
12,675		Staples, Inc.	272,893
6,200	@	Starbucks Corp.	339,450
3,700		Target Corp.	198,690
13,450		Wal-Mart Stores, Inc.	635,243
10,600		Walgreen Co.	480,603
			3,761,416
		Semiconductors: 3.0%
41,650		Intel Corp.	1,121,635
1,900	@,L	QLogic Corp.	60,838
6,700	L	Texas Instruments, Inc.	185,188
			1,367,661
		Software: 4.7%
8,300	L	Adobe Systems, Inc.	274,398
4,700	@	Autodesk, Inc.	186,026
6,350	@	Compuware Corp.	43,498
40,300	L	Microsoft Corp.	1,039,740
7,700	@,L	Novell, Inc.	45,045
42,900	@	Oracle Corp.	549,978
5,000	@	Parametric Technology Corp.	30,100
			2,168,785
		Telecommunications: 4.7%
21,800		AT&T Corp.	409,622
4,200		CenturyTel, Inc.	137,718
25,500	@	Cisco Systems, Inc.	494,190
26,700		Motorola, Inc.	463,779
6,500		QUALCOMM, Inc.	242,190
3,000		Scientific-Atlanta, Inc.	99,900
9,200		Verizon Communications, Inc.	325,496
			2,172,895

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Transportation: 1.1%
4,500	L	CSX Corp.	$187,110
4,500	L	United Parcel Service, Inc.	331,425
			518,535
		Total Common Stock
		(Cost $42,946,455)	45,924,357

Principal Amount			Value
SHORT-TERM INVESTMENTS: 14.2%

	Repurchase Agreement: 0.5%
$217,000	Morgan Stanley Repurchase
	Agreement dated 05/31/05, 3.049%,
	due 06/01/05, $217,018 to be
	received upon repurchase
	(Collateralized by $225,000 Federal
	National Mortgage Association,
	4.250%, Market Value plus accrued
	interest $230,089, due 07/15/07).		217,000
	Total Repurchase Agreement
	(Cost $217,000)		217,000
	Securities Lending CollateralCC: 13.7%
6,312,211	The Bank of New York Institutional
	Cash Reserves Fund		6,312,211
	Total Securities Lending Collateral
	(Cost $6,312,211)		6,312,211
	Total Short-Term Investments
	(Cost $6,529,211)		6,529,211

	Total Investments In Securities (Cost $49,475,666)*	114.1%	$52,453,568
	Other Assets and Liabilities-Net	(14.1)	(6,475,069)
	Net Assets	100.0%	$45,978,499

@	Non-income producing security
@@	Foreign issuer
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security.
L	Loaned security, a portion or all of the security is on loan at May 31, 2005.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $49,866,453. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$3,845,037
	Gross Unrealized Depreciation	(1,257,922)
	Net Unrealized Appreciation	$2,587,115

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 97.6%
		Advertising: 1.9%
71,340		Omnicom Group, Inc.	$5,842,033
			5,842,033
		Aerospace/Defense: 4.0%
118,730		Boeing Co.	7,586,847
43,760		General Dynamics Corp.	4,725,205
			12,312,052
		Biotechnology: 0.9%
42,670	@	Genzyme Corp.	2,662,181
			2,662,181
		Commercial Services: 5.2%
164,360	@,L	Apollo Group, Inc.	12,902,260
74,640		Moody’s Corp.	3,229,673
			16,131,933
		Computers: 6.3%
336,770	@	Dell, Inc.	13,433,756
75,970	@,@@,L	Research In Motion Ltd.	6,291,835
			19,725,591
		Cosmetics/Personal Care: 1.9%
109,270	L	Procter & Gamble Co.	6,026,241
			6,026,241
		Distribution/Wholesale: 1.5%
77,910	L	CDW Corp.	4,532,804
			4,532,804
		Diversified Financial
		Services: 7.2%
65,500	L	Capital One Financial Corp.	4,938,700
3,700		Chicago Mercantile Exchange
		Holdings, Inc.	799,903
443,788		Countrywide Financial Corp.	16,495,600
			22,234,203
		Healthcare-Products: 3.5%
203,990		Medtronic, Inc.	10,964,463
			10,964,463
		Healthcare-Services: 4.0%
77,070	W	Aetna, Inc.	6,012,231
42,990	@,L	Coventry Health Care, Inc.	2,992,964
26,070	@	WellPoint, Inc.	3,467,310
			12,472,505
		Home Builders: 1.0%
54,580	L	Lennar Corp. - Class A	3,166,186
			3,166,186
		Insurance: 1.1%
36,000		Progressive Corp.	3,458,520
			3,458,520
		Internet: 12.5%
247,980	@,L	eBay, Inc.	9,425,720
47,690	@,L	Google, Inc.	13,276,896
437,840	@	Yahoo!, Inc.	16,287,647
			38,990,263

		Lodging: 1.1%
62,240	L	Starwood Hotels & Resorts
		Worldwide, Inc.	$3,483,573
			3,483,573
		Media: 4.9%
119,780	@,L	Comcast Corp.	3,789,839
355,320	@,L	XM Satellite Radio
		Holdings, Inc.	11,409,325
			15,199,164
		Miscellaneous
		Manufacturing: 6.7%
156,440	L	Danaher Corp.	8,624,537
334,080		General Electric Co.	12,187,239
			20,811,776
		Oil and Gas: 3.2%
125,090	@@	Petro-Canada	7,040,065
62,480	@,@@,L	Petroleo Brasileiro SA –
		Petrobras ADR	2,949,056
			9,989,121
		Oil and Gas Services: 1.2%
86,930		Halliburton Co.	3,715,388
			3,715,388
		Pharmaceuticals: 13.8%
159,110		Abbott Laboratories	7,675,466
324,280	@@	AstraZeneca PLC ADR	13,788,385
44,320		Eli Lilly & Co.	2,583,856
103,090	@,L	Forest Laboratories, Inc.	3,977,212
97,360	@	Gilead Sciences, Inc.	3,972,288
85,160	@@	Sanofi-Aventis ADR	3,832,200
368,400		Schering-Plough Corp.	7,183,800
			43,013,207
		Retail: 2.6%
54,440		Abercrombie & Fitch Co.	3,121,045
155,470		PETsMART, Inc.	4,939,282
			8,060,327
		Savings and Loans: 1.1%
52,810	L	Golden West Financial Corp.	3,306,962
			3,306,962
		Software: 7.8%
261,660	@	Electronic Arts, Inc.	13,747,616
295,760	L	Microsoft Corp.	7,630,608
53,630	@,L	Pixar, Inc.	2,827,910
			24,206,134
		Telecommunications: 4.2%
53,770	@@	America Movil SA de CV ADR	3,047,684
514,770	@	Cisco Systems, Inc.	9,976,242
			13,023,926
		Total Common Stock
		(Cost $251,390,462)	303,328,553

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 20.3%

	Securities Lending CollateralCC: 20.3%
$62,975,035	The Bank of New York Institutional
	Cash Reserves Fund		$62,975,035
	Total Short-Term Investments
	(Cost $62,975,035)		62,975,035
	Total Investments In
	Securities (Cost
	$314,365,497)*	117.9%	$366,303,588
	Other Assets and
	Liabilities-Net	(17.9)	(55,701,517)
	Net Assets	100.0%	$310,602,071

@	Non-income producing security
@@	Foreign issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security.
L	Loaned security, a portion or all of the security is on loan at May 31, 2005.
*	Cost for federal income tax purposes is $318,750,951. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$50,289,558
Gross Unrealized Depreciation	(2,736,921)
Net Unrealized Appreciation	$47,552,637

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 99.7%
		Advertising: 0.9%
42,200	@,L	Getty Images, Inc.	$3,158,248
			3,158,248
		Apparel: 3.3%
275,700	@	Coach, Inc.	8,006,328
109,500		Polo Ralph Lauren Corp.	4,243,125
			12,249,453
		Auto Parts and Equipment: 1.7%
117,900		BorgWarner, Inc.	6,302,934
			6,302,934
		Banks: 1.0%
50,915		Zions Bancorporation	3,606,819
			3,606,819
		Biotechnology: 1.8%
106,320	@,L	Celgene Corp.	4,501,589
41,434	@,L	Charles River Laboratories
		Intl., Inc.	1,992,561
			6,494,150
		Building Materials: 1.5%
130,500		American Standard Cos., Inc.	5,585,400
			5,585,400
		Chemicals: 1.1%
175,300		Lyondell Chemical Co.	4,161,622
			4,161,622
		Coal: 1.9%
145,800	L	Peabody Energy Corp.	6,960,492
			6,960,492
		Commercial Services: 2.1%
45,600	@,L	Alliance Data Systems Corp.	1,720,032
64,000	@,L	Education Management Corp.	2,076,800
79,761	@,L	Laureate Education, Inc.	3,724,839
			7,521,671
		Computers: 4.6%
97,900	@	Anteon Intl. Corp.	4,326,201
121,600	@,L	CACI Intl., Inc.	7,838,336
108,402	@	Micros Systems, Inc.	4,875,922
			17,040,459
		Distribution/Wholesale: 1.0%
135,056		Hughes Supply, Inc.	3,511,456
			3,511,456
		Electrical Components and
		Equipment: 1.4%
129,700		Ametek, Inc.	4,958,431
			4,958,431
		Entertainment: 1.0%
68,800		International Speedway Corp.	3,760,608
			3,760,608
		Hand/Machine Tools: 1.1%
87,500		Stanley Works	$3,903,375
			3,903,375
		Healthcare-Products: 8.6%
57,100		Beckman Coulter, Inc.	4,000,426
26,800		C.R. Bard, Inc.	1,829,100
131,400	@,L	Gen-Probe, Inc.	5,106,204
59,200	@	Inamed Corp.	3,684,016
60,800	@	Kinetic Concepts, Inc.	3,906,400
151,200	@,L	Patterson Cos., Inc.	6,862,968
150,530	@	St. Jude Medical, Inc.	6,039,264
			31,428,378
		Healthcare-Services: 5.3%
88,450	@,L	Amsurg Corp.	2,384,612
184,500	@	Community Health Systems, Inc.	6,710,265
47,300		Quest Diagnostics, Inc.	4,966,500
96,600	@,L	WellChoice, Inc.	5,515,860
			19,577,237
		Home Furnishings: 0.5%
22,100	L	Harman Intl. Industries, Inc.	1,831,206
			1,831,206
		Household Products/Wares: 1.8%
21,700		Fortune Brands, Inc.	1,877,050
150,600	L	Yankee Candle Co., Inc.	4,751,430
			6,628,480
		Insurance: 1.0%
96,700	@,L	Proassurance Corp.	3,782,904
			3,782,904
		Internet: 1.3%
742,000	@	TIBCO Software, Inc.	4,704,280
			4,704,280
		Iron/Steel: 1.4%
99,500	L	Nucor Corp.	5,269,520
			5,269,520
		Leisure Time: 0.8%
55,100	L	Polaris Industries, Inc.	2,891,097
			2,891,097
		Lodging: 3.5%
95,100	L	Harrah’s Entertainment, Inc.	6,829,131
165,500		Hilton Hotels Corp.	4,010,065
30,300	L	Station Casinos, Inc.	1,972,530
			12,811,726
		Machinery-Diversified: 3.0%
106,400		Graco, Inc.	3,712,296
140,000	L	Rockwell Automation, Inc.	7,191,800
			10,904,096
		Miscellaneous Manufacturing: 5.3%
84,500	L	Danaher Corp.	4,658,485
70,800		Donaldson Co., Inc.	2,272,680
29,200		ITT Industries, Inc.	2,774,000
115,500	L	Pentair, Inc.	5,140,905
64,200	L	Roper Industries, Inc.	4,487,580
			19,333,650

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares				Value
		Office/Business Equipment: 1.0%
256,800	@,L	Xerox Corp.		$3,484,776
				3,484,776

		Oil and Gas: 8.9%
399,300	L	Chesapeake Energy Corp.		8,173,670
107,300		ENSCO Intl., Inc.		3,573,090
53,300		Murphy Oil Corp.		5,210,075
288,600		Patterson-UTI Energy, Inc.		7,645,014
254,100		XTO Energy, Inc.		7,907,592
				32,509,441

		Oil and Gas Services: 0.8%
50,500		Smith Intl., Inc.		2,967,380
				2,967,380

		Packaging and Containers: 1.5%
220,700	@	Owens-Illinois, Inc.		5,674,197
				5,674,197

		Retail: 13.8%
81,900	@	Advance Auto Parts, Inc.		4,854,213
210,850	L	Applebees Intl., Inc.		5,749,880
282,800	@,L	Chico’s FAS, Inc.		9,674,587
165,800	@,L	Copart, Inc.		4,110,182
234,400		Foot Locker, Inc.		6,190,504
211,300	L	Michaels Stores, Inc.		8,897,843
197,200	@,L	Pacific Sunwear of
		California, Inc.		4,141,200
209,500	@	Sonic Corp.		7,123,000
				50,741,409

		Savings and Loans: 3.0%
130,700	L	Independence Community
		Bank Corp.		4,898,636
274,400	L	Sovereign Bancorp, Inc.		6,124,608
				11,023,244

		Semiconductors: 1.6%
97,500	@,L	Advanced Micro Devices, Inc.		1,599,000
117,400	L	Linear Technology Corp.		4,398,978
				5,997,978

		Software: 5.5%
121,400	L	Adobe Systems, Inc.		4,013,484
135,300	@,L	Avid Technology, Inc.		7,933,992
71,700	@,L	Dun & Bradstreet Corp.		4,405,248
42,800	@	Fiserv, Inc.		1,840,400
41,200	@,L	Mercury Interactive Corp.		1,858,944
				20,052,068

		Telecommunications: 1.5%
241,100	@	Comverse Technology, Inc.		5,673,083
				5,673,083

		Textiles: 2.0%
88,000	@,L	Mohawk Industries, Inc.		7,340,960
				7,340,960

		Transportation: 3.2%
66,100		CH Robinson Worldwide, Inc.		3,778,937
146,850		Forward Air Corp.		3,942,923
204,500	L	J.B. Hunt Transport Services, Inc.		4,106,360
				11,828,220

		Total Common Stock
		(Cost $289,340,583)		365,670,448

Principal Amount				Value

SHORT-TERM INVESTMENTS: 26.7%
		Repurchase Agreement: 0.4%
$1,584,000		Goldman Sachs Repurchase
		Agreement dated 05/31/05, 3.030%,
		due 06/01/05, $1,584,133 to be
		received upon repurchase
		(Collateralized by $1,641,000
		Franchise Mortgage Acceptance
		Corporation, 3.250%, Market Value
		plus accrued interest $1,616,519,
		due 03/14/08.		$1,584,000
		Total Repurchase Agreement
		(Cost $1,584,000)		1,584,000

		Securities Lending CollateralCC: 26.3%
96,371,023		The Bank of New York
		Institutional Cash Reserves Fund		96,371,023
		Total Securities Lending Collateral
		(Cost $96,371,023)		96,371,023
		Total Short-Term Investments
		(Cost $97,955,023)		97,955,023
		Total Investments In
		Securities (Cost
		$ 387,295,606)*	126.4%	$463,625,471
		Other Assets and
		Liabilities-Net	(26.4)	(96,843,491)
		Net Assets	100.0%	$366,781,980

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2005.
*	Cost for federal income tax purposes is $387,339,520. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$82,532,579
	Gross Unrealized Depreciation	(6,246,628)
	Net Unrealized Appreciation	$76,285,951

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 96.5%
		Banks: 1.3%
60,700		East-West Bancorp, Inc.	$2,041,948
11,177	@,L	SVB Financial Group	533,814
			2,575,762

		Biotechnology: 2.1%
124,100	@,L	Integra LifeSciences
		Holdings Corp.	4,147,422
			4,147,422

		Commercial Services: 3.9%
34,900	@	Education Management Corp.	1,132,505
97,350	L	Healthcare Services Group	1,820,445
46,609	@,L	iPayment, Inc.	1,777,667
42,057	@	Laureate Education, Inc.	1,964,062
42,300	@,L	Navigant Consulting, Inc.	970,362
			7,665,041

		Computers: 7.1%
51,792	@	Anteon Intl. Corp.	2,288,688
83,200	@	CACI Intl., Inc.	5,363,072
114,600		Jack Henry & Associates, Inc.	2,027,274
57,065	@	Micros Systems, Inc.	2,566,784
77,100	@,L	Synaptics, Inc.	1,482,633
			13,728,451

		Distribution/Wholesale: 4.2%
35,664		Hughes Supply, Inc.	927,264
83,730	@,L	Nuco2, Inc.	1,982,726
149,550		SCP Pool Corp.	5,356,881
			8,266,871

		Electrical Components
		and Equipment: 1.9%
124,901	@,L	Intermagnetics General Corp.	3,605,892
			3,605,892

		Electronics: 1.9%
31,800	@	Dionex Corp.	1,426,230
116,218	@,L	Measurement Specialties, Inc.	2,254,629
			3,680,859

		Entertainment: 6.2%
134,200	@	Penn National Gaming, Inc.	4,370,894
129,900	@	Scientific Games Corp.	3,095,517
164,733	@, L	Shuffle Master, Inc.	4,513,684
			11,980,095

		Healthcare-Products: 10.4%
137,700	@,L	Arthrocare Corp.	4,439,448
85,300	@	Gen-Probe, Inc.	3,314,758
31,000	@	Inamed Corp.	1,929,130
56,233	@	Intuitive Surgical, Inc.	2,783,534
84,001	@,L	Kyphon, Inc.	2,409,989
129,663	@,L	Laserscope	4,464,296
42,400	@	Viasys Healthcare, Inc.	985,800
			20,326,955

		Healthcare-Services: 6.7%
174,000	@,L	Amsurg Corp.	4,691,040
58,000	@	Pediatrix Medical Group, Inc.	4,270,540
85,840	@,L	United Surgical Partners Intl., Inc.	4,132,338
			13,093,918

		Home Builders: 1.2%
76,940	L	Thor Industries, Inc.	$2,336,111
			2,336,111

		Household Products/Wares: 1.6%
97,600	L	Yankee Candle Co., Inc.	3,079,280
			3,079,280

		Insurance: 3.3%
54,900	@,L	Philadelphia Consolidated
		Holding Co.	4,527,603
50,700	@	Proassurance Corp.	1,983,384
			6,510,987

		Internet: 6.3%
44,400	@	Digital Insight Corp.	965,256
53,000	@	Equinix, Inc.	2,019,300
21,900	@	F5 Networks, Inc.	1,121,499
43,100	@,L	Infospace, Inc.	1,461,952
173,000	@,L	Openwave Systems, Inc.	2,690,150
221,200	@	TIBCO Software, Inc.	1,402,408
247,500	@,L	ValueClick, Inc.	2,653,200
			12,313,765

		Leisure Time: 0.5%
19,900		Polaris Industries, Inc.	1,044,153
			1,044,153

		Lodging: 1.6%
47,332		Station Casinos, Inc.	3,081,313
			3,081,313

		Miscellaneous Manufacturing: 1.7%
64,086	@,L	Ceradyne, Inc.	1,479,746
24,570	@	Cuno, Inc.	1,746,927
			3,226,673

		Oil and Gas: 5.0%
78,800	@	Southwestern Energy Co.	5,500,240
107,000	@,L	Unit Corp.	4,175,140
			9,675,380

		Pharmaceuticals: 2.5%
144,500	@,L	HealthExtras, Inc.	2,476,730
97,364	@	VCA Antech, Inc.	2,410,733
			4,887,463

		Retail: 14.6%
113,800		Applebees Intl., Inc.	3,103,326
94,460	@,L	Chico’s FAS, Inc.	3,231,477
71,963	@	Copart, Inc.	1,783,963
90,400	@	Dave & Buster’s, Inc.	1,623,584
109,000	@,L	Dick’s Sporting Goods, Inc.	3,942,530
65,100	@,L	GameStop Corp.	1,898,316
187,949	@	Pacific Sunwear of California, Inc.	3,946,928
72,800	@	Petco Animal Supplies, Inc.	2,190,552
37,900	@,L	Red Robin Gourmet Burgers, Inc.	2,079,952
137,950	@	Sonic Corp.	4,690,299
			28,490,927

		Semiconductors: 2.4%
46,300	@	Formfactor, Inc.	1,204,726
67,200	@,L	Microsemi Corp.	1,386,336
73,200	@,L	Tessera Technologies, Inc.	2,155,008
			4,746,070

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALL CAP OPPORTUNITIES FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Software: 5.6%
81,400	@,L	Avid Technology, Inc.	$4,773,296
35,000		Global Payments, Inc.	2,425,500
29,700	@	Verint Systems, Inc.	1,039,500
147,531	@	Witness Systems, Inc.	2,564,089
			10,802,385

		Storage/Warehousing: 1.0%
53,600	@,L	Mobile Mini, Inc.	1,978,912
			1,978,912

		Telecommunications: 1.6%
340,745	@,L	Powerwave Technologies, Inc.	3,111,002
			3,111,002

		Transportation: 1.9%
101,730		Forward Air Corp.	2,731,451
39,700		Knight Transportation, Inc.	970,665
			3,702,116

		Total Common Stock
		(Cost $136,327,947)	188,057,803

Principal Amount		Value
SHORT-TERM INVESTMENTS: 30.3%

	Repurchase Agreement: 3.8%
$7,489,000	Goldman Sachs Repurchase
	Agreement dated 05/31/05, 3.030%,
	due 06/01/05, $7,489,630 to be
	received upon repurchase
	(Collateralized by $7,713,000
	Franchise Mortgage Acceptance
	Corporation, 2.750%, Market Value
	plus accrued interest $7,638,908,
	due 10/15/06.	7,489,000
	Total Repurchase Agreement
	(Cost $7,489,000)	7,489,000

Principal Amount			Value
	Securities Lending CollateralCC: 26.5%
51,740,320	The Bank of New York Institutional
	Cash Reserves Fund		$51,740,320
	Total Securities Lending Collateral
	(Cost $51,740,320)		51,740,320
	Total Short-Term Investments
	(Cost $59,229,320)		$59,229,320

	Total Investments In Securities (Cost $195,557,267)*	126.8%	$247,287,123
	Other Assets and Liabilities-Net	(26.8)	(52,332,480)
	Net Assets	100.0%	$194,954,643

@                    Non-income producing security

cc                    Securities purchased with cash collateral for securities loaned.

L                         Loaned security, a portion or all of the security is on loan at May 31, 2005.

*                         Cost for federal income tax purposes is $195,602,450. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$55,277,880
Gross Unrealized Depreciation	(3,593,207)
Net Unrealized Appreciation	$51,684,673

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FINANCIAL SERVICES FUND	AS OF MAY 31, 2005)

Shares			Value
COMMON STOCK: 96.0%

		Banks: 26.2%
277,307		Bank of America Corp.	$12,844,860
120,733		City National Corp.	8,575,665
98,111		Cullen/Frost Bankers, Inc.	4,376,732
215,000		Prosperity Bancshares, Inc.	5,830,800
281,239		The Bank of New York Co., Inc.	8,105,308
335,719		U.S. Bancorp	9,846,638
99,787		Wachovia Corp.	5,064,190
262,695		Wells Fargo & Co.	15,869,406
87,386		Zions Bancorporation	6,190,424
			76,704,023

		Diversified Financial Services: 42.4%
139,106	@	Affiliated Managers Group, Inc.	9,278,370
117,800		American Express Co.	6,343,530
97,166		Capital One Financial Corp.	7,326,316
150,700		CIT Group, Inc.	6,392,694
411,200		Citigroup, Inc.	19,371,631
219,374		Countrywide Financial Corp.	8,154,132
238,993	@	E*TRADE Financial Corp.	2,951,564
120,826		Fannie Mae	7,157,732
42,380		Franklin Resources, Inc.	3,057,293
136,700		Freddie Mac	8,890,968
87,973		Goldman Sachs Group, Inc.	8,577,368
314,198		JPMorgan Chase & Co.	11,232,579
79,179		Lehman Brothers Holdings, Inc.	7,300,304
122,767		MBNA Corp.	2,589,156
153,254		Merrill Lynch & Co., Inc.	8,315,562
151,665		Morgan Stanley	7,425,518
			124,364,717

		Home Builders: 2.6%
223,468		DR Horton, Inc.	7,725,289
			7,725,289

		Insurance: 21.9%
138,345	@@	ACE Ltd.	5,979,271
121,200		AFLAC, Inc.	5,035,860
50,992		Allstate Corp.	2,967,734
184,871		American Intl. Group, Inc.	10,269,583
122,599		Genworth Financial, Inc.	3,554,145
99,459		Hartford Financial Services
		Group, Inc.	7,438,539
96,552		Lincoln National Corp.	4,396,013
132,612		PMI Group, Inc.	5,012,734
98,000		Prudential Financial, Inc.	6,204,380
60,386		Radian Group, Inc.	2,770,510
94,201	@@	RenaissanceRe Holdings Ltd.	4,436,867
164,556		St. Paul Travelers Cos., Inc.	6,233,381
			64,299,017

		Software: 2.9%
226,234		First Data Corp.	8,558,432
			8,558,432

		Total Common Stock
		(Cost $231,935,951)	281,651,478

Principal Amount			Value
SHORT-TERM INVESTMENTS: 4.2%

	Repurchase Agreement: 4.2%
$12,366,000	Goldman Sachs Repurchase
	Agreement dated 05/31/05, 3.030%,
	due 06/01/05, $12,367,041 to be
	received upon repurchase
	(Collateralized by $12,605,000
	Federal Home Loan Bank,
	2.125%-3.875%, Market Value
	plus accrued interest $12,614,133,
	due 09/15/05-08/06/07.		$12,366,000

	Total Short-Term Investments
	(Cost $12,366,000)		$12,366,000

	Total Investments In Securities (Cost $244,301,951)*	100.2%	$294,017,478
	Other Assets and Liabilities-Net	(0.2)	(670,332)
	Net Assets	100.0%	$293,347,146

@                                    Non-income producing security

@@                        Foreign issuer

*                                         Cost for federal income tax purposes is $244,747,102. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$55,885,177
Gross Unrealized Depreciation	(6,614,801)
Net Unrealized Appreciation	$49,270,376

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LARGECAP VALUE FUND	AS OF MAY 31, 2005

Shares				Value
COMMON STOCK: 97.4%

		Agriculture: 3.2%
15,480		Altria Group, Inc.		$1,039,327
4,570		Reynolds American, Inc.		378,899
				1,418,226

		Auto Manufacturers: 8.3%
174,150		Ford Motor Co.		1,738,017
62,280		General Motors Corp.		1,963,688
				3,701,705

		Auto Parts and Equipment: 2.4%
248,740		Delphi Corp.		1,082,019
				1,082,019

		Computers: 10.9%
56,490		Electronic Data Systems Corp.		1,112,853
57,740		Hewlett-Packard Co.		1,299,728
8,420		International Business Machines Corp.		636,131
292,630	@	Sun Microsystems, Inc.		1,114,920
98,610	@	Unisys Corp.		713,936
				4,877,568

		Communications Equipment: 3.7%
587,190	@	Lucent Technologies, Inc.		1,650,004
				1,650,004

		Diversified Financial Services: 5.2%
17,660		CIT Group, Inc.		749,137
8,200		Citigroup, Inc.		386,302
33,040		J.P. Morgan Chase & Co.		1,181,180
				2,316,619

		Environmental Control: 0.9%
13,330		Waste Management, Inc.		393,102
				393,102

		Food: 12.6%
80,660		Albertson’s, Inc.		1,693,053
11,860		Kraft Foods, Inc.		384,738
100,790	@	Kroger Co.		1,690,248
84,710	@	Safeway, Inc.		1,864,468
				5,632,507

		Healthcare-Services: 2.8%
101,710	@	Tenet Healthcare Corp.		1,232,725
				1,232,725

		Housewares: 1.4%
27,550		Newell Rubbermaid, Inc.		627,865
				627,865

		Insurance: 7.5%
14,380		American Intl. Group, Inc.		798,809
23,690		Aon Corp.		590,592
13,670		Loews Corp.		1,029,351
16,740		Nationwide Financial Services		639,133
17,200		UnumProvident Corp.		315,792
				3,373,677

		Office/Business Equipment: 3.4%
111,890	@	Xerox Corp.		1,518,347
				1,518,347

		Pharmaceuticals: 15.0%
63,870		Bristol-Myers Squibb Co.		$1,619,743
51,480		Merck & Co., Inc.		1,670,011
45,340		Pfizer, Inc.		1,264,986
68,850		Schering-Plough Corp.		1,342,575
19,170		Wyeth		831,403
				6,728,718

		Pipelines: 3.2%
136,780		El Paso Corp.		1,414,305
				1,414,305

		Semiconductors: 3.7%
148,960	@	Micron Technology, Inc.		1,635,581
				1,635,581

		Telecommunications: 12.4%
65,840		BellSouth Corp.		1,761,879
74,050		SBC Communications, Inc.		1,731,289
16,230		Sprint Corp.		384,489
46,990		Verizon Communications, Inc.		1,662,506
				5,540,163

		Toys/Games/Hobbies: 0.8%
18,580		Mattel, Inc.		337,784
				337,784

		Total Investments In Securities (Cost $43,794,922)*	97.4%	$43,480,915
		Other Assets and Liabilities-Net	2.6	1,167,040
		Net Assets	100.0%	$44,647,955

@            Non-income producing security

*              Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$2,003,514
Gross Unrealized Depreciation	(2,317,521)
Net Unrealized Depreciation	$(314,007)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MAGNACAP FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 99.7%

		Aerospace/Defense: 1.8%
58,200		General Dynamics Corp.	$6,284,436
			6,284,436

		Agriculture: 3.6%
184,300		Altria Group, Inc.	12,373,902
			12,373,902

		Apparel: 1.6%
67,500		Nike, Inc.	5,548,500
			5,548,500

		Banks: 8.3%
290,600		Bank of America Corp.	13,460,592
107,700		The Bank of New York Co., Inc.	3,103,914
197,200		Wells Fargo & Co.	11,912,852
			28,477,358

		Beverages: 1.8%
81,100		Coca-Cola Co.	3,619,493
41,400		Molson Coors Brewing Co.	2,420,658
			6,040,151

		Building Materials: 1.4%
153,000		Masco Corp.	4,899,060
			4,899,060

		Chemicals: 4.2%
135,500		Dow Chemical Co.	6,136,795
70,300		Lyondell Chemical Co.	1,668,922
145,700		Praxair, Inc.	6,828,959
			14,634,676

		Coal: 1.3%
95,300		Peabody Energy Corp.	4,549,622
			4,549,622

		Computers: 2.8%
125,500		International Business
		Machines Corp.	9,481,525
			9,481,525

		Diversified Financial Services: 15.7%
65,100	L	Capital One Financial Corp.	4,908,540
194,200		Citigroup, Inc.	9,148,762
197,500		Countrywide Financial Corp.	7,341,075
116,500		Freddie Mac	7,577,160
230,800		JPMorgan Chase & Co.	8,251,100
18,900		Lehman Brothers Holdings, Inc.	1,742,580
113,400		Merrill Lynch & Co., Inc.	6,153,084
182,600		Morgan Stanley	8,940,096
			54,062,397

		Electric: 2.6%
60,200		Entergy Corp.	4,324,166
125,800	L	PG&E Corp.	4,499,866
			8,824,032

		Electrical Components and Equipment: 1.9%
98,800		Emerson Electric Co.	6,567,236
			6,567,236

		Electronics: 2.4%
320,500	@@	Koninklijke Philips
		Electronics NV	$8,211,210
			8,211,210

		Food: 1.3%
67,900	@@	Nestle SA ADR	4,478,949
			4,478,949

		Forest Products and Paper: 0.5%
52,600	L	International Paper Co.	1,694,246
			1,694,246

		Gas: 1.3%
110,500		Sempra Energy	4,383,535
			4,383,535

		Healthcare-Services: 1.9%
62,600		Quest Diagnostics, Inc.	6,573,000
			6,573,000

		Insurance: 3.9%
113,200		American Intl. Group, Inc.	6,288,260
159,900		MetLife, Inc.	7,131,540
			13,419,800

		Household Products/Wares: 2.1%
112,500		Kimberly-Clark Corp.	7,237,125
			7,237,125

		Leisure Time: 1.1%
84,200	@@,L	Royal Caribbean Cruises Ltd.	3,882,462
			3,882,462

		Lodging: 0.5%
30,300	@,@@,L	Kerzner Intl. Ltd.	1,865,874
			1,865,874

		Media: 3.3%
106,400		Gannett Co., Inc.	7,922,544
92,400	L	Tribune Co.	3,343,032
			11,265,576

		Mining: 0.7%
88,200		Alcoa, Inc.	2,390,220
			2,390,220

		Miscellaneous Manufacturing: 5.6%
69,800		Danaher Corp.	3,848,074
242,700		General Electric Co.	8,853,696
223,900	@@,L	Tyco Intl., Ltd.	6,477,427
			19,179,197

		Office/Business Equipment: 0.5%
123,000	@	Xerox Corp.	1,669,110
			1,669,110

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MAGNACAP FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares				Value
		Oil and Gas: 11.7%
61,200		Apache Corp.		$3,596,112
57,500	@@	BP PLC ADR		3,461,500
112,000	L	Cabot Oil & Gas Corp.		3,511,200
42,100		ConocoPhillips		4,540,064
73,200	L	EOG Resources, Inc.		3,651,948
209,600		Exxon Mobil Corp.		11,779,520
164,700	@,L	Plains Exploration & Production Co.		5,031,585
145,300		XTO Energy, Inc.		4,521,736
				40,093,665

		Oil and Gas Services: 2.9%
71,000	L	BJ Services Co.		3,574,850
146,400		Halliburton Co.		6,257,136
				9,831,986

		Pharmaceuticals: 4.3%
364,600		Pfizer, Inc.		10,172,340
137,700	@@,L	Teva Pharmaceutical Industries Ltd. ADR		4,595,049
				14,767,389

		Retail: 3.0%
87,400	L	Best Buy Co., Inc.		4,757,182
175,400		McDonald’s Corp.		5,426,876
				10,184,058

		Savings and Loans: 2.2%
337,200		Sovereign Bancorp, Inc.		7,526,304
				7,526,304

		Software: 1.5%
206,800	L	Microsoft Corp.		5,335,440
				5,335,440

		Telecommunications: 2.0%
294,500		SBC Communications, Inc.		6,885,410
				6,885,410

		Total Common Stock (Cost $300,086,256)		342,617,451

SHORT-TERM INVESTMENTS: 12.7%

		Repurchase Agreement: 0.9%
$3,302,000		Goldman Sachs Repurchase Agreement dated 05/31/05, 3.030%, due 06/01/05, $3,302,278 to be received upon repurchase (Collateralized by $3,405,000 Federal Home Loan Bank, 3.080%, Market Value plus accrued interest $3,371,438, due 12/04/07.		$3,302,000

		Total Repurchase Agreement (Cost $3,302,000)
				3,302,000

		Securities Lending Collateralcc: 11.8%
40,540,622		The Bank of New York Institutional Cash Reserves Fund		40,540,622
		Total Securities Lending Collateral (Cost $40,540,622)		40,540,622
		Total Short-Term Investments (Cost $43,842,622)		43,842,622

		Total Investments In Securities (Cost $343,928,878)*	112.4%	$386,460,073
		Other Assets and Liabilities-Net	(12.4)	(42,712,608)
		Net Assets	100.0%	$343,747,465

@                                    Non-income producing security

@@                        Foreign issuer

ADR                     American Depositary Receipt

cc                                    Securities purchased with cash collateral for securities loaned.

L                                         Loaned security, a portion or all of the security is on loan at May 31, 2005.

*                                         Cost for federal income tax purposes is $343,949,065. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$47,893,155
Gross Unrealized Depreciation	(5,382,147)
Net Unrealized Appreciation	$42,511,008

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE FUND	AS OF MAY 31, 2005

Shares			Value

COMMON STOCK: 98.0%

		Agriculture: 2.0%
102,617		Loews Corp.	$3,066,196
			3,066,196

		Airlines: 2.8%
241,850	@,L	AMR Corp.	3,119,865
296,400	@,L	Delta Air Lines, Inc.	1,141,140
			4,261,005

		Apparel: 3.7%
512,810	@,@@,L	Tommy Hilfiger Corp.	5,712,703
			5,712,703

		Auto Parts and Equipment: 14.7%
99,060		American Axle & Manufacturing Holdings, Inc.	2,050,542
196,910	L	ArvinMeritor, Inc.	2,835,504
120,900		Dana Corp.	1,638,195
598,550	L	Delphi Corp.	2,603,693
440,620	@,L	Goodyear Tire & Rubber Co.	6,340,522
42,500	L	Lear Corp.	1,602,250
721,610	L	Visteon Corp.	5,505,884
			22,576,590

		Banks: 0.6%
100,000	@@	W Holding Co., Inc.	903,000
			903,000

		Chemicals: 3.3%
79,000	@	Huntsman Corp.	1,520,750
171,300	L	Sensient Technologies Corp.	3,485,955
			5,006,705

		Commercial Services: 6.6%
330,300	@	Convergys Corp.	4,501,989
49,000	L	Kelly Services, Inc.	1,362,690
560,580		Service Corp. Intl.	4,249,196
			10,113,875

		Computers: 9.4%
705,400	@	Gateway, Inc.	2,440,684
323,580	@,L	Synopsys, Inc.	5,847,091
847,490	@,L	Unisys Corp.	6,135,827
			14,423,602

		Diversified Financial Services: 0.7%
24,000		CIT Group, Inc.	1,018,080
			1,018,080

		Electric: 0.0%
162,000	@,L	Mirant Corp.	57,105
			57,105

		Electronics: 4.6%
302,700	@,L	Kemet Corp.	2,118,900
1,343,672	@,L	Solectron Corp.	4,904,403
			7,023,303

		Food: 7.2%
105,800	L	Albertson’s, Inc.	$2,220,742
349,030	@	Del Monte Foods Co.	3,643,873
199,980	@	Safeway, Inc.	4,401,560
818,464	@,L	Winn-Dixie Stores, Inc.	859,387
			11,125,562

		Healthcare-Services: 3.3%
411,810	@,L	Tenet Healthcare Corp.	4,991,137
			4,991,137

		Home Furnishings: 3.2%
334,400	L	Maytag Corp.	4,878,896
			4,878,896

		Insurance: 8.9%
42,100	@	Allmerica Financial Corp.	1,470,132
112,840	@@	Assured Guaranty Ltd.	2,318,862
62,460	@,L	CNA Financial Corp.	1,722,647
69,400	L	Nationwide Financial Services	2,649,692
285,550	L	Phoenix Cos., Inc.	3,283,825
125,230	L	UnumProvident Corp.	2,299,223
			13,744,381

		Office/Business Equipment: 3.1%
498,920		IKON Office Solutions, Inc.	4,834,535
			4,834,535

		Pipelines: 5.2%
618,800	@,L	Dynegy, Inc.	2,877,420
498,883		El Paso Corp.	5,158,450
			8,035,870

		Retail: 2.9%
169,750	@	Toys “R” Us, Inc.	4,447,450
			4,447,450

		Semiconductors: 4.1%
372,469	@	Agere Systems, Inc. - Class B	5,065,578
111,958	@,L	Micron Technology, Inc.	1,229,299
			6,294,877

		Telecommunications: 11.7%
1,539,550	@	3Com Corp.	5,634,753
266,384	@	Avaya, Inc.	2,437,414
66,550		CenturyTel, Inc.	2,182,175
994,030	@	Cincinnati Bell, Inc.	3,926,419
186,750	@	Tellabs, Inc.	1,535,085
315,090	@,L	UTStarcom, Inc.	2,319,062
			18,034,908
		Total Common Stock
		(Cost $164,976,686)	150,549,780

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 24.0%
	Securities Lending CollateralCC: 24.0%
$36,890,766	The Bank of New York Institutional
	Cash Reserves Fund		$36,890,766
	Total Short-Term Investments
	(Cost $36,890,766)		36,890,766
	Total Investments in
	Securities (Cost
	$201,867,452)*	122.0%	$187,440,546
	Other Assets and
	Liabilities-Net	(22.0)	(33,749,542)
	Net Assets	100.0%	$153,691,004

@                                    Non-income producing security

@@                        Foreign issuer

cc                                    Securities purchased with cash collateral for securities loaned.

L                                         Loaned security, a portion or all of the security is on loan at May 31, 2005.

*                                         Cost for federal income tax purposes is $201,912,898. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$14,006,264
Gross Unrealized Depreciation	(28,478,616)
Net Unrealized Depreciation	$(14,472,352)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE CHOICE FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
COMMON STOCK: 60.6%

		Agriculture: 1.3%
4,300		Archer-Daniels-Midland Co.	$85,355
			85,355

		Chemicals: 2.8%
600	@@	DSM NV ADR	10,085
13,700	@	Mosaic Co.	179,196
			189,281

		Computers: 1.6%
20,000	@	Maxtor Corp.	109,800
			109,800

		Distribution/Wholesale: 0.8%
900		CDW Corp.	52,362
			52,362

		Electric: 6.0%
1,900		Alliant Energy Corp.	52,440
900		American Electric Power Co., Inc.	32,121
700		DTE Energy Co.	33,278
1,900	@@	Energias de Portugal SA ADR	48,374
1,900		Idacorp, Inc.	53,808
6,300	@@	Korea Electric Power Corp. ADR	93,807
1,100		Progress Energy, Inc.	48,653
2,100		Puget Energy, Inc.	47,775
			410,256

		Electronics: 1.9%
1,000	@,@@	Kyocera Corp. ADR	76,850
3,400	@	OSI Systems, Inc.	50,660
			127,510

		Environmental Control: 2.6%
22,200	@	Allied Waste Industries, Inc.	171,162
			171,162

		Food: 4.7%
3,000		Albertson’s, Inc.	62,970
5,200	@	Del Monte Foods Co.	54,288
5,600	@	Kroger Co.	93,912
5,500		Tyson Foods, Inc.	101,530
			312,700

		Forest Products and Paper: 2.9%
1,800		Bowater, Inc.	56,520
6,800	@@	Domtar, Inc.	51,340
8,900	@@	Sappi Ltd. ADR	86,953
			194,813

		Insurance: 1.9%
3,100		Aon Corp.	77,283
1,900	@	CNA Financial Corp.	52,402
			129,685

		Machinery-Construction and Mining: 0.1%
300	@@	Komatsu Ltd. ADR	9,074
			9,074

		Machinery-Diversified: 4.4%
8,800	@	AGCO Corp.	161,568
3,000	@@	CNH Global NV	53,490
3,200		Lindsay Manufacturing Co.	64,032
700	@@	Metso Oyj ADR	14,049
			293,139

		Mining: 18.0%
5,650	@@	AngloGold Ashanti Ltd. ADR	$194,021
10,800	@,@@	Apex Silver Mines Ltd.	145,260
4,900	@@	Barrick Gold Corp.	112,651
72,800	@,@@	Bema Gold Corp.	150,696
21,800	@,@@	Eldorado Gold Corp.	50,358
9,000	@,@@	Gammon Lake Resources, Inc.	53,820
600	@@	Inco Ltd.	23,154
4,800	@,@@	Lihir Gold Ltd. ADR	78,912
2,800	@@	Lonmin PLC ADR	52,358
3,000		Newmont Mining Corp.	111,720
6,200	@@	Noranda, Inc.	102,920
19,600	@,@@	Orezone Resources, Inc.	23,520
8,100	@@	Placer Dome, Inc.	109,512
			1,208,902

		Miscellaneous Manufacturing: 1.1%
2,500		Trinity Industries, Inc.	72,650
			72,650

		Oil and Gas: 1.7%
796		Kerr-McGee Corp.	58,793
2,100	@@	Nexen, Inc.	54,600
			113,393

		Oil and Gas Services: 1.6%
2,400	@@	Technip SA ADR	106,104
			106,104

		Real Estate Investment Trusts: 1.0%
9,500		MFA Mortgage Investments, Inc.	67,355
			67,355

		Retail: 0.9%
8,500	@	Rite Aid Corp.	33,660
700	@	School Specialty, Inc.	27,454
			61,114

		Software: 0.2%
4,100	@	Authentidate Holding Corp.	12,054
			12,054

		Telecommunications: 1.4%
4,500	@@	KT Corp. ADR	94,185
			94,185

		Transportation: 3.7%
4,700	@	Central Freight Lines, Inc.	13,677
1,600	@@	CP Ships Ltd.	27,744
3,100		Union Pacific Corp.	207,576
			248,997
		Total Common Stock
		(Cost $4,077,075)	4,069,891

PREFERRED STOCK: 0.4%
		Mining: 0.4%
700	@	Freeport-McMoRan
		Copper & Gold, Inc.	29,127
		Total Preferred Stock
		(Cost $30,236)	29,127

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE CHOICE FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
CONVERTIBLE CORPORATE BONDS: 15.0%

	Electrical Components and
	Equipment: 2.0%
$ 207,000	GrafTech Intl. Ltd., 1.625%,
	due 01/15/24		$132,221
			132,221

	Electronics: 0.8%
53,000	Agilent Technologies, Inc., 3.000%,
	due 12/01/21		52,139
3,000	FEI Co., 5.500%, due 08/15/08		3,049
			55,188

	Environmental Control: 1.2%
104,000	Allied Waste North America, 4.250%,
	due 04/15/34		83,200
			83,200

	Mining: 0.3%
28,000	Apex Silver Mines Ltd., 2.875%,
	due 03/15/24		18,235
			18,235

	Semiconductors: 7.5%
86,000	Axcelis Technologies, Inc., 4.250%,
	due 01/15/07		82,238
26,000	Brooks Automation, Inc., 4.750%,
	due 06/01/08		24,863
208,000	International Rectifier Corp., 4.250%,
	due 07/15/07		205,139
195,000	Triquint Semiconductor, Inc., 4.000%,
	due 03/01/07		188,418
			500,658

	Telecommunications: 3.2%
271,000	Adaptec, Inc., 0.750%, due 12/22/23		214,429
			214,429

	Total Convertible Corporate Bonds
	(Cost $1,035,482)		1,003,931

	Total Investments In
	Securities (Cost
	$5,142,793)*	76.0%	$5,102,949
	Other Assets and
	Liabilities-Net	24.0	1,613,300
	Net Assets	100.0%	$6,716,249

@                                    Non-income producing security

@@                        Foreign issuer

ADR                     American Depositary Receipt

*                                         Cost for federal income tax purposes is $5,177,862. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$79,039
Gross Unrealized Depreciation	(140,274)
Net Unrealized Depreciation	$(61,235)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 95.9%

		Airlines: 1.8%
685,520	@,L	Delta Air Lines, Inc.	$2,639,252
			2,639,252

		Apparel: 4.6%
132,150	L	Russell Corp.	2,471,205
386,440	@,@@	Tommy Hilfiger Corp.	4,304,942
			6,776,147

		Auto Parts and Equipment: 16.3%
174,940		American Axle & Manufacturing
		Holdings, Inc.	3,621,258
263,640	L	ArvinMeritor, Inc.	3,796,517
132,500		Cooper Tire & Rubber Co.	2,522,800
280,539	@,L	Goodyear Tire & Rubber Co.	4,036,956
182,590	L	Superior Industries Intl., Inc.	4,135,664
774,640	L	Visteon Corp.	5,910,503
			24,023,698

		Chemicals: 3.9%
98,105	@@	Octel Corp.	1,771,776
194,590	L	Sensient Technologies Corp.	3,959,907
			5,731,683

		Commercial Services: 3.8%
125,430		Kelly Services, Inc.	3,488,209
281,980		Service Corp. Intl.	2,137,408
			5,625,617

		Computers: 3.9%
113,440	@,L	Electronics for Imaging	2,155,360
1,030,150	@	Gateway, Inc.	3,564,319
			5,719,679

		Diversified Financial Services: 1.5%
407,110	@,L	LaBranche & Co., Inc.	2,251,318
			2,251,318

		Electrical Components and
		Equipment: 1.4%
104,860		Belden CDT, Inc.	2,109,783
			2,109,783

		Electronics: 2.9%
600,040	@,L	Kemet Corp.	4,200,280
			4,200,280

		Food: 4.8%
125,440	@	Del Monte Foods Co.	1,309,594
675,960	@,L	Interstate Bakeries Corp.	4,353,182
1,385,637	@,L	Winn-Dixie Stores, Inc.	1,454,919
			7,117,695

		Hand/Machine Tools: 1.1%
90,220		Starrett (L.S.) Co.	1,540,055
			1,540,055

		Healthcare-Services: 1.8%
659,900	@,L	OCA, Inc.	2,705,590
			2,705,590

		Home Builders: 3.3%
249,029		Coachmen Industries, Inc.	$3,050,605
200,900	@	National RV Holdings, Inc.	1,781,983
			4,832,588

		Home Furnishings: 5.4%
236,800		Kimball International, Inc.	2,912,640
343,220	L	Maytag Corp.	5,007,580
			7,920,220

		Household Products/Wares: 1.6%
88,800	L	American Greetings Corp.	2,307,024
			2,307,024

		Insurance: 8.3%
41,820	@	Allmerica Financial Corp.	1,460,354
73,540	@@	Assured Guaranty Ltd.	1,511,247
29,990		Kansas City Life Insurance Co.	1,413,129
172,088	@	KMG America Corp.	1,555,676
18,745	@	National Western Life
		Insurance Co.	3,437,364
155,260	L	Phoenix Cos., Inc.	1,785,490
132,470	@	PMA Capital Corp.	984,252
			12,147,512

		Iron/Steel: 1.3%
120,950	L	Ryerson Tull, Inc.	1,840,920
			1,840,920

		Leisure Time: 3.2%
272,900		Callaway Golf Co.	3,190,201
125,700	@,L	K2, Inc.	1,582,563
			4,772,764

		Machinery-Diversified: 3.5%
13,280		Nacco Industries, Inc.	1,361,200
135,290		Tecumseh Products Co.	3,710,328
			5,071,528

		Miscellaneous Manufacturing: 0.4%
33,453		Federal Signal Corp.	522,870
			522,870

		Pipelines: 2.5%
800,520	@,L	Dynegy, Inc.	3,722,418
			3,722,418

		Retail: 1.7%
102,160		Dillard’s, Inc.	2,443,667
			2,443,667

		Semiconductors: 2.5%
110,000	@	Agere Systems, Inc. - Class A	1,496,000
163,800	@	Agere Systems, Inc. - Class B	2,227,680
			3,723,680

		Software: 1.9%
156,160	@	SPSS, Inc.	2,729,677
			2,729,677

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Telecommunications: 10.3%
1,243,560	@	3Com Corp.	$4,551,430
1,060,766	@	Adaptec, Inc.	4,221,849
719,863	@	Cincinnati Bell, Inc.	2,843,459
486,340	@,L	UTStarcom, Inc.	3,579,462
			15,196,200

		Transportation: 2.2%
211,000	@,L	Sirva, Inc.	1,656,350
134,300	@	US Xpress Enterprises, Inc.	1,639,803
			3,296,153

		Total Common Stock
		(Cost $157,615,381)	140,968,018

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 26.4%

	Securities Lending CollateralCC: 26.4%
$38,858,767	The Bank of New York Institutional
	Cash Reserves Fund		38,858,767
	Total Short-Term Investments
	(Cost $38,858,767)		38,858,767
	Total Investments In
	Securities (Cost
	$196,474,148)*	122.3%	$179,826,785
	Other Assets and
	Liabilities-Net	(22.3)	(32,742,671)
	Net Assets	100.0%	$147,084,114

@                                    Non-income producing security

@@                        Foreign issuer

cc                                    Securities purchased with cash collateral for securities loaned.

L                                         Loaned security, a portion or all of the security is on loan at May 31, 2005.

*                                         Cost for federal income tax purposes is $196,837,741. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$8,506,399
Gross Unrealized Depreciation	(25,517,355)
Net Unrealized Depreciation	$(17,010,956)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE CHOICE FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 91.2%

		Apparel: 2.3%
10,400	@	Gymboree Corp.	$137,958
			137,958

		Auto Parts and Equipment: 1.6%
5,200	@	Commercial Vehicle Group, Inc.	95,517
			95,517

		Banks: 1.5%
5,700	@	Bancorp, Inc.	89,138
			89,138

		Building Materials: 1.5%
2,200		York Intl. Corp.	90,652
			90,652

		Chemicals: 2.2%
4,700	@@	Agrium, Inc.	88,791
1,500		Georgia Gulf Corp.	47,730
			136,521

		Commercial Services: 1.7%
2,800	@@	Ritchie Bros Auctioneers, Inc.	104,176
			104,176

		Computers: 5.0%
24,700	@	Maxtor Corp.	135,705
65,000	@	Quantum Corp.	169,115
			304,820

		Diversified Financial Services: 2.4%
3,500		IndyMac Bancorp, Inc.	144,097
			144,097

		Electrical Components and
		Equipment: 2.9%
12,400	@	General Cable Corp.	173,734
			173,734

		Electronics: 2.3%
5,600	@	Excel Technology, Inc.	140,262
			140,262

		Engineering and Construction: 1.5%
4,100	@@	Chicago Bridge & Iron Co. NV	88,553
			88,553

		Environmental Control: 2.5%
6,400	@	Aleris Intl., Inc.	152,328
			152,328

		Food: 3.0%
17,400	@	Del Monte Foods Co.	181,664
			181,664

		Forest Products and Paper: 11.2%
5,600		Bowater, Inc.	176,328
12,900	@	Buckeye Technologies, Inc.	106,525
5,000		P. H. Glatfelter Co.	56,160
17,600	@@	Sappi Ltd. ADR	172,455
13,800		Wausau-Mosinee Paper Corp.	172,562
			684,030

		Hand/Machine Tools: 4.3%
3,300		Kennametal, Inc.	$145,200
3,600		Lincoln Electric Holdings, Inc.	117,828
			263,028

		Insurance: 1.5%
12,000	@	PMA Capital Corp.	89,539
			89,539

		Iron/Steel: 3.6%
8,950		Gibraltar Industries, Inc.	175,081
1,200		Reliance Steel & Aluminum Co.	46,033
			221,114

		Machinery-Diversified: 3.4%
10,600		Sauer-Danfoss, Inc.	208,238
			208,238

		Metal Fabricate/Hardware: 1.4%
10,400	@	Earle M. Jorgensen Co.	86,847
			86,847

		Mining: 1.9%
5,100	@	Century Aluminum Co.	114,367
			114,367

		Miscellaneous Manufacturing: 3.8%
11,700	@	Griffon Corp.	233,565
			233,565

		Oil and Gas: 7.3%
5,000	@	Denbury Resources, Inc.	159,732
7,400		Range Resources Corp.	170,652
1,600	@	Southwestern Energy Co.	111,732
			442,116

		Oil and Gas Services: 3.2%
25,200	@,@@	Stolt Offshore SA ADR	193,114
			193,114

		Packaging and Containers: 0.9%
5,200	@	Smurfit-Stone Container Corp.	56,915
			56,915

		Real Estate Investment Trusts: 8.7%
7,500		Anthracite Capital, Inc.	87,474
15,200		HomeBanc Corp.	143,514
11,300		New York Mortgage Trust, Inc.	103,319
2,050		RAIT Investment Trust	58,631
2,800		Saxon Capital, Inc.	47,446
9,400		Sunset Financial Resources, Inc.	88,801
			529,185

		Retail: 3.0%
10,100		Casey’s General Stores, Inc.	182,297
			182,297

		Savings and Loans: 1.4%
5,100	@	Franklin Bank Corp.	87,372
			87,372

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE CHOICE FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
	Semiconductors: 3.1%
23,900	@ Mattson Technology, Inc.		$186,781
			186,781

	Textiles: 0.9%
16,000	@ Quaker Fabric Corp.		55,827
			55,827

	Transportation: 1.9%
5,950	@ Marten Transport Ltd.		116,819
			116,819

	Total Investments In
	Securities (Cost
	$5,723,560)*	91.9%	$5,590,574
	Other Assets and
	Liabilities-Net	8.1	493,391
	Net Assets	100.0%	$6,083,965

@                                    Non-income producing security

@@                        Foreign issuer

ADR                     American Depositary Receipt

*                                         Cost for federal income tax purposes is $5,735,474. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$119,199
Gross Unrealized Depreciation	(264,099)
Net Unrealized Depreciation	$(144,900)

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2005 were as follows:

Fund Name	Type	Per Share Amount
Convertible Fund
Class A	NII	$0.4697
Class B	NII	$0.3193
Class C	NII	$0.3384
Class Q	NII	$0.4698

Equity and Bond Fund
Class A	NII	$0.1895
Class B	NII	$0.0894
Class C	NII	$0.1091
Class Q	NII	$0.1619

Real Estate Fund
Class A	NII	$0.5020
Class B	NII	$0.4010
Class C	NII	$0.3851
Class I	NII	$0.5343
Class O	NII	$0.3822
All Classes	STCG	$0.4419
All Classes	LTCG	$0.5037

LargeCap Growth Fund
Class A	NII	$0.3807
Class B	NII	$0.2648
Class C	NII	$0.2660
Class I	NII	$0.4574
Class Q	NII	$0.4170
All Classes	ROC	$0.1453

Financial Services Fund
Class A	NII	$0.0778
Class C	NII	$0.0956
Class O	NII	$0.1345
All Classes	STCG	$0.1303
All Classes	LTCG	$1.3461

LargeCap Value Fund
Class A	NII	$0.0769
Class B	NII	$0.0324
Class C	NII	$0.0310
Class Q	NII	$0.0929
All Classes	STCG	$0.3248

MagnaCap Fund
Class A	NII	$0.1328
Class B	NII	$0.0206
Class C	NII	$0.0211
Class I	NII	$0.2027
Class M	NII	$0.0393
Class Q	NII	$0.0736

MidCap Value Fund
All Classes	STCG	$0.4975
All Classes	LTCG	$0.3854

SmallCap Value Fund
All Classes	STCG	$0.3885
All Classes	LTCG	$0.4973

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

ROC — Return of capital

Total long-term capital gains distributions designated by the Funds are as follows:

Real Estate Fund:	$8,486,213
Financial Services:	$18,500,182
MidCap Value Fund:	$5,232,768
SmallVap Value Fund:	$5,445,567

Of the ordinary distributions made during the fiscal year ended May 31, 2005, the following percentages qualify for the dividends received deduction available to corporate shareholders:

Convertible Fund:	63.46%
Equity and Bond Fund:	82.10%
Real Estate Fund:	1.04%
LargeCap Growth Fund:	43.61%
Financial Services Fund:	99.93%
LargeCap Value Fund:	35.77%
MagnaCap Fund:	100.00%
MidCap Value Fund	23.13%
SmallCap Value Fund:	12.30%

For the fiscal periods ended May 31, 2005, the following are percentages of ordinary dividends paid by the Funds that are desiginated as qualifying dividend income subject to reduced income tax rates for indivduals:

Convertible Fund:	63.46%
Equity and Bond Fund:	81.84%
Real Estate Fund:	2.75	%(1)
LargeCap Growth Fund:	79.82%
Financial Services Fund:	99.93%
LargeCap Value Fund:	35.68%
MagnaCap Fund:	100.00%
MidCap Value Fund	23.15%
SmallCap Value Fund:	12.30%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January 2005, shareholders, excluding corporate shareholders, received an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in calendar year 2004.

(1)          For the tax year ended December 31, 2004.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Funds are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address	Position(s) Held with	Term of Office and Length of Time	Principal Occupation(s) During the	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by
and Age	Trust	Served(1)	Past Five Years	by Trustee	Trustee
Independent Trustees:

John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Trustee	January 2005 - Present	Executive Director, The Mark Twain House & Museum(2) (September 1989 - Present).	154	None

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 59	Trustee	February 2002 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 - Present).	154	None

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 57	Trustee	February 2002 - Present	President, College of New Jersey (January 1999 - Present).	154	New Jersey Resources (September 2003 - Present).

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 62	Trustee	January 2005 - Present	President and Chief Executive Officer International Insurance Society (June 2001 - Present). Formerly, Executive Vice, Frontier Insurance Group, Inc. (September 1998 - March 2001).	154	Assured Guaranty Ltd. (November 2003 - Present).

Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 68	Trustee	October 1999 - Present	Retired.	154	BestPrep (September 1991 - Present).

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 59	Chairman and Trustee	August 1995 - Present for ING Investment Funds, Inc.	Private Investor (June 1997 - Present). Formerly Director and Chief	154	JDA Software Group, Inc. (January 1999 - Present); Swift

		October 1999 - Present for ING Mayflower Trust and ING Equity Trust	Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).		Transportation Co. (March 2004 - Present).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 65	Trustee	October 1999 - Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 - Present).	154

Progressive Capital Accumulation Trust (August 1998 - Present); Principled Equity Market Trust (November 1996 - Present); Mercy Endowment Foundation (September 1995 - Present); Asian American Bank and Trust Company (June 1992 - Present); and Notre Dame Health Care Center (July 1991 - Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born : 59	Trustee	February 2002 - Present for ING Investment Funds, Inc. and ING Equity Trust October 1999 - Present for ING Mayflower Trust	President, Springwell Corporation (March 1989 - Present).	154	AmeriGas Propane, Inc. (January 1998 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address	Position(s) Held with	Term of Office and Length of Time	Principal Occupation(s) During the	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by
and Age	Trust	Served(1)	Past Five Years	by Trustee	Trustee
Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 69	Trustee	February 2001 - Present	Retired. Formerly, Vice President - Finance and Administration, The Channel Corporation (June 1996 - April 2002). Formerly, Trustee, First Choice Funds (February 1997 - April 2001).	154	Touchstone Consulting Group (June 1997 - Present) and Jim Henson Legacy (April 1994 - Present).

Trustees who are “Interested Persons”:

Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 59	Trustee	February 2001 - Present	Chief Executive Officer, ING U.S. Financial Services (January 2005 - Present); General Manager and Chief Executive Officer, U.S. Financial Services (December 2003 - December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 - December 2003); and General Manager and Chief Executive Officer, U.S. Worksite Financial Services (December 2000 - September 2001).	200

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc.; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 - Present).

John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 65	Trustee	October 1999 - Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 - January 2002); Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Company (July 1993 - September 2000); Director of ReliaStar Life Insurance Company of New York (April 1975 - December 2001); Director of Northern Life Insurance Company (March 1985 - April 2000); Chairman and Trustee of the Northstar affiliated investment companies (May 1993 - December 2001).	154	Hormel Foods Corporation (March 2000 - Present); ShopKo Stores, Inc. (August 1999 - Present); and Conseco, Inc. (September 2003 - Present).

(1)          Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)          Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)          Valuation, Proxy and Brokerage Committee member.

(4)          Audit Committee member.

(5)          Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(6)          Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address	Position(s)	Term of Office and	Principal Occupation(s) during the
and Age	Held with the Trust	Length of Time Served(1)	Past Five Years
Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 56	President and Chief Executive Officer Chief Operating Officer	February 2001 - Present July 2000 - Present

President and Chief Executive Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000); and Executive Vice President, ING Investments, LLC (May 1998 - June 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 47	Executive Vice President	February 2002 - Present

Executive Vice President (December 2001 - Present) and Chief Compliance Officer (October 2004 - Present), ING Investments, LLC. Formerly, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005); Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 55	Executive Vice President	February 2002 - Present

Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003); and Chief Executive Officer, ING Investments, LLC (August 1996 - August 2000).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 50	Chief Compliance Officer	November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 37	Senior Vice President, Chief Financial Officer and Assistant Secretary	April 2005 - Present

Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); Director, Financial Reporting, ING Investments, LLC (March 2001 - September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 41	Senior Vice President and Assistant Secretary	November 1999 - Present	Senior Vice President (August 1999 - Present) and Assistant Secretary (October 2001 - Present), ING Funds Services, LLC.

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 40	Senior Vice President	November 2003 - Present

Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (October 2001 - October 2003); and Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 37	Vice President and Treasurer	November 1999 - Present	Vice President, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 51	Vice President	February 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); and Vice President, ING Investments, LLC (February 1996 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC October 2001 - October 2004.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 47	Vice President	September 2004 - Present

Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd Scottsdale, Arizona 85258 Age : 39	Vice President	April 2005 - Present

Vice President, ING Fund Services, LLC (April 2005 - Present). Formerly, Assistant Vice President, Financial Reporting, ING Investments, LLC (April 2004 - April 2005); Manager, Financial Reporting, ING Investments, LLC (August 2002 - April 2004); and Controller Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 - March 2002).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 28	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age : 48	Assistant Vice President	September 2004 - Present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 41	Secretary	August 2003 - Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 42	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Robin R. Nesbitt 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age : 31	Assistant Secretary	September 2004 - Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

(1)          The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

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ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds
ING Disciplined LargeCap Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds
ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund
ING Value Opportunity Fund

Fixed Income Funds
ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds
ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING Precious Metals Fund
ING Russia Fund

Loan Participation Fund
ING Senior Income Fund

Money Market Funds*
ING Aeltus Money Market Fund
ING Classic Money Market Fund

Strategic Allocation Funds
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

*                 An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian
The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel
Dechert
1775 I Street, N.W.
Washington, D.C. 20006

Independent Registered Public Accounting Firm
KPMG LLP
99 High Street
Boston, Massachussetts 02110

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

PRAR-UDEABCMO	(0505-073005)

Annual Report

May 31, 2005

Classes I and Q

Domestic Equity and Income Funds

▪   ING Convertible Fund

▪   ING Equity and Bond Fund

▪   ING Real Estate Fund

Domestic Equity Growth Funds

▪   ING Disciplined LargeCap Fund

▪   ING LargeCap Growth Fund

▪   ING MidCap Opportunities Fund

▪   ING SmallCap Opportunities Fund

Domestic Equity Value Funds

▪   ING LargeCap Value Fund

▪   ING MagnaCap Fund

▪   ING MidCap Value Fund

▪   ING SmallCap Value Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Reports	4

Shareholder Expense Examples	26

Report of Independent Registered Public Accounting Firm	29

Statements of Assets and Liabilities	30

Statements of Operations	36

Statements of Changes in Net Assets	39

Financial Highlights	45

Notes to Financial Statements	56

Portfolios of Investments	73

Tax Information	100

Director and Officer Information	101

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PRESIDENT’S LETTER

Dear Shareholder,

We are in the midst of an exciting time here at ING Funds. We began the year by introducing a new ING global fund that gave investors an opportunity to invest in global companies with a history of attractive dividend yields.

The new fund was a bold and innovative opportunity and it captured the attention of investors. When the fund’s initial offering period closed, it proved to be one of the five largest unleveraged closed-end funds in history.

The success of the new fund offering illustrates what ING Funds is really all about: fresh thinking in financial services. The fund’s offering success also confirmed something else that we have long believed; namely, that investors are excited about opportunities beyond our shores.

As globalization grows, investment opportunities grow as well. In 1970, only about one-third of equity market capitalization was located abroad; by 2004, that number had jumped to 50 percent[1]. It is often said that the world is becoming ever more complicated. This is undoubtedly true in the world of investments where the range of asset classes and investment techniques has never been wider. To take advantage of the opportunities that are now available, it is essential to seek investment partners who have the required breadth and depth of experience — on a global basis.

Our goal at ING Funds is to deliver innovative investment products that help you, the investor, to achieve your financial dreams. We have also long been committed to uncovering opportunities worldwide.

We will continue to bring you opportunities — wherever they occur. With access to more than 700 ING investment management professionals who are located around the world and who, in our consideration, deliver exceptional insight into markets in Europe, the Americas and the Asia-Pacific region, we believe we are in a unique position to help you take advantage of the opportunities that the world has to offer.

On behalf of everyone here at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
June 22, 2005

1               Morgan Stanley Capital International

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2005

In our semi-annual report we described global equities that had returned 9.0% on average to U.S. dollar investors. For the year ended May 31, 2005, global equities gained 11.3%, as measured by the Morgan Stanley Capital International (“MSCI”) World Index(1) in dollars, including net reinvested dividends. In the second six months, however, those investors struggled to make further headway, adding just 2.2%, much of which was due to trends in currencies. For the six months, the U.S. currency recovered 7.9% against the euro, 5.3% against the yen and 5.1% against the pound, reducing sizeable local stock market appreciation correspondingly.

Interest rate issues heavily influenced all markets. Commentators on investment grade U.S. fixed income securities were confounded by the continued flattening of the Treasury yield curve. Four times during the half year the Federal Open Market Committee (“FOMC”) raised the Federal Funds rate by 0.25% to 3.0%, making eight increases since June 2004. Yet longer term Treasury yields stayed on a downward path and on February 9 the ten-year reached its semi-annual low point of 4.0%. Even Chairman Greenspan confessed his own bafflement at this “conundrum”, unnerving many investors with his apparent displeasure. This and other shocks sent that yield back up to its peak of 4.6% on March 28. But it was short lived. In the weeks that followed, evidence of slowing activity and firming inflation mounted. Barely two months after Greenspan’s “conundrum” speech, the conundrum was back. In May there was a brief reversal after the employment report, but by mid month, fairly tame core inflation data sent the yield spread of the ten-year over the 90-day Treasury Bill to repeated multi-year record low levels. The yield on 10-year Treasury Notes fell 0.65% and 0.35% to 4.0%, for the twelve months and six months, respectively, but the yield on 13-week Treasury Bills soared 1.8% and 0.70%, respectively for the same periods, to 2.9%. The broader Lehman Brothers Aggregate Bond Index(2) returned 6.8% for the full year and 2.9% for the six months. High yield bonds betrayed their equity-like characteristics and after a powerful first half, struggled in the second; the Lehman Brothers High Yield Bond Index(3) added just 0.6% in the second half the year, while gaining 10.3% for the full year.

The U.S. equities market in the form of the Standard & Poor’s (“S&P”) 500 Index(4), gained 8.2% including dividends for the year ended May 31, 2005. For the six months, the Index gained 2.4%, less than half the gain of the previous six months and only squeezed out in the last two weeks of May. At this point the market was trading at a price-to-earnings level of just under 16 times earnings for the current fiscal year. The market had powered ahead in the last two months of 2004, energized by the clear presidential election result, retreating oil prices after the October record and a bullish November employment report. By January this was being seen as overly optimistic and stocks fell back. But encouraging elections in Iraq and an upsurge in merger and acquisition activity relieved the gloom somewhat. This was followed through in February as fourth quarter 2004 corporate earnings showed average growth above 20%. A better than expected employment report on March 4 propelled the S&P 500 Index to its best close of the six month period the next day. But the sell off from this high to the end of April was swift, as fears of slowing growth, rising inflation, and slumping consumer confidence sent the market to its 2004 low point in mid-April. May started as April had left off, with investors uneasy at the apparent combination of a “soft patch” in the economy and the Federal Reserve intent on increasing short-term interest rates. Indeed the first two business days saw a weak manufacturing report and another rise in the Federal Funds rate. But a very strong employment report, record home sales and a first quarter gross domestic product (“GDP”) growth estimate revised up to 3.5%, within which profits were still growing at a healthy 13.8%, soon had many commentators asking if the soft patch had just been an illusion. Investors were relieved as oil prices remained well below the April high level, much of the time under $50 per barrel. As is often the case when the mood shifts, formerly worrisome news was now being shrugged off. Significant upward revisions to earlier estimates of wages and salaries growth, experts argued, would surely safeguard the future spending of the all-important U.S. consumer, notwithstanding the FOMC. Our year ended with a sharp rebound in consumer confidence.

In international equities markets for the six months ended May 31, 2005, Japan fell 0.9% in dollars, as measured by the MSCI Japan Index(5) with net dividends, but rose 3.9% in yen. For the full year, the Index gained 3.9% in dollars and 1.3% in yen. The headline of the half-year was undoubtedly that Japan was in recession again for the fourth time in thirteen years, GDP falling in the middle two quarters of 2004. Yet it bounced back in the first calendar quarter of 2005 and by the end of May improved corporate profitability and household spending had raised

2

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2005

spirits. Meanwhile, for the six months European ex UK markets gained 2.3% in dollars, over four times that in local currency, and 17.9% for the year, as measured by the MSCI Europe ex UK Index(6) with net dividends, reaching a near three-year high. While the macro picture is depressing with unemployment over 10% in France and Germany and domestic demand weak, markets were encouraged by attractive price earnings ratios and merger and acquisition prospects. The UK market rose 15.0% for the full year and 2.6% in dollars between November and May, based on the MSCI UK Index(7) with net dividends. In pounds, the market rose 15.7% and 7.6%, respectively, for the same periods. The healthy UK economy patently started to slow after five interest rate increases through August. By the end of May, manufacturing was contracting, housing prices were receding and household spending was cooling. Still, stocks were underpinned by fairly modest valuations, a dividend yield well above 3% and again, periodic merger and acquisition excitement.

(1)         The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)         The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)         The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4)         The Standard & Poor’s 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)         The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)         The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)         The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING CONVERTIBLE FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types*

as of May 31, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of -27.8% of net assets and 27.7% of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING Convertible Fund (the “Fund”) seeks maximum total return, consisting of capital appreciation and current income. The Fund is managed by a team of investment professionals led by Anuradha Sahai, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class Q shares provided a total return of –0.72% compared to the Merrill Lynch All Convertibles Excluding Mandatory All Qualities (“ML Convertible”) Index(1) which returned –0.08% for the same period.

Portfolio Specifics: The Fund was relatively defensively positioned versus its peer group, as well as the ML Convertible Index at the beginning of the year. The barbell approach adopted earlier in the year was modified somewhat to a more middle of the road approach with most of its weighting in total return convertibles, with neither a pure bond-like tilt nor a pure equity tilt. With the collapse of volatility in the convertible market, especially in the latter half of the year, this hurt Fund performance as the option value of the middle of the road convertibles diminished significantly. Thus middle of the road convertibles have fared the worst so far in 2005.

Given the strength in oil prices through most of this period, energy was the biggest contributor to Index returns. Slight overweighting and security selection aided the Fund in beating the benchmark in the energy sector, which was the best performing sector in the Fund. Security selection was the major driver of performance in the consumer discretionary, healthcare, and consumer staples sectors as well. Underweighting airlines aided the Fund in outperforming the benchmark in the transportation sector as well. This was offset by significant underperformance in telecommunications, caused by pronounced underperformance of one holding where the company’s fundamental deterioration was announced during one of the earnings calls and which the Fund has since been underweighted. The Fund also underperformed in the industrial sector due to a couple of holdings not meeting earnings expectations during a quarter and another introducing management integrity issues. The Fund has sold these holdings subsequently. Media and technology also underperformed with certain sub sectors going out of favor and due to gains given back during this period versus the previous twelve month period.

Outlook and Current Strategy: U.S. economic indicators continue to improve, but we believe that equity market valuations will improve more modestly going further into the calendar year. A weak dollar, combined with relatively high oil prices, could still act as a damper to economic growth going forward. Inflationary fears, along with geopolitical concerns, could further decrease the visibility for the financial markets.

The Fund still maintains a middle-of-the-road approach with heavier weightings in balanced total return convertibles, as we believe the market has cheapened significantly over the last few months, with the expectation that these should outperform going forward.

In these volatile times, we believe convertible securities are attractive relative to comparable asset classes due to their bond floor downside protection while providing equity-like upside participation. Despite the fear of higher rates, strong balance sheets and low default risk should keep bond floors from dropping much. We continue to look for companies across the spectrum that will benefit from a gradually recovering economy as we expect the market will reward companies that typically profit in the recovery part of the cycle. A bottom up approach which relies on fundamental analysis and careful security selection within our broader top down sector positioning strategy continues to be the foundation for our investment decisions.

Top Ten Holdings**

as of May 31, 2005
(as a percent of net assets)

SPDR Trust Series 1	2.9%

Lehman Brothers Holdings, Inc	2.7%

Flir Systems, Inc.	2.6%

Reinsurance Group of America	2.4%

Chesapeake Energy Corp.	2.4%

Tyco Intl. Group SA	2.4%

Costco Wholesale Corp.	2.2%

Ocwen Financial Corp.	2.0%

Nabi Biopharmaceuticals	1.9%

Spacehab, Inc.	1.8%

Portfolio holdings are subject to change daily.

** Excludes short-term investments related to repurchase agreements and securities lending.

4

PORTFOLIO MANAGERS’ REPORT	ING CONVERTIBLE FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

	1 Year	5 Year	Since Inception August 31, 1995
Class Q	(0.72)%	(0.56)%	10.71%
Merrill Lynch Convertible Index(1)	(0.08)%	1.91%	11.46	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Convertible Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         The Merrill Lynch Convertible Index is a market capitalization-weighted index including all non-mandatory domestic corporate convertible securities with at least an overall par of $50 million market value.

(2)         Since inception performance for index is shown from September 1, 1995.

5

ING EQUITY AND BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types*

as of May 31, 2005

(as a percent of net assets)

*            Excludes other assets and liabilities of -6.8% of net assets.

Portfolio holdings are subject to change daily.

The ING Equity and Bond Fund (the “Fund”) seeks a balance of long-term capital appreciation and current income. The equity portion of the Fund is managed by James A. Vail, CFA. The bond portion of the Fund is managed by James B. Kauffmann. Mary Ann Fernandez and Shiv Mehta are jointly responsible for establishing the overall asset allocation strategy for the Fund. All are with ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ending May 31, 2005, the Fund’s Class Q shares provided a total return of 4.31% compared to the Standard & Poor’s (“S&P”) 500 Index(1), the Lehman Brothers Aggregate Bond Index(2), and the Composite Index (60% S&P 500 Index / 40% Lehman Brothers Aggregate Bond Index), which returned 8.24%, 6.82% and 7.78%, respectively, for the same period.

Portfolio Specifics: The principal negative factor of the Fund’s equity component that caused it to underperform the S&P 500 Index was our information technology holdings, particularly previously held NVIDIA Corp., Hewlett Packard Co. and Corning, Inc., as well as International Business Machines Corp. Healthcare was another disappointing performer as Biogen Idec, Inc. sold off dramatically after a new drug was withdrawn from the market. Earlier in the year, previously held Boston Scientific Corp., encountered problems with its stent product line, which also hurt overall returns.

Performance was bolstered by holdings in the consumer discretionary sector, particularly Marriott International, Inc. Starwood Hotels & Resorts Worldwide, Inc., Carnival Corp. and Nordstrom, Inc. The industrial sector also provided positive returns as truck manufacturer PACCAR, Inc. and previously held Rockwell Automation, Inc. were strong performers. Finally being underweight consumer staples aided performance. Earlier in the period energy detracted from performance, but more recently exerted a positive influence.

Overall, the fixed income portion of the Fund performed in line with its benchmark, the Lehman Brothers Aggregate Bond Index, despite the different impacts our short duration stance had over the twelve-month period. While a short duration stance was helpful to performance in the first part of the fiscal year, by the end of the third calendar quarter of 2004 it was a source of underperformance relative to the benchmark especially since we concentrated our underweight in the resilient shorter maturities of the yield curve. Again the short duration posture helped in the first calendar quarter of 2005, but it was a drag on performance as we ended the Fund’s fiscal year in May. During the first six months of the reporting period, we reduced our exposure to longer-dated and lower-rated corporates in the face of stretched valuations. In fact, our exposure to credit-sensitive sectors at the close of the period was below the Index on a market-weight and a contribution-to-duration basis. At times the portfolio yield was slightly less than the Index.

Exposure to emerging markets debt significantly helped returns until the calendar turned to 2005. We reduced exposure to both higher risk sectors early in January as the compensation for risk became inadequate. Once the tide turned against high yield later in the first calendar quarter of 2005, the underweight was advantageous. Careful credit analysis also pointed to a significant underweight in the autos for most of the period; however, we reintroduced some of the names in May.

Current Strategy and Outlook:  We remain defensively postured as idiosyncratic risk is on the rise. The increase in shareholder friendly initiatives — special dividends, share buy-backs, mergers, etc — is decidedly bondholder unfriendly. We continue to actively manage our sector allocation and security selection exposures. Careful security selection is never more important than during periods of volatility. However, valuations have improved lately and we expect to reduce our tactical treasury allocation and purchase high quality securities that have widened with the market. Specifically, we continue to like the utility, insurance, and banking sectors.

The Fund closed the period neutral home mortgages, overweight asset-backed and commercial mortgage-backed securities, and moderately underweight the short and intermediate portions of the yield curve. We are also underweight agencies. Despite the addition of a number of new positions in May our credit allocation remains lower than the benchmark. Indeed, intermittent squalls in the bond market may provide some tactical trading opportunities in disparaged sectors and issuers. With some 75% of the mortgage market vulnerable to refinancing, we may decrease our allocation in the very near future but will maintain holdings in adjustable rate mortgages and collateralized mortgage obligations.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

U.S. Treasury Note, 3.875%, due 05/15/10	3.0%

FNMA, 5.000%, due 07/15/34	2.8%

General Electric Co.	2.4%

Exxon Mobil Corp.	1.9%

Citigroup, Inc.	1.9%

Microsoft Corp.	1.6%

Goldman Sachs Group, Inc.	1.5%

Lehman Brothers Holdings, Inc.	1.4%

Baker Hughes, Inc.	1.3%

American Intl. Group, Inc.	1.3%

Portfolio holdings are subject to change daily.

**     Excludes short-term investments related to repurchase agreements.

6

PORTFOLIO MANAGERS’ REPORT	ING EQUITY AND BOND FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

	1 Year	5 Year	Since Inception August 31, 1995
Class Q	4.31%	1.37%	7.06%
S&P 500 Index(1)	8.24%	(1.93)%	9.79	%(3)
Lehman Brothers Aggregate Bond Index(2)	6.82%	7.73%	6.84	%(3)
Composite Index (60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index)	7.78%	2.20%	8.96	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Equity and Bond Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)         The Lehman Brothers Aggregate Bond Index is a widely recognized index of publicly issued fixed rate U.S. government, investment grade mortgage-backed and corporate debt securities.

(3)         Since inception performance for index is shown from September 1, 1995.

7

ING REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*

as of May 31, 2005

(as a percent of net assets)

*   Excludes other assets and liabilities of 1.7% of net assets.

REIT - Real Estate Investment Trust

Portfolio holdings are subject to change daily.

The ING Real Estate Fund (the “Fund”) seeks total return. The Fund is co-managed by T. Ritson Ferguson, CFA, Chief Investment Officer and Sherry L. Rexroad, Managing Director, ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class I shares provided a total return of 28.82% compared to the Dow Jones Wilshire (“DJW”) Real Estate Securities Index(1), which returned 31.57% for the same period.

Portfolio Specifics: The Fund trailed its benchmark, but the Fund outperformed the S&P 500 Index(3) and the Lehman Brothers Aggregate Bond Index(4).

The best returns by sector in the last year were from the mall, shopping center, hotel, and storage sectors. Generally, our sector allocation was a positive contributor, as we were overweight in the retail sectors. However, our modest weighting in the healthcare sector, which is not in the benchmark, was a drag on performance during the last year. The healthcare sector was the clear laggard among property stocks advancing “only” 22.2%. Stock selection was the source of our underperformance in the last year. Our stock selection in the shopping center, hotel and industrial sectors outperformed the sector averages. Unfortunately, the underperformance in the mall, office and apartment sectors offset the positive sector selection and stock selection in other sectors. The only significant change in sector allocation has been the elimination of our healthcare positions and the addition of a 5% allocation to the storage sector, which we like for the rapidly improving fundamentals in this property type. We remain overweight the mall sector, which continues to exhibit the strongest fundamentals of any property type. Even the small amount of cash held on average during the year had a drag on performance in such strong markets.

Current Strategy and Outlook: Real estate stocks continue to be strong performers relative to the rest of the stock market. Volatility, however, has increased in the last 18 months. In January, many Real Estate Investment Trusts (“REITs”) fell sharply, but have since regained all those losses and more. Traditionally real estate stock returns have only about 65% of the volatility of the S&P 500 Index and half the volatility of the Russell 2000 Index(5). The high and consistent level of dividend income has been one of the reasons for REITs lower historic volatility. REIT dividends increased by about 3% last year and are expected to grow by a similar amount again this year.

The economy and interest rates will write the story for REITs in 2005. With the spread between dividend yields and bonds at below average levels, the action of the Federal Reserve becomes more important in 2005. A policy of slow-measured increases in short-term rates and a modest increase in long-term rates is generally good for REITs. A sharp increase in the rate of increases or a dramatic rise in 10-year rates would likely hurt REIT stock prices.

As of the end of May, REITs are trading at fair value relative to three broad measures of value. By one measure, REITs look expensive. The average REIT trades at about a 14.2 multiple of earnings, which is well above the 12.2 average multiple since 1986. However, REITs are trading at a dividend yield of 4.8%, which is 80 basis points (0.80%) higher than the yield on the 10-year Treasury bond (versus an average spread over the last 20 years of approximately 60 basis points). Finally, we estimate the average REIT stock price is about a 2% premium to estimated Net Asset Value (the estimate of the private market value of a company’s real estate assets net of debt). In other words, public real estate equity valuations are in line with the much larger private market values. Approximately 90% of U.S. real estate is owned in the private market.

As long as new stock issuance remains disciplined as it was in 2003 and 2004, we believe stock prices should improve with earnings growth. The pipeline of initial public offerings (IPO’s) remains modest. As always, we will be discriminating buyers of these new entrants to the public real estate company universe. In the meantime, we expect REITs, which offer relatively high yields and solid earnings prospects, to retain their appeal to investors, given the alternatives.

Top Ten Holdings
as of May 31, 2005
(as a percent of net assets)

Simon Property Group, Inc.	6.4%

Prologis	4.9%

Starwood Hotels & Resorts Worldwide, Inc.	4.5%

Boston Properties, Inc.	4.5%

Public Storage, Inc.	4.4%

General Growth Properties, Inc.	4.0%

SL Green Realty Corp.	3.8%

Equity Office Properties Trust	3.5%

AvalonBay Communities, Inc.	3.5%

Vornado Realty Trust	3.4%

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	ING REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

	1 Year	5 Year	Since Inception December 31, 1996
Class I	28.82%	19.27%	12.53%
Dow Jones Wilshire Real Estate Securities Index(1)	31.57%	20.03%	12.32	%(2)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Real Estate Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         The Dow Jones Wilshire Real Estate Securities Index measures the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is capitalization-weighted.

(2)         Since inception for the index is shown from January 1, 1997.

(3)         The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)         The Lehman Brothers Aggregated Bond Index is a widely recognized index of publicly issued fixed rate U.S. government investment grade mortgage-backed and corporate debt securities.

(5)         The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged Index that measures the performance of 3000 U.S. companies based on total market capitalization.

9

ING DISCIPLINED LARGECAP FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of November 30, 2004

(as a percent of net assets)*

* Excludes other assets and liabilities of -0.7% of net assets and 0.8% of net assets for short-term investments related to securities lending.
(1) Includes five industries, which each represent 2 - 3% of net assets.
(2) Includes seven industries, which each represent 1 - 2% of net assets.
(3) Includes fifteen industries, which each represent less than 1% of net assets.

Portfolio holdings are subject to change daily.

The ING Disciplined LargeCap Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Hugh T.M. Whelan Sr., and Douglas Coté, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class I shares provided a total return of 10.01% compared to the Standard & Poor’s (“S&P”) 500 Index(1), which returned 8.24% for the same period.

Portfolio Specifics: The Fund outperformed the S&P 500 Index due to security selection, especially in the healthcare, utilities and information technology sectors. This positive performance was offset slightly by disappointing stock performance in the industrials and consumer staples sectors. Among the largest contributors to performance were our overweights in Apple Computer, Inc. and TXU Corp. Our overweights in Ford Motor Co. and Gap, Inc. were among stocks that detracted from alpha over the year.

Soaring profits, outstanding product sales led by the iPod, iPod mini and the iPod Shuffle and rising earnings forecasts drove Apple Computer, Inc. up significantly. Also driving profitability is additional economic benefit from new retail store openings. Shares of TXU Corp., the largest Texas power supplier, rose on strong earnings and the announcement of a four-fold dividend increase and improved outlook for 2004 and 2005. Management has been committed to transforming TXU Corp. into a high performance utility company with continued improvement in profitability. Not unlike other U.S. automakers, Ford Motor Co. has experienced falling sales (especially in SUVs), high inventories and production cuts. Their planned price cuts will help to clear inventories but will hurt profits. In April, the company reduced its 2005 earnings per share outlook and stated that it did not expect to meet the 2006 pretax income objective. Gap, Inc.’s stock price dropped as slowing sales momentum across all retail concepts hampered profitability. Margin declines and costs associated with support of new growth initiatives also hindered profitability.

Individual security selection was aided by the effectiveness of factors historically successful at identifying outperforming stocks, including price momentum, analyst estimate revision, free cash flow to price, capital expense change and change in accruals. Only trailing price to earnings had a negative impact on performance over the year.

Outlook and Current Strategy: During May, the economic outlook improved somewhat and the markets finally responded like the recovery had legs. First quarter gross domestic product came in higher than expected and the economy is creating jobs at a healthy pace. Retail sales and industrial production are moderating and energy prices have been ticking downward. Profit growth is at a rate that is more in line with a mid-cycle recovery. Meanwhile, long-term rates remain amazingly low and as a result housing continues to be strong. All of which has had a positive impact on the equity markets. Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark portfolio. The evaluation includes every stock in the index. We believe that the most recent analysis positions the Fund to capitalize on holdings with superior growth, profitability and balance sheet strength relative to their valuations in terms of earnings and cash flows. The Fund is currently overweight in the information technology, energy and healthcare sectors and underweight in the consumer discretionary, financials, utilities and telecommunications sectors. However, overall sector exposures are by design quite close to the S&P 500 Index so that nearly all of our relative performance is driven by individual stock selection.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

Exxon Mobil Corp.	4.0%

General Electric Co.	3.4%

Bank of America Corp.	2.8%

Intel Corp.	2.4%

Microsoft Corp.	2.3%

Pfizer, Inc.	1.8%

Johnson & Johnson	1.7%

Coca-Cola Co.	1.7%

Chevron Texaco Corp.	1.7%

Dell, Inc.	1.7%

Portfolio holdings are subject to change daily.

**     Excludes short-term investments related to securities lending.

10

PORTFOLIO MANAGERS’ REPORT	ING DISCIPLINED LARGECAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

	1 Year	5 Year	Since Inception December 30, 1998
Class I	10.01%	(2.61)%	0.02%
S&P 500 Index(1)	8.24%	(1.93)%	1.02	%(2)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Disciplined LargeCap Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)         Since inception performance for index is shown from January 1, 1999.

11

ING LARGECAP GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*

as of May 31, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of -17.9% of net assets and 20.3% of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING LargeCap Growth Fund (the “Fund”) seeks maximum long-term capital appreciation. The Fund is managed by
Andrew J. Shilling, Senior Vice President, and John A. Boselli, Senior-Vice President, Wellington Management Company, LLP — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class Q shares provided a total return of 1.81% compared to the Russell 1000 Growth Index(1) and the Standard & Poor’s (“S&P”) 500 Index(2), which returned 3.33% and 8.24%, respectively, for the same period.

Portfolio Specifics: Investor concerns over varying economic reports, fears of rising interest rates, record oil prices and uncertain corporate earnings growth came in waves throughout the year. In this volatile environment, the Fund maintained its focus on stock selection, which overall added value relative to the benchmark. Conversely, sector allocation detracted from relative returns. Our overweight to the information technology sector was the largest source of negative allocation. However, our stock selection within the sector was strongly positive, as was our security selection within financials. Stock selection was weakest within the industrials and healthcare sectors.

Digital wireless communications solutions company Research In Motion Ltd., the top positive contributor to relative and absolute Fund returns, performed well for the year on strong subscriber growth and pricing. Internet media companies Yahoo!, Inc. and Google, Inc. benefited from favorable trends for online advertising and paid search. Medical solutions company Guidant Corp. performed well on strength in its cardiac rhythm management business. We eliminated our position after Johnson & Johnson announced plans in December 2004 to acquire the company.

Negative returns from Apollo Group, Inc. (consumer discretionary) and a handful of healthcare stocks detracted from absolute returns during the year. Post-secondary educator Apollo Group, Inc., the bottom contributor on a relative and absolute basis, declined as education stocks were generally weak due to increased regulatory scrutiny, slowing growth and increased costs of acquiring students. In healthcare, pharmaceuticals and biotechnology stocks were generally weak during the year. Of our holdings, Eli Lilly & Co., Elan Corp. and Forest Laboratories, Inc. were particularly weak. Elan Corp. withdrew its much-heralded Tysabri treatment for multiple sclerosis as it was associated with patient deaths. We eliminated our position in Elan Corp. during the year.

Current Strategy and Outlook: We expect economic expansion during the remainder of 2005, but we are preparing for a deceleration from recent growth rates. This year will not feel as good as the recovery we have experienced over the past two years, and we expect the main engine of growth during that time, the U.S. consumer, may have trouble keeping pace. We expect the commercial and industrial side of the economy to pick up the slack.

In this uncertain environment, we continue to emphasize competitively-advantaged, share-gaining industry leaders that should perform well in most economic scenarios. Our strategy is to build a diversified portfolio on a stock-by-stock basis, identifying companies with sustainable strong revenue and cash flow growth. Sector weights are a “fall out” of stock selection. At the end of the year we held overweight positions in pro-cyclical sectors such as consumer discretionary and industrials, while remaining underweight consumer staples and healthcare.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

Countrywide Financial Corp.	5.3%

Yahoo!, Inc.	5.2%

AstraZeneca PLC	4.4%

Electronic Arts, Inc.	4.4%

Dell, Inc.	4.3%

Google, Inc.	4.3%

Apollo Group, Inc.	4.2%

General Electric Co.	3.9%

XM Satellite Radio Holdings, Inc.	3.7%

Medtronic, Inc.	3.5%

Portfolio holdings are subject to change daily.

**     Excludes short-term investments related to securities lending.

12

PORTFOLIO MANAGERS’ REPORT	ING LARGECAP GROWTH FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

	1 Year	5 Year	Since Inception of Class I January 8, 2002		Since Inception of Class Q July 21, 1997
Class I	2.07%	—	(2.84)%		—
Class Q	1.81%	(13.55)%	—		6.04%
Russell 1000 Growth Index(1)	3.33%	(8.97)%	(0.56	)%(3)	1.48	%(4)
S&P 500 Index(2)	8.24%	(1.93)%	2.86	%(3)	4.44	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LargeCap Growth Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(2)         The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3)         Since inception performance for index is shown from January 1, 2002.

(4)         Since inception performance for index is shown from August 1, 1997.

13

ING MIDCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*
as of May 31, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of -26.4% of net assets and 26.3% of net assets for short-term investments related to securities lending.
(1) Includes four industries, which each represent 2 - 3% of net assets.
(2) Includes thirteen industries, which each represent 1 - 2% of net assets.
(3) Includes nine industries, which each represent 1% or less of net assets.

Portfolio holdings are subject to change daily.

The ING MidCap Opportunities Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by a team of investment professionals led by Matthew S. Price, and David C. Campbell, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class I shares provided a total return of 8.27% compared to the Russell MidCap Growth Index(1) and the Russell MidCap Index(2), which returned 10.57% and 17.21%, respectively, for the same period.

Portfolio Specifics: The primary cause of the Fund’s underperformance during the fiscal year was disappointing stock performance in the healthcare, information technology and financial sectors. On the positive side, strong stock selections in the consumer discretionary, energy and industrials sectors, along with an overweight in each of these sectors, contributed to returns. Several stocks in the technology and healthcare sectors, did particularly poorly, and most of these have been sold. Among the biggest detractors were TIBCO Software, Inc, Omnicare, Inc., Broadcom Corp. and Tekelec. Stocks that contributed the most to the Fund’s gains included energy stocks such as Patterson-UTI Energy, Inc., Peabody Energy Corp. and XTO Energy, Inc. Retailers, Michaels Stores, Inc. and Chico’s FAS, Inc. also did particularly well.

Entering the new fiscal year, the consumer discretionary sector remains the most heavily weighted. Relative to the Russell Midcap Growth Index benchmark, the Fund is overweighted in the consumer discretionary, energy, and industrials sectors and underweighted relative to the benchmark in the information technology and financials sectors.

Outlook and Current Strategy: We believe that the outlook for mid-cap growth stocks is moderately attractive. It appears that economic growth is moderate, as is inflation. The Federal Reserve’s tightening may well be nearing an end, which generally bodes well for the stock market and for small- and mid-sized growth stocks. Corporate profits continue to grow, although most likely at a decelerating rate. Exogenous factors — such as terrorist incidents — remain unpredictable, of course. The Fund continues to be built on a stock-by-stock, bottom-up basis, with stock selection based on positive earnings growth, relative price strength, and reasonable valuation. Portfolio construction relies less on any prediction of the market and/or the economy.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

Chico’s FAS, Inc.	2.6%

Michaels Stores, Inc.	2.4%

Chesapeake Energy Corp.	2.2%

Coach, Inc.	2.2%

Avid Technology, Inc.	2.2%

XTO Energy, Inc.	2.2%

CACI Intl., Inc.	2.1%

Patterson-UTI Energy, Inc.	2.1%

Mohawk Industries, Inc.	2.0%

Rockwell Automation, Inc.	2.0%

Portfolio holdings are subject to change daily.

**     Excludes short-term investments related to securities lending.

14

PORTFOLIO MANAGERS’ REPORT	ING MIDCAP OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

	1 Year	5 Year	Since Inception of Class I August 20, 1998		Since Inception of Class Q April 4, 2000
Class I	8.27%	(6.95)%	9.33%		—
Class Q	8.05%	(7.14)%	—		(8.11)%
Russell MidCap Growth Index(1)	10.57%	(3.65)%	8.48	%(3)	(6.80	)%(4)
Russell MidCap Index(2)	17.21%	7.40%	12.20	%(3)	5.60	%(4)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING MidCap Opportunities Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         The Russell MidCap Growth Index consists of those companies included in the Russell MidCap Index with relatively higher price-to-book ratios and higher forecasted growth values with greater than average growth orientation.

(2)         The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

(3)         Since inception performance for index is shown from September 1, 1998.

(4)         Since inception performance for index is shown from April 1, 2000.

15

ING SMALLCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*

as of May 31, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of -26.8% of net assets and 26.5% of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by a team of investment professionals led by Matthew S. Price, CFA and David C. Campbell, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class I shares provided a total return of 8.66% compared to the Russell 2000 Growth Index(1) and the Russell 2000 Index(2), which returned 4.38% and 9.82%, respectively, for the same period.

Portfolio Specifics: The Fund’s performance was primarily a result of good stock selection in the consumer discretionary, energy, and information technology sectors. In addition, overweighting the consumer discretionary sector, a modest overweighting in the energy sector, and underweighting of the weak technology sector, contributed positively to performance. On the negative side, disappointing results in the industrial sector, and a small overweight in the healthcare sector detracted from performance.

Several stocks posted big gains during the fiscal year. Consistent with our discipline, we continue to hold most of them. Among the biggest gainers were Southwestern Energy Co., Cognizant Technology Solutions Corp. (which was sold because its market capitalization had become very large), Penn National Gaming, Inc., Micros Systems, Inc., and CACI International, Inc. There were also some significant decliners in the Fund, largely in the more volatile technology and healthcare sectors. Among the largest performance detractors were Ligand Pharmaceuticals, Inc., Tekelec, Integrated Silicon Solutions, Martek Biosciences Corp., and Gevity HR, Inc. All of these, as well as many other poorly performing stocks, are no longer held by the Fund.

Entering the new fiscal year, the consumer discretionary sector remains the most overweighted position in the portfolio relative to the Russell 2000 Growth Index sector weight. The Fund is underweighted in financials and is approximately equally weighted relative to the Index in energy, healthcare, and information technology.

Outlook and Current Strategy: We believe that the outlook for small-cap growth stocks is moderately attractive. It appears that economic growth is moderate, as is inflation. The Federal Reserve’s tightening may well be nearing an end, which generally bodes well for the stock market and for small growth stocks. Corporate profits continue to grow, albeit perhaps at a decelerating rate. Exogenous factors — such as terrorist incidents — remain unpredictable, of course. The Fund continues to be built on a stock-by-stock, bottom-up basis, with stock selection based on positive earnings growth, relative price strength, and reasonable valuation; portfolio construction relies less on any prediction of the market and/or the economy.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

Southwestern Energy Co.	2.8%

CACI Intl., Inc.	2.8%

SCP Pool Corp.	2.7%

Avid Technology, Inc.	2.4%

Amsurg Corp.	2.4%

Sonic Corp.	2.4%

Philadelphia Consolidated Holding Co.	2.3%

Shuffle Master, Inc.	2.3%

Laserscope	2.3%

Arthrocare Corp.	2.3%

Portfolio holdings are subject to change daily.

**     Excludes short-term investments related to repurchase agreements and securities lending.

16

PORTFOLIO MANAGERS’ REPORT	ING SMALLCAP OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

	1 Year	5 Year	Since Inception of Class I April 1, 1999	Since Inception of Class Q April 4, 2000
Class I	8.66%	(10.86)%	2.27%	—
Class Q	8.39%	(10.99)%	—	(12.80)%
Russell 2000 Growth Index(1)	4.38%	(2.78)%	2.05%	(6.35	)%(3)
Russell 2000 Index(2)	9.82%	6.68%	8.76%	3.97	%(3)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Opportunities Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(2)         The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3)         Since inception performance for index is shown from April 1, 2000.

17

ING LARGECAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*

as of May 31, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of 2.6% of net assets.

Portfolio holdings are subject to change daily.

The ING LargeCap Value Fund (the “Fund”) seeks maximum long-term capital appreciation by investing primarily in equity securities of large capitalization U.S. companies. The Fund is managed by Brandes Investment Partners, L.P. — the Sub-Adviser. Brandes’ Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

Performance: For the period August 2, 2004, inception of the class, to May 31, 2005, the Fund’s Class I shares provided a total return of 7.13% compared to the Russell 1000 Value Index(1) and the Russell 1000 Index(2), which returned 14.42% and 11.40%, respectively, for the same period.

Portfolio Specifics: Stock selection for the Fund resulted in greater exposure to the automobiles industry than the benchmark (Russell 1000 Value Index), which weighed on relative performance. The manager’s company-by-company research and analysis to identify stocks trading below intrinsic value resulted in low exposure to the oil and gas industry compared to the benchmark, which contributed to relative under performance for the twelve month period ended May 31, 2005.

Gains for holdings in the diversified telecommunication services, insurance, and tobacco industries, including Sprint Corp., Loews Corp., and Altria Group, Inc., made the most substantial contribution to returns. Other positions posting gains during the year included El Paso Corp. and Schering-Plough Corp. Conversely, holdings in the automobiles industry, such as Ford Motor Co. and General Motors Corp., tended to decline.

During the year, we sold May Department Stores Co., HCA , and American Electric Power Co., Inc. as their market prices advanced toward our estimate of their fair values. We purchased shares of Aon Corp., American International Group, Inc, and UnumProvident Corp. at prices that we consider attractive.

As of May 31, 2005, the Fund’s most significant weighting was in the telecommunications industry.

Market Outlook: The Fund’s weightings for industries are not the product of “top-down” forecasts or opinions regarding industry growth, interest rates, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities.

Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. In all market environments, we search for and hold stocks that are trading at discounts to our estimates of their fair values. We believe this strategy may provide patient investors with favorable results.

Top Ten Holdings
as of May 31, 2005
(as a percent of net assets)

General Motors Corp.	4.4%

Safeway, Inc.	4.2%

BellSouth Corp.	3.9%

Ford Motor Co.	3.9%

SBC Communications, Inc.	3.9%

Albertson’s, Inc.	3.8%

Kroger Co.	3.8%

Merck & Co, Inc.	3.7%

Verizon Communications, Inc.	3.7%

Lucent Technologies, Inc.	3.7%

Portfolio holdings are subject to change daily.

18

PORTFOLIO MANAGERS’ REPORT	ING LARGECAP VALUE FUND

Cumulative Total Returns for the Periods Ended May 31, 2005

	Since Inception of Class I August 2, 2004
Class I	7.13%
Russell 1000 Value Index(1)	14.44	%(3)
Russell 1000 Index(2)	11.40	%(3)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING LargeCap Value Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)         The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

(3)         Since inception performance for the index is shown from August 1, 2004.

19

ING MAGNACAP FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*

as of May 31, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of -12.4% of net assets and 11.8% of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING MagnaCap Fund (the “Fund”) seeks growth of capital, with dividend income as a secondary consideration. The Fund is managed by a team of investment professionals led by Scott Lewis†, Senior Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class I shares provided a total return of 6.79% compared to the Russell 1000 Value Index(1) and the Russell 1000 Index(2), which returned 15.49% and 9.42%, respectively, for the same period.

Portfolio Specifics: The Fund underperformed its benchmark primarily due to generally weak stock selection, as overall sector allocation for the fiscal year was reasonably neutral. The financial sector, which is the largest sector weight in both the Fund’s portfolio and the benchmark with nearly a 33% weighting, was the largest detractor from overall results due to relative stock selection. In fact, several well-known financial stocks, including American International Group, Inc., Fannie Mae and Morgan Stanley, posted negative returns over the last twelve months. Further, a consistent overweight in the strong performing energy sector was more than offset by stock selection. While there were many energy stocks in the Fund that contributed positively to results, it was difficult to keep pace with the benchmark sector return of nearly 40%. As an example of the sector’s strength, even the largest energy company in the world, Exxon Mobil Corp., reacted favorably to surging energy prices and advanced by 32.7% during the most recent twelve months. Finally, the Fund had little exposure to the utility sector as these stocks generally perform poorly when interest rates increase. However, the long end of the yield curve remained reasonably steady as the Federal Reserve raised short-term rates and the utility sector had strong performance. As a result, this sector acted as another drag on overall results.

Outlook and Current Strategy: We believe the Fund is well positioned for the environment that we foresee. The Federal Reserve may be hard pressed to continue aggressively raising interest rates in the face of a decelerating economy, and for that reason we have been increasing our exposure to financials. There are other potential sources of support for the stock market, including continued merger and acquisition activity, share repurchases from strong corporate cash flows, and further dividend increases. Also, many measures of stock market valuation suggest that common stocks are reasonably valued. Further, yields in the bond market have retreated to lower levels as further signs of a slowing economy become evident. As a result, we remain fully invested in inexpensive value stocks that have a positive catalyst in sight or have become, in our opinion, temporarily mispriced by the market.

†             Effective April 29, 2005, Scott Lewis became Portfolio Manager of the ING MagnaCap Fund. Prior to April 29, 2005, the Fund was managed by William F. Coughlin, CFA.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

Bank of America Corp.	3.9%

Altria Group, Inc.	3.6%

Wells Fargo & Co.	3.5%

Exxon Mobil Corp.	3.4%

Pfizer, Inc.	3.0%

International Business Machines Corp.	2.8%

Citigroup, Inc.	2.7%

Morgan Stanley	2.6%

General Electric Co.	2.6%

JPMorgan Chase & Co.	2.4%

Portfolio holdings are subject to change daily.

** Excludes short-term investments related to securities lending.

20

PORTFOLIO MANAGERS’ REPORT	ING MAGNACAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

	1 Year	Since Inception of Class I March 4, 2003
Class I	6.79%	19.34%
Russell 1000 Value Index(1)	15.49%	23.42	%(3)
Russell 1000 Index(2)	9.42%	19.81	%(3)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING MagnaCap Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)         The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

(3)         Since inception performance for index is shown from March 1, 2003.

21

ING MIDCAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*

as of May 31, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of -22.0% of net assets and 24.0% of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING MidCap Value Fund (the “Fund”) seeks maximum long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. — the Sub-Adviser. Brandes’ Mid Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

Performance: For the year ended May 31, 2005, the Fund’s Class I shares provided a total return of 3.64% compared to the Russell MidCap Value Index(1) and the Russell MidCap Index(2), which returned 22.15% and 17.21%, respectively, for the same period.

Portfolio Specifics: On a relative contribution basis, the Fund’s position in the healthcare providers and services industries and the information technology industry underperformed the Russell Midcap Value Index, or benchmark, return from these industries for the twelve month period ended May 31, 2005. In addition, stock selection for the Fund resulted in greater exposure to the auto components industry than the benchmark, which also weighted on relative performance.

Gains for holdings in the tobacco industry, the oil gas and consumable fuels industry, and the specialty retail industry helped drive performance for the 12-month period ending May 31, 2005. Top performers from these industries included Carolina Group, El Paso Corp., and Toys “R” Us, Inc. Conversely, holdings in industries such as information technology services and communications equipment tended to decline. Among the positions from these industries weighing on performance were Unisys Corp. and UTStarcom, Inc. During the period, we sold Dillard’s, Inc, Lubrizol Corp., and York International Corp. as their market prices advanced toward our estimate of their fair values. We purchased shares of Assured Guaranty Ltd., Tellabs, Inc., and Delphi Corp. at prices that we consider attractive. As of May 31, 2005, the Fund’s most significant weighting was in the auto components industry.

Current Strategy and Outlook: Keep in mind that the Fund’s weightings for industries are not the product of “top-down” forecasts or opinions regarding industry growth, interest rates, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities.

Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. In all market environments, we search for and hold stocks that are trading at discounts to our estimates of their fair values. We believe this strategy may provide patient investors with favorable results.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

Goodyear Tire & Rubber Co.	4.1%

Unisys Corp.	4.0%

Synopsys, Inc.	3.8%

3Com Corp.	3.7%

Visteon Corp.	3.6%

El Paso Corp.	3.4%

Agere Systems, Inc.	3.3%

Tenet Healthcare Corp.	3.2%

Solectron Corp.	3.2%

Maytag Corp.	3.2%

Portfolio holdings are subject to change daily.

**     Excludes short-term investments related to securities lending.

22

PORTFOLIO MANAGERS’ REPORT	ING MIDCAP VALUE FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

	1 Year	Since Inception of Class I March 4, 2002		Since Inception of Class Q April 17, 2002
Class I	3.64%	6.09%		—
Class Q	2.85%	—		4.78%
Russell MidCap Value Index(1)	22.15%	14.12	%(3)	13.12	%(4)
Russell MidCap Index(2)	17.21%	12.16	%(3)	11.45	%(4)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING MidCap Value Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

(2)         The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

(3)         Since inception performance for index is shown from March 1, 2002.

(4)         Since inception performance for the index is shown from May 1, 2002.

23

ING SMALLCAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*

as of May 31, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of -22.3% of net assets and 26.4% of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING SmallCap Value Fund (the “Fund”) seeks maximum long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. — the Sub-Adviser. Brandes’ Small Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

Performance: For the year ended May 31, 2005, the Fund’s Class I shares provided a total return of 1.89% compared to the Russell 2000 Value Index(1) and the Russell 2000 Index(2), which returned 15.11% and 9.82%, respectively, for the same period.

Portfolio Specifics: On a relative contribution basis, the Fund’s position in the food and staples industry, the care providers and services industry, and the food products industry underperformed the Russell 2000 Value Index, or benchmark, return from these industries for the twelve month period ended May 31, 2005.

Gains for holdings in the textiles, apparel and luxury goods and chemicals sectors made substantial contributions to the Fund’s performance. Top performers in these industries included previously held Wellman, Inc., and PolyOne Corp. Other top performers included Goodyear Tire & Rubber Co. and Gateway, Inc. Conversely, positions such as UTStarcom, Inc. and Kemet Corp. weighed on performance.

During the year, we purchased shares of Assured Guaranty Ltd., National Western Life Insurance Co., and Russell Corp. at prices that we consider attractive. We sold the Fund’s positions in York International Corp., Lubrizol Corp., and OshKosh B’gosh, Inc. as their market prices advanced toward our estimates of their intrinsic values.

As of May 31, 2005, the Fund’s most significant weighting was in the auto components industry.

Current Strategy and Outlook: The Fund’s weightings for industries are not the product of “top-down” forecasts or opinions regarding industry prospects, interest rates, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities.

Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. In all market environments, we search for and hold stocks that are trading at discounts to our estimates of their fair values. We believe this strategy may provide patient investors with favorable results.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

Visteon Corp.	4.0%

Maytag Corp.	3.4%

3Com Corp.	3.1%

Interstate Bakeries	3.0%

Tommy Hilfiger Corp.	2.9%

Adaptec, Inc.	2.9%

Kemet Corp.	2.9%

Superior Industries Intl.	2.8%

Goodyear Tire & Rubber Co.	2.7%

Sensient Technologies Corp.	2.7%

Portfolio holdings are subject to change daily.

** Excludes short-term investments related to securities lending.

24

PORTFOLIO MANAGERS’ REPORT	ING SMALLCAP VALUE FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

	1 Year	Since Inception of Class I March 6, 2002		Since Inception of Class Q April 30, 2002
Class I	1.89%	12.44%		—
Class Q	1.65%	—		10.52%
Russell 2000 Value Index(1)	15.11%	13.26	%(3)	10.14	%(4)
Russell 2000 Index(2)	9.82%	10.14	%(3)	7.66	%(4)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Value Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(2)         The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3)         Since inception performance for index is shown from March 1, 2002.

(4)         Since inception performance for index is shown from May 1, 2002.

25

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2004 to May 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING Convertible Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class Q	$1,000.00	$955.20	1.22%	$ 5.95
Hypothetical (5% return before expenses)
Class Q	$1,000.00	$1,018.85	1.22%	$ 6.14

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING Equity and Bond Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class Q	$1,000.00	$1,010.80	1.78%	$ 8.92
Hypothetical (5% return before expenses)
Class Q	$1,000.00	$1,016.06	1.78%	$ 8.95

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

26

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING Real Estate Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class I	$1,000.00	$1,059.10	0.90%	$ 4.62
Class Q	1,000.00	1,039.30	1.13	5.75
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.44	0.90%	$ 4.53
Class Q	1,000.00	1,019.30	1.13	5.69

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING Disciplined LargeCap Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class I	$1,000.00	$1,022.80	1.03%	$ 5.19
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.80	1.03%	$ 5.19

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING LargeCap Growth Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class I	$1,000.00	$1,014.80	0.99%	$ 4.97
Class Q	1,000.00	1,013.30	1.27	6.37
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.00	0.99%	$ 4.99
Class Q	1,000.00	1,018.60	1.27	6.39

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING MidCap Opportunities Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class I	$1,000.00	$1,029.30	1.14%	$ 5.77
Class Q	1,000.00	1,028.10	1.39	7.03
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.25	1.14%	$ 5.74
Class Q	1,000.00	1,018.00	1.39	6.99

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

27

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING SmallCap Opportunities Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class I	$1,000.00	$1,005.30	1.10%	$ 5.50
Class Q	1,000.00	1,004.10	1.35	6.75
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.45	1.10%	$ 5.54
Class Q	1,000.00	1,018.20	1.35	6.79

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING MagnaCap Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class I	$1,000.00	$995.50	0.80%	$ 3.98
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.94	0.80%	$ 4.03

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING LargeCap Value Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class I	$1,000.00	$1,006.70	1.15%	$ 5.75
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.20	1.15%	$ 5.79

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING MidCap Value Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class I	$1,000.00	$976.40	1.32%	$ 6.50
Class Q	1,000.00	974.30	1.81	8.91
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,018.35	1.32%	$ 6.64
Class Q	1,000.00	1,015.91	1.81	9.10

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING SmallCap Value Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class I	$1,000.00	$955.10	1.30%	$ 6.34
Class Q	1,000.00	954.00	1.55	7.55
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,018.45	1.30%	$ 6.54
Class Q	1,000.00	1,017.20	1.55	7.80

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors / Trustees and Shareholders
ING Equity Trust and ING Investment Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of ING Convertible Fund, ING Equity and Bond Fund, ING Real Estate Fund, ING Disciplined LargeCap Fund, ING LargeCap Growth Fund, ING MidCap Opportunities Fund, ING SmallCap Opportunities Fund, ING LargeCap Value Fund, ING MidCap Value Fund, ING SmallCap Value Fund, each a series of ING Equity Trust, and ING MagnaCap Fund, a series of ING Investment Funds, Inc., including the portfolios of investments, as of May 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods since May 1, 1999. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Convertible Fund, ING Equity and Bond Fund, ING Real Estate Fund, ING Disciplined LargeCap Fund, ING LargeCap Growth Fund, ING MidCap Opportunities Fund, ING SmallCap Opportunities Fund, ING LargeCap Value Fund, ING MidCap Value Fund, ING SmallCap Value Fund, and ING MagnaCap Fund as of May 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 22, 2005

29

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2005

		ING		ING
	ING	Equity and	ING	Disciplined
	Convertible	Bond	Real Estate	LargeCap
	Fund	Fund	Fund	Fund
ASSETS:
Investments in securities at value+*	$159,232,501	$59,779,629	$219,026,262	$45,924,357
Short-term investments at amortized cost	44,945,863	—	—	6,312,211
Repurchase agreement	3,142,000	2,796,000	—	217,000
Cash	—	389,896	2,016,864	818
Cash collateral for futures	—	11,416	—	—
Receivables:
Investment securities sold	307,232	771,807	2,191,428	—
Fund shares sold	42,035	23,000	6,000	12,523
Dividends and interest	893,313	209,521	166,759	75,981
Variation margin	—	8,719	—	—
Prepaid expenses	23,411	19,347	23,140	12,491
Total assets	208,586,355	64,009,335	223,430,453	52,555,381

LIABILITIES:
Payable for investment securities purchased	—	4,836,026	330,956	—
Payable for fund shares redeemed	781,886	375,978	—	79,343
Payable upon receipt of securities loaned	44,945,863	—	—	6,312,211
Payable to affiliates	220,122	84,330	172,304	66,708
Payable to custodian due to bank overdraft	255,672	—	—	—
Payable for trustee fees	12,551	3,956	2,400	8,004
Other accrued expenses and liabilities	152,456	91,321	117,837	110,616
Total liabilities	46,368,550	5,391,611	623,497	6,576,882
NET ASSETS	$162,217,805	$58,617,724	$222,806,956	$45,978,499

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$232,520,917	$69,565,639	$153,393,625	$88,642,827
Undistributed net investment income	979,114	116,918	2,740,840	19,967
Accumulated net realized gain (loss) on investments, foreign currency related transactions and futures	(71,197,155)	(13,983,547)	10,283,749	(45,662,197)
Net unrealized appreciation (depreciation) on investments, foreign currency related transactions and futures	(85,071)	2,918,714	56,388,742	2,977,902
NET ASSETS	$162,217,805	$58,617,724	$222,806,956	$45,978,499

+ Including securities loaned at value	$43,549,172	$—	$—	$6,091,518
* Cost of investments in securities	$159,317,572	$56,867,293	$162,637,520	$42,946,455

See Accompanying Notes to Financial Statements

30

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2005  (CONTINUED)

		ING		ING
	ING	Equity and	ING	Disciplined
	Convertible	Bond	Real Estate	LargeCap
	Fund	Fund	Fund	Fund
Class A:
Net assets	$52,895,209	$31,486,734	$57,798,990	$5,173,038
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	3,022,824	2,452,376	3,899,119	534,380
Net asset value and redemption price per share	$17.50	$12.84	$14.82	$9.68
Maximum offering price per share (5.75%)(1)	$18.57	$13.62	$15.72	$10.27

Class B:
Net assets	$50,727,094	$15,051,547	$3,483,875	$28,635,205
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	2,629,708	1,086,297	234,537	3,096,310
Net asset value and redemption price per share(2)	$19.29	$13.86	$14.85	$9.25
Maximum offering price per share	$19.29	$13.86	$14.85	$9.25

Class C:
Net assets	$56,329,213	$11,963,083	$2,720,445	$12,170,227
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	3,138,390	977,188	178,009	1,316,117
Net asset value and redemption price per share(2)	$17.95	$12.24	$15.28	$9.25
Maximum offering price per share	$17.95	$12.24	$15.28	$9.25

Class I:
Net assets	n/a	n/a	$146,498,753	$29
Shares authorized	n/a	n/a	unlimited	unlimited
Par value	n/a	n/a	$0.01	$0.01
Shares outstanding	n/a	n/a	9,455,780	3
Net asset value and redemption price per share	n/a	n/a	$15.49	$9.89
Maximum offering price per share	n/a	n/a	$15.49	$9.89

Class O:
Net assets	n/a	n/a	$12,304,893	n/a
Shares authorized	n/a	n/a	unlimited	n/a
Par value	n/a	n/a	$0.01	n/a
Shares outstanding	n/a	n/a	830,869	n/a
Net asset value and redemption price per share	n/a	n/a	$14.81	n/a
Maximum offering price per share	n/a	n/a	$14.81	n/a

Class Q:
Net assets	$2,266,289	$116,360	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	$0.01	$0.01	n/a	n/a
Shares outstanding	133,572	9,124	n/a	n/a
Net asset value and redemption price per share	$16.97	$12.75	n/a	n/a
Maximum offering price per share	$16.97	$12.75	n/a	n/a

(1)          Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)          Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

31

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2005  (CONTINUED)

	ING	ING	ING	ING
	LargeCap	MidCap	SmallCap	LargeCap
	Growth	Opportunities	Opportunities	Value
	Fund	Fund	Fund	Fund
ASSETS:
Investments in securities at value+*	$303,328,553	$365,670,448	$188,057,803	$43,480,915
Short-term investments at amortized cost	62,975,035	96,371,023	51,740,320	—
Repurchase agreement	—	1,584,000	7,489,000	—
Cash	8,253,977	72,476	46,568	292,220
Receivables:
Investment securities sold	587,400	2,611,652	151,062	679,339
Fund shares sold	275,030	35,837	3,199	402,110
Dividends and interest	94,151	159,202	42,333	76,377
Prepaid expenses	24,101	21,280	22,693	23,170
Reimbursement due from manager	—	81,594	40,900	—
Total assets	375,538,247	466,607,512	247,593,878	44,954,131

LIABILITIES:
Payable for investment securities purchased	849,392	1,837,073	—	—
Payable for fund shares redeemed	431,339	546,741	398,869	165,871
Payable upon receipt of securities loaned	62,975,035	96,371,023	51,740,320	—
Payable to affiliates	403,591	565,491	267,571	63,861
Payable for trustee fees	6,830	20,427	8,270	1,402
Other accrued expenses and liabilities	269,989	484,777	224,205	75,042
Total liabilities	64,936,176	99,825,532	52,639,235	306,176
NET ASSETS	$310,602,071	$366,781,980	$194,954,643	$44,647,955

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$652,027,255	$516,095,445	$463,042,271	$43,031,329
Undistributed net investment income (accumulated net investment loss)	(1,229,658)	—	—	111,835
Accumulated net realized gain (loss) on investments	(392,133,617)	(225,643,330)	(319,817,484)	1,818,798
Net unrealized appreciation (depreciation) on investments	51,938,091	76,329,865	51,729,856	(314,007)
NET ASSETS	$310,602,071	$366,781,980	$194,954,643	$44,647,955

+ Including securities loaned at value	$62,320,275	$93,971,206	$50,406,024	$—
* Cost of investments in securities	$251,390,462	$289,340,583	$136,327,947	$43,794,922

See Accompanying Notes to Financial Statements

32

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2005  (CONTINUED)

	ING	ING	ING	ING
	LargeCap	MidCap	SmallCap	LargeCap
	Growth	Opportunities	Opportunities	Value
	Fund	Fund	Fund	Fund
Class A:
Net assets	$111,207,869	$118,667,532	$93,821,344	$22,078,812
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	6,221,318	9,120,060	3,849,232	2,157,339
Net asset value and redemption price per share	$17.88	$13.01	$24.37	$10.23
Maximum offering price per share (5.75%)(1)	$18.97	$13.80	$25.86	$10.85

Class B:
Net assets	$106,162,363	$139,099,874	$43,929,252	$8,447,109
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	6,125,933	11,206,902	1,968,099	830,291
Net asset value and redemption price per share(2)	$17.33	$12.41	$22.32	$10.17
Maximum offering price per share	$17.33	$12.41	$22.32	$10.17

Class C:
Net assets	$52,354,503	$101,261,308	$43,602,966	$11,358,405
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	3,030,826	8,198,816	1,957,754	1,116,667
Net asset value and redemption price per share(2)	$17.27	$12.35	$22.27	$10.17
Maximum offering price per share	$17.27	$12.35	$22.27	$10.17

Class I:
Net assets	$38,840,563	$2,999,782	$13,358,507	$2,763,628
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	2,102,544	224,674	540,092	269,942
Net asset value and redemption price per share	$18.47	$13.35	$24.73	$10.24
Maximum offering price per share	$18.47	$13.35	$24.73	$10.24

Class O:
Net assets	n/a	n/a	n/a	n/a
Shares authorized	n/a	n/a	n/a	n/a
Par value	n/a	n/a	n/a	n/a
Shares outstanding	n/a	n/a	n/a	n/a
Net asset value and redemption price per share	n/a	n/a	n/a	n/a
Maximum offering price per share	n/a	n/a	n/a	n/a

Class Q:
Net assets	$2,036,773	$4,753,484	$242,574	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.01	$0.01	$0.01	n/a
Shares outstanding	111,009	361,442	9,884	n/a
Net asset value and redemption price per share	$18.35	$13.15	$24.54	n/a
Maximum offering price per share	$18.35	$13.15	$24.54	n/a

(1)          Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)          Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

33

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2005

		ING	ING
	ING	MidCap	SmallCap
	MagnaCap	Value	Value
	Fund	Fund	Fund
ASSETS:
Investments in securities at value+*	$342,617,451	$150,549,780	$140,968,018
Short-term investments at amortized cost	40,540,622	36,890,766	38,858,767
Repurchase agreement	3,302,000	—	—
Cash	303,484	2,452,925	7,797,182
Receivables:
Investment securities sold	1,727,651	1,193,452	—
Fund shares sold	15,889	5,796	8,262
Dividends and interest	526,419	181,736	125,990
Prepaid expenses	25,133	24,868	25,282
Total assets	389,058,649	191,299,323	187,783,501

LIABILITIES:
Payable for investment securities purchased	3,739,960	—	1,134,870
Payable for fund shares redeemed	326,925	401,259	408,599
Payable upon receipt of securities loaned	40,540,622	36,890,766	38,858,767
Payable to affiliates	329,239	209,381	194,811
Payable for trustee fees	40,142	356	1,027
Other accrued expenses and liabilities	334,296	106,557	101,313
Total liabilities	45,311,184	37,608,319	40,699,387
NET ASSETS	$343,747,465	$153,691,004	$147,084,114

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$386,488,367	$155,300,593	$143,577,100
Undistributed net investment income (distributions in excess of net investment income)	1,047,605	(13,333)	(13,333)
Accumulated net realized gain (loss) on investments	(86,319,702)	12,830,650	20,167,710
Net unrealized appreciation (depreciation) on investments	42,531,195	(14,426,906)	(16,647,363)
NET ASSETS	$343,747,465	$153,691,004	$147,084,114

+ Including securities loaned at value	$39,351,474	$34,650,358	$36,768,285
* Cost of investments in securities	$300,086,256	$164,976,686	$157,615,381

See Accompanying Notes to Financial Statements

34

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2005 (CONTINUED)

		ING	ING
	ING	MidCap	SmallCap
	MagnaCap	Value	Value
	Fund	Fund	Fund
Class A:
Net assets	$293,793,373	$71,136,451	$79,748,233
Shares authorized	80,000,000	unlimited	unlimited
Par value	$0.10	$0.01	$0.01
Shares outstanding	27,174,783	6,453,144	6,188,363
Net asset value and redemption price per share	$10.81	$11.02	$12.89
Maximum offering price per share 5.75%)(1)	$11.47	$11.69	$13.68

Class B:
Net assets	$36,962,204	$38,070,863	$24,540,315
Shares authorized	80,000,000	unlimited	unlimited
Par value	$0.10	$0.01	$0.01
Shares outstanding	3,535,335	3,520,432	1,945,717
Net asset value and redemption price per share(2)	$10.46	$10.81	$12.61
Maximum offering price per share	$10.46	$10.81	$12.61

Class C:
Net assets	$6,489,705	$42,426,035	$42,276,081
Shares authorized	20,000,000	unlimited	unlimited
Par value	$0.10	$0.01	$0.01
Shares outstanding	620,379	3,924,075	3,355,547
Net asset value and redemption price per share(2)	$10.46	$10.81	$12.60
Maximum offering price per share	$10.46	$10.81	$12.60

Class I:
Net assets	$2,453,990	$2,037,402	$455,814
Shares authorized	50,000,000	unlimited	unlimited
Par value	$0.10	$0.01	$0.01
Shares outstanding	228,043	182,638	35,080
Net asset value and redemption price per share	$10.76	$11.16	$12.99
Maximum offering price per share	$10.76	$11.16	$12.99

Class M:
Net assets	$4,048,193	n/a	n/a
Shares authorized	5,000,000	n/a	n/a
Par value	$0.10	n/a	n/a
Shares outstanding	377,273	n/a	n/a
Net asset value and redemption price per share	$10.73	n/a	n/a
Maximum offering price per share (3.50%)(3)	$11.12	n/a	n/a

Class Q:
Net assets	n/a	$20,253	$63,671
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.01	$0.01
Shares outstanding	n/a	1,842	4,872
Net asset value and redemption price per share	n/a	$11.00	$13.07
Maximum offering price per share	n/a	$11.00	$13.07

(1)          Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)          Redemption price per share may be reduced for any applicable contingent deferred sales charges.

(3)          Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

35

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2005

		ING		ING
	ING	Equity and	ING	Disciplined
	Convertible	Bond	Real Estate	LargeCap
	Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Dividends	$2,505,683	$659,970	$10,207,166	$1,094,676
Interest	3,913,220	1,221,635	23,683	20,474
Securities lending income	136,513	—	10,986	1,107
Total investment income	6,555,416	1,881,605	10,241,835	1,116,257

EXPENSES:
Investment management fees	1,443,948	479,318	1,559,453	402,970
Distribution and service fees:
Class A	207,885	118,715	90,209	15,516
Class B	643,107	172,829	28,152	309,241
Class C	660,446	124,727	28,299	136,315
Class O	—	—	12,565	—
Class Q	6,930	587	—	—
Transfer agent fees:
Class A	57,441	49,996	5,734	6,264
Class B	62,390	25,369	419	34,802
Class C	64,334	18,239	416	16,430
Class I	—	—	9,275	261
Class O	—	—	1,835	—
Class Q	1,065	593	—	—
Administrative service fees	192,524	63,908	222,777	57,567
Shareholder reporting expense	55,929	8,769	51,740	13,129
Registration fees	53,658	46,250	64,942	41,697
Professional fees	22,279	8,544	25,939	10,917
Custody and accounting expense	25,814	31,776	23,420	12,346
Trustee fees	10,287	3,836	3,537	5,145
Miscellaneous expense	21,601	8,011	11,426	32,916
Total expenses	3,529,638	1,161,467	2,140,138	1,095,516
Net recouped (waived and reimbursed) fees	(23,667)	2,841	208,826	(1,060)
Brokerage commission recapture	—	—	(138,294)	—
Net expenses	3,505,971	1,164,308	2,210,670	1,094,456
Net investment income	3,049,445	717,297	8,031,165	21,801

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND FUTURES:
Net realized gain on:
Investments	9,980,291	1,574,988	18,980,782	6,946,906
Foreign currency related transactions	34,687	—	—	—
Futures	—	21,659	—	12,216
Net realized gain on investments, foreign currency related transactions and futures	10,014,978	1,596,647	18,980,782	6,959,122
Net change in unrealized appreciation or depreciation on:
Investments	(14,795,559)	283,395	27,111,162	(2,532,214)
Futures	—	35,156	—	(1,725)
Net change in unrealized appreciation or depreciation on investments and futures	(14,795,559)	318,551	27,111,162	(2,533,939)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	(4,780,581)	1,915,198	46,091,944	4,425,183
Increase (decrease) in net assets resulting from operations	$(1,731,136)	$2,632,495	$54,123,109	$4,446,984

See Accompanying Notes to Financial Statements

36

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2005

	ING	ING	ING	ING
	LargeCap	MidCap	SmallCap	LargeCap
	Growth	Opportunities	Opportunities	Value
	Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,902,912	$1,812,970	$421,387	$711,476
Interest	32,836	109,816	62,741	7,409
Securities lending income	24,940	71,832	88,071	—
Total investment income	2,960,688	1,994,618	572,199	718,885

EXPENSES:
Investment management fees	2,347,100	4,084,727	2,080,384	272,932
Distribution and service fees:
Class A	378,653	372,969	300,368	34,145
Class B	1,114,826	1,624,944	575,193	62,512
Class C	517,685	1,142,012	498,797	82,573
Class Q	11,244	11,736	773	—
Transfer agent fees:
Class A	148,330	181,322	180,566	15,058
Class B	153,867	231,825	102,843	7,145
Class C	71,467	169,720	90,138	9,310
Class I	11,894	246	2,062	1,326
Class Q	1,337	417	48	59
Administrative service fees	312,943	789,218	457,100	30,326
Shareholder reporting expense	31,054	107,415	95,040	9,440
Registration fees	69,185	79,035	49,181	82,572
Professional fees	24,287	20,254	27,784	7,240
Custody and accounting expense	33,498	30,763	29,670	4,220
Trustee fees	6,477	14,849	14,931	2,037
Organization expense and offering costs	—	—	—	67,398
Miscellaneous expense	18,097	24,211	17,603	1,515
Total expenses	5,251,944	8,885,663	4,522,481	689,808
Net recouped (waived and reimbursed) fees	171,000	(209,341)	(223,192)	(149,529)
Brokerage commission recapture	(64,122)	—	—	—
Net expenses	5,358,822	8,676,322	4,299,289	540,279
Net investment income (loss)	(2,398,134)	(6,681,704)	(3,727,090)	178,606

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments	4,847,977	32,363,227	29,952,329	2,061,484
Payment by affiliate and net gain on the disposal of investments	—	304,691	—	—
Net realized gain on investments and payment by affiliate	4,847,977	32,667,918	29,952,329	2,061,484
Net change in unrealized appreciation or depreciation on investments	340,609	1,270,608	(10,378,704)	(206,862)
Net realized and unrealized gain on investments and payment by affiliate	5,188,586	33,938,526	19,573,625	1,854,622
Increase in net assets resulting from operations	$2,790,452	$27,256,822	$15,846,535	$2,033,228

*Foreign taxes	$3,148	$—	$—	$—

See Accompanying Notes to Financial Statements

37

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2005

		ING	ING
	ING	MidCap	SmallCap
	MagnaCap	Value	Value
	Fund	Fund	Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$8,296,289	$1,727,228	$1,527,974
Interest	80,960	23,321	26,763
Securities lending income	7,305	248,942	543,007
Total investment income	8,384,554	1,999,491	2,097,744

EXPENSES:
Investment management fees	2,696,922	1,446,144	1,348,500
Distribution and service fees:
Class A	925,568	178,928	196,979
Class B	452,088	398,260	243,381
Class C	95,839	416,606	406,038
Class M	34,927	—	—
Class Q	6	50	156
Transfer agent fees:
Class A	195,522	87,537	105,513
Class B	28,912	48,239	32,474
Class C	6,174	50,975	54,534
Class I	395	2,004	382
Class M	2,967	—	—
Class Q	—	22	43
Administrative service fees	—	155,125	144,418
Shareholder reporting expense	23,911	87,421	73,781
Registration fees	74,877	51,650	48,684
Professional fees	25,095	28,234	14,883
Custody and accounting expense	36,810	18,668	12,940
Trustee fees	9,712	3,744	3,602
Miscellaneous expense	28,502	8,078	9,616
Total expenses	4,638,227	2,981,685	2,695,924
Net recouped fees	—	154,001	185,214
Net expenses	4,638,227	3,135,686	2,881,138
Net investment income (loss)	3,746,327	(1,136,195)	(783,394)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	26,114,730	19,472,636	24,004,981
Net change in unrealized appreciation or depreciation on investments	(6,195,080)	(16,101,733)	(21,885,346)
Net realized and unrealized gain on investments	19,919,650	3,370,903	2,119,635
Increase in net assets resulting from operations	$23,665,977	$2,234,708	$1,336,241

* Foreign taxes	$54,575	$—	$—

See Accompanying Notes to Financial Statements

38

STATEMENTS OF CHANGES IN NET ASSETS

	ING Convertible Fund		ING Equity and Bond Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
FROM OPERATIONS:
Net investment income	$3,049,445	$3,558,967	$717,297	$692,027
Net realized gain (loss) on investments, foreign currency related transactions and futures	10,014,978	18,580,712	1,596,647	(791,892)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	(14,795,559)	5,044,475	318,551	6,008,996
Net increase (decrease) in net assets resulting from operations	(1,731,136)	27,184,154	2,632,495	5,909,131

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,545,427)	(1,433,574)	(504,895)	(789,960)
Class B	(1,066,565)	(1,224,775)	(114,044)	(315,822)
Class C	(1,225,778)	(1,281,578)	(111,954)	(249,621)
Class Q	(80,312)	(99,026)	(3,747)	(6,646)
Total distributions	(3,918,082)	(4,038,953)	(734,640)	(1,362,049)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	22,140,575	47,499,407	6,507,409	18,750,762
Dividends reinvested	2,527,920	2,581,510	561,352	1,011,337
	24,668,495	50,080,917	7,068,761	19,762,099
Cost of shares redeemed	(69,882,260)	(53,959,375)	(19,829,878)	(27,110,551)
Net decrease in net assets resulting from capital share transactions	(45,213,765)	(3,878,458)	(12,761,117)	(7,348,452)
Net increase (decrease) in net assets	(50,862,983)	19,266,743	(10,863,262)	(2,801,370)

NET ASSETS:
Beginning of year	213,080,788	193,814,045	69,480,986	72,282,356
End of year	$162,217,805	$213,080,788	$58,617,724	$69,480,986
Undistributed net investment income at end of year	$979,114	$1,813,063	$116,918	$108,494

See Accompanying Notes to Financial Statements

39

STATEMENTS OF CHANGES IN NET ASSETS

	ING Real Estate Fund		ING Disciplined LargeCap Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
FROM OPERATIONS:
Net investment income (loss)	$8,031,165	$7,739,664	$21,801	$(196,511)
Net realized gain on investments and futures	18,980,782	18,787,767	6,959,122	8,281,222
Net change in unrealized appreciation or depreciation on investments and futures	27,111,162	10,691,837	(2,533,939)	4,006,258
Net increase in net assets resulting from operations	54,123,109	37,219,268	4,446,984	12,090,969

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,212,841)	(327,077)	—	—
Class B	(78,541)	(35,510)	—	—
Class C	(76,563)	(77,403)	—	—
Class I	(6,583,649)	(8,236,929)	—	—
Class O	(158,947)	—	—	—
Net realized gains:
Class A	(2,268,169)	(242,273)	—	—
Class B	(184,964)	(30,332)	—	—
Class C	(206,851)	(87,401)	—	—
Class I	(11,900,609)	(6,232,489)	—	—
Class O	(199,400)	—	—	—
Total distributions	(22,870,534)	(15,269,414)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	83,439,223	73,899,420	4,912,800	4,879,672
Dividends reinvested	16,039,378	9,979,129	—	—
	99,478,601	83,878,549	4,912,800	4,879,672
Cost of shares redeemed	(91,095,041)	(49,590,718)	(39,586,158)	(23,356,188)
Net increase (decrease) in net assets resulting from capital share transactions	8,383,560	34,287,831	(34,673,358)	(18,476,516)
Net increase (decrease) in net assets	39,636,135	56,237,685	(30,226,374)	(6,385,547)

NET ASSETS:
Beginning of year	183,170,821	126,933,136	76,204,873	82,590,420
End of year	$222,806,956	$183,170,821	$45,978,499	$76,204,873
Undistributed net investment income at end of year	$2,740,840	$2,271,773	$19,967	$—

See Accompanying Notes to Financial Statements

40

STATEMENTS OF CHANGES IN NET ASSETS

	ING LargeCap Growth Fund		ING MidCap Opportunities Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
FROM OPERATIONS:
Net investment loss	$(2,398,134)	$(2,863,179)	$(6,681,704)	$(3,189,037)
Net realized gain on investments and reimbursement from affiliate	4,847,977	39,816,143	32,667,918	36,005,578
Net change in unrealized appreciation or depreciation on investments	340,609	18,934,271	1,270,608	(14,157,412)
Net increase in net assets resulting from operations	2,790,452	55,887,235	27,256,822	18,659,129

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,284,365)	—	—	—
Class B	(1,739,049)	—	—	—
Class C	(805,907)	—	—	—
Class I	(923,412)	—	—	—
Class Q	(120,417)	—	—	—
Return of capital:
Class A	(872,085)	—	—	—
Class B	(954,286)	—	—	—
Class C	(440,286)	—	—	—
Class I	(293,343)	—	—	—
Class Q	(41,959)	—	—	—
Total distributions	(8,475,109)	—	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	107,955,616	167,009,595	27,372,572	28,495,626
Dividends reinvested	6,725,986	—	—	373,162,486
	114,681,602	167,009,595	27,372,572	401,658,112
Cost of shares redeemed	(124,424,891)	(70,231,343)	(151,471,341)	(127,345,757)
Net increase (decrease) in net assets resulting from capital share transactions	(9,743,289)	96,778,252	(124,098,769)	274,312,355
Net increase (decrease) in net assets	(15,427,946)	152,665,487	(96,841,947)	292,971,484

NET ASSETS:
Beginning of year	326,030,017	173,364,530	463,623,927	170,652,443
End of year	$310,602,071	$326,030,017	$366,781,980	$463,623,927
Accumulated net investment loss at end of year	$(1,229,658)	$—	$—	$—

See Accompanying Notes to Financial Statements

41

STATEMENTS OF CHANGES IN NET ASSETS

	ING SmallCap Opportunities Fund		ING LargeCap Value Fund
	Year	Year	Year	February 2,
	Ended	Ended	Ended	2004(1)
	May 31,	May 31,	May 31,	to May 31,
	2005	2004	2005	2004
FROM OPERATIONS:
Net investment income (loss)	$(3,727,090)	$(5,073,085)	$178,606	$5,355
Net realized gain on investments	29,952,329	43,684,508	2,061,484	8,982
Net change in unrealized appreciation or depreciation on investments	(10,378,704)	20,950,754	(206,862)	(107,145)
Net increase (decrease) in net assets resulting from operations	15,846,535	59,562,177	2,033,228	(92,808)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(107,111)	—
Class B	—	—	(21,668)	—
Class C	—	—	(26,910)	—
Class I	—	—	(24,018)	—
Net realized gains:
Class A	—	—	(110,882)	—
Class B	—	—	(52,095)	—
Class C	—	—	(67,763)	—
Class I	—	—	(20,928)	—
Total distributions	—	—	(431,375)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	32,730,867	55,115,680	36,704,872	11,680,876
Dividends reinvested	—	—	298,625	—
	32,730,867	55,115,680	37,003,497	11,680,876
Cost of shares redeemed	(106,392,621)	(140,542,492)	(5,081,104)	(464,359)
Net increase (decrease) in net assets resulting from capital share transactions	(73,661,754)	(85,426,812)	31,922,393	11,216,517
Net increase (decrease) in net assets	(57,815,219)	(25,864,635)	33,524,246	11,123,709

NET ASSETS:
Beginning of period	252,769,862	278,634,497	11,123,709	—
End of period	$194,954,643	$252,769,862	$44,647,955	$11,123,709
Undistributed net investment income at end of period	$—	$—	$111,835	$45,538

(1) Commencement of operations.

See Accompanying Notes to Financial Statements

42

STATEMENTS OF CHANGES IN NET ASSETS

	ING MagnaCap Fund		ING MidCap Value Fund
	Year	Year
	Ended	Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
FROM OPERATIONS:
Net investment income (loss)	$3,746,327	$2,960,215	$(1,136,195)	$(455,900)
Net realized gain on investments	26,114,730	5,922,962	19,472,636	9,538,762
Net change in unrealized appreciation or depreciation on investments	(6,195,080)	38,819,962	(16,101,733)	9,173,938
Net increase in net assets resulting from operations	23,665,977	47,703,139	2,234,708	18,256,800

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(3,895,915)	(2,197,417)	(5,379,868)	—
Class B	(101,711)	—	(3,140,896)	—
Class C	(23,132)	—	(3,310,535)	—
Class I	(23,921)	(112)	(154,805)	—
Class M	(18,440)	(4,890)	—	—
Class Q	(33)	(42,794)	(1,507)	—
Total distributions	(4,063,152)	(2,245,213)	(11,987,611)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	23,663,858	35,810,247	95,315,357	90,677,565
Net proceeds from shares issued in merger	—	147,505,028	—	—
Dividends reinvested	3,533,011	1,940,774	9,166,148	—
	27,196,869	185,256,049	104,481,505	90,677,565
Cost of shares redeemed	(83,739,269)	(80,780,723)	(68,683,573)	(20,765,261)
Net increase (decrease) in net assets resulting from capital share transactions	(56,542,400)	104,475,326	35,797,932	69,912,304
Net increase (decrease) in net assets	(36,939,575)	149,933,252	26,045,029	88,169,104

NET ASSETS:
Beginning of year	380,687,040	230,753,788	127,645,975	39,476,871
End of year	$343,747,465	$380,687,040	$153,691,004	$127,645,975
Undistributed net investment income (accumulated net investment loss) at end of year	$1,047,605	$1,364,430	$(13,333)	$(21,333)

See Accompanying Notes to Financial Statements

43

STATEMENTS OF CHANGES IN NET ASSETS

	ING SmallCap Value Fund
	Year	Year
	Ended	Ended
	May 31,	May 31,
	2005	2004
FROM OPERATIONS:
Net investment loss	$(783,394)	$(576,767)
Net realized gain on investments	24,004,981	10,868,528
Net change in unrealized appreciation or depreciation on investments	(21,885,346)	8,636,660
Net increase in net assets resulting from operations	1,336,241	18,928,421

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	(5,340,181)	(1,073,901)
Class B	(1,592,895)	(775,481)
Class C	(2,730,797)	(949,961)
Class I	(31,243)	(22,291)
Class Q	(4,047)	(49)
Total distributions	(9,699,163)	(2,821,683)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	104,901,397	57,600,625
Dividends reinvested	7,367,516	2,135,022
	112,268,913	59,735,647
Cost of shares redeemed	(51,689,775)	(12,951,477)
Net increase in net assets resulting from capital share transactions	60,579,138	46,784,170
Net increase in net assets	52,216,216	62,890,908

NET ASSETS:
Beginning of year	94,867,898	31,976,990
End of year	$147,084,114	$94,867,898
Distributions in excess of net investment income at end of year	$(13,333)	$(21,333)

See Accompanying Notes to Financial Statements

44

ING CONVERTIBLE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended May 31,				Eleven Months Ended May 31,	Year Ended June 30,
	2005	2004	2003	2002	2001(1)	2000

Per Share Operating Performance:
Net asset value, beginning of period	$17.58	15.74	14.91	17.37	26.85	22.51
Income (loss) from investment operations:
Net investment income	$0.38 *	0.46	0.41	0.36	0.59	0.44
Net realized and unrealized gain (loss) on investments	$(0.49)	1.84	0.76	(2.28)	(4.84)	7.82
Total from investment operations	$(0.11)	2.30	1.17	(1.92)	(4.25)	8.26
Less distributions from:
Net investment income	$0.50	0.46	0.34	0.45	0.53	0.35
Net realized gain from investments	$—	—	—	0.09	4.70	3.57
Total distributions	$0.50	0.46	0.34	0.54	5.23	3.92
Net asset value, end of period	$16.97	17.58	15.74	14.91	17.37	26.85
Total Return(2)%	(0.72)	14.72	8.11	(11.12)	(17.50)	40.36

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,266	3,176	4,030	8,626	29,629	56,165
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.24	1.26	1.36	1.19	1.15	1.25
Gross expenses prior to expense reimbursement(3)%	1.24	1.26	1.36	1.19	1.14	1.25
Net investment income after expense reimbursement(3)(4)%	2.17	2.37	2.78	2.23	2.47	1.88
Portfolio turnover rate %	72	138	97	100	145	129

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*            Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

45

ING EQUITY AND BOND FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended May 31,				Eleven Months Ended May 31,	Year Ended June 30,
	2005	2004	2003	2002	2001(1)	2000

Per Share Operating Performance:
Net asset value, beginning of period	$12.38	11.63	11.98	13.23	14.94	19.04
Income (loss) from investment operations:
Net investment income	$0.13	0.17	0.28	0.42	0.44	0.54
Net realized and unrealized gain (loss) on investments	$0.40	0.86	(0.38)	(1.15)	(0.54)	(0.57)
Total from investment operations	$0.53	1.03	(0.10)	(0.73)	(0.10)	(0.03)
Less distributions from:
Net investment income	$0.16	0.28	0.25	0.47	0.47	0.40
Net realized gain from investments	$—	—	—	0.05	1.14	3.67
Total distributions	$0.16	0.28	0.25	0.52	1.61	4.07
Net asset value, end of period	$12.75	12.38	11.63	11.98	13.23	14.94
Total Return(2)%	4.31	8.93†	(0.61)	(5.53)	(0.70)	(0.60)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$116	324	222	191	373	230
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.44	1.49	1.50	1.40	1.25	1.30
Gross expenses prior to expense reimbursement/recoupment(3)%	1.41	1.48	1.61	1.40	1.46	1.51
Net investment income after expense reimbursement/recoupment(3)(4)%	1.33	1.39	2.70	3.31	3.61	3.36
Portfolio turnover rate %	216	302	129	145	76	173

(1)      The Fund changed its fiscal year end to May 31.

(2)      Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)      Annualized for periods less than one year.

(4)      The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

†          Total return without the effect of reimbursement by affiliate for investment transaction losses would have been 8.84% for Class Q.

See Accompanying Notes to Financial Statements.

46

ING REAL ESTATE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
				Period
				Ended
	Year Ended May 31,			May 31,	Year Ended October 31,
	2005		2004	2003(1)	2002	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$13.28		11.45	9.98	9.77	9.57	8.24
Income (loss) from investment operations:
Net investment income	$0.54	*	0.58	0.20	0.60	0.50	0.69
Net realized and unrealized gain (loss) on investments	$3.15		2.43	1.47	0.23	0.27	1.21
Total from investment operations	$3.69		3.01	1.67	0.83	0.77	1.90
Less distributions from:
Net investment income	$0.53		0.67	0.20	0.62	0.57	0.57
Net realized gain from investments	$0.95		0.51	—	—	—	—
Total distributions	$1.48		1.18	0.20	0.62	0.57	0.57
Net asset value, end of period	$15.49		13.28	11.45	9.98	9.77	9.57
Total Return(2)%	28.82		27.24	16.95	8.06	7.88	23.78

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$146,499		161,904	125,645	97,331	76,188	64,447
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.90		0.96	1.00	0.98	1.00	1.00
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	0.98		0.96	1.00	0.98	1.00	1.00
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	0.90		1.06	1.19	0.98	1.03	1.05
Net investment income after expense reimbursement(3)(4)%	3.70		4.69	4.26	4.29	4.84	5.71
Portfolio turnover rate %	91		132	62	106	77	93

(1)         On November 4, 2002, pursuant to an Agreement and Plan of Reorganization dated August 20, 2002, all of the assets and liabilities of the CRA Realty Shares Portfolio were transferred to the newly created ING Real Estate Fund in exchange for shares of the ING Real Estate Fund. The financial highlight information presented for periods prior to November 4, 2002 reflects the activity of the CRA Realty Shares Portfolio. The ING Real Estate Fund has adopted a fiscal year end of May 31.

(2)         Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)         Annualized for periods less than one year.

(4)         The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*            Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

47

ING DISCIPLINED LARGECAP FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
						Seven Months	Year
						Ended	Ended
	Year Ended May 31,					May 31,	October 31,
	2005		2004	2003	2002	2001(1)	2000

Per Share Operating Performance:
Net asset value, beginning of period	$8.99		7.72	8.52	9.94	11.25	11.17
Income (loss) from investment operations:
Net investment income	$0.04	*	0.05	0.05	0.04	0.02	0.04
Net realized and unrealized gain (loss) on investments	$0.86		1.22	(0.85)	(1.46)	(1.33)	0.19
Total from investment operations	$0.90		1.27	(0.80)	(1.42)	(1.31)	0.23
Less distributions from:
Net realized gain from investments	$—		—	—	—	—	0.15
Total distributions	$—		—	—	—	—	0.15
Net asset value, end of period	$9.89		8.99	7.72	8.52	9.94	11.25
Total Return(2)%	10.01		16.45	(9.39)	(14.28)	(11.64)	2.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$0	**	22,762	19,550	21,578	25,172	28,473
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.04		1.09	1.12	1.00	1.04	1.07
Gross expenses prior to expense reimbursement(3)%	1.04		1.09	1.12	1.00	1.04	1.07
Net investment income after expense reimbursement(3)%	0.49		0.55	0.70	0.46	0.27	0.34
Portfolio turnover rate %	154		200	106	149	26	57

(1)         The Fund changed its fiscal year end to May 31.

(2)         Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)         Annualized for periods less than one year.

*            Per share data calculated using average number of shares outstanding throughout the period.

**     Amount represents less than $1,000.

See Accompanying Notes to Financial Statements.

48

ING LARGECAP GROWTH FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
				January 8,
				2002(1) to
	Year Ended May 31,			May 31,
	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$18.69	14.71	16.93	21.04
Income (loss) from investment operations:
Net investment income (loss)	$0.02	(0.05)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	$0.37	4.03	(2.16)	(4.09)
Total from investment operations	$0.39	3.98	(2.22)	(4.11)
Less distributions from:
Net investment income	$0.46	—	—	—
Return of capital	$0.15	—	—	—
Total distribution	$0.61	—	—	—
Net asset value, end of period	$18.47	18.69	14.71	16.93
Total Return(2)%	2.07	27.06	(13.11)	(19.53)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$38,841	36,504	22,156	26,106
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	0.97	0.91	1.05	0.96
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	0.99	0.94	1.05	0.96
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	0.94	1.10	1.21	0.96
Net investment loss after expense reimbursement and brokerage commission recapture(3)(4)%	(0.02)	(0.31)	(0.42)	(0.43)
Portfolio turnover rate %	81	142	291	536

	Class Q
					Eleven Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	June 30,
	2005	2004	2003	2002	2001(5)	2000

Per Share Operating Performance:
Net asset value, beginning of period	$18.58	14.66	16.92	24.81	43.71	28.43
Income (loss) from investment operations:
Net investment loss	$(0.06)	(0.11)	(0.15)	(0.44)	(0.17)	(0.20)
Net realized and unrealized gain (loss) on investments	$0.40	4.03	(2.11)	(7.44)	(18.26)	15.86
Total from investment operations	$0.34	3.92	(2.26)	(7.88)	(18.43)	15.66
Less distributions from:
Net investment income	$0.42	—	—	0.01	—	—
Net realized gain from investments	$—	—	—	—	0.47	0.38
Return of capital	$0.15	—	—	—	—	—
Total distributions	$0.57	—	—	0.01	0.47	0.38
Net asset value, end of period	$18.35	18.58	14.66	16.92	24.81	43.71
Total Return(2)%	1.81	26.74	(13.36)	(31.77)	(42.50)	55.57

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,037	6,035	6,178	16,840	12,534	24,838
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.22	1.14	1.31	1.21	1.19	1.26
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.24	1.17	1.31	1.21	1.19	1.26
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.19	1.32	1.47	1.21	1.19	1.26
Net investment loss afterexpense reimbursement and brokerage commission recapture(3)(4)%	(0.27)	(0.53)	(0.66)	(0.76)	(0.50)	(0.77)
Portfolio turnover rate %	81	142	291	536	331	139

(1)         Commencement of operations of Class I.

(2)         Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)         Annualized for periods less than one year.

(4)         The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(5)         The Fund changed its fiscal year end to May 31.

See Accompanying Notes to Financial Statements.

49

ING MIDCAP OPPORTUNITIES FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
						Five Months	Year
						Ended	Ended
	Year Ended May 31,					May 31,	December 31,
	2005	2004		2003	2002	2001(1)	2000

Per Share Operating Performance:
Net asset value, beginning of period	$12.33	10.33		11.29	14.73	19.26	21.34
Income (loss) from investment operations:
Net investment loss	$(0.09)	(0.09	)*	(0.11)	(0.11)*	(0.06)	(0.13)
Net realized and unrealized gain (loss) on investments	$1.10	2.09		(0.85)	(3.33)	(4.47)	0.23
Total from investment operations	$1.01	2.00		(0.96)	(3.44)	(4.53)	0.10
Less distributions from:
Net realized gain on investments	$—	—		—	—	—	2.18
Total distributions	$—	—		—	—	—	2.18
Payment by affiliate	$0.01	—		—	—	—	—
Net asset value, end of period	$13.35	12.33		10.33	11.29	14.73	19.26
Total Return(2)%	8.27 †	19.36		(8.50)	(23.35)	(23.52)	0.08

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,000	2,614		10,844	39,874	52,007	68,006
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.22	1.17		1.09	1.26	1.52	1.36
Gross expenses prior to expense reimbursement(3)%	1.27	1.31		1.41	1.50	1.52	1.36
Net investment loss after expense reimbursement(3)(4)%	(0.72)	(0.81)		(0.71)	(0.95)	(0.97)	(0.66)
Portfolio turnover rate %	50	115		345	399	182	188

	Class Q
						Five Months	April 4,
						Ended	2000(5) to$
	Year Ended May 31,					May 31,	December 31,
	2005	2004		2003	2002	2001(1)	2000

Per Share Operating Performance:
Net asset value, beginning of period	$12.17	10.19		11.16	14.63	19.16	22.57
Income (loss) from investment operations:
Net investment loss	$(0.13)	(0.10	)*	(0.09)	(0.17)*	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	$1.10	2.08		(0.88)	(3.30)	(4.45)	(1.17)
Total from investment operations	$0.97	1.98		(0.97)	(3.47)	(4.53)	(1.23)
Less distributions from:
Net realized gain from investments	$—	—		—	—	—	2.18
Total distributions	$—	—		—	—	—	2.18
Payment by affiliate	$0.01	—		—	—	—	—
Net asset value, end of period	$13.15	12.17		10.19	11.16	14.63	19.16
Total Return(2)%	8.05 †	19.43		(8.69)	(23.72)	(23.64)	(5.86)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,753	4,898		4,886	6,563	3,071	3,264
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.47	1.45		1.33	1.63	1.82	1.61
Gross expenses prior to expense reimbursement(3)%	1.52	1.56		1.66	1.69	1.82	1.61
Net investment loss after expense reimbursement(3)(4)%	(0.98)	(1.00)		(0.98)	(1.35)	(1.28)	(0.91)
Portfolio turnover rate %	50	115		345	399	182	188

(1)         The Fund changed its fiscal year end to May 31.

(2)         Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)         Annualized for periods less than one year.

(4)         The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(5)         Commencement of operations.

*            Per share data calculated using average number of shares outstanding throughout the period.

†             In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 8.19% and 7.97% for Class I and Class Q, respectively.

See Accompanying Notes to Financial Statements.

50

ING SMALLCAP OPPORTUNITIES FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
					Five Months	Year
					Ended	Ended
	Year Ended May 31,				May 31,	December 31,
	2005	2004	2003	2002	2001(1)	2000

Per Share Operating Performance:
Net asset value, beginning of period	$22.76	18.27	24.07	39.02	47.47	59.54
Income (loss) from investment operations:
Net investment loss	$(0.21)	(0.23)	(0.23)	(0.36)**	(0.14)	(1.00)
Net realized and unrealized gain (loss) on investments	$2.18	4.72	(5.57)	(13.60)	(8.31)	(2.17)
Total from investment operations	$1.97	4.49	(5.80)	(13.96)	(8.45)	(3.17)
Less distributions from:
Net realized gain from investments	$—	—	—	0.99	—	8.90
Total distributions	$—	—	—	0.99	—	8.90
Net asset value, end of period	$24.73	22.76	18.27	24.07	39.02	47.47
Total Return(2)%	8.66	24.58†	(24.10)	(36.17)	(17.80)	(5.21)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$13,359	11,526	8,510	10,700	0.00 *	0.00 *
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.17	1.31	1.46	1.41	1.31	1.15
Gross expenses prior to expense reimbursement(3)%	1.28	1.31	1.46	1.41	1.31	1.15
Net investment loss after expense reimbursement after expense reimbursement(3)%	(0.91)	(1.09)	(1.37)	(1.34)	(1.03)	(0.75)
Portfolio turnover rate %	62	60	357	423	104	134

	Class Q
							Five Months	April 4,
							Ended	2000(4) to
	Year Ended May 31,						May 31,	December 31,
	2005		2004		2003	2002	2001(1)	2000

Per Share Operating Performance:
Net asset value, beginning of period	$22.64		18.22		24.07	38.81	47.20	60.86
Income (loss) from investment operations:
Net investment loss	$(0.27	)*	(0.29	)**	(0.53)	(0.51)**	(0.20)	(0.27)
Net realized and unrealized gain (loss) on investments	$2.17		4.13		(5.32)	(13.24)	(8.19)	(4.49)
Total from investment operations	$1.90		4.42		(5.85)	(13.75)	(8.39)	(4.76)
Less distributions from:
Net realized gain from investments	$—		—		—	0.99	—	8.90
Total distributions	$—		—		—	0.99	—	8.90
Net asset value, end of period	$24.54		22.64		18.22	24.07	38.81	47.20
Total Return(2)%	8.39		24.26	†	(24.30)	(35.83)	(17.78)	(8.29)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$243		463		906	3,651	2,832	2,545
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.45		1.57		1.70	1.66	1.56	1.40
Gross expenses prior to expense reimbursement(3)%	1.56		1.57		1.70	1.66	1.56	1.40
Net investment loss after expense reimbursement(3)%	(1.19)		(1.36)		(1.62)	(1.62)	(1.28)	(1.10)
Portfolio turnover rate %	62		60		357	423	104	134

(1)         The Fund changed its fiscal year end to May 31.

(2)         Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)         Annualized for periods less than one year.

(4)         Commencement of operations.

*            Amount represents less than $1,000.

**     Per share data calculated using average number of shares outstanding throughout the period.

†             Total return without the effect of reimbursement by affiliate for investment transaction losses would have been 24.52% and 24.15% for Class I and Class Q respectively.

See Accompanying Notes to Financial Statements.

51

ING LARGECAP VALUE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

Class I
August 2,
2004(1) to
May 31,
2005

Per Share Operating Performance:
Net asset value, beginning of period	$9.72
Income (loss) from investment operations:
Net investment income	$0.10
Net realized and unrealized gain (loss) on investments	$0.59
Total from investment operations	$0.69
Less distributions from:
Net investment income	$0.09
Net realized gains on investments %	0.08
Total distributions %	0.17
Net asset value, end of period	$10.24
Total Return(2)%	7.13

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,764
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.16
Gross expenses prior to expense reimbursement(3)%	1.65
Net investment after expense reimbursement(3)(4)%	1.22
Portfolio turnover rate %	47

(1)         Commencement of operations.

(2)      Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)      Annualized for periods less than one year.

(4)      The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

52

ING MAGNACAP FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
			March 5,
			2003(1) to
	Year Ended May 31,		May 31,
	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$10.27	8.82	7.55
Income (loss) from investment operations:
Net investment income	$0.16	0.15	0.01
Net realized and unrealized gain (loss) on investments	$0.53	1.44	1.26
Total from investment operations	$0.69	1.59	1.27
Less distributions from:
Net investment income	$0.20	0.14	—
Net realized gain from investments	$—	—	—
Total distributions	$0.20	0.14	—
Net asset value, end of period	$10.76	10.27	8.82
Total Return(2)%	6.79	18.26	16.82

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,454	8	7
Ratios to average net assets:
Expenses(3)%	0.80	0.88	0.92
Net investment income(3)%	1.47	1.55	2.06
Portfolio turnover rate %	50	28	110

(1)      Commencement of operations.

(2)      Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)      Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

53

ING MIDCAP VALUE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
					March 4,
					2002(1) to
	Year Ended May 31,				May 31,
	2005	2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$11.61	8.39		10.30	10.20
Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	0.01	**	0.01	0.01
Net realized and unrealized gain (loss) on investments	$0.44	3.21		(1.74)	0.09
Total from investment operations	$0.43	3.22		(1.73)	0.10
Less distributions from:
Net investment income	$—	—		0.07	—
Net realized gain from investments	$0.88	—		0.11	—
Total distributions	$0.88	—		0.18	—
Net asset value, end of period	$11.16	11.61		8.39	10.30
Total Return(2)%	3.64	38.38		(16.35)	0.98

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,037	2,157		197	71
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.36	1.46		1.28	1.24
Gross expenses prior to expense reimbursement/recoupment(3)%	1.26	1.34		1.70	2.60
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(0.05)	0.22		0.46	0.38
Portfolio turnover rate %	79	70		72	133

	Class Q
				April 17,
				2002(1) to
	Year Ended May 31,			May 31,
	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$11.54	8.36	10.28	10.52
Income (loss) from investment operations:
Net investment income (loss)	$(0.07)	(0.02)**	0.00 *	0.00 *
Net realized and unrealized gain (loss) on investments	$0.41	3.20	(1.75)	(0.24)
Total from investment operations	$0.34	3.18	(1.75)	(0.24)
Less distributions from:
Net investment income	$—	—	0.06	—
Net realized gain from investments	$0.88	—	0.11	—
Total distributions	$0.88	—	0.17	—
Net asset value, end of period	$11.00	11.54	8.36	10.28
Total Return(2)%	2.85	38.04	(16.62)	(2.28)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$20	20	14	11
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.63	1.67	1.54	1.52
Gross expenses prior to expense reimbursement/recoupment(3)%	1.53	1.54	1.96	2.28
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(0.65)	(0.16)	0.14	0.43
Portfolio turnover rate %	79	70	72	13

(1)         Commencement of operations.

(2)         Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)         Annualized for periods less than one year.

(4)         The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*            Amount represents less than $0.01 per share.

**     Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

54

ING SMALLCAP VALUE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
				March 7,
				2002(1) to
	Year Ended May 31,			May 31,
	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$13.60	9.44	10.63	10.32
Income (loss) from investment operations:
Net investment income (loss)	$0.01	(0.04)	(0.05)	0.00 *
Net realized and unrealized gain (loss) on investments	$0.27	4.94	(0.97)	0.31
Total from investment operations	$0.28	4.90	(1.02)	0.31
Less distributions from:
Net investment income	$—	—	0.08	—
Net realized gain from investments	$0.89	0.74	0.09	—
Total distributions	$0.89	0.74	0.17	—
Net asset value, end of period	$12.99	13.60	9.44	10.63
Total Return(2)%	1.89	53.60	(9.49)	3.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$456	481	222	26
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.35	1.43	1.32	1.23
Gross expenses prior to expense reimbursement/recoupment(3)%	1.22	1.35	1.73	2.78
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	0.08	(0.37)	(0.13)	0.17
Portfolio turnover rate %	76	57	54	12

	Class Q
				April 30,
				2002(1) to
	Year Ended May 31,			May 31,
	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$13.71	9.53	10.63	11.01
Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	(0.01)	0.33	0.00 *
Net realized and unrealized gain (loss) on investments	$0.27	4.93	(1.34)	(0.38)
Total from investment operations	$0.25	4.92	(1.01)	(0.38)
Less distributions from:
Net investment income	$—	—	—	—
Net realized gain from investments	$0.89	0.74	0.09	—
Total distributions	$0.89	0.74	0.09	—
Net asset value, end of period	$13.07	13.71	9.53	10.63
Total Return(2)%	1.65	53.29	(9.47)	(3.45)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$64	58	1	8
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.60	1.52	1.35	1.42
Gross expenses prior to expense reimbursement/recoupment(3)%	1.47	1.52	1.73	2.42
Net investment income (loss) after expensereimbursement/recoupment(3)(4)%	(0.16)	(1.03)	(0.32)	0.00
Portfolio turnover rate %	76	57	54	12

(1)      Commencement of operations.

(2)      Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)      Annualized for periods less than one year.

(4)      The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*         Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements.

55

Notes To Financial Statements AS OF MAY 31, 2005

NOTE 1 — ORGANIZATION

Organization. The ING Funds contained within this book are part of either ING Equity Trust (“IET”) or ING Investment Funds, Inc. (“IIF”) both of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IET is a Massachusetts business trust organized on June 12, 1998 with twenty-five separate series. Ten of which are discussed in this report: ING Convertible Fund (“Convertible”), ING Equity and Bond Fund (“Equity and Bond”), ING Real Estate Fund (“Real Estate”) ING Disciplined LargeCap Fund (“Disciplined LargeCap”), ING LargeCap Growth Fund (“LargeCap Growth”), ING MidCap Opportunities Fund (“MidCap Opportunities”), ING SmallCap Opportunities Fund (“SmallCap Opportunities”), ING LargeCap Value Fund (“LargeCap Value”), ING MidCap Value Fund (“MidCap Value”) and ING SmallCap Value Fund (“SmallCap Value”), collectively (the “Funds”). IIF is a Maryland Corporation organized on July 7, 1969 with one Portfolio, ING MagnaCap Fund (“MagnaCap”).

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class O and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally results from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.                                   Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors/Trustees (‘‘Board’’), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can

56

Notes To Financial Statements AS OF MAY 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.                                     Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C.                                     Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)                                  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)                                  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government securities.

D.                                    Foreign Currency Transactions and Futures Contracts. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

57

Notes To Financial Statements AS OF MAY 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.                                      Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends, if any, as follows:

Annually	Semi-Annually
Disciplined LargeCap	MagnaCap
LargeCap Growth
MidCap Opportunities	Quarterly
SmallCap Opportunities	Convertible
LargeCap Value	Equity and Bond
MidCap Value	Real Estate
SmallCap Value

Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.                                      Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired. The Funds may utilize equalization accounting for tax purposes, where by a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

G.                                     Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.                                    Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.                                         Options Contracts. Each Fund may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and

58

Notes To Financial Statements AS OF MAY 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is eercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

J.                                        Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.                                    Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a period of twelve months.

L.                                      Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board.

M.                                 Delayed Delivery Transactions. Each Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

The Equity and Bond Fund, at times, may purchase FNMA/GNMA certificates on a delayed delivery, forward or when-ssued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund’s policy to record when-issued FNMA/GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed — generally on the trade date. It is also the Fund’s policy to segregate assets to cover its commitments for when-issued securities on trade date.

N.                                    Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities on a when-issued basis, the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

59

Notes To Financial Statements AS OF MAY 31, 2005 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the periods ended May 31, 2005, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales

Convertible	$136,338,071	$187,659,437
Equity and Bond	40,616,087	51,440,623
Real Estate	197,394,320	205,185,766
Disciplined LargeCap	89,207,646	122,729,400
LargeCap Growth	249,086,139	269,637,651
MidCap Opportunities	202,027,849	334,959,033
SmallCap Opportunities	136,318,559	219,049,327
LargeCap Value	45,023,106	13,676,357
MagnaCap	179,995,395	237,233,471
MidCap Value	143,197,691	118,707,081
SmallCap Value	158,543,386	104,946,331

U.S. Government securities not included above were as follows:

	Purchases	Sales
Equity and Bond	$101,205,163	$103,192,953

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into Investment Management Agreements with ING Investments, LLC (the “Investment Manager”). The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percent of Average Net Assets
Convertible	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
Equity and Bond	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
Real Estate	0.70%
Disciplined LargeCap	0.70%
LargeCap Growth	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
MidCap Opportunities	1.00% on first $500 million; and 0.90% thereafter
SmallCap Opportunities	1.00% on first $100 million; 0.90% on next $150 million; 0.80% on next $250 million; and 0.75% in excess of $500 million
LargeCap Value	0.90% on first $50 million; 0.85% on next $450 million; and 0.80% thereafter
MagnaCap	1.00% on first $30 million; 0.75% on next $220 million; 0.625% on next $200 million; and 0.50% in excess of $450 million
MidCap Value Choice	1.00%
SmallCap Value	1.00% on first $50 million; and 0.90% thereafter

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as Sub-Adviser to the Convertible, Equity and Bond, Disciplined LargeCap, MidCap Opportunities, SmallCap Opportunities, and MagnaCap Funds pursuant to Sub-Advisory Agreements between the Investment Manager and ING IM.

ING Clarion Real Estate Securities L.P. (“INGCRES”), a registered investment adviser, is the Sub-Adviser to the Real Estate Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and ING Clarion.

Brandes Investment Partners, LP (“Brandes”), a registered investment adviser, serves as Sub-Adviser to the LargeCap Value, MidCap Value and SmallCap Value Funds pursuant to a Sub-Advisory Agreement between the Investment Manager and Brandes.

Wellington Management Company, LLP is the Sub-Adviser to the LargeCap Growth Fund.

ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund except Financial Services and MagnaCap. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Funds’ average daily net assets.

MagnaCap has entered into a Shareholder Service Agreement with IFS whereby IFS will act as Shareholder Service Agent for the Fund. The agreement provides that IFS will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Prior to March 1, 2002, IFS acted as Shareholder Service Agent for Convertible, Equity and Bond and LargeCap Growth.

MidCap Opportunities and SmallCap Opportunities also pay IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

The Investment Manager, ING IM, INGCRES, IFS and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and investors.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (the “Distributor”) is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a

60

Notes To Financial Statements AS OF MAY 31, 2005 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

		Classes B
	Class A(1)	and C	Class M	Class O	Class Q
Convertible	0.35%	1.00%	N/A	N/A	0.25%
Equity and Bond	0.35%	1.00%	N/A	N/A	0.25%
Real Estate	0.25%	1.00%	N/A	0.25%	0.25%
Disciplined LargeCap	0.30%	1.00%	N/A	N/A	N/A
LargeCap Growth	0.35%	1.00%	N/A	N/A	0.25%
MidCap Opportunities	0.30%	1.00%	N/A	N/A	0.25%
SmallCap Opportunities	0.30%	1.00%	N/A	N/A	0.25%
LargeCap Value	0.25%	1.00%	N/A	N/A	N/A
MagnaCap	0.30%	1.00%	0.75%	N/A	0.25%
MidCap Value	0.25%	1.00%	N/A	N/A	0.25%
SmallCap Value	0.25%	1.00%	N/A	N/A	0.25%

(1)          Effective January 1, 2005, ING Funds Distributor, LLC has also contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of Disciplined LargeCap, MidCap Opportunities and SmallCap Opportunities and 0.10% of the Distribution Fee for Class A shares of Convertible and Equity and Bond. The fee waiver is for the period beginning January 1, 2005 through December 31, 2005.

For the year ended May 31, 2005, the Distributor has retained $278,025 as sales charges from the proceeds of Class A Shares sold, $42,999 and $43,820 from the proceeds of Class A Shares and Class C Shares redeemed, respectively, and $161 from the proceeds of Class M Shares sold.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Investment Manager may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

At May 31, 2005, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management	Accrued Administrative	Accrued Shareholder Services and Distribution
	Fees	Fees	Fees	Recoupment	Total

Convertible	$ 103,514	$ 13,802	$ 102,806	$ —	$220,122
Equity and Bond	37,479	4,997	29,719	12,135	84,330
Real Estate	131,312	18,774	19,392	2,826	172,304
Disciplined LargeCap	27,225	3,889	35,594	—	66,708
LargeCap Growth	193,970	25,863	164,759	18,999	403,591
MidCap Opportunities	307,317	30,731	227,443	—	565,491
SmallCap Opportunities	155,243	16,305	93,140	2,883	267,571
LargeCap Value	33,106	3,679	20,952	6,124	63,861
MagnaCap	214,965	7,881	106,393	—	329,239
MidCap Value	116,902	12,517	79,962	—	209,381
SmallCap Value	112,179	12,025	70,607	—	194,811

At May 31, 2005, the following indirect, wholly-owned subsidiaries of ING Groep owned the following Funds:

ING National Trust — Real Estate (9.17%); LargeCap Growth (12.00%); and SmallCap Opportunities (5.51%).

ING Life Insurance and Annuity Company — Real Estate (18.67%).

On May 4, 2005, a shareholder who owned 5.8% of the Real Estate Fund as of May 31, 2005, redeemed his shares. The amount of the redemption was approximately $13 million. The majority of the redemption proceeds were paid by the Fund in-kind to reduce the impact to the Fund.

During the year ended May 31, 2005, the Sub-Adviser reimbursed MidCap Opportunities $304,691 in connection with an investment transaction loss.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2005, the funds had following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Payable for
Professional Fees
Disciplined LargeCap	$ 16,714

Payable for Transfer
Agent Fees
Disciplined LargeCap	$ 19,380
MidCap Value	43,490
SmallCap Opportunities	77,583

Payable for Offering Fees
LargeCap Value	$ 45,623

61

Notes To Financial Statements AS OF MAY 31, 2005 (CONTINUED)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES (continued)

Payable for Shareholder
Reporting Fees
Disciplined LargeCap	$53,531
Real Estate	53,745
SmallCap Opportunities	69,213

NOTE 8 — EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class Q
Convertible(1)	1.60%	2.25%	2.25%	N/A	N/A	1.50%
Equity and Bond(1)	1.60%	2.25%	2.25%	N/A	N/A	1.50%
Real Estate	1.45%	2.20%	2.20%	1.00%	1.45%	1.45%
LargeCap Growth	1.45%	2.10%	2.10%	1.10%	N/A	1.35%
MidCap Opportunities(1)	1.75%	2.45%	2.45%	1.45%	N/A	1.60%
LargeCap Value	1.45%	2.20%	2.20%	1.20%	N/A	N/A
MidCap Value	1.75%	2.50%	2.50%	1.50%	N/A	1.75%
SmallCap Value	1.75%	2.50%	2.50%	1.50%	N/A	1.75%

(1)          Effective January 1, 2005, pursuant to a side agreement, ING Investments has lowered the expense limits for Convertible, Equity and Bond, Disciplined LargeCap, MidCap Opportunities and SmallCap Opportunities through at least December 31, 2005. The expense limits for the Funds are as follows:

	Class A	Class B	Class C	Class I	Class Q
Convertible	1.33%	2.08%	2.08%	N/A	1.33%
Equity and Bond	1.36%	2.11%	2.11%	N/A	1.36%
Disciplined LargeCap	1.36%	2.11%	2.11%	1.11%	N/A
MidCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%

If, after December 31, 2005, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. For Disciplined LargeCap and SmallCap Opportunities, the Funds will no longer have an expense limitation. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

The Investment Manager may at a later date recoup from a Fund management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of May 31, 2005, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	May 31,
	2006	2007	2008	Total
Equity and Bond	$65,870	$—	$—	$65,870
LargeCap Growth	132,212	408,020	—	540,232
MidCap Opportunities	417,194	240,276	—	657,470
SmallCap Opportunities	—	—	203,126	203,126
LargeCap Value	—	48,986	149,528	198,514

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The following Funds utilized the line of credit during the year ended May 31, 2005:

	Days	Approximate Average Daily Balance for Days	Approximate Weighted Average Interest Rate for Days
	Utilized	Utilized	Utilized
Covertible	64	$1,286,172	2.93%
Real Estate	2	5,890,000	2.91%
MidCap Opportunities	19	1,112,895	2.60%
SmallCap Opportunities	17	975,882	2.20%
MagnaCap	12	1,093,750	3.09%
MidCap Value	2	3,215,000	1.75%
SmallCap Value	7	891,429	2.73%

62

Notes To Financial Statements AS OF MAY 31, 2005 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,
	2005	2004	2005	2004	2005	2004
Convertible (Number of Shares)
Shares sold	746,464	1,298,675	242,746	739,659	187,780	557,509
Dividends reinvested	62,283	60,283	35,628	42,820	32,760	35,305
Shares redeemed	(1,288,902)	(1,003,751)	(1,421,080)	(1,078,475)	(926,660)	(744,929)
Net increase (decrease) in shares outstanding	(480,155)	355,207	(1,142,706)	(295,996)	(706,120)	(152,115)

Convertible ($)
Shares sold	$13,563,145	$22,561,007	$4,839,782	$14,414,494	$3,495,036	$10,042,116
Dividends reinvested	1,132,422	1,052,348	713,078	813,670	610,790	627,776
Shares redeemed	(23,291,225)	(17,665,114)	(28,289,877)	(20,919,881)	(17,172,719)	(13,528,070)
Net increase (decrease)	$(8,595,658)	$5,948,241	$(22,737,017)	$(5,691,717)	$(13,066,893)	$(2,858,178)

	Class Q Shares
	Year Ended May 31,	Year Ended May 31,
	2005	2004
Convertible (Number of Shares)
Shares sold	13,451	27,805
Dividends reinvested	4,064	5,192
Shares redeemed	(64,616)	(108,400)
Net decrease in shares outstanding	(47,101)	(75,403)

Convertible ($)
Shares sold	$242,612	$481,790
Dividends reinvested	71,630	87,716
Shares redeemed	(1,128,439)	(1,846,310)
Net decrease	$(814,197)	$(1,276,804)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,
	2005	2004	2005	2004	2005	2004
Equity and Bond (Number of Shares)
Shares sold	206,394	887,579	212,326	437,744	77,584	141,155
Dividends reinvested	31,955	53,776	5,555	15,763	6,104	13,925
Shares redeemed	(690,486)	(1,045,795)	(574,690)	(782,074)	(246,742)	(285,420)
Net decrease in shares outstanding	(452,137)	(104,440)	(356,809)	(328,567)	(163,054)	(130,340)

Equity and Bond ($)
Shares sold	$2,612,580	$10,932,304	$2,905,920	$5,924,840	$945,085	$1,627,156
Dividends reinvested	406,731	644,730	76,561	201,540	74,314	158,421
Shares redeemed	(8,744,367)	(13,177,888)	(7,846,198)	(10,424,076)	(2,975,674)	(3,316,399)
Net decrease	$(5,725,056)	$(1,600,854)	$(4,863,717)	$(4,297,696)	$(1,956,275)	$(1,530,822)

	Class Q Shares
	Year Ended May 31,	Year Ended May 31,
	2005	2004
Equity and Bond (Number of Shares)
Shares sold	3,475	22,261
Dividends reinvested	296	556
Shares redeemed	(20,797)	(15,787)
Net increase (decrease) in shares outstanding	(17,026)	7,030

Equity and Bond ($)
Shares sold	$43,824	$266,462
Dividends reinvested	3,746	6,646
Shares redeemed	(263,639)	(192,188)
Net increase (decrease)	$(216,069)	$80,920

63

Notes To Financial Statements AS OF MAY 31, 2005 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,
	2005	2004	2005	2004	2005	2004
Real Estate (Number of Shares)
Shares sold	2,672,995	1,380,337	120,324	166,580	79,409	292,977
Dividends reinvested	240,016	43,360	16,271	3,900	17,279	12,292
Shares redeemed	(312,442)	(213,905)	(57,761)	(28,211)	(125,197)	(112,603)
Net increase (decrease) in shares outstanding	2,600,569	1,209,792	78,834	142,269	(28,509)	192,666

Real Estate ($)
Shares sold	$37,474,130	$16,994,026	$1,684,252	$2,087,459	$1,123,254	$3,611,743
Dividends reinvested	3,364,258	538,693	228,441	48,871	248,472	154,981
Shares redeemed	(4,373,486)	(2,582,779)	(814,232)	(344,880)	(1,817,293)	(1,396,621)
Net increase (decrease)	$36,464,902	$14,949,940	$1,098,461	$1,791,450	$(445,567)	$2,370,103

	Class I Shares		Class O
	Year Ended May 31,	Year Ended May 31,	September 15, 2004(1) to May 31,
	2005	2004	2005
Real Estate (Number of Shares)
Shares sold	1,805,989	4,052,833	1,203,117
Dividends reinvested	813,054	735,129	23,737
Shares redeemed	(4,501,141)	(3,565,560)	(395,985)
Shares redeemed in-kind	(855,950)	—	—
Net increase (decrease) in shares outstanding	(2,738,048)	1,222,402	830,869

Real Estate ($)
Shares sold	$26,036,921	$51,206,192	$17,120,666
Dividends reinvested	11,863,991	9,236,584	334,216
Shares redeemed	(65,604,769)	(45,266,438)	(5,586,094)
Shares redeemed in-kind	(12,899,167)	—	—
Net increase (decrease)	$(40,603,024)	$15,176,338	$11,868,788

	Class A Shares		Class B Shares		Class C Shares
	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,
	2005	2004	2005	2004	2005	2004
Disciplined LargeCap (Number of Shares)
Shares sold	132,532	113,903	350,257	389,459	39,185	84,889
Shares redeemed	(205,782)	(453,135)	(1,123,860)	(1,178,718)	(517,740)	(1,202,854)
Net decrease in shares outstanding	(73,250)	(339,232)	(773,603)	(789,259)	(478,555)	(1,117,965)

Disciplined LargeCap ($)
Shares sold	$1,257,808	$970,844	$3,245,746	$3,217,947	$409,223	$690,881
Shares redeemed	(1,896,654)	(3,704,827)	(9,952,538)	(9,667,160)	(4,590,599)	(9,984,201)
Net decrease	$(638,846)	$(2,733,983	$(6,706,792)	$(6,449,213)	$(4,181,376)	$(9,293,320)

	Class I Shares
	Year Ended May 31,	Year Ended May 31,
	2005	2004
Disciplined LargeCap (Number of Shares)
Shares redeemed	(2,532,245)	—
Net decrease in shares outstanding	(2,532,245)	—

Disciplined LargeCap ($)
Shares redeemed	$(23,146,344)	$—
Net decrease	$(23,146,344)	$—

64

Notes To Financial Statements AS OF MAY 31, 2005 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,
	2005	2004	2005	2004	2005	2004
LargeCap Growth (Number of Shares)
Shares sold	3,644,997	4,717,809	1,124,070	3,033,622	958,053	1,665,504
Dividends reinvested	146,396	—	111,849	—	49,054	—
Shares redeemed	(3,636,558)	(1,508,196)	(1,920,175)	(1,409,436)	(1,057,805)	(842,766)
Net increase (decrease) in shares outstanding	154,835	3,209,613	(684,256)	1,624,186	(50,698)	822,738

LargeCap Growth ($)
Shares sold	$63,972,065	$77,600,379	$19,164,793	$48,308,654	$16,165,467	$25,792,950
Dividends reinvested	2,601,451	—	1,933,935	—	845,684	—
Shares redeemed	(63,093,074)	(24,659,524)	(32,423,831)	(22,603,682)	(17,832,172)	(13,587,922)
Net increase (decrease)	$3,480,442	$52,940,855	$(11,325,103)	$25,704,972	$(821,021)	$12,205,028

(1) Commencement of operations.

	Class I Shares		Class Q Shares
	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,
	2005	2004	2005	2004
LargeCap Growth (Number of Shares)
Shares sold	431,875	650,093	47,315	252,367
Dividends reinvested	66,417	—	7,030	—
Shares redeemed	(348,951)	(202,685)	(268,176)	(348,885)
Net increase (decrease) in shares outstanding	149,341	447,408	(213,831)	(96,518)
LargeCap Growth ($)
Shares sold	$7,799,272	$11,253,002	$854,019	$4,054,610
Dividends reinvested	1,216,755	—	128,161	—
Shares redeemed	(6,288,069)	(3,512,313)	(4,787,745)	(5,867,902)
Net increase (decrease)	$2,727,958	$7,740,689	$(3,805,565)	$(1,813,292)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,
	2005	2004	2005	2004	2005	2004
MidCap Opportunities (Number of Shares)
Shares sold	1,653,655	1,036,073	330,659	733,927	142,087	329,723
Shares issued in merger	—	7,257,045	—	13,295,946	—	5,847,535
Shares redeemed	(3,589,399)	(1,584,581)	(5,628,788)	(1,932,970)	(3,341,815)	(1,727,198)
Net increase (decrease) in shares outstanding	(1,935,744)	6,708,537	(5,298,129)	12,096,903	(3,199,728)	4,450,060

MidCap Opportunities ($)
Shares sold	$20,443,482	$11,933,398	$3,927,636	$8,169,093	$1,663,378	$3,570,794
Shares issued in merger	—	90,057,643	—	158,660,384	69,438,190
Shares redeemed	(44,171,966)	(18,290,662)	(66,452,972)	(21,648,477)	(39,158,419)	(19,175,206)
Net increase (decrease)	$(23,728,484)	$83,700,379	$(62,525,336)	$145,181,000	$(37,495,041)	$53,833,778

	Class I Shares		Class Q Shares
	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,
	2005	2004	2005	2004
MidCap Opportunities (Number of Shares)
Shares sold	100,583	137,735	4,452	295,722
Shares issued in merger	—	4,319,450	—	17,144
Shares redeemed	(87,970)	(5,294,804)	(45,376)	(390,135)
Net increase (decrease) in shares outstanding	12,613	(837,619)	(40,924)	(77,269)

MidCap Opportunities ($)
Shares sold	$1,283,850	$1,697,334	$54,226	$3,125,007
Shares issued in merger	—	54,791,843	—	214,426
Shares redeemed	(1,137,696)	(64,078,651)	(550,288)	(4,152,761)
Net increase (decrease)	$146,154	$(7,589,474)	$(496,062)	$(813,328)

65

Notes To Financial Statements AS OF MAY 31, 2005 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,
	2005	2004	2005	2004	2005	2004
SmallCap Opportunities (Number of Shares)
Shares sold	1,150,994	1,922,887	73,681	324,368	38,128	110,776
Shares redeemed	(2,002,230)	(3,854,778)	(1,847,128)	(1,650,166)	(836,216)	(1,121,973)
Net decrease in shares outstanding	(851,236)	(1,931,891)	(1,773,447)	(1,325,798)	(798,088)	(1,011,197)

SmallCap Opportunities ($)
Shares sold	$26,511,083	$41,773,565	$1,560,259	$6,706,707	$797,289	$2,424,180
Reinvestments	—
Shares redeemed	(46,131,710)	(80,177,493)	(39,147,390)	(33,798,668)	(17,817,574)	(22,678,422)
Net decrease	$(19,620,627)	$(38,403,928)	$(37,587,131)	$(27,091,961)	$(17,020,285)	$(20,254,242)

	Class I Shares		Class Q Shares
	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,
	2005	2004	2005	2004
SmallCap Opportunities (Number of Shares)
Shares sold	163,102	186,283	—	1,160
Shares redeemed	(129,421)	(145,691)	(10,556)	(30,438)
Net increase (decrease) in shares outstanding	33,681	40,592	(10,556)	(29,278)

SmallCap Opportunities ($)
Shares sold	$3,862,236	$4,182,902	$—	$28,326
Reinvestments
Shares redeemed	(3,055,561)	(3,235,935)	(240,386)	(651,974)
Net increase (decrease)	$806,675	$946,967	$(240,386)	$(623,648)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,
	2005	2004	2005	2004	2005	2004
LargeCap Value (Number of Shares)
Shares sold	1,928,832	518,761	680,221	283,191	824,172	400,925
Dividends reinvested	16,396	—	5,318	—	6,765	—
Shares redeemed	(277,874)	(28,776)	(125,461)	(12,978)	(108,362)	(6,833)
Net increase in shares outstanding	1,667,354	489,985	560,078	270,213	722,575	394,092

LargeCap Value ($)
Shares sold	$19,233,492	$5,037,124	$6,741,511	$2,755,909	$8,149,480	$3,887,843
Dividends reinvested	169,247	—	54,681	—	69,674	—
Shares redeemed	(2,791,261)	(274,359)	(1,256,388)	(124,117)	(1,073,378)	(65,883)
Net increase	$16,611,478	$4,762,765	$5,539,804	$2,631,792	$7,145,776	$3,821,960

Class I Shares
August 2, 2004(1) to May 31,
2005
LargeCap Value (Number of Shares)
Shares sold	269,470
Dividends reinvested	472
Net increase in shares outstanding	269,942

LargeCap Value ($)
Shares sold	$2,620,312
Dividends reinvested	5,023
Net increase	$2,625,335

(1) Commencement of operations.

66

Notes To Financial Statements AS OF MAY 31, 2005 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,
	2005	2004	2005	2004	2005	2004
MagnaCap (Number of Shares)
Shares sold	1,657,369	2,598,002	226,531	715,715	64,507	263,235
Shares issued in merger	—	14,679,883	—	443,560	—	235,540
Dividends reinvested	320,325	203,397	7,431	—	1,938	—
Shares redeemed	(5,070,229)	(5,008,192)	(2,030,048)	(1,805,792)	(606,386)	(315,710)
Net increase (decrease) in shares outstanding	(3,092,535)	12,473,090	(1,796,086)	(646,517)	(539,941)	183,065

MagnaCap ($)
Shares sold	$17,606,524	$25,810,263	$2,337,914	$7,106,156	$670,241	$2,618,410
Shares issued in merger	—	141,208,171	—	4,106,720	—	2,182,353
Dividends reinvested	3,397,764	1,893,245	74,454	—	19,427	—
Shares redeemed	(54,235,720)	(49,598,073)	(20,941,729)	(17,200,575)	(6,330,142)	(2,831,500)
Net increase (decrease)	$(33,231,432)	$119,313,606	$(18,529,361)	$(5,987,699)	$(5,640,474)	$1,969,263

	Class I Shares		Class M Shares		Class Q
	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,
	2005	2004	2005	2004	2005	2004

MagnaCap (Number of Shares)
Shares sold	287,655	—	2,866	30,375	—	—
Shares issued in merger	—	2	—	—	—	807
Dividends reinvested	2,207	12	1,681	506	—	4,830
Shares redeemed	(62,608)	(2)	(146,040)	(369,836)	(814)	(847,215)
Net increase (decrease) in shares outstanding	227,254	12	(141,493)	(338,955)	(814)	(841,578)

MagnaCap ($)
Shares sold	$3,019,036	$—	$30,143	$275,418	$—	$—
Shares issued in merger	—	18	—	—	—	7,766
Dividends reinvested	23,921	111	17,445	4,431	—	42,987
Shares redeemed	(678,262)	(21)	(1,544,972)	(3,437,895)	(8,444)	(7,712,659)
Net increase (decrease)	$2,364,695	$108	$(1,497,384)	$(3,158,046)	$(8,444)	$(7,661,906)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,
	2005	2004	2005	2004	2005	2004
MidCap Value (Number of Shares)
Shares sold	5,114,273	4,389,175	1,232,983	1,916,154	2,022,716	1,895,746
Dividends reinvested	384,981	—	214,520	—	213,558	—
Shares redeemed	(4,131,796)	(1,100,635)	(982,927)	(323,780)	(1,116,536)	(534,781)
Net increase (decrease) in shares outstanding	1,367,458	3,288,540	464,576	1,592,374	1,119,738	1,360,965

MidCap Value ($)
Shares sold	$58,408,030	$47,731,690	$13,972,822	$20,528,670	$22,877,087	$20,537,186
Dividends reinvested	4,301,663	—	2,360,063	—	2,349,128	—
Shares redeemed	(45,656,579)	(12,000,827)	(10,661,218)	(3,379,087)	(12,117,251)	(5,326,519)
Net increase (decrease)	$17,053,114	$35,730,863	$5,671,667	$17,149,583	$13,108,964	$15,210,667

67

Notes To Financial Statements AS OF MAY 31, 2005 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I Shares		Class Q Shares
	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,
	2005	2004	2005	2004
MidCap Value (Number of Shares)
Shares sold	5,146	167,376	—	—
Dividends reinvested	13,621	—	135	—
Shares redeemed	(21,922)	(5,110)	—	—
Net increase (decrease) in shares outstanding	(3,155)	162,266	135	—

MidCap Value ($)
Shares sold	$57,418	$1,880,019	$—	$—
Dividends reinvested	153,787	—	1,507	—
Shares redeemed	(248,525)	(58,828)	—	—
Net increase (decrease)	$(37,320)	$1,821,191	$1,507	$—

	Class A Shares		Class B Shares		Class C Shares
	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,
	2005	2004	2005	2004	2005	2004
SmallCap Value (Number of Shares)
Shares sold	5,230,307	2,394,934	765,833	752,515	1,882,329	1,373,071
Dividends reinvested	324,889	83,905	98,206	55,029	137,839	50,521
Shares redeemed	(2,737,178)	(409,889)	(401,226)	(201,315)	(830,191)	(455,949)
Net increase in shares outstanding	2,818,018	2,068,950	462,813	606,229	1,189,977	967,643

SmallCap Value ($)
Shares sold	$69,819,490	$30,977,651	$10,174,122	$9,220,990	$24,899,975	$17,186,034
Dividends reinvested	4,280,838	940,575	1,271,765	611,375	1,783,641	560,781
Shares redeemed	(35,961,144)	(5,024,204)	(5,088,317)	(2,376,307)	(10,607,956)	(5,504,573)
Net increase	$38,139,184	$26,894,022	$6,357,570	$7,456,058	$16,075,660	$12,242,242

	Class I Shares		Class Q Shares
	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,
	2005	2004	2005	2004
SmallCap Value (Number of Shares)
Shares sold	206	13,396	370	4,134
Dividends reinvested	2,052	1,983	303	—
Shares redeemed	(2,509)	(3,604)	—	—
Net increase (decrease) in shares outstanding	(251)	11,775	673	4,134

SmallCap Value ($)
Shares sold	$2,810	$158,274	$5,000	$57,676
Dividends reinvested	27,225	22,291	4,047	—
Shares redeemed	(32,358)	(46,393)	—	—
Net increase (decrease)	$(2,323)	$134,172	$9,047	$57,676

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The collateral received is reflected in the Portfolio of Investments as collateral for securities loaned. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging

68

Notes To Financial Statements AS OF MAY 31, 2005 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2005, the Funds had securities on loan with the following market values:

	Value of Securities	Value of
	Loaned	Collateral
Convertible	$43,549,172	$44,945,863
Disciplined LargeCap	6,091,518	6,312,211
LargeCap Growth	62,320,275	62,975,035
MidCap Opportunities	93,971,206	96,371,023
SmallCap Opportunities	50,406,024	51,740,320
MagnaCap	39,351,474	40,540,622
MidCap Value	34,650,358	36,890,766
SmallCap Value	36,768,285	38,858,767

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of May 31, 2005:

	Paid-in	Undistributed Net Investment Income On	Accumulated Net Realized Gains
	Capital	Investments	(Losses)
Convertible	$—	$34,687	$(34,687)
Equity and Bond	—	25,767	(25,767)
Real Estate(1)	2,033,938	548,443	(2,582,381)
Disciplined LargeCap	1,433,858	(1,834)	(1,432,024)
LargeCap Growth	2,863,178	7,041,627	(9,904,805)
MidCap Opportunities	(6,681,704)	6,681,704	—
SmallCap Opportunities	(3,727,090)	3,727,090	—
LargeCap Value	(67,398)	67,398	—
MagnaCap	42,615,067	—	(42,615,067)
MidCap Value	—	1,144,195	(1,144,195)
SmallCap Value	—	791,394	(791,394)

(1) As of the Fund’s tax year ended December 31, 2004.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2005			Year Ended May 31, 2004
	Ordinary	Long-Term	Return	Ordinary	Long-Term
	Income	Capital Gains	of Capital	Income	Capital Gains
Convertible	$3,918,082	$—	$—	$4,038,953	$—
Equity and Bond	734,640	—	—	1,362,049	—
Real Estate(1)	14,384,321	8,486,213	—	8,704,727	6,564,687
LargeCap Growth	5,873,150	—	2,601,959	—	—
LargeCap Value	431,375	—	—	—	—
MagnaCap	4,063,152	—	—	2,245,213	—
MidCap Value	6,754,843	5,232,768	—	—	—
SmallCap Value	4,253,596	5,445,567	—	536,307	2,285,376

(1) Composition of dividends and distributions presented herein differ from final amounts based of the Fund’s tax year-end of December 31, 2004.

69

Notes To Financial Statements AS OF MAY 31, 2005 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2005 were:

	Undistributed	Undistributed Long Term	Unrealized Appreciation/	Post October Losses	Capital Loss	Expiration
	Ordinary Income	Capital Gains	Depreciation	Deferred	Carryforwards	Dates
Convertible	$974,914	$—	$(190,267)	$—	$(55,590,717)	2010
					(15,497,042)	2011
					$(71,087,759)
Equity and Bond	116,918	—	2,889,064	—	$(506,406)	2010
					(4,569,236)	2011
					(8,878,255)	2012
					$(13,953,897)
Real Estate(1)	—	3,357,328	57,782,259	—	$—
Disciplined LargeCap	19,967	—	2,587,115	—	$(3,887,401)	2009
					(10,480,954)	2010
					(24,371,998)	2011
					(6,531,057)	2012
					$(45,271,410)
LargeCap Growth	—	—	47,552,637	(1,229,657)	$(129,467,771)	2009
					(140,176,886)	2010
					(117,098,211)	2011
					(1,005,295)	2013
					$(387,748,163)*
MidCap Opportunities	—	—	76,285,951	—	$(108,920,284)	2008
					(85,637,489)	2009
					(21,217,297)	2010
					(9,824,346)	2011
					$(225,599,416)*
SmallCap Opportunities	—	—	51,684,673	—	$(45,566,046)	2009
					(106,886,756)	2010
					(167,319,499)	2011
					$(319,772,301)*
LargeCap Value	1,828,601	102,032	(314,007)	—	$—
MagnaCap	1,047,605	—	42,511,008	—	$(2,643,213)	2009
					(29,034,094)	2010
					(54,622,208)	2012
					$(86,299,515)
MidCap Value	7,540,219	5,335,877	(14,472,352)	—	$—
SmallCap Value	13,801,588	6,729,717	(17,010,956)	—	$—

* Utilization of these capital losses is subject to annual limitations under Section 382 of The Internal Revenue Code.

(1) As of the Fund’s tax year ended December 31, 2004.

NOTE 13 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of the Fund’s net assets, at market value, at time of purchase. Fair value for these securities was determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

			Initial			Percent
			Acquisition			of Net
Fund	Security	Shares	Date	Cost	Value	Assets
Convertible	WinStar Communications, Inc.	51,932	11/6/98	$2,364,096	$5	0.00%

Equity and Bond	Dayton Superior Corp.	400	8/31/01	$7,446	$4	0.00%
	Iridium World Comm	500	8/31/01	50,507	—	0.00%
	North Atlantic Trading Co.	1,209	8/31/01	12	1	0.00%
	WinStar Communications, Inc.	500,000	1/10/01	386,500	50	0.00%
				$444,465	$55	0.00%

70

Notes To Financial Statements AS OF MAY 31, 2005 (CONTINUED)

NOTE 14 — REORGANIZATION

On November 8, 2003, MagnaCap as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of the ING Large Company Value Fund, also listed below (“Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 — Capital Shares. Net assets and unrealized appreciation as of the reorganization dates were as follows:

Acquiring	Acquired	Total net assets of	Total net assets of	Acquired Fund unrealized appreciation	Conversion
Fund	Funds	Acquired Fund (000’s)	Acquiring Fund (000’s)	(000’s)	Ratio

MagnaCap	ING Large
	Company Value Fund	$147,505	$230,749	$9,420	1.40

The net assets of MagnaCap after the acquisition were approximately $378,254,371.

On April 17, 2004, MidCap Opportunities as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of the ING Growth + Value Fund and the ING Growth Opportunities Fund, also listed below (“Acquired Funds”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 — Capital Shares. Net assets and unrealized appreciation as of the reorganization dates were as follows:

Acquiring	Acquired	Total net assets of	Total net assets of	Acquired Fund unrealized appreciation	Conversion
Fund	Funds	Acquired Fund (000’s)	Acquiring Fund (000’s)	(000’s)	Ratio

MidCap Opportunities	ING Growth + Value Fund	$196,927	$173,487	$36,128	0.79
MidCap Opportunities	ING Growth
	Opportunities Fund	176,236	173,487	35,037	1.10

The net assets of MidCap Opportunities after the acquisition were approximately $546,649,969.

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Board”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated. Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

71

Notes To Financial Statements AS OF MAY 31, 2005 (CONTINUED)

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•                  ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC (“IFD”) has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2004. These Forms 8-K can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

72

PORTFOLIO OF INVESTMENTS
ING CONVERTIBLE FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 8.1%
		Biotechnology: 0.1%
69,825	@,L	XOMA Ltd.	$97,755
			97,755
		Food: 0.7%
30,000	@,L	Dean Foods Co.	1,169,100
			1,169,100
		Healthcare-Services: 1.0%
12,500	@	WellPoint, Inc.	1,662,500
			1,662,500
		Investment Companies: 2.9%
40,00	L	SPDR Trust Series 1	4,779,200
			4,779,200
		Miscellaneous Manufacturing: 0.8%
36,000		General Electric Co.	1,313,280
			1,313,280
		Retail: 0.5%
18,000		Wal-Mart Stores, Inc.	850,140
			850,140
		Software: 0.7%
61,500	@,L	Open Solutions, Inc.	1,091,625
			1,091,625
		Telecommunications: 1.4%
60,000		QUALCOMM, Inc.	2,235,600
			2,235,600
		Total Common Stock
		(Cost $9,256,098)	13,199,200
PREFERRED STOCK: 24.5%
		Advertising: 0.5%
20,000	@	Interpublic Group of Cos., Inc.	889,000
			889,000
		Auto Manufacturers: 1.2%
85,000	@	General Motors Corp.	2,001,750
			2,001,750
		Chemicals: 0.8%
29,700	@	Huntsman Corp.	1,299,375
			1,299,375
		Electric: 2.1%
28,500	@,C	Calpine Capital Trust III	1,360,875
1,920	#,C	NRG Energy, Inc.	1,982,640
			3,343,515
		Environmental Control: 1.7%
11,400	@	Allied Waste Industries, Inc.	2,737,425
			2,737,425
		Food: 1.3%
97,500		Albertson’s, Inc.	2,178,150
			2,178,150
		Gas: 1.1%
9,500	@,#,C	SEMCO Energy, Inc.	1,764,625
			1,764,625
		Insurance: 6.2%
950	@@,#	Fortis Insurance	$1,017,925
35,000		Hartford Financial Services Group, Inc.	2,401,350
67,200		Reinsurance Group of America	3,939,599
118,000	@,C	Travelers Property Casualty Corp.	2,607,800
			9,966,674
		Media: 1.3%
25,000	@,C	Comcast Corp.	1,126,563
25,200	@,C	Emmis Communications Corp.	1,008,000
			2,134,563
		Mining: 1.1%
1,900	L	Freeport-McMoRan Copper & Gold, Inc.	1,701,688
			1,701,688
		Oil and Gas: 2.4%
38,000	#	Chesapeake Energy Corp.	3,914,000
			3,914,000
		Packaging and Containers: 0.1%
4,900	@,C	Owens-Illinois, Inc.	201,390
			201,390
		Real Estate Investment Trusts: 1.2%
83,000		FelCor Lodging Trust, Inc.	2,004,450
			2,004,450
		Savings and Loans: 1.1%
39,200		Sovereign Capital Trust	1,744,400
			1,744,400
		Sovereign: 1.2%
20	C	Fannie Mae	1,933,520
			1,933,520
		Telecommunications: 1.2%
2,000	@,C	Lucent Technologies Capital
		Trust I	1,888,000
51,932	@,C,I,X,**	Winstar Communications, Inc.	5
			1,888,005
		Total Preferred Stock
		(Cost $42,453,396)	39,702,530

Principal
Amount			Value
CONVERTIBLE CORPORATE BONDS: 61.5%
		Advertising: 1.2%
$2,000,000	L	Lamar Advertising Co., 2.875%,
		due 12/31/10	2,005,000
			2,005,000
		Aerospace/Defense: 1.8%
3,460,000	C	Spacehab, Inc., 8.000%,
		due 10/15/07	2,910,725
			2,910,725
		Airlines: 0.3%
1,000,000	C,L	Northwest Airlines Corp.,
		7.625%, due 11/15/23	498,750
			498,750
		Auto Parts and Equipment: 1.1%
4,000,000	C,L	Lear Corp., 4.860%,
		due 02/20/22	1,810,000
			1,810,000

See Accompanying Notes to Financial Statements

73

PORTFOLIO OF INVESTMENTS
ING CONVERTIBLE FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal
Amount			Value
		Biotechnology: 1.5%
$2,375,000	C,L	Millennium Pharmaceuticals,
		Inc., 5.500%, due 01/15/07	$2,357,188
			2,357,188
		Chemicals: 0.5%
960,000		Hercules, Inc., 6.500%,
		due 06/30/29	753,600
			753,600
		Commercial Services: 1.3%
2,000,000	#,C,L	Euronet Worldwide, Inc.,
		1.625%, due 12/15/24	2,060,000
			2,060,000
		Computers: 0.9%
1,500,000	C	Electronics for Imaging,
		1.500%, due 06/01/23	1,410,000
			1,410,000
		Diversified Financial Services: 3.3%
980,000	@@,#,L	AngloGold Holdings PLC,
		2.375%, due 02/27/09	915,075
4,875,000	C	Lehman Brothers Holdings, Inc.,
		1.000%, due 09/16/10	4,417,969
			5,333,044
		Electric: 1.4%
2,000,000	C,L	Centerpoint Energy, Inc.,
		3.750%, due 05/15/23	2,282,500
			2,282,500
		Electrical Components and Equipment: 1.6%
2,725,000	C,L	Advanced Energy Industries,
		Inc., 5.250%, due 11/15/06	2,677,313
			2,677,313
		Electronics: 3.5%
1,500,000	@@,L	Flextronics Intl. Ltd., 1.000%,
		due 08/01/10	1,530,000
3,000,000	C,L	Flir Systems, Inc., 3.000%,
		due 06/01/23	4,140,000
			5,670,000
		Entertainment: 1.0%
2,500,000	C	International Game Technology,
		1.560%, due 01/29/33	1,631,250
			1,631,250
		Healthcare-Products: 1.8%
2,900,000	C	Advanced Medical Optics, Inc.,
		2.500%, due 07/15/24	2,900,000
			2,900,000
		Insurance: 1.3%
2,000,000	C	PMA Capital Corp., 6.500%,
		due 09/30/22	2,122,500
			2,122,500
		Internet: 1.2%
1,000,000	C	Digital River, Inc., 1.250%,
		due 01/01/24	921,250
1,000,000	@@,#,C	Shanda Interactive Entertainment Ltd., 0.000%,
		due 10/15/14	1,042,500
			1,963,750
		Leisure Time: 1.9%
$2,000,000	@@,C	Carnival Corp., 1.132%,
		due 04/29/33	$1,585,000
2,000,000	@@,C	Royal Caribbean Cruises Ltd.,
		2.010%, due 05/18/21	1,455,000
			3,040,000
		Lodging: 0.7%
1,000,000	C,L	Starwood Hotels & Resorts
		Worldwide, Inc., 3.500%,
		due 05/16/23	1,176,250
			1,176,250
		Media: 4.9%
2,460,000	L	Citadel Broadcasting Corp.,
		1.875%, due 02/15/11	1,854,225
2,000,000	C	EchoStar Communications Corp.,
		5.750%, due 05/15/08	1,972,500
2,000,000	C	Liberty Media Corp., 3.500%,
		due 01/15/31	1,707,500
2,400,000	@@	ZEE Telefilms Ltd., 0.500%,
		due 04/29/09	2,426,373
			7,960,598
		Mining: 1.6%
1,985,000	@@,C	Inco Ltd., 1.000%, due 03/14/23	2,533,356
			2,533,356
		Miscellaneous
		Manufacturing: 2.4%
3,000,000	@@,#,C	Tyco Intl. Group SA, 2.750%,
		due 01/15/18	3,862,500
			3,862,500
		Oil and Gas: 1.4%
1,998,000	C	Devon Energy Corp., 4.900%,
		due 08/15/08	2,212,785
			2,212,785
		Oil and Gas Services: 2.0%
2,000,000	C,L	Cooper Cameron Corp., 1.500%,
		due 05/15/24	2,190,000
1,000,000	@@,C,L	Schlumberger Ltd., 2.125%,
		due 06/01/23	1,086,250
			3,276,250
		Packaging and Containers: 1.2%
2,000,000	#,C,L	Sealed Air Corp., 3.000%,
		due 06/30/33	1,977,500
			1,977,500
		Pharmaceuticals: 8.0%
2,500,000	#,C	Abgenix, Inc., 1.750%,
		due 12/15/11	1,937,500
2,500,000	L	Amylin Pharmaceuticals, Inc.,
		2.250%, due 06/30/08	2,200,000
1,920,000	#,C	Dov Pharmaceutical, Inc.,
		2.500%, due 01/15/25	1,644,000
1,920,000	#,C	Isolagen, Inc., 3.500%,
		due 11/01/24	1,572,000
2,850,000	#,C,L	Nabi Biopharmaceuticals,
		2.875%, due 04/15/25	3,039,239
3,000,000	C	NPS Pharmaceuticals, Inc.,
		3.000%, due 06/15/08	2,572,500
			12,965,239

See Accompanying Notes to Financial Statements

74

PORTFOLIO OF INVESTMENTS
ING CONVERTIBLE FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal
Amount				Value
		Real Estate Investment
		Trusts: 1.2%
$1,900,000	C	Vornado Realty LP, 3.875%,
		due 04/15/25		$1,940,375
				1,940,375
		Retail: 2.2%
3,500,000	C,L	Costco Wholesale Corp.,
		0.300%, due 08/19/17		3,631,250
				3,631,250
		Savings and Loans: 2.0%
3,870,000	#,C	Ocwen Financial Corp., 3.250%,
		due 08/01/24		3,284,663
				3,284,663
		Semiconductors: 2.7%
2,000,000	C	Cypress Semiconductor Corp.,
		1.250%, due 06/15/08		2,142,500
3,000,000	C	Pixelworks, Inc., 1.750%,
		due 05/15/24		2,160,000
				4,302,500
		Software: 1.0%
3,690,000	#,+,C	Open Solutions, Inc., 1.467%,
		due 02/02/35		1,697,400
				1,697,400
		Telecommunications: 1.3%
1,470,000	C,L	Primus Telecommunications GP,
		5.750%, due 02/15/07		477,750
1,980,000	C,L	RF Micro Devices, Inc., 1.500%,
		due 07/01/10		1,700,325
				2,178,075
		Transportation: 3.3%
3,000,000	@@,#,C,L	OMI Corp., 2.875%,
		due 12/01/24		2,827,500
1,500,000	C,L	Yellow Roadway Corp., 5.000%,
		due 08/08/23		2,475,000
				5,302,500
		Total Convertible Corporate
		Bonds (Cost $101,298,824)		99,726,861

CORPORATE BONDS/NOTES: 4.1%
		Diversified Financial Services: 1.9%
1,000,000	+,C,L	American Express Co., 1.850%,
		due 12/01/33		1,026,250
2,000,000	@@,C	First Pacific Finance Ltd., 0.320%,
		due 01/18/10		2,030,994
				3,057,244
		Engineering and
		Construction: 0.6%
1,000,000	@@	ABB Intl. Finance Ltd., 4.625%,
		due 05/16/07		1,023,000
				1,023,000
		Oil and Gas: 1.6%
2,000,000	@@,L	Formosa Petrochemical Corp.,
		3.750%, due 06/30/11		2,523,666
				2,523,666
		Total Corporate Bonds/Notes
		(Cost $6,309,254)		6,603,910
		Total Long-Term Investments
		(Cost $159,317,572)		159,232,501

SHORT-TERM INVESTMENTS: 29.6%

		Repurchase Agreement: 1.9%
$ 3,142,000		Goldman Sachs Repurchase Agreement dated 05/31/05, 3.030%, due 06/01/05, $3,142,264 to be received upon repurchase
		(Collateralized by $3,240,000
		Federal Home Loan Bank, 3.080%,
		Market Value plus accrued interest
		$3,208,064, due 12/04/07).		$3,142,000
		Total Repurchase Agreement
		(Cost $3,142,000)		3,142,000

		Securities Lending CollateralCC: 27.7%
44,945,863		The Bank of New York Institutional
		Cash Reserves Fund		44,945,863
		Total Securities Lending Collateral
		(Cost $44,945,863)		44,945,863
		Total Short-Term Investments
		(Cost $48,087,863)		48,087,863
		Total Investments In Securities (Cost $207,405,435)*	127.8%	$207,320,364

		Other Assets and Liabilities-Net	(27.8)	(45,102,559)
		Net Assets	100.0%	$162,217,805

@                                    Non-income producing security

@@                        Foreign issuer

+                                         Step-up basis bonds. Interest rates shown reflect current coupon rates.

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C                                        Bonds may be called prior to maturity date.

cc                                    Securities purchased with cash collateral for securities loaned.

I                                            Illiquid security

L                                         Loaned security, a portion or all of the security is on loan at May 31, 2005.

**                                  Defaulted security

X                                       Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*                                         Cost for federal income tax purposes is $207,510,631. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$11,547,562
Gross Unrealized Depreciation	(11,737,829)
Net Unrealized Depreciation	$(190,267)

See Accompanying Notes to Financial Statements

75

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 55.1%
		Aerospace/Defense: 2.7%
8,660		Boeing Co.	$553,374
4,370		General Dynamics Corp.	471,873
5,345		United Technologies Corp.	570,311
			1,595,558

		Agriculture: 0.7%
5,765		Altria Group, Inc.	387,062
			387,062

		Auto Manufacturers: 0.6%
5,030		PACCAR, Inc.	355,873
			355,873

		Banks: 1.6%
9,255		Bank of America Corp.	428,692
8,030		Wells Fargo & Co.	485,092
			913,784

		Beverages: 1.1%
3,800		Anheuser-Busch Cos., Inc.	178,030
8,280		PepsiCo, Inc.	465,833
			643,863

		Biotechnology: 0.5%
4,715	@	Amgen, Inc.	295,065
			295,065

		Chemicals: 2.7%
6,525		Air Products & Chemicals, Inc.	393,001

7,320		Dow Chemical Co.	331,523
9,750		E.I. du Pont de Nemours & Co.	453,472
8,725		Praxair, Inc.	408,941
			1,586,937

		Computers: 2.8%
11,635	@	Dell, Inc.	464,120
38,470	@	EMC Corp.	540,888
8,175		International Business Machines Corp.	617,622
			1,622,630

		Cosmetics/Personal Care: 0.8%
8,805		Procter & Gamble Co.	485,596
			485,596

		Diversified Financial Services: 4.8%
23,485		Citigroup, Inc.	1,106,378
9,050	S	Goldman Sachs Group, Inc.	882,375
8,950		Lehman Brothers Holdings, Inc.	825,190
1,209	@,I,X	North Atlantic Trading Co., Inc.	1
			2,813,944

		Electric: 0.9%
11,635		Consolidated Edison, Inc.	529,509
			529,509

		Electronics: 0.5%
4,725		Parker Hannifin Corp.	285,059
			285,059

		Healthcare-Products: 2.6%
13,550		Baxter Intl., Inc.	$499,995
10,375		Johnson & Johnson	696,162
4,391	@	Zimmer Holdings, Inc.	336,263
			1,532,420

		Healthcare-Services: 0.6%
2,806	@	WellPoint, Inc.	373,198
			373,198

		Insurance: 1.3%
13,605		American Intl. Group, Inc.	755,758
			755,758

		Investment Companies: 1.2%
13,000		iShares Goldman Sachs Semiconductor Index Fund	695,630
			695,630

		Leisure Time: 1.0%
10,800		Carnival Corp.	571,320
			571,320

		Lodging: 1.5%
8,830		Marriott Intl., Inc.	596,378
5,135		Starwood Hotels & Resorts Worldwide, Inc.	287,406
			883,784

		Media: 1.1%
12,800	@	Cablevision Systems Corp.	327,424
20,000	@	Time Warner, Inc.	348,000
			675,424

		Mining: 0.6%
13,945		Alcoa, Inc.	377,910
			377,910

		Miscellaneous Manufacturing: 5.3%
9,855		3M Co.	755,385
6,500		Danaher Corp.	358,345
38,995		General Electric Co.	1,422,537
20,420	@@	Tyco Intl., Ltd.	590,751
			3,127,018

		Oil and Gas: 3.9%
11,005		ChevronTexaco Corp.	591,849
20,125		Exxon Mobil Corp.	1,131,025
10,325	@,@@	Nabors Industries, Ltd.	569,011
			2,291,885

		Oil and Gas Services: 1.3%
17,010		Baker Hughes, Inc.	785,692
			785,692

		Pharmaceuticals: 5.6%
6,185		Abbott Laboratories	298,364
4,415		Allergan, Inc.	341,324
11,795	@	Barr Pharmaceuticals, Inc.	599,422
4,090		Eli Lilly & Co.	238,447
13,835		Merck & Co., Inc.	448,807
23,790		Pfizer, Inc.	663,741
20,620	@@	Teva Pharmaceutical Industries Ltd. ADR	688,089
			3,278,194

See Accompanying Notes to Financial Statements

76

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Retail: 4.5%
9,780		Best Buy Co., Inc.	$532,325
9,900		CVS Corp.	543,015
8,600		Nordstrom, Inc.	524,944
7,545		Target Corp.	405,167
13,205		Wal-Mart Stores, Inc.	623,672
			2,629,123

		Semiconductors: 1.0%
20,755		Intel Corp.	558,932
			558,932

		Software: 1.6%
36,900		Microsoft Corp.	952,020
			952,020

		Telecommunications: 2.3%
27,780	@	Cisco Systems, Inc.	538,376
10,375		QUALCOMM, Inc.	386,573
17,190		SBC Communications, Inc.	401,902
			1,326,851

		Total Common Stock (Cost $29,071,954)	32,330,039

PREFERRED STOCK: 0.5%
		Banks: 0.2%
12	@,#,C	DG Funding Trust	130,462
			130,462

		Diversified Financial Services: 0.1%
1,575	@,C	National Rural Utilities Cooperative Finance Corp.	37,958
			37,958

		Electric: 0.0%
1,025	@,S	TECO Energy, Inc.	26,081
			26,081

		Insurance: 0.2%
4,560	@@,C	Aegon NV	115,853
			115,853

		Total Preferred Stock (Cost $309,828)	310,354

WARRANTS: 0.0%
		Building Materials: 0.0%
400	@,#,I,X	Dayton Superior Corp., expires 06/15/09	4
			4

		Telecommunications: 0.0%
500	@,I,X	Iridium World Communications, Inc., expires 07/15/05	—
			—
		Total Warrants (Cost $57,953)	4

Principal Amount			Value
CORPORATE BONDS/NOTES: 10.2%
		Auto Manufacturers: 0.2%
$54,000		Ford Motor Co., 6.625%, due 10/01/28	$42,767
5,000	S	Ford Motor Co., 7.450%, due 07/16/31	4,192
27,000	C	General Motors Corp., 7.400%, due 09/01/25	19,547
40,000	C	General Motors Corp., 8.250%, due 07/15/23	30,484
21,000	C	General Motors Corp., 8.375%, due 07/15/33	16,123
			113,113

		Banks: 2.9%
50,000	@@,C	Australia & New Zealand Banking Group Ltd., 3.556%, due 10/29/49	42,848
48,000	@@	Banco Santander Chile/Pre- merger with Banco Santiago SA, 3.310%, due 12/09/09	48,114
62,000	@@,S	Banco Santander Chile SA, 7.375%, due 07/18/12	71,026
40,000	@@,C	Bank of Ireland, 3.260%, due 12/29/49	35,021
40,000	@@,C	Bank of Nova Scotia, 2.318%, due 08/31/85	33,904
166,000	C	Bank of America, 6.000%, due 06/25/35	170,598
63,000	C,S	BankAmerica Capital II, 8.000%, due 12/15/26	68,749
35,000	@@,C	Chuo Mitsui Trust & Banking Co. Ltd., 5.506%, due 04/15/49	33,523
43,000	@@,C,#	Danske Bank A/S, 5.914%, due 12/29/49	46,286
50,000	@@,C	Den Norske Bank ASA, 3.250%, due 08/29/49	41,750
53,000	C,S	FBS Capital I, 8.090%, due 11/15/26	58,657
45,000	@@,S	First Citizens St. Lucia Ltd., 5.460%, due 02/01/12	45,614
45,000	@@,C,#	HBOS Capital Funding LP, 6.071%, due 06/30/49	48,408
150,000	@@,C	HSBC Bank PLC, 2.839%, due 06/29/49	132,871
80,000	@@,C	Lloyds TSB Bank PLC, 2.960%, due 06/29/49	70,653
80,000	@@,C	Lloyds TSB Bank PLC, 3.230%, due 08/29/49	70,078
71,000	C,S	M & T Bank Corp., 3.850%, due 04/01/13	70,121
51,000	C,S	Mellon Capital I, 7.720%, due 12/01/26	55,337
60,000	@@,C	National Australia Bank Ltd., 3.514%, due 10/29/49	53,402
24,000	C	NB Capital Trust, 7.830%, due 12/15/26	26,108
23,000	C,S	NB Capital Trust IV, 8.250%, due 04/15/27	25,360
55,000	C,S	PNC Funding Corp., 4.500%, due 03/10/10	55,266
94,000	#,C	Rabobank Capital Funding II, 5.260%, due 12/29/49	96,279
130,000	@@,C	Royal Bank of Scotland Group PLC, 2.938%, due 12/29/49	114,324

See Accompanying Notes to Financial Statements

77

PORTFOLIO OF INVESTMENTS
ING Equity and Bond Fund	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
		Banks (continued)
$40,000	@@,C	Societe Generale, 2.719%, due 11/29/49	$35,149
40,000	@@,C	Standard Chartered PLC, 3.563%, due 07/29/49	31,200
120,000	@@,C	Standard Chartered PLC, 3.750%, due 11/29/49	95,100
40,000	@@,C	Westpac Banking Corp., 3.556%, due 09/30/49	34,572
			1,710,318

		Beverages: 0.2%
48,000	@@,S	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	55,560
38,000	@@,C	Cia Brasileira de Bebidas, 10.500%, due 12/15/11	46,645
			102,205

		Chemicals: 0.2%
22,000	@@,#,S	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	22,477
76,000		Union Carbide Corp., 7.750%, due 10/01/96	80,531
			103,008

		Diversified Financial Services: 1.8%
19,516	@@,#,C,S	Arcel Finance Ltd., 5.984%, due 02/01/09	20,092
47,000	@@,#,S	Arcel Finance Ltd., 6.361%, due 05/01/12	47,225
46,000	@@,#,C,S	Arcel Finance Ltd., 7.048%, due 09/01/11	47,770
122,000	@@,#,S	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	123,829
44,000	C	Citigroup Capital II, 7.750%, due 12/01/36	47,451
91,000	#,C,S	Corestates Capital Trust I, 8.000%, due 12/15/26	99,410
30,000	@@,C	Financiere CSFB NV, 3.250%, due 03/29/49	25,648
44,000		Ford Motor Credit Co., 7.000%, due 10/01/13	41,048
46,000		Ford Motor Credit Co., 7.875%, due 06/15/10	44,752
64,000		General Motors Acceptance Corp., 6.875%, due 08/28/12	55,166
55,000		Goldman Sachs Group, Inc., 3.120%, due 03/02/10	54,970
27,000	C	HVB Funding Trust I, 8.741%, due 06/30/31	36,371
26,000	S	International Lease Finance Corp., 5.000%, due 04/15/10	26,364
45,000	C,S	JPM Capital Trust I, 7.540%, due 01/15/27	48,835
56,000	C,S	JPM Capital Trust II, 7.950%, due 02/01/27	61,533
72,000	#,C,S	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	74,011
95,944	@@,#,C,S	PF Export Receivables Master Trust, 6.436%, due 06/01/15	98,321
400,000		Toll Road Investors Partnership II LP, 18.100%, due 02/15/45	48,236
34,000	@@,C	UFJ Finance Aruba AEC, 8.750%, due 11/29/49	37,363
			1,038,395

		Electric: 1.4%
$89,855	C,S	CE Generation LLC, 7.416%, due 12/15/18	$94,538
81,000	C,S	Consumers Energy Co., 4.250%, due 04/15/08	80,947
18,000	C,S	Consumers Energy Co., 5.150%, due 02/15/17	18,107
7,000	@@	Empresa Nacional de Electricidad SA/Chile, 8.500%, due 04/01/09	7,709
40,000	@@	Empresa Nacional de Electricidad SA/Chile, 8.625%, due 08/01/15	47,140
55,000	C,S	Enterprise Capital Trust II, 4.313%, due 06/30/28	54,522
47,000	C,S	FirstEnergy Corp., 6.450%, due 11/15/11	51,173
87,000	C,S	FirstEnergy Corp., 7.375%, due 11/15/31	105,793
38,000	C,S	Juniper Generation LLC, 6.790%, due 12/31/14	37,828
19,000	C,S	NorthWestern Corp., 5.875%, due 11/01/14	19,285
18,000	C	Pacific Gas & Electric Co., 6.050%, due 03/01/34	19,860
39,000	C,S	Pinnacle West Energy Corp., 3.630%, due 04/01/07	39,011
44,000	C,S	Potomac Edison Co., 5.000%, due 11/01/06	44,408
8,046	#,S	Power Contract Financing LLC, 5.200%, due 02/01/06	8,115
34,000	#,S	Power Contract Financing LLC, 6.256%, due 02/01/10	35,359
18,094	S	PPL Montana LLC, 8.903%, due 07/02/20	20,277
17,000	C,S	Sierra Pacific Power Co., 6.250%, due 04/15/12	17,298
41,000	C	TECO Energy, Inc., 6.750%, due 05/01/15	42,128
31,462	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	32,963
63,000	S	TXU Corp., 4.446%, due 11/16/06	62,537
			838,998

		Food: 0.4%
54,000	C	Albertson’s, Inc., 8.000%, due 05/01/31	63,132
16,000	C	Delhaize America, Inc., 8.050%, due 04/15/27	17,348
65,000	C,S	Safeway, Inc., 4.800%, due 07/16/07	65,452
89,000	C,S	Tyson Foods, Inc., 7.250%, due 10/01/06	92,520
			238,452

		Gas: 0.1%
67,000	#,C,S	Williams Gas Pipelines Central, Inc., 7.375%, due 11/15/06	70,204
			70,204

		Home Builders: 0.1%
41,000		KB Home, 6.250%, due 06/15/15	41,337
4,000	C,S	Technical Olympic USA, Inc., 9.000%, due 07/01/10	4,140
			45,477

See Accompanying Notes to Financial Statements

78

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
		Insurance: 0.5%
$25,000	S	AIG SunAmerica Global Financing X, 6.900%, due 03/15/32	$30,541
82,000	S	Aon Corp., 8.205%, due 01/01/27	95,532
20,000	S	GE Global Insurance Holding Corp., 7.000%, due 02/15/26	21,348
53,000	S	Prudential Financial, Inc., 4.104%, due 11/15/06	53,314
96,000	#,C	Zurich Capital Trust I, 8.376%, due 06/01/37	105,247
			305,982

		Media: 0.1%
18,000	C	AOL Time Warner, Inc., 7.625%, due 04/15/31	22,536
1,000	S	Clear Channel Communications, Inc., 3.125%, due 02/01/07	972
42,000	C	COX Communications, Inc., 6.850%, due 01/15/18	45,181
			68,689

		Oil and Gas: 0.9%
60,000	C	Amerada Hess Corp., 6.650%, due 08/15/11	65,406
45,000	@@,#,S	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	43,282
68,000	C	Enterprise Products Operating LP, 4.950%, due 06/01/10	68,253
83,000	C,S	Kerr-McGee Corp., 6.950%, due 07/01/24	84,312
20,000	@@,C	Nexen, Inc., 5.875%, due 03/10/35	19,812
104,000	#,S	Pemex Project Funding Master Trust, 4.310%, due 06/15/10	107,484
38,000	@@	Tengizchevroil Finance Co. SARL, 6.124%, due 11/15/14	38,570
72,000	C,S	Valero Energy Corp., 7.500%, due 04/15/32	86,260
			513,379

		Pipelines: 0.1%
36,000	C	Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35	36,175
40,000	C,S	KN Capital Trust III, 7.630%, due 04/15/28	46,010
			82,185

		Real Estate: 0.3%
67,000	C,S	EOP Operating LP, 7.750%, due 11/15/07	72,191
61,000	C,S	Liberty Property LP, 7.750%, due 04/15/09	67,685
7,000	C,S	Liberty Property LP, 6.950%, due 12/01/06	7,295
			147,171

		Real Estate Investment Trusts: 0.3%
12,000	S	Liberty Property Trust, 6.375%, due 08/15/12	13,141
54,000	C,S	Simon Property Group LP, 4.875%, due 03/18/10	54,912
96,000	C,S	Simon Property Group LP, 6.375%, due 11/15/07	100,433
			168,486

		Retail: 0.1%
$72,000	C,S	May Department Stores Co., 3.950%, due 07/15/07	$71,436
			71,436

		Savings and Loans: 0.1%
48,000	C,S	Great Western Financial, 8.206%, due 02/01/27	52,236
			52,236

		Telecommunications: 0.3%
57,000	C,S	BellSouth Corp., 4.200%, due 09/15/09	56,647
35,000	@@,+	Deutsche Telekom Intl. Finance BV, 8.500%, due 06/15/10	40,834
18,000	C,S	New Cingular Wireless Services, Inc., 8.125%, due 05/01/12	21,565
43,000	C,S	Sprint Capital Corp., 4.780%, due 08/17/06	43,361
42,000	@@,C,S	Telefonos de Mexico SA de CV, 4.750%, due 01/27/10	41,959
500,000	C,I,X,**	Winstar Communications, Inc., 0.000%, due 04/15/10	50
			204,416

		Transportation: 0.2%
100,000	@@,#,S	MISC Capital Ltd., 5.000%, due 07/01/09	101,904
			101,904

		Total Corporate Bonds/Notes (Cost $6,305,452)	5,976,054

U.S. GOVERNMENT AGENCY OBLIGATIONS: 16.0%
		Federal Home Loan Bank: 0.5%
270,000		3.250%, due 12/17/07	266,482
			266,482

		Federal Home Loan Mortgage Corporation: 5.1%
501,000	C	2.700%, due 03/16/07	491,441
355,726	C,S	3.740%, due 04/15/32	358,253
125,000		3.875%, due 06/15/08	125,197
107,092		4.500%, due 09/25/16	107,169
226,162	C,S	4.500%, due 12/15/16	226,601
94,044	C,S	4.500%, due 06/15/17	94,274
99,000	C	4.500%, due 02/15/20	96,854
138,441	C	5.000%, due 08/15/21	139,274
107,000	C	5.000%, due 04/15/23	108,639
21,990		5.052%, due 04/01/35	22,072
75,000		5.214%, due 06/01/35	75,797
54,000		5.500%, due 06/17/18	55,451
158,000		5.500%, due 06/15/34	160,370
91,000		5.875%, due 03/21/11	98,224
79,095		6.000%, due 04/01/14	82,069
568,957	C,S	6.000%, due 01/15/29	590,988
157,498		6.500%, due 12/01/31	163,838
			2,996,511

		Federal National Mortgage Association: 10.2%
270,000	C	2.875%, due 05/19/08	262,440
138,000		4.500%, due 07/15/19	137,181
141,000	C	4.750%, due 12/25/42	141,666
67,853		4.837%, due 11/01/34	68,625

See Accompanying Notes to Financial Statements

79

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
		Federal National Mortgage Association (continued)
$126,514		4.947%, due 01/01/35	$127,797
1,668,000		5.000%, due 07/15/34	1,662,264
130,000		5.250%, due 08/01/12	136,313
354,070		5.500%, due 06/15/19	359,533
102,289		5.500%, due 11/01/32	103,926
369,197		5.500%, due 11/01/33	374,684
697,000		5.500%, due 06/15/35	706,583
169,055		6.000%, due 08/01/16	175,310
57,251		6.000%, due 10/01/18	59,375
354,805	S	6.000%, due 07/25/29	371,818
150,137	S	6.000%, due 04/25/31	157,428
432,000		6.000%, due 06/15/34	444,015
377,000		6.500%, due 06/15/32	391,726
115,000		6.625%, due 11/15/10	129,113
27,925		7.500%, due 09/01/30	29,916
51,516	C,S	7.500%, due 06/25/32	54,597
69,473	C	7.500%, due 01/25/48	74,141
			5,968,451

		Government National Mortgage Association: 0.2%
137,556		6.500%, due 06/15/29	144,411
			144,411

		Total U.S. Government Agency Obligations (Cost $9,333,418)	9,375,855

U.S. TREASURY OBLIGATIONS: 7.8%
		U.S. Treasury Bonds: 1.0%
243,000		5.375%, due 02/15/31	298,877
228,000	C,S	10.375%, due 11/15/12	263,581
			562,458

		U.S. Treasury Notes: 6.4%
240,000	S	2.000%, due 01/15/14	259,891
571,000		3.500%, due 05/31/07	570,108
150,000	S	3.750%, due 05/15/08	150,469
1,789,000	S	3.875%, due 05/15/10	1,799,344
308,000		4.000%, due 04/15/10	311,273
344,000	W	4.125%, due 05/15/15	347,440
279,000	S	6.000%, due 02/15/26	339,018
			3,777,543

		U.S. Treasury STRIP: 0.4%
325,000	S	4.290%, due 05/15/16	205,017
			205,017

		Total U.S. Treasury Obligations (Cost $4,529,066)	4,545,018

ASSET-BACKED SECURITIES: 2.9%
		Automobile Asset-Backed Securities: 0.3%
95,000	C	Capital One Auto Finance Trust, 3.180%, due 09/15/10	93,538
13,000	C	Honda Auto Receivables Owner Trust, 3.820%, due 05/21/10	12,917
50,000	C	Nissan Auto Receivables Owner Trust, 2.050%, due 03/16/09	48,805
40,000	C	USAA Auto Owner Trust, 2.040%, due 02/16/10	39,292
			194,552

		Credit Card Asset-Backed Securities: 0.5%
$55,000	C	Bank One Issuance Trust, 4.540%, due 09/15/10	$55,360
55,000	C	Capital One Master Trust, 4.900%, due 03/15/10	56,076
95,000	C	Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	96,814
75,000	C	MBNA Credit Card Master Note Trust, 4.950%, due 06/15/09	76,448
8,000	C	MBNA Master Credit Card Trust USA, 5.900%, due 08/15/11	8,525
			293,223

		Home Equity Asset-Backed Securities: 1.8%
65,113	C,S	Asset Backed Funding Certificates, 3.300%, due 11/25/33	65,287
131,729	C	Bayview Financial Acquisition Trust, 3.560%, due 09/28/43	132,079
141,481	C,S	Centex Home Equity, 3.370%, due 01/25/34	141,664
279,308	C	Emergent Home Equity Loan Trust, 7.080%, due 12/15/28	281,345
236,000	C	GSAA Trust, 5.242%, due 05/25/35	237,787
78,959	C	Merrill Lynch Mortgage Investors, Inc., 3.450%, due 07/25/34	79,355
28,134	C,S	Residential Asset Mortgage Products, Inc., 3.400%, due 06/25/33	28,194
95,780	C,S	Residential Asset Securities Corp., 3.400%, due 12/25/33	95,996
			1,061,707

		Other Asset-Backed Securities: 0.3%
21,153	C,S	Amortizing Residential Collateral Trust, 3.590%, due 05/25/32	21,169
11,000	C	Chase Funding Mortgage Loan, 2.734%, due 09/25/24	10,923
7,000	C	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	6,981
35,853	C,S	Chase Funding Mortgage Loan Asset-Backed Certificates, 3.390%, due 07/25/33	35,938
78,619	C	First Horizon Asset Back Trust, 3.380%, due 10/25/34	78,935
8,000	C	Popular ABS Mortgage Pass- Through Trust, 3.735%, due 12/25/34	7,943
8,000	C	Popular ABS Mortgage Pass- Through Trust, 4.000%, due 12/25/34	7,950
			169,839

		Total Asset-Backed Securities (Cost $1,624,412)	1,719,321

COLLATERALIZED MORTGAGE OBLIGATIONS: 9.0%
		Commercial Mortgage-Backed Securities: 2.1%
81,000	C	Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	80,952
79,000	C	COMM, 3.600%, due 03/10/39	77,434

See Accompanying Notes to Financial Statements

80

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
		Commercial Mortgage-Backed Securities (continued)
$78,000	C	CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	$77,403
40,000	C	CS First Boston Mortgage Securities Corp., 7.554%, due 04/14/62	45,823
215,000	C,S	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	228,118
60,000	C,S	DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	64,265
570,000	C,S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	631,111
			1,205,106

		Whole Loan Collateral PAC: 1.0%
103,161	C,S	GSR Mortgage Loan Trust, 3.490%, due 10/25/32	103,198
166,925	C,S	MASTR Alternative Loans Trust, 3.490%, due 11/25/33	166,971
76,826	C,S	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	79,762
227,866	C	Washington Mutual, 3.490%, due 03/25/34	228,307
			578,238

		Whole Loan Collateralized Mortgage Obligations: 5.9%
183,053	C	Banc of America Funding Corp., 5.750%, due 09/20/34	185,900
280,546	C	Bank of America Alternative Loan Trust, 3.540%, due 12/25/33	280,903
106,380	C,S	Bank of America Mortgage Securities, 3.540%, due 12/25/33	106,530
63,243	C,S	Bank of America Mortgage Securities, 5.250%, due 11/25/19	64,302
58,599	C,S	Bank of America Mortgage Securities, 5.500%, due 11/25/33	59,896
100,919	C,S	Citicorp Mortgage Securities, Inc., 3.590%, due 10/25/33	100,992
25,193	C	Citigroup Mortgage Loan Trust, Inc., 3.140%, due 12/25/34	25,188
62,388	C,S	Countrywide Alternative Loan Trust, 3.490%, due 07/25/18	62,498
164,869	C	Countrywide Home Loan Mortgage Pass Through Trust, 3.360%, due 03/25/35	165,100
106,406	C,S	Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18	107,073
114,000	C,S	CS First Boston Mortgage Securities Corp., 4.083%, due 10/25/33	114,679
194,026	C	GMAC Mortgage Corp. Loan Trust, 5.273%, due 03/18/35	195,876
43,598	C	GSMPS Mortgage Loan Trust, 3.440%, due 01/25/35	43,773
82,938	C,S	Homebanc Mortgage Trust, 3.520%, due 08/25/29	83,304
151,699	C,S	MASTR Alternative Loans Trust, 5.500%, due 01/25/20	156,075
175,500	C	MASTR Alternative Loans Trust, 6.000%, due 09/25/34	179,175
82,790	C	MASTR Asset Securitization Trust, 3.540%, due 11/25/33	82,976
$65,594	C,S	MLCC Mortgage Investors, Inc., 3.450%, due 04/25/29	$65,679
71,872	C	Residential Accredit Loans, Inc., 3.490%, due 04/25/35	71,874
114,153	C,S	Residential Accredit Loans, Inc., 3.540%, due 03/25/18	114,487
40,000	C	Structured Adjustable Rate Mortgage Loan Trust, 3.450%, due 05/25/35	40,000
59,000	C	Structured Adjustable Rate Mortgage Loan Trust, 3.400%, due 07/25/35	59,000
36,985	C	Structured Asset Mortgage Investments, Inc., 3.220%, due 05/19/35	36,985
516,248	C,S	Thornburg Mortgage Securities Trust, 3.440%, due 12/25/33	517,007
94,042	C	Thornburg Mortgage Securities Trust, 3.460%, due 09/25/34	94,338
122,929	C	Washington Mutual, 6.000%, due 06/25/34	125,502
72,625	C	Washington Mutual, Inc., 3.185%, due 01/25/45	72,732
149,617	C	Wells Fargo Mortgage Backed Securities Trust, 3.590%, due 02/25/34	149,615
130,000	C,S	Wells Fargo Mortgage Backed Securities Trust, 4.500%, due 08/25/18	128,315
			3,489,774
		Total Collateralized Mortgage Obligations (Cost $5,397,221)	5,273,118

OTHER BONDS: 0.3%
		Sovereign: 0.3%
59,000	@@	Dominican Republic Intl. Bond, 9.040%, due 01/23/13	55,313
38,000	@@	Mexico Government Intl. Bond, 6.625%, due 03/03/15	41,667
50,847	@@,S	Uruguay Government Intl. Bond, 10.500%, due 10/20/06	61,052
		Total Other Bonds (Cost $146,077)	158,032

MUNICIPAL BONDS: 0.2%
		Municipal: 0.2%
25,000	S	City of New York NY, 5.000%, due 11/01/08	26,534
25,000	S	City of New York NY, 5.000%, due 11/01/11	27,286
25,000	C,S	City of New York NY, 5.000%, due 11/01/15	27,499
10,000	C	City of New York NY, 5.000%, due 04/01/35	10,515
		Total Municipal Bonds (Cost $91,912)	91,834
		Total Long-Term Investments (Cost $56,867,293)	59,779,629

See Accompanying Notes to Financial Statements

81

PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 4.8%
	Repurchase Agreement: 4.8%
$2,796,000	S	Goldman Sachs Repurchase Agreement dated 05/31/05, 3.030%, due 06/01/05, $2,796,236 to be received upon repurchase (Collateralized by $2,889,000 Federal Home Loan Mortgage Corporation, 3.250% - 3.600%, Market Value plus accrued interest $2,852,507, due 12/04/07).	$2,796,000

	Total Short-Term Investments (Cost $2,796,000)		2,796,000

	Total Investments In Securities (Cost $59,663,293)*	106.8%	$62,575,629
	Other Assets and Liabilities-Net	(6.8)	(3,957,905)
	Net Assets	100.0%	$58,617,724

@                                    Non-income producing security

@@                        Foreign issuer

ADR                     American Depositary Receipt

+                                         Step-up basis bonds. Interest rates shown reflect current coupon rates.

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C                                        Bond may be called prior to maturity date.

S                                         Segregated securities for futures, when-issued or delayed delivery securities held at May 31, 2005.

I                                            Illiquid security

**                                  Defaulted security

X                                       Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*                                         Cost for federal income tax purposes is $59,498,590. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,274,581
Gross Unrealized Depreciation	(1,385,517)
Net Unrealized Appreciation	$2,889,064

Information concerning open futures for ING Equity and Bond Fund at May 31, 2005 is shown below:

	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain(Loss)
Short Contracts
90 Day Euro	15	$(3,609,938)	09/19/05	$(6,877)
U.S. 2 Year Treasury Note	6	(1,248,563)	07/06/05	(2,749)
U.S. 10 Year Treasury Note	12	(1,354,125)	06/30/05	(40,326)
		$(6,212,626)		$(49,952)
Long Contracts
90 Day Euro	15	$3,621,750	06/13/05	$1,856
U.S. Long Bond	13	1,527,094	06/30/05	54,474
		$5,148,844		$56,330

See Accompanying Notes to Financial Statements

82

PORTFOLIO OF INVESTMENTS
ING REAL ESTATE FUND	AS OF MAY 31, 2005

Shares			Value
REAL ESTATE INVESTMENT TRUSTS: 92.3%
	Apartments: 16.4%
151,300	Archstone-Smith Trust		$5,570,866
104,000	AvalonBay Communities, Inc.		7,786,480
129,900	Camden Property Trust		6,704,139
118,000	Equity Residential		4,236,200
91,800	Gables Residential Trust		3,342,438
67,300	Post Properties, Inc.		2,207,440
287,600	United Dominion Realty Trust, Inc.		6,629,180
			36,476,743

	Diversified: 8.9%
54,200	American Campus Communities, Inc.		1,111,100
135,700	Liberty Property Trust		5,603,053
173,500	Reckson Associates Realty Corp.		5,480,865
97,500	Vornado Realty Trust		7,673,250
			19,868,268

	Hotels: 4.8%
447,400	Host Marriott Corp.		7,493,950
63,600	LaSalle Hotel Properties		1,965,240
76,500	Strategic Hotel Capital, Inc.		1,247,715
			10,706,905

	Office Property: 21.6%
133,200	Arden Realty, Inc.		4,568,760
148,900	Boston Properties, Inc.		9,946,519
66,200	Carramerica Realty Corp.		2,288,534
116,950	Corporate Office Properties Trust SBI MD		3,266,414
240,700	Equity Office Properties Trust		7,820,343
169,000	Maguire Properties, Inc.		4,419,350
135,800	SL Green Realty Corp.		8,412,810
380,600	Trizec Properties, Inc.		7,425,506
			48,148,236

	Regional Malls: 17.2%
32,000	CBL & Associates Properties, Inc.		2,607,040
228,800	General Growth Properties, Inc.		8,907,184
91,500	Macerich Co.		5,767,245
114,950	Mills Corp.		6,607,326
209,100	Simon Property Group, Inc.		14,369,352
			38,258,147

	Shopping Centers: 10.1%
118,350	Acadia Realty Trust		2,006,033
151,500	Developers Diversified Realty Corp.		6,908,400
59,300	Federal Realty Investors Trust		3,273,360
71,600	Pan Pacific Retail Properties, Inc.		4,571,660
101,300	Regency Centers Corp.		5,657,605
			22,417,058

	Storage: 4.9%
85,100	Extra Space Storage, Inc.		1,225,440
162,700	Public Storage, Inc.		9,783,151
			11,008,591

	Warehouse: 8.4%
138,300	AMB Property Corp.		$5,574,873
76,879	Catellus Development Corp.		2,250,248
268,800	ProLogis		10,977,792
			18,802,913
	Total Real Estate Investment Trust (Cost $153,363,638)		205,686,861

COMMON STOCK: 6%
	Hotels and Motels: 1.5%
138,900	Hilton Hotels Corp.		3,365,547
			3,365,547

	Lodging: 4.5%
178,200	Starwood Hotels & Resorts Worldwide, Inc.		9,973,854
			9,973,854
	Total Common Stock (Cost $9,273,882)		13,339,401
	Total Investments In Securities (Cost $162,637,520)*	98.3%	$219,026,262
	Other Assets and Liabilities-Net	1.7	3,780,694
	Net Assets	100.0%	$222,806,956

*              Cost for federal income tax purposes is $161,244,003. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$57,847,550
Gross Unrealized Depreciation	(65,291)
Net Unrealized Appreciation	$57,782,259

See Accompanying Notes to Financial Statements

83

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 99.9%
		Advertising: 0.6%
3,200		Omnicom Group, Inc.	$262,048
			262,048

		Aerospace/Defense: 1.7%
3,250		Boeing Co.	207,675
5,350		Lockheed Martin Corp.	347,162
2,000		United Technologies Corp.	213,400
			768,237

		Agriculture: 2.3%
8,300		Altria Group, Inc.	557,262
11,550		Archer-Daniels-Midland Co.	229,268
4,550		Monsanto Co.	259,350
			1,045,880

		Apparel: 1.4%
8,000	@	Coach, Inc.	232,320
3,750		Nike, Inc.	308,250
2,100		VF Corp.	118,503
			659,073

		Auto Parts and Equipment: 0.1%
3,600	@,L	Goodyear Tire & Rubber Co.	51,804
			51,804

		Banks: 5.3%
27,550		Bank of America Corp.	1,276,115
3,600		Comerica, Inc.	201,168
7,500		U.S. Bancorp	219,975
6,550		Wachovia Corp.	332,413
6,950		Wells Fargo & Co.	419,850
			2,449,521

		Beverages: 3.6%
1,895		Brown-Forman Corp.	112,980
17,750		Coca-Cola Co.	792,182
13,450		PepsiCo, Inc.	756,697
			1,661,859

		Biotechnology: 0.7%
5,100	@	Amgen, Inc.	319,158
			319,158

		Building Materials: 0.3%
3,700		American Standard Cos., Inc.	158,360
			158,360

		Chemicals: 2.3%
9,900		Dow Chemical Co.	448,371
3,950		E.I. du Pont de Nemours & Co.	183,715
3,300		PPG Industries, Inc.	215,787
4,000		Rohm & Haas Co.	186,600
			1,034,473

		Commercial Services: 1.9%
15,400		Cendant Corp.	326,634
2,600		Equifax, Inc.	90,194
6,200		McKesson Corp.	249,674
7,300		Paychex, Inc.	210,824
			877,326

		Computers: 6.4%
10,100	@	Apple Computer, Inc.	$401,071
3,800	@	Computer Sciences Corp.	175,978
19,600	@	Dell, Inc.	781,843
29,300	@	EMC Corp.	411,958
12,037		Hewlett-Packard Co.	270,953
6,350		International Business Machines Corp.	479,743
7,000	@,L	Network Appliance, Inc.	201,320
12,700	@,X	Seagate Technology	—
60,600	@	Sun Microsystems, Inc.	230,886
			2,953,752

		Cosmetics/Personal Care: 1.2%
10,050	L	Procter & Gamble Co.	554,258
			554,258

		Diversified Financial Services: 4.1%
4,700		American Express Co.	253,095
4,400		CIT Group, Inc.	186,648
3,800		Fannie Mae	225,112
3,900		Lehman Brothers Holdings, Inc.	359,580
3,650		Merrill Lynch & Co., Inc.	198,049
11,100		Morgan Stanley	543,456
5,900	@,W,L	Providian Financial Corp.	105,138
			1,871,078

		Electric: 2.1%
5,400	@,L	CMS Energy Corp.	71,442
1,700		Dominion Resources, Inc.	119,527
4,950	L	Duke Energy Corp.	136,026
3,400		Exelon Corp.	159,290
3,750	L	Southern Co.	127,313
4,600		TXU Corp.	369,288
			982,886

		Food: 0.7%
2,743		SUPERVALU, Inc.	89,861
3,600		Wm. Wrigley Jr. Co.	245,772
			335,633

		Gas: 0.5%
6,050	L	Sempra Energy	240,004
			240,004

		Hand/Machine Tools: 0.5%
1,700		Black & Decker Corp.	148,444
1,600		Stanley Works	71,376
			219,820

		Healthcare-Products: 3.6%
4,500		Becton Dickinson & Co.	258,525
4,400		Guidant Corp.	325,116
11,850		Johnson & Johnson	795,135
4,800		Medtronic, Inc.	258,000
			1,636,776

		Healthcare-Services: 3.2%
4,200	W	Aetna, Inc.	327,642
3,150	@	Humana, Inc.	114,534
11,900		UnitedHealth Group, Inc.	578,102
3,450	@	WellPoint, Inc.	458,850
			1,479,128

See Accompanying Notes to Financial Statements

84

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Household Products/Wares: 0.4%
3,200		Clorox Co.	$186,912
			186,912

		Insurance: 7.5%
7,900		Allstate Corp.	459,779
10,800		American Intl. Group, Inc.	599,939
3,300	L	Chubb Corp.	277,959
2,600		CIGNA Corp.	252,850
3,209		Loews Corp.	241,638
9,350		MetLife, Inc.	417,010
2,000		MGIC Investment Corp.	122,680
3,300		Progressive Corp.	317,031
6,600		Prudential Financial, Inc.	417,846
2,450		Safeco Corp.	131,835
2,900	@@	XL Capital Ltd.	218,312
			3,456,879

		Internet: 1.4%
5,000	@,L	eBay, Inc.	190,050
12,550	@,L	Symantec Corp.	283,756
5,150	@	Yahoo!, Inc.	191,580
			665,386

		Iron/Steel: 0.2%
2,150	L	United States Steel Corp.	85,506
			85,506

		Leisure Time: 0.3%
2,200	@@	Carnival Corp.	116,380
			116,380

		Lodging: 0.6%
3,800		Marriott Intl., Inc.	256,652
			256,652

		Machinery-Diversified: 0.6%
1,000	L	Cummins, Inc.	67,950
3,700		Rockwell Automation, Inc.	190,069
			258,019

		Media: 3.0%
9,200	@	Comcast Corp.	296,240
6,200		McGraw-Hill Cos., Inc.	270,692
18,150	@	Time Warner, Inc.	315,810
7,200		Viacom, Inc.	246,888
8,600		Walt Disney Co.	235,984
			1,365,614

		Mining: 0.4%
2,000	L	Phelps Dodge Corp.	174,800
			174,800

		Miscellaneous Manufacturing: 6.3%
3,100		3M Co.	237,615
5,000		Danaher Corp.	275,650
42,300		General Electric Co.	1,543,103
10,350		Honeywell Intl., Inc.	374,980
2,700		Textron, Inc.	208,683
8,050	@@,L	Tyco Intl., Ltd.	232,887
			2,872,918

		Oil and Gas: 9.7%
1,500	L	Amerada Hess Corp.	$139,275
5,500		Burlington Resources, Inc.	278,740
14,550		ChevronTexaco Corp.	782,499
2,428		ConocoPhillips	261,836
6,350		Devon Energy Corp.	291,465
32,800		Exxon Mobil Corp.	1,843,359
5,000		Marathon Oil Corp.	242,450
1,300	L	Sunoco, Inc.	133,341
4,300	L	Unocal Corp.	245,057
3,800	L	Valero Energy Corp.	260,756
			4,478,778

		Pharmaceuticals: 5.3%
6,300		Abbott Laboratories	303,912
2,700		Allergan, Inc.	208,737
2,250	L	AmerisourceBergen Corp.	145,283
6,250		Cardinal Health, Inc.	362,062
6,900	@	Caremark Rx, Inc.	308,154
8,850		Merck & Co., Inc.	287,094
30,140		Pfizer, Inc.	840,905
			2,456,147

		Retail: 8.2%
5,100	L	Best Buy Co., Inc.	277,593
3,000	L	Darden Restaurants, Inc.	97,440
1,500	L	Dillard’s, Inc.	35,880
3,400		Federated Department Stores, Inc.	229,330
8,850		Home Depot, Inc.	348,248
5,100		J.C. Penney Co., Inc. Holding Co.	253,776
3,100	L	Lowe’s Cos., Inc.	177,351
5,350		McDonald’s Corp.	165,529
1,700	@,L	Sears Holdings Corp.	249,390
12,675		Staples, Inc.	272,893
6,200	@	Starbucks Corp.	339,450
3,700		Target Corp.	198,690
13,450		Wal-Mart Stores, Inc.	635,243
10,600		Walgreen Co.	480,603
			3,761,416

		Semiconductors: 3.0%
41,650		Intel Corp.	1,121,635
1,900	@,L	QLogic Corp.	60,838
6,700	L	Texas Instruments, Inc.	185,188
			1,367,661

		Software: 4.7%
8,300	L	Adobe Systems, Inc.	274,398
4,700	@	Autodesk, Inc.	186,026
6,350	@	Compuware Corp.	43,498
40,300	L	Microsoft Corp.	1,039,740
7,700	@,L	Novell, Inc.	45,045
42,900	@	Oracle Corp.	549,978
5,000	@	Parametric Technology Corp.	30,100
			2,168,785

		Telecommunications: 4.7%
21,800		AT&T Corp.	409,622
4,200		CenturyTel, Inc.	137,718
25,500	@	Cisco Systems, Inc.	494,190
26,700		Motorola, Inc.	463,779
6,500		QUALCOMM, Inc.	242,190
3,000		Scientific-Atlanta, Inc.	99,900
9,200		Verizon Communications, Inc.	325,496
			2,172,895

See Accompanying Notes to Financial Statements

85

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Transportation: 1.1%
4,500	L	CSX Corp.	$187,110
4,500	L	United Parcel Service, Inc.	331,425
			518,535
		Total Common Stock (Cost $42,946,455)	45,924,357

Principal Amount			Value
SHORT-TERM INVESTMENTS: 14.2%
	Repurchase Agreement: 0.5%
$217,000	Morgan Stanley Repurchase Agreement dated 05/31/05, 3.049%, due 06/01/05, $217,018 to be received upon repurchase (Collateralized by $225,000 Federal National Mortgage Association, 4.250%, Market Value plus accrued interest $230,089, due 07/15/07).		217,000
	Total Repurchase Agreement (Cost $217,000)		217,000

	Securities Lending CollateralCC: 13.7%
6,312,211	The Bank of New York Institutional Cash Reserves Fund		6,312,211
	Total Securities Lending Collateral (Cost $6,312,211)		6,312,211
	Total Short-Term Investments (Cost $6,529,211)		6,529,211
	Total Investments In Securities (Cost $49,475,666)*	114.1%	$52,453,568
	Other Assets and Liabilities-Net	(14.1)	(6,475,069)
	Net Assets	100.0%	$45,978,499

@            Non-income producing security

@@        Foreign issuer

cc            Securities purchased with cash collateral for securities loaned.

W            When-issued or delayed delivery security.

L              Loaned security, a portion or all of the security is on loan at May 31, 2005.

X             Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*              Cost for federal income tax purposes is $49,866,453. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,845,037
Gross Unrealized Depreciation	(1,257,922)
Net Unrealized Appreciation	$2,587,115

See Accompanying Notes to Financial Statements

86

PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 97.6%
		Advertising: 1.9%
71,340		Omnicom Group, Inc.	$5,842,033
			5,842,033

		Aerospace/Defense: 4.0%
118,730		Boeing Co.	7,586,847
43,760		General Dynamics Corp.	4,725,205
			12,312,052

		Biotechnology: 0.9%
42,670	@	Genzyme Corp.	2,662,181
			2,662,181

		Commercial Services: 5.2%
164,360	@,L	Apollo Group, Inc.	12,902,260
74,640		Moody’s Corp.	3,229,673
			16,131,933

		Computers: 6.3%
336,770	@	Dell, Inc.	13,433,756
75,970	@,@@,L	Research In Motion Ltd.	6,291,835
			19,725,591

		Cosmetics/Personal Care: 1.9%
109,270	L	Procter & Gamble Co.	6,026,241
			6,026,241

		Distribution/Wholesale: 1.5%
77,910	L	CDW Corp.	4,532,804
			4,532,804

		Diversified Financial Services: 7.2%
65,500	L	Capital One Financial Corp.	4,938,700
3,700		Chicago Mercantile Exchange
		Holdings, Inc.	799,903
443,788		Countrywide Financial Corp.	16,495,600
			22,234,203

		Healthcare-Products: 3.5%
203,990		Medtronic, Inc.	10,964,463
			10,964,463

		Healthcare-Services: 4.0%
77,070	W	Aetna, Inc.	6,012,231
42,990	@,L	Coventry Health Care, Inc.	2,992,964
26,070	@	WellPoint, Inc.	3,467,310
			12,472,505

		Home Builders: 1.0%
54,580	L	Lennar Corp. - Class A	3,166,186
			3,166,186

		Insurance: 1.1%
36,000		Progressive Corp.	3,458,520
			3,458,520

		Internet: 12.5%
247,980	@,L	eBay, Inc.	9,425,720
47,690	@,L	Google, Inc.	13,276,896
437,840	@	Yahoo!, Inc.	16,287,647
			38,990,263

		Lodging: 1.1%
62,240	L	Starwood Hotels & Resorts Worldwide, Inc.	$3,483,573
			3,483,573

		Media: 4.9%
119,780	@,L	Comcast Corp.	3,789,839
355,320	@,L	XM Satellite Radio Holdings, Inc.	11,409,325
			15,199,164

		Miscellaneous
		Manufacturing: 6.7%
156,440	L	Danaher Corp.	8,624,537
334,080		General Electric Co.	12,187,239
			20,811,776

		Oil and Gas: 3.2%
125,090	@@	Petro-Canada	7,040,065
62,480	@,@@,L	Petroleo Brasileiro SA – Petrobras ADR	2,949,056
			9,989,121

		Oil and Gas Services: 1.2%
86,930		Halliburton Co.	3,715,388
			3,715,388

		Pharmaceuticals: 13.8%
159,110		Abbott Laboratories	7,675,466
324,280	@@	AstraZeneca PLC ADR	13,788,385
44,320		Eli Lilly & Co.	2,583,856
103,090	@,L	Forest Laboratories, Inc.	3,977,212
97,360	@	Gilead Sciences, Inc.	3,972,288
85,160	@@	Sanofi-Aventis ADR	3,832,200
368,400		Schering-Plough Corp.	7,183,800
			43,013,207

		Retail: 2.6%
54,440		Abercrombie & Fitch Co.	3,121,045
155,470		PETsMART, Inc.	4,939,282
			8,060,327

		Savings and Loans: 1.1%
52,810	L	Golden West Financial Corp.	3,306,962
			3,306,962

		Software: 7.8%
261,660	@	Electronic Arts, Inc.	13,747,616
295,760	L	Microsoft Corp.	7,630,608
53,630	@,L	Pixar, Inc.	2,827,910
			24,206,134

		Telecommunications: 4.2%
53,770	@@	America Movil SA de CV ADR	3,047,684
514,770	@	Cisco Systems, Inc.	9,976,242
			13,023,926
		Total Common Stock (Cost $251,390,462)	303,328,553

See Accompanying Notes to Financial Statements

87

PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 20.3%
	Securities Lending CollateralCC: 20.3%
$62,975,035	The Bank of New York Institutional Cash Reserves Fund		$62,975,035
	Total Short-Term Investments (Cost $62,975,035)		62,975,035
	Total Investments In Securities (Cost $314,365,497)*	117.9%	$366,303,588

	Other Assets and Liabilities-Net	(17.9)	(55,701,517)
	Net Assets	100.0%	$310,602,071

@            Non-income producing security

@@        Foreign issuer

ADR       American Depositary Receipt

cc            Securities purchased with cash collateral for securities loaned.

W            When-issued or delayed delivery security.

L              Loaned security, a portion or all of the security is on loan at May 31, 2005.

*              Cost for federal income tax purposes is $318,750,951. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$50,289,558
Gross Unrealized Depreciation	(2,736,921)
Net Unrealized Appreciation	$47,552,637

See Accompanying Notes to Financial Statements

88

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 99.7%
		Advertising: 0.9%
42,200	@,L	Getty Images, Inc.	$3,158,248
			3,158,248

		Apparel: 3.3%
275,700	@	Coach, Inc.	8,006,328
109,500		Polo Ralph Lauren Corp.	4,243,125
			12,249,453

		Auto Parts and Equipment: 1.7%
117,900		BorgWarner, Inc.	6,302,934
			6,302,934

		Banks: 1.0%
50,915		Zions Bancorporation	3,606,819
			3,606,819

		Biotechnology: 1.8%
106,320	@,L	Celgene Corp.	4,501,589
41,434	@,L	Charles River Laboratories Intl., Inc.	1,992,561
			6,494,150

		Building Materials: 1.5%
130,500		American Standard Cos., Inc.	5,585,400
			5,585,400

		Chemicals: 1.1%
175,300		Lyondell Chemical Co.	4,161,622
			4,161,622

		Coal: 1.9%
145,800	L	Peabody Energy Corp.	6,960,492
			6,960,492

		Commercial Services: 2.1%
45,600	@,L	Alliance Data Systems Corp.	1,720,032
64,000	@,L	Education Management Corp.	2,076,800
79,761	@,L	Laureate Education, Inc.	3,724,839
			7,521,671

		Computers: 4.6%
97,900	@	Anteon Intl. Corp.	4,326,201
121,600	@,L	CACI Intl., Inc.	7,838,336
108,402	@	Micros Systems, Inc.	4,875,922
			17,040,459

		Distribution/Wholesale: 1.0%
135,056		Hughes Supply, Inc.	3,511,456
			3,511,456

		Electrical Components and Equipment: 1.4%
129,700		Ametek, Inc.	4,958,431
			4,958,431

		Entertainment: 1.0%
68,800		International Speedway Corp.	3,760,608
			3,760,608

		Hand/Machine Tools: 1.1%
87,500		Stanley Works	$3,903,375
			3,903,375

		Healthcare-Products: 8.6%
57,100		Beckman Coulter, Inc.	4,000,426
26,800		C.R. Bard, Inc.	1,829,100
131,400	@,L	Gen-Probe, Inc.	5,106,204
59,200	@	Inamed Corp.	3,684,016
60,800	@	Kinetic Concepts, Inc.	3,906,400
151,200	@,L	Patterson Cos., Inc.	6,862,968
150,530	@	St. Jude Medical, Inc.	6,039,264
			31,428,378

		Healthcare-Services: 5.3%
88,450	@,L	Amsurg Corp.	2,384,612
184,500	@	Community Health Systems, Inc.	6,710,265
47,300		Quest Diagnostics, Inc.	4,966,500
96,600	@,L	WellChoice, Inc.	5,515,860
			19,577,237

		Home Furnishings: 0.5%
22,100	L	Harman Intl. Industries, Inc.	1,831,206
			1,831,206

		Household Products/Wares: 1.8%
21,700		Fortune Brands, Inc.	1,877,050
150,600	L	Yankee Candle Co., Inc.	4,751,430
			6,628,480

		Insurance: 1.0%
96,700	@,L	Proassurance Corp.	3,782,904
			3,782,904

		Internet: 1.3%
742,000	@	TIBCO Software, Inc.	4,704,280
			4,704,280

		Iron/Steel: 1.4%
99,500	L	Nucor Corp.	5,269,520
			5,269,520

		Leisure Time: 0.8%
55,100	L	Polaris Industries, Inc.	2,891,097
			2,891,097

		Lodging: 3.5%
95,100	L	Harrah’s Entertainment, Inc.	6,829,131
165,500		Hilton Hotels Corp.	4,010,065
30,300	L	Station Casinos, Inc.	1,972,530
			12,811,726

		Machinery-Diversified: 3.0%
106,400		Graco, Inc.	3,712,296
140,000	L	Rockwell Automation, Inc.	7,191,800
			10,904,096
		Miscellaneous Manufacturing: 5.3%
84,500	L	Danaher Corp.	4,658,485
70,800		Donaldson Co., Inc.	2,272,680
29,200		ITT Industries, Inc.	2,774,000
115,500	L	Pentair, Inc.	5,140,905
64,200	L	Roper Industries, Inc.	4,487,580
			19,333,650

See Accompanying Notes to Financial Statements

89

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares				Value
		Office/Business Equipment: 1.0%
256,800	@,L	Xerox Corp.		$3,484,776
				3,484,776

		Oil and Gas: 8.9%
399,300	L	Chesapeake Energy Corp.		8,173,670
107,300		ENSCO Intl., Inc.		3,573,090
53,300		Murphy Oil Corp.		5,210,075
288,600		Patterson-UTI Energy, Inc.		7,645,014
254,100		XTO Energy, Inc.		7,907,592
				32,509,441

		Oil and Gas Services: 0.8%
50,500		Smith Intl., Inc.		2,967,380
				2,967,380

		Packaging and Containers: 1.5%
220,700	@	Owens-Illinois, Inc.		5,674,197
				5,674,197

		Retail: 13.8%
81,900	@	Advance Auto Parts, Inc.		4,854,213
210,850	L	Applebees Intl., Inc.		5,749,880
282,800	@,L	Chico’s FAS, Inc.		9,674,587
165,800	@,L	Copart, Inc.		4,110,182
234,400		Foot Locker, Inc.		6,190,504
211,300	L	Michaels Stores, Inc.		8,897,843
197,200	@,L	Pacific Sunwear of California, Inc.		4,141,200
209,500	@	Sonic Corp.		7,123,000
				50,741,409

		Savings and Loans: 3.0%
130,700	L	Independence Community Bank Corp.		4,898,636
274,400	L	Sovereign Bancorp, Inc.		6,124,608
				11,023,244

		Semiconductors: 1.6%
97,500	@,L	Advanced Micro Devices, Inc.		1,599,000
117,400	L	Linear Technology Corp.		4,398,978
				5,997,978

		Software: 5.5%
121,400	L	Adobe Systems, Inc.		4,013,484
135,300	@,L	Avid Technology, Inc.		7,933,992
71,700	@,L	Dun & Bradstreet Corp.		4,405,248
42,800	@	Fiserv, Inc.		1,840,400
41,200	@,L	Mercury Interactive Corp.		1,858,944
				20,052,068

		Telecommunications: 1.5%
241,100	@	Comverse Technology, Inc.		5,673,083
				5,673,083

		Textiles: 2.0%
88,000	@,L	Mohawk Industries, Inc.		7,340,960
				7,340,960

		Transportation: 3.2%
66,100		CH Robinson Worldwide, Inc.		3,778,937
146,850		Forward Air Corp.		3,942,923
204,500	L	J.B. Hunt Transport Services, Inc.		4,106,360
				11,828,220

		Total Common Stock (Cost $289,340,583)		365,670,448

SHORT-TERM INVESTMENTS: 26.7%
		Repurchase Agreement: 0.4%
$1,584,000		Goldman Sachs Repurchase Agreement dated 05/31/05, 3.030%, due 06/01/05, $1,584,133 to be received upon repurchase (Collateralized by $1,641,000 Franchise Mortgage Acceptance Corporation, 3.250%, Market Value plus accrued interest $1,616,519, due 03/14/08.		$1,584,000
		Total Repurchase Agreement (Cost $1,584,000)		1,584,000

		Securities Lending CollateralCC: 26.3%
96,371,023		The Bank of New York Institutional Cash Reserves Fund		96,371,023
		Total Securities Lending Collateral (Cost $96,371,023)		96,371,023
		Total Short-Term Investments (Cost $97,955,023)		97,955,023
		Total Investments In Securities (Cost $387,295,606)*	126.4%	$463,625,471
		Other Assets and Liabilities-Net	(26.4)	(96,843,491)
		Net Assets	100.0%	$366,781,980

@            Non-income producing security

cc            Securities purchased with cash collateral for securities loaned.

L              Loaned security, a portion or all of the security is on loan at May 31, 2005.

*              Cost for federal income tax purposes is $387,339,520. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$82,532,579
Gross Unrealized Depreciation	(6,246,628)
Net Unrealized Appreciation	$76,285,951

See Accompanying Notes to Financial Statements

90

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 96.5%
		Banks: 1.3%
60,700		East-West Bancorp, Inc.	$2,041,948
11,177	@,L	SVB Financial Group	533,814
			2,575,762

		Biotechnology: 2.1%
124,100	@,L	Integra LifeSciences
		Holdings Corp.	4,147,422
			4,147,422

		Commercial Services: 3.9%
34,900	@	Education Management Corp.	1,132,505
97,350	L	Healthcare Services Group	1,820,445
46,609	@,L	iPayment, Inc.	1,777,667
42,057	@	Laureate Education, Inc.	1,964,062
42,300	@,L	Navigant Consulting, Inc.	970,362
			7,665,041

		Computers: 7.1%
51,792	@	Anteon Intl. Corp.	2,288,688
83,200	@	CACI Intl., Inc.	5,363,072
114,600		Jack Henry & Associates, Inc.	2,027,274
57,065	@	Micros Systems, Inc.	2,566,784
77,100	@,L	Synaptics, Inc.	1,482,633
			13,728,451

		Distribution/Wholesale: 4.2%
35,664		Hughes Supply, Inc.	927,264
83,730	@,L	Nuco2, Inc.	1,982,726
149,550		SCP Pool Corp.	5,356,881
			8,266,871

		Electrical Components and Equipment: 1.9%
124,901	@,L	Intermagnetics General Corp.	3,605,892
			3,605,892

		Electronics: 1.9%
31,800	@	Dionex Corp.	1,426,230
116,218	@,L	Measurement Specialties, Inc.	2,254,629
			3,680,859

		Entertainment: 6.2%
134,200	@	Penn National Gaming, Inc.	4,370,894
129,900	@	Scientific Games Corp.	3,095,517
164,733	@, L	Shuffle Master, Inc.	4,513,684
			11,980,095

		Healthcare-Products: 10.4%
137,700	@,L	Arthrocare Corp.	4,439,448
85,300	@	Gen-Probe, Inc.	3,314,758
31,000	@	Inamed Corp.	1,929,130
56,233	@	Intuitive Surgical, Inc.	2,783,534
84,001	@,L	Kyphon, Inc.	2,409,989
129,663	@,L	Laserscope	4,464,296
42,400	@	Viasys Healthcare, Inc.	985,800
			20,326,955

		Healthcare-Services: 6.7%
174,000	@,L	Amsurg Corp.	4,691,040
58,000	@	Pediatrix Medical Group, Inc.	4,270,540
85,840	@,L	United Surgical Partners Intl., Inc.	4,132,338
			13,093,918

		Home Builders: 1.2%
76,940	L	Thor Industries, Inc.	$2,336,111
			2,336,111

		Household Products/Wares: 1.6%
97,600	L	Yankee Candle Co., Inc.	3,079,280
			3,079,280

		Insurance: 3.3%
54,900	@,L	Philadelphia Consolidated Holding Co.	4,527,603
50,700	@	Proassurance Corp.	1,983,384
			6,510,987

		Internet: 6.3%
44,400	@	Digital Insight Corp.	965,256
53,000	@	Equinix, Inc.	2,019,300
21,900	@	F5 Networks, Inc.	1,121,499
43,100	@,L	Infospace, Inc.	1,461,952
173,000	@,L	Openwave Systems, Inc.	2,690,150
221,200	@	TIBCO Software, Inc.	1,402,408
247,500	@,L	ValueClick, Inc.	2,653,200
			12,313,765

		Leisure Time: 0.5%
19,900		Polaris Industries, Inc.	1,044,153
			1,044,153

		Lodging: 1.6%
47,332		Station Casinos, Inc.	3,081,313
			3,081,313

		Miscellaneous Manufacturing: 1.7%
64,086	@,L	Ceradyne, Inc.	1,479,746
24,570	@	Cuno, Inc.	1,746,927
			3,226,673

		Oil and Gas: 5.0%
78,800	@	Southwestern Energy Co.	5,500,240
107,000	@,L	Unit Corp.	4,175,140
			9,675,380

		Pharmaceuticals: 2.5%
144,500	@,L	HealthExtras, Inc.	2,476,730
97,364	@	VCA Antech, Inc.	2,410,733
			4,887,463

		Retail: 14.6%
113,800		Applebees Intl., Inc.	3,103,326
94,460	@,L	Chico’s FAS, Inc.	3,231,477
71,963	@	Copart, Inc.	1,783,963
90,400	@	Dave & Buster’s, Inc.	1,623,584
109,000	@,L	Dick’s Sporting Goods, Inc.	3,942,530
65,100	@,L	GameStop Corp.	1,898,316
187,949	@	Pacific Sunwear of California, Inc.	3,946,928
72,800	@	Petco Animal Supplies, Inc.	2,190,552
37,900	@,L	Red Robin Gourmet Burgers, Inc.	2,079,952
137,950	@	Sonic Corp.	4,690,299
			28,490,927

		Semiconductors: 2.4%
46,300	@	Formfactor, Inc.	1,204,726
67,200	@,L	Microsemi Corp.	1,386,336
73,200	@,L	Tessera Technologies, Inc.	2,155,008
			4,746,070

See Accompanying Notes to Financial Statements

91

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Software: 5.6%
81,400	@,L	Avid Technology, Inc.	$4,773,296
35,000		Global Payments, Inc.	2,425,500
29,700	@	Verint Systems, Inc.	1,039,500
147,531	@	Witness Systems, Inc.	2,564,089
			10,802,385

		Storage/Warehousing: 1.0%
53,600	@,L	Mobile Mini, Inc.	1,978,912
			1,978,912

		Telecommunications: 1.6%
340,745	@,L	Powerwave Technologies, Inc.	3,111,002
			3,111,002

		Transportation: 1.9%
101,730		Forward Air Corp.	2,731,451
39,700		Knight Transportation, Inc.	970,665
			3,702,116

		Total Common Stock (Cost $136,327,947)	188,057,803

Principal Amount			Value

SHORT-TERM INVESTMENTS: 30.3%
	Repurchase Agreement: 3.8%
$7,489,000	Goldman Sachs Repurchase Agreement dated 05/31/05, 3.030%, due 06/01/05, $7,489,630 to be received upon repurchase (Collateralized by $7,713,000 Franchise Mortgage Acceptance Corporation, 2.750%, Market Value plus accrued interest $7,638,908, due 10/15/06.		7,489,000
	Total Repurchase Agreement (Cost $7,489,000)		7,489,000

	Securities Lending CollateralCC: 26.5%
51,740,320	The Bank of New York Institutional Cash Reserves Fund		$51,740,320
	Total Securities Lending Collateral (Cost $51,740,320)		51,740,320
	Total Short-Term Investments (Cost $59,229,320)		59,229,320

	Total Investments In Securities (Cost $195,557,267)*	126.8%	$247,287,123
	Other Assets and Liabilities-Net	(26.8)	(52,332,480)
	Net Assets	100.0%	$194,954,643

@            Non-income producing security

cc            Securities purchased with cash collateral for securities loaned.

L              Loaned security, a portion or all of the security is on loan at May 31, 2005.

*              Cost for federal income tax purposes is $195,602,450. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$55,277,880
Gross Unrealized Depreciation	(3,593,207)
Net Unrealized Appreciation	$51,684,673

See Accompanying Notes to Financial Statements

92

PORTFOLIO OF INVESTMENTS
ING LARGECAP VALUE FUND	AS OF MAY 31, 2005

Shares				Value
COMMON STOCK: 97.4%
		Agriculture: 3.2%
15,480		Altria Group, Inc.		$1,039,327
4,570		Reynolds American, Inc.		378,899
				1,418,226

		Auto Manufacturers: 8.3%
174,150		Ford Motor Co.		1,738,017
62,280		General Motors Corp.		1,963,688
				3,701,705

		Auto Parts and Equipment: 2.4%
248,740		Delphi Corp.		1,082,019
				1,082,019

		Computers: 10.9%
56,490		Electronic Data Systems Corp.		1,112,853
57,740		Hewlett-Packard Co.		1,299,728
8,420		International Business Machines Corp.		636,131
292,630	@	Sun Microsystems, Inc.		1,114,920
98,610	@	Unisys Corp.		713,936
				4,877,568

		Diversified Financial Services: 5.2%
17,660		CIT Group, Inc.		749,137
8,200		Citigroup, Inc.		386,302
33,040		J.P. Morgan Chase & Co.		1,181,180
				2,316,619

		Environmental Control: 0.9%
13,330		Waste Management, Inc.		393,102
				393,102

		Food: 12.6%
80,660		Albertson’s, Inc.		1,693,053
11,860		Kraft Foods, Inc.		384,738
100,790	@	Kroger Co.		1,690,248
84,710	@	Safeway, Inc.		1,864,468
				5,632,507

		Healthcare-Services: 2.8%
101,710	@	Tenet Healthcare Corp.		1,232,725
				1,232,725

		Housewares: 1.4%
27,550		Newell Rubbermaid, Inc.		627,865
				627,865

		Insurance: 7.6%
14,380		American Intl. Group, Inc.		798,809
23,690		Aon Corp.		590,592
13,670		Loews Corp.		1,029,351
16,740		Nationwide Financial Services		639,133
17,200		UnumProvident Corp.		315,792
				3,373,677

		Office/Business Equipment: 3.4%
111,890	@	Xerox Corp.		1,518,347
				1,518,347

		Pharmaceuticals: 15.0%
63,870		Bristol-Myers Squibb Co.		$1,619,743
51,480		Merck & Co., Inc.		1,670,011
45,340		Pfizer, Inc.		1,264,986
68,850		Schering-Plough Corp.		1,342,575
19,170		Wyeth		831,403
				6,728,718

		Pipelines: 3.2%
136,780		El Paso Corp.		1,414,305
				1,414,305

		Semiconductors: 3.7%
148,960	@	Micron Technology, Inc.		1,635,581
				1,635,581

		Telecommunications: 16.0%
65,840		BellSouth Corp.		1,761,879
587,190	@	Lucent Technologies, Inc.		1,650,004
74,050		SBC Communications, Inc.		1,731,289
16,230		Sprint Corp.		384,489
46,990		Verizon Communications, Inc.		1,662,506
				7,190,167

		Toys/Games/Hobbies: 0.8%
18,580		Mattel, Inc.		337,784
				337,784

		Total Investments In Securities (Cost $43,794,922)*	97.4%	$43,480,915
		Other Assets and Liabilities-Net	2.6	1,167,040
		Net Assets	100.0%	$44,647,955

@            Non-income producing security

*              Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$2,003,514
Gross Unrealized Depreciation	(2,317,521)
Net Unrealized Depreciation	$(314,007)

See Accompanying Notes to Financial Statements

93

PORTFOLIO OF INVESTMENTS
ING MAGNACAP FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 99.7%
		Aerospace/Defense: 1.8%
58,200		General Dynamics Corp.	$6,284,436
			6,284,436

		Agriculture: 3.6%
184,300		Altria Group, Inc.	12,373,902
			12,373,902

		Apparel: 1.6%
67,500		Nike, Inc.	5,548,500
			5,548,500

		Banks: 8.3%
290,600		Bank of America Corp.	13,460,592
107,700		The Bank of New York Co., Inc.	3,103,914
197,200		Wells Fargo & Co.	11,912,852
			28,477,358

		Beverages: 1.8%
81,100		Coca-Cola Co.	3,619,493
41,400		Molson Coors Brewing Co.	2,420,658
			6,040,151

		Building Materials: 1.4%
153,000		Masco Corp.	4,899,060
			4,899,060

		Chemicals: 4.2%
135,500		Dow Chemical Co.	6,136,795
70,300		Lyondell Chemical Co.	1,668,922
145,700		Praxair, Inc.	6,828,959
			14,634,676

		Coal: 1.3%
95,300		Peabody Energy Corp.	4,549,622
			4,549,622

		Computers: 2.8%
125,500		International Business Machines Corp.	9,481,525
			9,481,525

		Diversified Financial Services: 15.7%
65,100	L	Capital One Financial Corp.	4,908,540
194,200		Citigroup, Inc.	9,148,762
197,500		Countrywide Financial Corp.	7,341,075
116,500		Freddie Mac	7,577,160
230,800		JPMorgan Chase & Co.	8,251,100
18,900		Lehman Brothers Holdings, Inc.	1,742,580
113,400		Merrill Lynch & Co., Inc.	6,153,084
182,600		Morgan Stanley	8,940,096
			54,062,397

		Electric: 2.6%
60,200		Entergy Corp.	4,324,166
125,800	L	PG&E Corp.	4,499,866
			8,824,032

		Electrical Components and Equipment: 1.9%
98,800		Emerson Electric Co.	6,567,236
			6,567,236

		Electronics: 2.4%
320,500	@@	Koninklijke Philips
		Electronics NV	$8,211,210
			8,211,210

		Food: 1.3%
67,900	@@	Nestle SA ADR	4,478,949
			4,478,949

		Forest Products and Paper: 0.5%
52,600	L	International Paper Co.	1,694,246
			1,694,246

		Gas: 1.3%
110,500		Sempra Energy	4,383,535
			4,383,535

		Healthcare-Services: 1.9%
62,600		Quest Diagnostics, Inc.	6,573,000
			6,573,000

		Household Products/Wares: 2.1%
112,500		Kimberly-Clark Corp.	7,237,125
			7,237,125

		Insurance: 3.9%
113,200		American Intl. Group, Inc.	6,288,260
159,900		MetLife, Inc.	7,131,540
			13,419,800

		Leisure Time: 1.1%
84,200	@@,L	Royal Caribbean Cruises Ltd.	3,882,462
			3,882,462

		Lodging: 0.5%
30,300	@,@@,L	Kerzner Intl. Ltd.	1,865,874
			1,865,874

		Media: 3.3%
106,400		Gannett Co., Inc.	7,922,544
92,400	L	Tribune Co.	3,343,032
			11,265,576

		Mining: 0.7%
88,200		Alcoa, Inc.	2,390,220
			2,390,220

		Miscellaneous Manufacturing: 5.6%
69,800		Danaher Corp.	3,848,074
242,700		General Electric Co.	8,853,696
223,900	@@,L	Tyco Intl., Ltd.	6,477,427
			19,179,197

		Office/Business Equipment: 0.5%
123,000	@	Xerox Corp.	1,669,110
			1,669,110

See Accompanying Notes to Financial Statements

94

PORTFOLIO OF INVESTMENTS
ING MAGNACAP FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Oil and Gas: 11.7%
61,200		Apache Corp.	$3,596,112
57,500	@@	BP PLC ADR	3,461,500
112,000	L	Cabot Oil & Gas Corp.	3,511,200
42,100		ConocoPhillips	4,540,064
73,200	L	EOG Resources, Inc.	3,651,948
209,600		Exxon Mobil Corp.	11,779,520
164,700	@,L	Plains Exploration &
		Production Co.	5,031,585
145,300		XTO Energy, Inc.	4,521,736
			40,093,665

		Oil and Gas Services: 2.9%
71,000	L	BJ Services Co.	3,574,850
146,400		Halliburton Co.	6,257,136
			9,831,986

		Pharmaceuticals: 4.3%
364,600		Pfizer, Inc.	10,172,340
137,700	@@,L	Teva Pharmaceutical
		Industries Ltd. ADR	4,595,049
			14,767,389

		Retail: 3.0%
87,400	L	Best Buy Co., Inc.	4,757,182
175,400		McDonald’s Corp.	5,426,876
			10,184,058

		Savings and Loans: 2.2%
337,200		Sovereign Bancorp, Inc.	7,526,304
			7,526,304

		Software: 1.5%
206,800	L	Microsoft Corp.	5,335,440
			5,335,440

		Telecommunications: 2.0%
294,500		SBC Communications, Inc.	6,885,410
			6,885,410
		Total Common Stock (Cost $300,086,256)	342,617,451

Principal Amount			Value
SHORT-TERM INVESTMENTS: 12.7%
	Repurchase Agreement: 0.9%
$3,302,000	Goldman Sachs Repurchase Agreement dated 05/31/05, 3.030%, due 06/01/05, $3,302,278 to be received upon repurchase (Collateralized by $3,405,000 Federal Home Loan Bank, 3.080%, Market Value plus accrued interest $3,371,438, due 12/04/07.		$3,302,000
	Total Repurchase Agreement (Cost $3,302,000)		3,302,000
	Securities Lending Collateral CC: 11.8%
40,540,622	The Bank of New York Institutional Cash Reserves Fund		40,540,622
	Total Securities Lending Collateral (Cost $40,540,622)		40,540,622
	Total Short-Term Investments (Cost $43,842,622)		43,842,622
	Total Investments In Securities (Cost $343,928,878)*	112.4%	$386,460,073
	Other Assets and Liabilities-Net	(12.4)	(42,712,608)
	Net Assets	100.0%	$343,747,465

@                                    Non-income producing security

@@                        Foreign issuer

ADR                     American Depositary Receipt

cc                                    Securities purchased with cash collateral for securities loaned.

L                                         Loaned security, a portion or all of the security is on loan at May 31, 2005.

*                                         Cost for federal income tax purposes is $343,949,065. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$47,893,155
Gross Unrealized Depreciation	(5,382,147)
Net Unrealized Appreciation	$42,511,008

See Accompanying Notes to Financial Statements

95

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 98.0%
		Agriculture: 2.0%
102,617		Loews Corp.	$3,066,196
			3,066,196

		Airlines: 2.8%
241,850	@,L	AMR Corp.	3,119,865
296,400	@,L	Delta Air Lines, Inc.	1,141,140
			4,261,005

		Apparel: 3.7%
512,810	@,@@,L	Tommy Hilfiger Corp.	5,712,703
			5,712,703

		Auto Parts and Equipment: 14.7%
99,060		American Axle &
		Manufacturing Holdings, Inc.	2,050,542
196,910	L	ArvinMeritor, Inc.	2,835,504
120,900		Dana Corp.	1,638,195
598,550	L	Delphi Corp.	2,603,693
440,620	@,L	Goodyear Tire & Rubber Co.	6,340,522
42,500	L	Lear Corp.	1,602,250
721,610	L	Visteon Corp.	5,505,884
			22,576,590

		Banks: 0.6%
100,000	@@	W Holding Co., Inc.	903,000
			903,000

		Chemicals: 3.3%
79,000	@	Huntsman Corp.	1,520,750
171,300	L	Sensient Technologies Corp.	3,485,955
			5,006,705

		Commercial Services: 6.6%
330,300	@	Convergys Corp.	4,501,989
49,000	L	Kelly Services, Inc.	1,362,690
560,580		Service Corp. Intl.	4,249,196
			10,113,875

		Computers: 9.4%
705,400	@	Gateway, Inc.	2,440,684
323,580	@,L	Synopsys, Inc.	5,847,091
847,490	@,L	Unisys Corp.	6,135,827
			14,423,602

		Diversified Financial Services: 0.7%
24,000		CIT Group, Inc.	1,018,080
			1,018,080

		Electric: 0.0%
162,000	@,L	Mirant Corp.	57,105
			57,105

		Electronics: 4.6%
302,700	@,L	Kemet Corp.	2,118,900
1,343,672	@,L	Solectron Corp.	4,904,403
			7,023,303

		Food: 7.2%
105,800	L	Albertson’s, Inc.	$2,220,742
349,030	@	Del Monte Foods Co.	3,643,873
199,980	@	Safeway, Inc.	4,401,560
818,464	@,L	Winn-Dixie Stores, Inc.	859,387
			11,125,562

		Healthcare-Services: 3.3%
411,810	@,L	Tenet Healthcare Corp.	4,991,137
			4,991,137

		Home Furnishings: 3.2%
334,400	L	Maytag Corp.	4,878,896
			4,878,896

		Insurance: 8.9%
42,100	@	Allmerica Financial Corp.	1,470,132
112,840	@@	Assured Guaranty Ltd.	2,318,862
62,460	@,L	CNA Financial Corp.	1,722,647
69,400	L	Nationwide Financial Services	2,649,692
285,550	L	Phoenix Cos., Inc.	3,283,825
125,230	L	UnumProvident Corp.	2,299,223
			13,744,381

		Office/Business Equipment: 3.1%
498,920		IKON Office Solutions, Inc.	4,834,535
			4,834,535

		Pipelines: 5.2%
618,800	@,L	Dynegy, Inc.	2,877,420
498,883		El Paso Corp.	5,158,450
			8,035,870

		Retail: 2.9%
169,750	@	Toys “R” Us, Inc.	4,447,450
			4,447,450

		Semiconductors: 4.1%
372,469	@	Agere Systems, Inc. - Class B	5,065,578
111,958	@,L	Micron Technology, Inc.	1,229,299
			6,294,877

		Telecommunications: 11.7%
1,539,550	@	3Com Corp.	5,634,753
266,384	@	Avaya, Inc.	2,437,414
66,550		CenturyTel, Inc.	2,182,175
994,030	@	Cincinnati Bell, Inc.	3,926,419
186,750	@	Tellabs, Inc.	1,535,085
315,090	@,L	Utstarcom, Inc.	2,319,062
			18,034,908
		Total Common Stock (Cost $164,976,686)	150,549,780

See Accompanying Notes to Financial Statements

96

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE FUND	AS OF MAY 31, 2005(CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 24.0%
	Securities Lending CollateralCC: 24.0%

$36,890,766	The Bank of New York Institutional Cash Reserves Fund		$36,890,766
	Total Short-Term Investments (Cost $36,890,766)		36,890,766

	Total Investments In Securities (Cost $201,867,452)*	122.0%	$187,440,546

	Other Assets and Liabilities-Net	(22.0)	(33,749,542)
	Net Assets	100.0%	$153,691,004

@                                    Non-income producing security

@@                        Foreign issuer

cc                                    Securities purchased with cash collateral for securities loaned.

L                                         Loaned security, a portion or all of the security is on loan at May 31, 2005.

*                                         Cost for federal income tax purposes is $201,912,898. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$14,006,264
Gross Unrealized Depreciation	(28,478,616)
Net Unrealized Depreciation	$(14,472,352)

See Accompanying Notes to Financial Statements

97

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 95.9%
		Airlines: 1.8%
685,520	@,L	Delta Air Lines, Inc.	$2,639,252
			2,639,252

		Apparel: 4.6%
132,150	L	Russell Corp.	2,471,205
386,440	@,@@	Tommy Hilfiger Corp.	4,304,942
			6,776,147

		Auto Parts and Equipment: 16.3%
174,940		American Axle & Manufacturing Holdings, Inc.	3,621,258
263,640	L	ArvinMeritor, Inc.	3,796,517
132,500		Cooper Tire & Rubber Co.	2,522,800
280,539	@,L	Goodyear Tire & Rubber Co.	4,036,956
182,590	L	Superior Industries Intl., Inc.	4,135,664
774,640	L	Visteon Corp.	5,910,503
			24,023,698

		Chemicals: 3.9%
98,105	@@	Octel Corp.	1,771,776
194,590	L	Sensient Technologies Corp.	3,959,907
			5,731,683

		Commercial Services: 3.8%
125,430		Kelly Services, Inc.	3,488,209
281,980		Service Corp. Intl.	2,137,408
			5,625,617

		Computers: 3.9%
113,440	@,L	Electronics for Imaging	2,155,360
1,030,150	@	Gateway, Inc.	3,564,319
			5,719,679

		Diversified Financial Services: 1.5%
407,110	@,L	LaBranche & Co., Inc.	2,251,318
			2,251,318

		Electrical Components and Equipment: 1.4%
104,860		Belden CDT, Inc.	2,109,783
			2,109,783

		Electronics: 2.9%
600,040	@,L	Kemet Corp.	4,200,280
			4,200,280

		Food: 4.8%
125,440	@	Del Monte Foods Co.	1,309,594
675,960	@,L	Interestate Bakeries Corp.	4,353,182
1,385,637	@,L	Winn-Dixie Stores, Inc.	1,454,919
			7,117,695

		Hand/Machine Tools: 1.1%
90,220		Starrett (L.S. Co.)	1,540,055
			1,540,055

		Healthcare-Services: 1.8%
659,900	@,L	OCA, Inc.	2,705,590
			2,705,590

		Home Builders: 3.3%
249,029		Coachmen Industries, Inc.	$3,050,605
200,900	@	National RV Holdings, Inc.	1,781,983
			4,832,588

		Home Furnishings: 5.4%
236,800		Kimball International, Inc.	2,912,640
343,220	L	Maytag Corp.	5,007,580
			7,920,220

		Household Products/Wares: 1.6%
88,800	L	American Greetings Corp.	2,307,024
			2,307,024

		Insurance: 8.3%
41,820	@	Allmerica Financial Corp.	1,460,354
73,540	@@	Assured Guaranty Ltd.	1,511,247
29,990		Kansas City Life Insurance Co.	1,413,129
172,088	@	KMG America Corp.	1,555,676
18,745	@	National Western Life Insurance Co.	3,437,364
155,260	L	Phoenix Cos., Inc.	1,785,490
132,470	@	PMA Capital Corp.	984,252
			12,147,512

		Iron/Steel: 1.3%
120,950	L	Ryerson Tull, Inc.	1,840,920
			1,840,920

		Leisure Time: 3.2%
272,900		Callaway Golf Co.	3,190,201
125,700	@,L	K2, Inc.	1,582,563
			4,772,764

		Machinery-Diversified: 3.5%
13,280		Nacco Industries, Inc.	1,361,200
135,290		Tecumseh Products Co.	3,710,328
			5,071,528

		Miscellaneous Manufacturing: 0.4%
33,453		Federal Signal Corp.	522,870
			522,870

		Pipelines: 2.5%
800,520	@,L	Dynegy, Inc.	3,722,418
			3,722,418

		Retail: 1.7%
102,160		Dillard’s, Inc.	2,443,667
			2,443,667

		Semiconductors: 2.5%
110,000	@	Agere Systems, Inc. - Class A	1,496,000
163,800	@	Agere Systems, Inc. - Class B	2,227,680
			3,723,680

		Software: 1.9%
156,160	@	SPSS, Inc.	2,729,677
			2,729,677

See Accompanying Notes to Financial Statements

98

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Telecommunications: 10.3%
1,243,560	@	3Com Corp.	$4,551,430
1,060,766	@	Adaptec, Inc.	4,221,849
719,863	@	Cincinnati Bell, Inc.	2,843,459
486,340	@,L	UTStarcom, Inc.	3,579,462
			15,196,200

		Transportation: 2.2%
211,000	@,L	Sirva, Inc.	1,656,350
134,300	@	US Xpress Enterprises, Inc.	1,639,803
			3,296,153
		Total Common Stock (Cost $157,615,381)	140,968,018

Principal Amount			Value
SHORT-TERM INVESTMENTS: 26.4%

	Securities Lending CollateralCC: 26.4%
$38,858,767	The Bank of New York Institutional Cash Reserves Fund		38,858,767
	Total Short-Term Investments (Cost $38,858,767)		38,858,767
	Total Investments In Securities (Cost $196,474,148)*	122.3%	$179,826,785
	Other Assets and Liabilities-Net	(22.3)	(32,742,671)
	Net Assets	100.0%	$147,084,114

@                                    Non-income producing security

@@                        Foreign issuer

cc                                    Securities purchased with cash collateral for securities loaned.

L                                         Loaned security, a portion or all of the security is on loan at May 31, 2005.

*                                         Cost for federal income tax purposes is $196,837,741. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$8,506,399
Gross Unrealized Depreciation	(25,517,355)
Net Unrealized Depreciation	$(17,010,956)

See Accompanying Notes to Financial Statements

99

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2005 were as follows:

Fund Name	Type	Per Share Amount
Convertible Fund
Class A	NII	$0.4697
Class B	NII	$0.3193
Class C	NII	$0.3384
Class Q	NII	$0.4698

Equity and Bond Fund
Class A	NII	$0.1895
Class B	NII	$0.0894
Class C	NII	$0.1091
Class Q	NII	$0.1619

Real Estate Fund
Class A	NII	$0.5020
Class B	NII	$0.4010
Class C	NII	$0.3851
Class I	NII	$0.5343
Class O	NII	$0.3822
All Classes	STCG	$0.4419
All Classes	LTCG	$0.5037

LargeCap Growth Fund
Class A	NII	$0.3807
Class B	NII	$0.2648
Class C	NII	$0.2660
Class I	NII	$0.4574
Class Q	NII	$0.4170
All Classes	ROC	$0.1453

Fund Name	Type	Per Share Amount
LargeCap Value Fund
Class A	NII	$0.0769
Class B	NII	$0.0324
Class C	NII	$0.0310
Class Q	NII	$0.0929
All Classes	STCG	$0.3248

MagnaCap Fund
Class A	NII	$0.1328
Class B	NII	$0.0206
Class C	NII	$0.0211
Class I	NII	$0.2027
Class M	NII	$0.0393
Class Q	NII	$0.0736

MidCap Value Fund
All Classes	STCG	$0.4975
All Classes	LTCG	$0.3854

SmallCap Value Fund
All Classes	STCG	$0.3885
All Classes	LTCG	$0.4973

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

ROC — Return of capital

Total long-term capital gains distributions designated by the Funds are as follows:

Real Estate Fund:	$8,486,213
MidCap Value Fund:	$5,232,768
SmallVap Value Fund:	$5,445,567

Of the ordinary distributions made during the fiscal year ended May 31, 2005, the following percentages qualify for the dividends received deduction available to corporate shareholders:

Convertible Fund:	63.46%
Equity and Bond Fund:	82.10%
Real Estate Fund:	1.04%
LargeCap Growth Fund:	43.61%
LargeCap Value Fund:	35.77%
MagnaCap Fund:	100.00%
MidCap Value Fund	23.13%
SmallCap Value Fund:	12.30%

For the fiscal periods ended May 31, 2005, the following are percentages of ordinary dividends paid by the Funds that are desiginated as qualifying dividend income subject to reduced income tax rates for indivduals:

Convertible Fund:	63.46%
Equity and Bond Fund:	81.84%
Real Estate Fund:	2.75	%(1)
LargeCap Growth Fund:	79.82%
LargeCap Value Fund:	35.68%
MagnaCap Fund:	100.00%
MidCap Value Fund	23.15%
SmallCap Value Fund:	12.30%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January 2005, shareholders, excluding corporate shareholders, received an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in calendar year 2004.

(1) For the tax year ended December 31, 2004.

100

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Funds are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

		Term of		Number of
		Office and	Principal	Portfolios in	Other
	Position(s)	Length of	Occupation(s)	Fund Complex	Directorships
Name, Address	Held with	Time	During the	Overseen	Held by
and Age	Trust	Served(1)	Past Five Years	by Trustee	Trustee

Independent Trustees:

John V. Boyer(3)	Trustee	January	Executive Director, The	154	None
7337 E. Doubletree Ranch Rd.		2005 - Present	Mark Twain House &
Scottsdale, Arizona 85258			Museum(2) (September
Age: 51			1989 - Present).

J. Michael Earley(4)	Trustee	February 2002 -	President and Chief	154	None
7337 E. Doubletree Ranch Rd.		Present	Executive Officer,
Scottsdale, Arizona 85258			Bankers Trust Company,
Age : 59			N.A. (June 1992 -
Present).

R. Barbara Gitenstein(3)	Trustee	February 2002 -	President, College of	154	New Jersey Resources
7337 E. Doubletree Ranch Rd.		Present	New Jersey (January		(September 2003 -
Scottsdale, Arizona 85258			1999 - Present).		Present).
Age : 57

Patrick W. Kenny(4)	Trustee	January 2005 -	President and Chief	154	Assured Guaranty Ltd.
7337 E. Doubletree Ranch Rd.		Present	Executive Officer		(November 2003 -
Scottsdale, Arizona 85258			International Insurance		Present).
Age : 62			Society (June 2001 -
Present). Formerly,
Executive Vice, Frontier
Insurance Group, Inc.
(September 1998 -
March 2001).

Walter H. May(3)	Trustee	October 1999 -	Retired.	154	BestPrep (September
7337 E. Doubletree Ranch Rd.		Present			1991 - Present).
Scottsdale, Arizona 85258
Age : 68

Jock Patton(3)	Chairman	August 1995 -	Private Investor (June	154	JDA Software Group,
7337 E. Doubletree Ranch Rd.	and Trustee	Present for ING	1997 - Present).		Inc. (January 1999 -
Scottsdale, Arizona 85258		Investment	Formerly Director and		Present); Swift
Age : 59		Funds, Inc.	Chief Executive Officer,		Transportation Co.
		October 1999 -	Rainbow Multimedia		(March 2004 - Present).
		Present for ING	Group, Inc. (January
		Mayflower	1999 - December 2001).
Trust and ING
Equity Trust

David W.C. Putnam(4)	Trustee	October 1999 -	President and Director,	154	Progressive Capital
7337 E. Doubletree Ranch Rd.		Present	F.L. Putnam Securities		Accumulation Trust
Scottsdale, Arizona 85258			Company, Inc. (June		(August 1998 - Present);
Age : 65			1978 - Present).		Principled Equity Market
Trust (November 1996 -
Present); Mercy
Endowment Foundation
(September 1995 -
Present); Asian
American Bank and
Trust Company
(June 1992 - Present);
and Notre Dame Health
Care Center (July 1991 -
Present).

Roger B. Vincent(4)	Trustee	February 2002 -	President, Springwell	154	AmeriGas Propane, Inc.
7337 E. Doubletree Ranch Rd.		Present for ING	Corporation (March		(January 1998 - Present).
Scottsdale, Arizona 85258		Investment	1989 - Present).
Born : 59		Funds, Inc. and
ING Equity
Trust

October 1999 -
Present for ING
Mayflower Trust

101

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

		Term of		Number of
		Office and	Principal	Portfolios in	Other
	Position(s)	Length of	Occupation(s)	Fund Complex	Directorships
Name, Address	Held with	Time	During the	Overseen	Held by
and Age	Trust	Served(1)	Past Five Years	by Trustee	Trustee

Richard A. Wedemeyer(3)	Trustee	February 2001 -	Retired. Formerly, Vice	154	Touchstone Consulting
7337 E. Doubletree Ranch Rd.		Present	President - Finance and		Group (June 1997 -
Scottsdale, Arizona 85258			Administration, The		Present) and Jim
Age : 69			Channel Corporation		Henson Legacy (April
			(June 1996 - April		1994 - Present).
2002). Formerly, Trustee,
First Choice Funds
(February 1997 -
April 2001).

Trustees who are “Interested Persons”:

Thomas J. McInerney(5)	Trustee	February 2001 -	Chief Executive Officer,	200	Equitable Life Insurance
7337 E. Doubletree Ranch Rd.		Present	ING U.S. Financial		Co., Golden American
Scottsdale, Arizona 85258			Services (January 2005 -		Life Insurance Co., Life
Age : 59			Present); General		Insurance Company of
			Manager and Chief		Georgia, Midwestern
			Executive Officer, U.S.		United Life Insurance
			Financial Services		Co., ReliaStar Life
			(December 2003 -		Insurance Co., Security
			December 2004);		Life of Denver, Security
			Chief Executive Officer,		Connecticut Life
			ING U.S. Financial		Insurance Co.,
			Services (September		Southland Life
			2001 - December 2003);		Insurance Co., USG
			and General Manager		Annuity and Life
			and Chief Executive		Company, and United
			Officer, U.S. Worksite		Life and Annuity
			Financial Services		Insurance Co. Inc.;
			(December 2000 -		Ameribest Life
			September 2001).		Insurance Co.; First
Columbine Life
Insurance Co.; and
Metro Atlanta Chamber
of Commerce (January
2003 - Present).

John G. Turner(6)	Trustee	October 1999 -	Retired. Formerly, Vice	154	Hormel Foods
7337 E. Doubletree Ranch Rd.		Present	Chairman of ING		Corporation (March
Scottsdale, Arizona 85258			Americas (September		2000 - Present); ShopKo
Age : 65			2000 - January 2002);		Stores, Inc. (August
			Chairman and Chief		1999 - Present); and
			Executive Officer of		Conseco, Inc.
			ReliaStar Financial Corp.		(September 2003 -
			and ReliaStar Life		Present).
Insurance Company (July
1993 - September 2000);
Director of ReliaStar Life
Insurance Company of
New York (April 1975 -
December 2001);
Director of Northern
Life Insurance Company
(March 1985 - April
2000); Chairman and
Trustee of the Northstar
affiliated investment
companies (May 1993 -
December 2001).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.
(2)

Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)	Valuation, Proxy and Brokerage Committee member.
(4)	Audit Committee member.
(5)

Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(6)

Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

102

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address	Position(s)	Term of Office and	Principal Occupation(s) during the
And Age	Held with the Trust	Length of Time Served(1)	Past Five Years
Officers:

James M. Hennessy	President and Chief	February 2001 - Present	President and Chief Executive Officer, ING
7337 E. Doubletree Ranch Rd.	Executive Officer		Investments, LLC (December 2000 -
Scottsdale, Arizona 85258			Present). Formerly, Senior Executive Vice
Age : 56	Chief Operating Officer	July 2000 - Present	President and Chief Operating Officer, ING
Investments, LLC (April 1995 - December
2000); and Executive Vice President, ING
Investments, LLC (May 1998 - June 2000).

Michael J. Roland	Executive Vice President	February 2002 - Present	Executive Vice President (December 2001 -
7337 E. Doubletree Ranch Rd.			Present) and Chief Compliance Officer
Scottsdale, Arizona 85258			(October 2004 - Present), INGInvestments,
Age : 47			LLC. Formerly, Chief Financial Officer and
Treasurer, ING Investments, LLC (December
2001 - March 2005); Senior Vice President,
ING Investments, LLC (June 1998 -
December 2001).

Stanley D. Vyner	Executive Vice President	February 2002 - Present	Executive Vice President, ING Investments,
7337 E. Doubletree Ranch Rd.			LLC (July 2000 - Present) and Chief
Scottsdale, Arizona 85258			Investment Risk Officer (January 2003 -
Age : 55			Present). Formerly, Chief Investment Officer
of the International Portfolios, ING
Investments, LLC (August 2000 - January
2003); and Chief Executive Officer, ING
Investments, LLC (August 1996 - August
2000).

Joseph M. O’Donnell	Chief Compliance Officer	November 2004 - Present	Chief Compliance Officer of the ING Funds
7337 E. Doubletree Ranch Rd.			(November 2004 - Present). Formerly, Vice
Scottsdale, Arizona 85258			President, Chief Legal Counsel, Chief
Age : 50			Compliance Officer and Secretary of Atlas
Securities, Inc., Atlas Advisers, Inc. and Atlas
Funds (October 2001 - October 2004); and
Chief Operating Officer and General
Counsel of Matthews International Capital
Management LLC and Vice President and
Secretary of Matthews International Funds
(August 1999 - May 2001).

Todd Modic	Senior Vice President,	April 2005 - Present	Senior Vice President, ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.	Chief Financial Officer		(April 2005 - Present). Formerly, Vice
Scottsdale, Arizona 85258	and Assistant Secretary		President, ING Funds Services, LLC
Age : 37			(September 2002 - March 2005); Director,
Financial Reporting, ING Investments, LLC
(March 2001 - September 2002); Director of
Financial Reporting, Axient Communications,
Inc. (May 2000 - January 2001).

Robert S. Naka	Senior Vice President and	November 1999 - Present	Senior Vice President (August 1999 -
7337 E. Doubletree Ranch Rd.	Assistant Secretary		Present) and Assistant Secretary (October
Scottsdale, Arizona 85258			2001 - Present), ING Funds Services, LLC.
Age : 41

Kimberly A. Anderson	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC
7337 E. Doubletree Ranch Rd.			(October 2003 - Present). Formerly, Vice
Scottsdale, Arizona 85258			President and Assistant Secretary, ING
Age : 40			Investments, LLC (October 2001 - October
2003); and Assistant Vice President, ING
Funds Services, LLC (November 1999 -
January 2001).

Robyn L. Ichilov	Vice President and Treasurer	November 1999 - Present	Vice President, ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.			(October 2001 - Present) and ING
Scottsdale, Arizona 85258			Investments, LLC (August 1997 - Present).
Age : 37

Lauren D. Bensinger	Vice President	February 2003 - Present	Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258			Officer, ING Funds Distributor, LLC (July
Age : 51			1995 - Present); and Vice President, ING
Investments, LLC (February 1996 - Present).
Formerly, Chief Compliance Officer, ING
Investments, LLC October 2001 - October
2004.

103

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address	Position(s)	Term of Office and	Principal Occupation(s) during the
and Age	Held with the Trust	Length of Time Served(1)	Past Five Years
Maria M. Anderson	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.			(September 2004 - Present). Formerly,
Scottsdale, Arizona 85258			Assistant Vice President, ING Funds Services,
Age : 47			LLC (October 2001 - September 2004); and
Manager Fund Accounting and Fund
Compliance, ING Investments, LLC
(September 1999 - October 2001).

Mary A. Gaston	Vice President	April 2005 - Present	Vice President, ING Fund Services, LLC
7337 E. Doubletree Ranch Rd			(April 2005 - Present). Formerly, Assistant
Scottsdale, Arizona 85258			Vice President, Financial Reporting, ING
Age : 39			Investments, LLC (April 2004 - April 2005);
Manager, Financial Reporting, ING
Investments, LLC (August 2002 - April 2004);
and Controller Z Seven Fund, Inc. and Ziskin
Asset Management, Inc. (January 2000 -
March 2002).

Susan P. Kinens	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.			LLC (December 2002 - Present); and has held
Scottsdale, Arizona 85258			various other positions with ING Funds
Age : 28			Services, LLC for more than the last five years.

Kimberly K. Palmer	Assistant Vice President	September 2004 - Present	Assistant Vice President, ING Funds Services,
7337 E. Doubletree Rand Rd.			LLC (August 2004 - Present). Formerly,
Scottsdale, Arizona 85258			Manager, Registration Statements, ING
Age : 48			Funds Services, LLC (May 2003 - August
2004); Associate Partner, AMVESCAP PLC
(October 2000 - May 2003); Director of
Federal Filings and Blue Sky Filings,
INVESCO Funds Group, Inc. (March 1994 -
May 2003).

Huey P. Falgout, Jr.	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal
7337 E. Doubletree Ranch Rd.			Services (September 2003 - Present).
Scottsdale, Arizona 85258			Formerly, Counsel, ING Americas, U.S. Legal
Age : 41			Services (November 2002 - September 2003);
and Associate General Counsel of AIG
American General (January 1999 -
November 2002).

Theresa K. Kelety	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services
7337 E. Doubletree Ranch Rd.			(April 2003 - Present). Formerly, Senior
Scottsdale, Arizona 85258			Associate with Shearman & Sterling
Age : 42			(February 2000 - April 2003).

Robin R. Nesbitt	Assistant Secretary	September 2004 - Present	Supervisor, Board Operations, ING Funds
7337 E. Doubletree Rand Rd.			Services, LLC (August 2003 - Present).
Scottsdale, Arizona 85258			Formerly, Senior Legal Analyst, ING Funds
Age : 31			Services, LLC (August 2002 - August 2003);
Associate, PricewaterhouseCoopers
(January 2001 - August 2001); and
Paralegal, McManis, Faulkner & Morgan
(May 2000 - December 2000).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

104

(THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Convertible Fund

ING Equity and Bond Fund

ING Equity Income Fund

ING Real Estate Fund

Domestic Equity Growth Funds

ING Disciplined LargeCap Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING SmallCap Opportunities Fund

ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING MagnaCap Fund

ING MidCap Value Fund

ING MidCap Value Choice Fund

ING SmallCap Value Fund

ING SmallCap Value Choice Fund

ING Value Opportunity Fund

Fixed Income Funds

ING GNMA Income Fund

ING Government Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund

ING Foreign Fund

ING International Fund

ING International Growth Fund

ING International SmallCap Fund

ING International Value Fund

ING International Value Choice Fund

ING Precious Metals Fund

ING Russia Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund

ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Income Fund

*                                         An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager

ING Investments, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-334-3444

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Custodian

The Bank of New York

100 Colonial Center Parkway, Suite 300

Lake Mary, Florida 32746

Legal Counsel

Dechert

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachussetts 02110

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

PRAR-UDEIQ	(0505-073005)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that David Putnam is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Putnam is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $26,662 for year ended May 31, 2005 and $11,934 for year ended May 31, 2004.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $3,327 for the year ended May 31, 2005. There were no fees for the year end May 31, 2004.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $8,092 in the year ended May 31, 2005 and $4,500 in the year ended May 31, 2004.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Amended:  March 29, 2005

4

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2005 through December 31, 2005

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $8,925 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	☒	Not to exceed $12,000 per audit

(1)

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

5

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2005 through December 31, 2005

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,000 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses	☒	☒	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	☒		Not to exceed $9,000 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	☒		Not to exceed $20,000 per fund per year

6

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2005  through December 31, 2005

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Review of year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

International tax services (e.g., Taiwan and India)	☒		Not to exceed $5,000 per Fund during the Pre- Approval Period

(2)

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses	☒	☒	Not to exceed $2,000 per course during the Pre- Approval Period

Tax services associated with Fund mergers	☒	☒	Not to exceed $8,000 per merger during the Pre- Approval Period

Tax services related to the preparation of annual PFIC statements and annual Form 5471 (Controlled Foreign Corporation) for structured finance vehicles	☒		Not to exceed $18,000 during the Pre- Approval Period

Tax services related to CLOs and CBOs	☒		Not to exceed $15,000 per quarter

Loan Staff Services		☒	Not to exceed $15,000 during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating the tax treatment of swaps, swaptions, mortgage-backed securities and other derivatives.	☒		Not to exceed $120,000 during the Pre- Approval Period

8

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2005 through December 31, 2005

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	☒		Not to exceed $5,000 per Fund during the Pre- Approval Period

9

Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2005

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A

ING INVESTORS TRUST (formerly, THE GCG TRUST)

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP EMERGING MARKETS FUND, INC.

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND

(e) (2)                 Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $339,695 for year ended May 31, 2005 and $219,120 for year ended May 31, 2004.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

3

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as

EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

     (3)                   Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Investment Funds, Inc.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: August 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: August 8, 2005

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 8, 2005

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